            Filed with the Securities and Exchange Commission on August 29, 2005

                           Securities Act of 1933 Registration File No. 33-84762
                                Investment Company Act of 1940 File No. 811-8648


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

Pre-Effective Amendment No.__                                              [ ]


Post-Effective Amendment No. 32                                            [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]


Amendment No. 35


                        (Check appropriate box or boxes)

                                 WT MUTUAL FUND
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

                         Robert J. Christian, President
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Joseph V. Del Raso, Esq.
                               Pepper Hamilton LLP
                              3000 Two Logan Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check the appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

          -    may not be able to maintain a stable $1.00 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                        PORTFOLIO DESCRIPTIONS
A look at the goals, strategies,           Summary.............................................    3
risks and expenses of each                 Performance Information.............................    5
Portfolio.                                 Fees and Expenses...................................    8
                                           Example.............................................    8
                                           Investment Objectives...............................    9
                                           Primary Investment Strategies.......................    9
                                           Additional Risk Information.........................   10
                                           Financial Highlights................................   12

                                        MANAGEMENT OF THE PORTFOLIOS
Details about the service providers        Investment Adviser..................................   15
                                           Service Providers...................................   16

                                        SHAREHOLDER INFORMATION
Policies and instructions for              Pricing of Shares...................................   17
opening, maintaining and closing           Purchase of Shares..................................   17
an account in any of the Portfolios        Redemption of Shares................................   18
                                           Frequent Purchases and Redemptions..................   20
                                           Exchange of Shares..................................   21
                                           Distributions.......................................   21
                                           Taxes...............................................   21

                                        DISTRIBUTION ARRANGEMENTS
Details on the Portfolios'                 Rule 12b-1 Fees.....................................   23
distribution plans and share classes.      Share Classes.......................................   23

                                        GLOSSARY...............................................   24

                                        FOR MORE INFORMATION...................................   25


For information about key terms and concepts, please refer to the "Glossary."

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective     -    The WILMINGTON PRIME MONEY MARKET and WILMINGTON
                              U.S. GOVERNMENT PORTFOLIOS each seek high current
                              income, while preserving capital and liquidity.

                         - The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current interest income exempt from Federal income taxes while preserving principal.

Investment Focus         -    Money market instruments

Share Price Volatility   -    Each Portfolio will strive to maintain a stable
                              $1.00 share price.

Principal Investment     -    The WILMINGTON PRIME MONEY MARKET PORTFOLIO
Strategy                      invests in money market instruments, including
                              bank obligations, high quality commercial paper
                              and U.S. Government obligations.

                         - The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                         - The WILMINGTON TAX-EXEMPT PORTFOLIO invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

                         - In selecting securities for a Portfolio, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                         -    Each of the WILMINGTON PRIME MONEY MARKET and the
                              WILMINGTON TAX-EXEMPT PORTFOLIOS may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The
                              WILMINGTON U.S. GOVERNMENT PORTFOLIO may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks          The  Portfolios are subject to the risks summarized
                         below, which are further described under "Additional
                         Risk Information."

                         - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.

                         - The obligations in which the Portfolios invest are subject to credit risk and interest rate risk.
                              Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                         - The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile         -    Conservative

PERFORMANCE INFORMATION

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995        5.63%
   1996        5.08%
   1997        5.22%
   1998        5.17%
   1999        4.80%
   2000        6.11%
   2001        3.92%
   2002        1.47%
   2003        0.72%
   2004        0.82%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____ %


    BEST QUARTER         WORST QUARTER
-------------------   -------------------
       1.57%                 0.15%
(December 31, 2000)   (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year   5 Years   10 Years
----------------------------------------------------   ------   -------   --------
Prime Money Market Portfolio - Investor Shares          0.82%     2.59%     3.87%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995        5.51%
   1996        4.99%
   1997        5.12%
   1998        5.07%
   1999        4.69%
   2000        5.94%
   2001        3.71%
   2002        1.26%
   2003        0.64%
   2004        0.81%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____ %


    BEST QUARTER         WORST QUARTER
-------------------   -------------------
       1.54%                 0.14%
(December 31, 2000)   (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year   5 Years   10 Years
----------------------------------------------------   ------   -------   --------
U.S. Government Portfolio - Investor Shares             0.81%    2.45%      3.76%

                         WILMINGTON TAX-EXEMPT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995        3.47%
   1996        3.01%
   1997        3.15%
   1998        2.98%
   1999        2.76%
   2000        3.65%
   2001        2.30%
   2002        0.90%
   2003        0.49%
   2004        0.58%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____ %


    BEST QUARTER         WORST QUARTER
-------------------   --------------------
       0.96%                 0.09%
(December 31, 2000)   (September 30, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year   5 Years   10 Years
----------------------------------------------------   ------   -------   --------
Tax-Exempt Portfolio - Investor Shares                  0.58%    1.57%      2.32%

You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS):


                [Expense Information to be updated by amendment]


                                                        U.S.
                                     Prime Money     Government   Tax-Exempt
                                  Market Portfolio    Portfolio    Portfolio
                                  ----------------   ----------   ----------
Management fees                         0.33%           0.37%        0.37%
Distribution (12b-1) fees(1)            0.10%           0.10%        0.10%
Other expenses(2)                       0.12%           0.15%        0.18%
TOTAL ANNUAL OPERATING EXPENSES         0.55%           0.62%        0.65%

(1) While the Distribution (12b-1) Plan provides for payments of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.

(2) "Other expenses" have been restated to reflect current fees in connection with the Portfolios' change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities.

EXAMPLE

     This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The examples below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

          -    you reinvested all dividends;

          -    the average annual return was 5%;

          - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


INVESTOR SHARES                1 Year   3 Years   5 Years   10 Years
---------------                ------   -------   -------   --------
Prime Money Market Portfolio     $56      $176      $307      $689
U.S. Government Portfolio        $63      $198      $346      $774
Tax-Exempt Portfolio             $66      $208      $362      $810

     The above example of Investor Shares is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

     The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in:

          - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

          - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

          - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

          -    U.S. Government obligations;

          -    high quality municipal securities; and

          - repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its total assets in:

          -    U.S. Government obligations; and

          - repurchase agreements that are fully collateralized by such obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

     The WILMINGTON TAX-EXEMPT PORTFOLIO invests in:

          -    high quality municipal obligations and municipal bonds;

          -    floating and variable rate obligations;

          -    participation interests;

          -    high quality tax-exempt commercial paper; and

          -    high quality short-term municipal notes.

     The Tax-Exempt Portfolio has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").


ADDITIONAL RISK INFORMATION


     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

          - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

          - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

          - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

          - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

          - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Investor Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the fiscal years ended June 30, 2001, 2002, 2003, 2004 and 2005 have been audited by _____________ whose report, along with each Portfolio's financial statements, is included in the Investor Shares' Annual Report, which is available without charge upon request.


PRIME MONEY MARKET PORTFOLIO - INVESTOR SHARES











                                                  For the Fiscal Years Ended June 30
                                     ------------------------------------------------------------
                                            2005     2004      2003      2002        2001
                                           -----   -------   -------   -------     --------
NET ASSET VALUE - BEGINNING
   OF PERIOD......................         $1.00   $  1.00   $  1.00   $  1.00     $   1.00
                                     ---   -----   -------   -------   -------     --------   ---
INVESTMENT OPERATIONS:
   Net investment income..........                    0.01      0.01      0.02         0.06
                                     ---   -----   -------   -------   -------     --------   ---
DISTRIBUTIONS:
   From net investment income.....                   (0.01)    (0.01)    (0.02)       (0.06)
   From net realized gain.........                      --        --        --(2)        --
                                     ---   -----   -------   -------   -------     --------   ---
      Total distributions.........                   (0.01)    (0.01)    (0.02)       (0.06)
                                           -----   -------   -------   -------
NET ASSET VALUE - END OF PERIOD...         $1.00   $  1.00   $  1.00   $  1.00     $   1.00
                                     ===   =====   =======   =======   =======     ========   ===
TOTAL RETURN......................                    0.58%     1.07%     2.26%        5.68%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses.......................                    0.53%     0.51%     0.43%        0.48%
   Net investment income..........                    0.59%     1.10%     2.54%        5.70%
Net assets at end of period
   (000 omitted)..................                 $14,105   $28,937   $43,314     $382,884


----------

(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series.


(2)  Less than $0.01 per share.

U.S. GOVERNMENT PORTFOLIO - INVESTOR SHARES














                                                  For the Fiscal Years Ended June 30
                                     ------------------------------------------------------------
                                            2005     2004      2003      2002        2001
                                           -----   -------   -------   -------     -------
NET ASSET VALUE -
BEGINNING OF PERIOD...............         $1.00   $  1.00   $  1.00   $  1.00     $  1.00
                                           -----   -------   -------   -------     -------   ---
INVESTMENT
OPERATIONS:
   Net investment income..........                    0.01      0.01      0.02        0.05
                                           -----   -------   -------   -------     -------   ---
DISTRIBUTIONS:
   From net investment income.....                   (0.01)    (0.01)    (0.02)      (0.05)
   From net realized gain.........                      --        --        --(2)       --
                                           -----   -------   -------   -------     -------   ---
      Total distributions.........                   (0.01)    (0.01)    (0.02)      (0.05)
                                           -----   -------   -------   -------     -------   ---
NET ASSET VALUE - END OF PERIOD...         $1.00   $  1.00   $  1.00   $  1.00     $  1.00
                                           =====   =======   =======   =======     =======   ===
TOTAL RETURN......................                    0.53%     0.95%     2.02%       5.50%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses.......................                    0.58%     0.57%     0.54%       0.54%
   Net investment income..........                    0.53%     0.93%     2.37%       5.59%
Net assets at end of period
   (000 omitted)..................                 $33,892   $34,252   $23,576     $95,324


----------










(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series.


(2)  Less than $0.01 per share.

TAX-EXEMPT PORTFOLIO - INVESTOR SHARES














                                                 For the Fiscal Years Ended June 30
                                     ---------------------------------------------------------
                                            2005     2004      2003      2002      2001
                                           -----   -------   -------   -------   -------
NET ASSET VALUE - BEGINNING OF
   PERIOD ........................         $1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                           -----   -------   -------   -------   -------   ---

INVESTMENT OPERATIONS:
   Net investment income .........                       2      0.01      0.01      0.03
                                           -----   -------   -------   -------   -------   ---

DISTRIBUTIONS:
   From net investment income ....                       2     (0.01)    (0.01)    (0.03)
                                           -----   -------   -------   -------   -------   ---
NET ASSET VALUE - END OF PERIOD ..         $1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                           =====   =======   =======   =======   =======   ===
TOTAL RETURN .....................                    0.41%     0.73%     1.30%     3.38%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses ......................                    0.58%     0.57%     0.56%     0.53%

   Net investment income .........                    0.42%     0.72%     1.49%     3.36%

Net assets at end of period
   (000 omitted) .................                 $46,990   $23,382   $29,597   $65,138


----------










(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Tax-Exempt Series.


(2)  Less than $0.01 per share.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees of the Portfolios supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had $____ billion in assets under management






     For the twelve months ended June 30, 2005, RSMC received the following advisory fees (after fee waivers) as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I in which each Portfolio invested as part of its former master-feeder structure:



Prime Money Market Series   %

U. S. Government Series     %

Tax-Exempt Series           %



     RSMC is entitled to a monthly advisory fee at the annual rate of __% of each Portfolio's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended June 30, 2005.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                            Shareholder
Management                                                                                       Services

            INVESTMENT ADVISER                                                                             TRANSFER AGENT

      Rodney Square Management Corp.                                                                         PFPC Inc.
         1100 North Market Street                                                                          760 Moore Road
           Wilmington, DE 19890                                                                      King of Prussia, PA 19406

                                                                                                   Handles shareholder services,
                                                                                                    including recordkeeping and
                                                                                                statements, payment of distributions
   Manages each Portfolio's investment                                                             and processing of buy and sell
               activities.                                                                                   requests.

                                                              WT MUTUAL FUND

                                                 WILMINGTON PRIME MONEY MARKET PORTFOLIO
                                                   WILMINGTON U.S. GOVERNMENT PORTFOLIO
                                                     WILMINGTON TAX-EXEMPT PORTFOLIO

Fund                                                                                             Asset
Operations                                                                                       Safe Keeping

            ADMINISTRATOR AND                                                                                  CUSTODIAN
             ACCOUNTING AGENT

                PFPC Inc.                                                                               Wilmington Trust Company
           301 Bellevue Parkway                                                                         1100 North Market Street
           Wilmington, DE 19809                                                                           Wilmington, DE 19890

    Provides facilities, equipment and                                                              Holds each Portfolio's assets,
  personnel to carry out administrative                                                            settles all portfolio trades and
  services related to each Portfolio and                                                         collects most of the valuation data
   calculates each Portfolio's NAV and                                                              required for calculating each
              distributions.                                                                          Portfolio's NAV per share.




                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road
                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     Each Portfolio uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC Inc. determines the NAV per share of the Tax-Exempt Portfolio as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). PFPC Inc. determines the NAV per share of the Prime Money Market Portfolio and U.S. Government Portfolio as of 2:00 p.m. and 4:00 p.m. Eastern time on each business day. The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

PURCHASE OF SHARES

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular Mail:                        Overnight Mail:
     Wilmington Money Market Portfolios   Wilmington Money Market Portfolios
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box 9828                        101 Sabin Street
     Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Orders placed and payments for which are received in or converted into federal funds for your account by 12:00 Noon Eastern time for the Tax-Exempt Portfolio will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

     Orders placed and payments for which are received in or converted into federal funds for your account by 2:00 p.m. Eastern time for both the Prime Money Market Portfolio and the U.S. Government Portfolio will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments for which are received or converted into federal funds after 2:00 p.m. and up to 4:00 p.m. will be accepted at the price determined at 4:00 p.m. In each case, shares purchased on or before 4:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 4:00 p.m. your shares will begin to accrue dividends on the following business day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT PORTFOLIO


                                                       RECEIPT OF REDEMPTION REQUEST BY PORTFOLIO
                                                      -------------------------------------------
                                                      ON OR BEFORE 12:00 NOON    AFTER 12:00 NOON
                                                      -----------------------   -----------------
On What Day Will My Redemption Proceeds Normally Be      Same Business Day      Next Business Day
Wired to My Account?

Will I Be Eligible to Receive the Day's Dividend?                No                    Yes


WILMINGTON PRIME MONEY MARKET PORTFOLIO AND WILMINGTON U.S. GOVERNMENT PORTFOLIO


                                                   RECEIPT OF REDEMPTION REQUEST BY PORTFOLIO
                                          -----------------------------------------------------------
                                             ON OR BEFORE       AFTER 2:00 P.M.
                                              2:00 P.M.       AND UP TO 4:00 P.M.    AFTER 4:00 P.M.
                                          -----------------   -------------------   -----------------
On What Day Will My Redemption            Same Business Day    Next Business Day    Next Business Day
Proceeds Normally Be Wired to My
Account?

Will I Be Eligible to Receive the Day's           No                   No                  Yes
Dividend?


     If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

     Regular Mail:                        Overnight Mail:
     Wilmington Money Market Portfolios   Wilmington Money Market Portfolios
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box 9828                        101 Sabin Street
     Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

     Money market funds such as the Portfolios generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolios' shares. WT Mutual Fund also believes that money market funds, such as the Portfolios, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolios' shares could increase the Portfolios' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolios, which could detract from their performance. Accordingly, the Portfolios reserve the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolios. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

     The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the Distribution (12b-1) Plan provides for payments of up to 0.20% of the average net asset of each Portfolio's Investor Shares per annum, the Board of Trustees has authorized annual payments of up to 0.10% of the average net assets of each Portfolio's Investor Shares.

SHARE CLASSES

     The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Services Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

RULE 12B-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND
                                 SERVICE SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

          -    may not be able to maintain a stable $1.00 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                 PORTFOLIO DESCRIPTIONS

A look at the goals,                Summary................................    3
strategies, risks and expenses      Performance Information................    5
of each Portfolio.                  Fees and Expenses......................    8
                                    Example................................    8
                                    Investment Objectives..................    9
                                    Primary Investment Strategies..........   12
                                    Additional Risk Information............   10
                                    Financial Highlights...................   12

                                 MANAGEMENT OF THE PORTFOLIOS

Details about the service           Investment Adviser.....................   15
providers.                          Service Providers......................   16

                                 SHAREHOLDER INFORMATION

Policies and instructions for       Pricing of Shares......................   17
opening, maintaining and            Purchase of Shares.....................   17
closing an account in any of        Redemption of Shares...................   18
the Portfolios.                     Frequent Purchases and Redemptions.....   20
                                    Exchange of Shares.....................   20
                                    Distributions..........................   21
                                    Taxes..................................   21

                                 DISTRIBUTION AND SERVICE ARRANGEMENTS

Details on the Portfolios'          Shareholder Service Fees...............   22
shareholder service fees and        Share Classes..........................   22
share classes.

                                    GLOSSARY...............................   23

                                    FOR MORE INFORMATION...................   24


For information about key terms and concepts, please refer to the "Glossary."

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO

                                 SERVICE SHARES
                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective     -    The WILMINGTON PRIME MONEY MARKET and WILMINGTON
                              U.S. GOVERNMENT PORTFOLIOS each seek high current
                              income, while preserving capital and liquidity.

                         - The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current interest income exempt from Federal income taxes while preserving principal.

Investment Focus         -    Money market instruments

Share Price Volatility   -    Each Portfolio will strive to maintain a stable
                              $1.00 share price.

Principal Investment     -    The WILMINGTON PRIME MONEY MARKET PORTFOLIO
Strategy                      invests in money market instruments, including
                              bank obligations, high quality commercial paper
                              and U.S. Government obligations.

                         - The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its assets in U.S. Government obligations and repurchase agreements collateralized by such obligations.

                         - The WILMINGTON TAX-EXEMPT PORTFOLIO invests in high quality municipal obligations, municipal bonds and other instruments exempt from Federal income tax.

                         - In selecting securities for a Portfolio, the investment adviser seeks current income, liquidity and safety of principal. The investment adviser may sell securities if the securities are downgraded to a lower ratings category.

                         -    Each of the WILMINGTON PRIME MONEY MARKET and the
                              WILMINGTON TAX-EXEMPT PORTFOLIOS may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The
                              WILMINGTON U.S. GOVERNMENT PORTFOLIO may invest up to 20% of its total assets in the obligations of banks, finance companies and utilities.

Principal Risks          The Portfolios are subject to the risks summarized
                         below, which are further described under "Additional
                         Risk Information."

                         - An investment in a Portfolio is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio.

                         - The obligations in which the Portfolios invest are subject to credit risk and interest rate risk.
                              Typically, when interest rates rise, the market prices of debt securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                         - The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile         -    Conservative

PERFORMANCE INFORMATION

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       2002          1.19%
       2003          0.51%
       2004          0.66%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


  BEST QUARTER        WORST QUARTER
----------------   -------------------
      0.33%                0.10%
(March 31, 2002)   (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS            Since Inception
OF DECEMBER 31, 2004              1 Year   (April 2, 2001)
-------------------------------   ------   ---------------
Prime Money Market Portfolio -
   Service Shares                  0.66%         1.25%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS    RETURNS
-----------------    -------
       2002           1.04%
       2003           0.44%
       2004           0.61%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


    BEST QUARTER         WORST QUARTER
-------------------   -------------------
       0.30%                 0.09%
(December 31, 2004)   (December 31, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS            Since Inception
OF DECEMBER 31, 2004              1 Year   (April 2, 2001)
-------------------------------   ------   ---------------
U.S. Government Portfolio -
Service Shares                     0.61%        1.14%

                         WILMINGTON TAX-EXEMPT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURN FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       2002          0.70%
       2003          0.28%
       2004          0.41%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       0.21%                  0.04%
(December 31, 2004)   (September 30, 2003)

AVERAGE ANNUAL TOTAL RETURNS AS            Since Inception
OF DECEMBER 31, 2004              1 Year   (April 2, 2001)
-------------------------------   ------   ---------------
Tax-Exempt Portfolio - Service
   Shares                          0.41%        0.74%

You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS):


                [Expense Information to be updated by amendment]


                                                        U.S.
                                     Prime Money     Government   Tax-Exempt
                                  Market Portfolio    Portfolio    Portfolio
                                  ----------------   ----------   ----------
Management fees                         0.33%           0.37%        0.37%
Distribution (12b-1) fees                None            None         None
Shareholder Service fees                0.25%           0.25%        0.25%
Other expenses(1)                       0.12%           0.15%        0.18%
TOTAL ANNUAL OPERATING EXPENSES         0.70%           0.77%        0.80%

(1) "Other expenses" have been restated to reflect current fees in connection with the Portfolios' change in investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in portfolio securities.

EXAMPLE

     This example is intended to help you compare the cost of investing in Service Shares of each Portfolio with the cost of investing in other mutual funds. The examples below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

          -    you reinvested all dividends;

          -    the average annual return was 5%;

          - the Portfolio's total operating expenses are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


SERVICE SHARES                 1 Year   3 Years   5 Years   10 Years
--------------                 ------   -------   -------   --------
Prime Money Market Portfolio     $72      $224      $390      $871
U.S. Government Portfolio        $79      $246      $428      $954
Tax-Exempt Portfolio             $82      $255      $444      $990

     The above example of Service Shares is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVES

     The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1.00 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in:

          - U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

          - commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

          - corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

          -    U.S. Government obligations;

          -    high quality municipal securities; and

          - repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests at least 80% of its total assets in:

          -    U.S. Government obligations; and

          - repurchase agreements that are fully collateralized by such obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, the Portfolio would not be able to assert a claim against the United States.

     The WILMINGTON TAX-EXEMPT PORTFOLIO invests in:

          -    high quality municipal obligations and municipal bonds;

          -    floating and variable rate obligations;

          -    participation interests;

          -    high quality tax-exempt commercial paper; and

          -    high quality short-term municipal notes.

     The Tax-Exempt Portfolio has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

          - CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

          - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

          - GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

          - INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

          - PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

FINANCIAL HIGHLIGHTS



     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of the Portfolio's operation. Certain information reflects financial results for a single Service Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the periods ended June 30, 2001, 2002, 2003, 2004 and 2005 have been audited by __________, whose report, along with each Portfolio's financial statements, is included in the Service Shares' Annual Report, which is available without charge upon request.



PRIME MONEY MARKET PORTFOLIOS - SERVICE SHARES















                                                                                                    For the
                                                                                                    Period
                                                                                                   April 2,
                                                                                                    2001(2)
                                                          For the Fiscal Year Ended June 30         through
                                                       --------------------------------------      June 30,
                                                2005      2004           2003         2002           2001
                                               -----   ----------     ----------   ----------     ----------
NET ASSET VALUE - BEGINNING OF PERIOD ......   $1.00   $     1.00     $     1.00   $     1.00     $     1.00
                                               -----   ----------     ----------   ----------     ----------
INVESTMENT OPERATIONS:
   Net investment income ...................                   --(3)        0.01         0.02           0.01
                                               -----   ----------     ----------   ----------     ----------
DISTRIBUTIONS:
   From net investment income ..............                   --(3)       (0.01)       (0.02)         (0.01)
   From net realized gain ..................                   --             --           --(3)          --
                                               -----   ----------     ----------   ----------     ----------
      Total distributions ..................                   --          (0.01)       (0.02)         (0.01)
                                               -----   ----------     ----------   ----------     ----------
NET ASSET VALUE - END OF PERIOD ............   $1.00   $     1.00     $     1.00   $     1.00     $     1.00
                                               =====   ==========     ==========   ==========     ==========
TOTAL RETURN ...............................                 0.39%          0.87%        1.95%          1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
   DATA:(1)
   Expenses ................................                 0.73%          0.72%        0.72%          0.72%*
   Net investment income ...................                 0.39%          0.86%        1.91%          3.97%*
Net assets at end of period (000 omitted) ..           $2,001,681     $2,354,190   $2,358,034     $2,155,407


----------
*    Annualized.

**   Not annualized.


(1) For the period April 2, 2001 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Prime Money Market Series.


(2)  Commencement of operations.

(3)  Less than $0.01 per share.

U.S. GOVERNMENT PORTFOLIO - SERVICE SHARES





                                                    For the Fiscal Years Ended June 30,       For the Period April 2,
                                                 ----------------------------------------         2001(2) through
                                                  2005     2004         2003        2002           June 30, 2001
                                                 -----   --------     --------   --------     -----------------------
NET ASSET VALUE - BEGINNING OF PERIOD ........   $1.00   $   1.00     $   1.00   $   1.00          $     1.00
                                                 -----   --------     --------   --------          ----------
INVESTMENT OPERATIONS:
Net investment income ........................                 --(3)      0.01       0.02                0.01
                                                         --------     --------   --------          ----------
DISTRIBUTIONS:
From net investment income ...................                 --(3)     (0.01)     (0.02)              (0.01)
From net realized gain .......................                 --           --         --(3)               --
                                                         --------     --------   --------          ----------
Total distributions ..........................                 --        (0.01)     (0.02)              (0.01)
                                                         --------     --------   --------          ----------
NET ASSET VALUE - END OF PERIOD ..............   $1.00   $   1.00     $   1.00   $   1.00          $     1.00
                                                 =====   ========     ========   ========          ==========
TOTAL RETURN .................................               0.33%        0.75%      1.79%               0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
   DATA:(1)
   Expenses ..................................               0.78%        0.77%      0.78%               0.78%*
   Net investment income .....................               0.33%        0.76%      1.78%               3.75%*
Net assets at end of period (000 omitted) ....           $832,314     $929,538   $974,914          $1,120,776


----------
*    Annualized.

**   Not annualized.


(1) For the period April 2, 2001 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - U.S. Government Series.


(2)  Commencement of operations.

(3)  Less than $0.01 per share.

TAX-EXEMPT PORTFOLIO - SERVICE SHARES





                                                  For the Fiscal Years Ended June 30,     For the Period April 2,
                                               ----------------------------------------       2001(2) through
                                                2005     2004         2003       2002          June 30, 2001
                                               -----   --------     --------   --------   -----------------------
NET ASSET VALUE - BEGINNING OF PERIOD ......   $1.00   $   1.00     $   1.00   $   1.00         $   1.00
                                               -----   --------     --------   --------         --------
INVESTMENT OPERATIONS:
Net investment income ......................                 --(3)      0.01       0.01             0.01
                                                       --------     --------   --------         --------
DISTRIBUTIONS:
From net investment income .................                 --(3)     (0.01)     (0.01)           (0.01)
                                               -----   --------     --------   --------         --------
NET ASSET VALUE - END OF PERIOD ............   $1.00   $   1.00     $   1.00   $   1.00         $   1.00
                                               =====   ========     ========   ========         ========
TOTAL RETURN ...............................               0.21%        0.52%      1.09%            0.64%**
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:(1)
   Expenses ................................               0.79%        0.78%      0.78%            0.79%*
   Net investment income ...................               0.20%        0.52%      1.08%            2.38%*
Net assets at end of period (000 omitted)...           $424,089     $525,522   $493,767         $409,650


----------
*    Annualized.

**   Not annualized.


(1) For the period April 2, 2001 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, the WT Investment Trust I - Tax-Exempt Series.


(2)  Commencement of operations.

(3)  Less than $0.01 per share.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees of the Portfolios supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325 also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had $____ billion in assets under management.






     For the twelve months ended June 30, 2005, RSMC received the following advisory fees (after fee waivers) as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I in which each Portfolio invested as part of its former master-feeder structure:



Prime Money Market Series    _________%

   U. S. Government Series   _________%

   Tax-Exempt Series         _________%



     RSMC is entitled to a monthly advisory fee at the annual rate of __% of each Portfolio's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended June 30, 2005

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                            Shareholder
Management                                                                                       Services

            INVESTMENT ADVISER                                                                             TRANSFER AGENT

      Rodney Square Management Corp.                                                                         PFPC Inc.
         1100 North Market Street                                                                          760 Moore Road
           Wilmington, DE 19890                                                                      King of Prussia, PA 19406

                                                                                                   Handles shareholder services,
                                                                                                    including recordkeeping and
                                                                                                statements, payment of distributions
   Manages each Portfolio's investment                                                             and processing of buy and sell
               activities.                                                                                   requests.

                                                              WT MUTUAL FUND

                                                 WILMINGTON PRIME MONEY MARKET PORTFOLIO
                                                   WILMINGTON U.S. GOVERNMENT PORTFOLIO
                                                     WILMINGTON TAX-EXEMPT PORTFOLIO

Fund                                                                                             Asset
Operations                                                                                       Safe Keeping

            ADMINISTRATOR AND                                                                                  CUSTODIAN
             ACCOUNTING AGENT

                PFPC Inc.                                                                               Wilmington Trust Company
           301 Bellevue Parkway                                                                         1100 North Market Street
           Wilmington, DE 19809                                                                           Wilmington, DE 19890

    Provides facilities, equipment and                                                              Holds each Portfolio's assets,
  personnel to carry out administrative                                                            settles all portfolio trades and
  services related to each Portfolio and                                                         collects most of the valuation data
   calculates each Portfolio's NAV and                                                              required for calculating each
              distributions.                                                                          Portfolio's NAV per share.




                                                Distribution

                                                                DISTRIBUTOR

                                                    Professional Funds Distributor, LLC.
                                                               760 Moore Road
                                                         King of Prussia, PA 19406

                                                    Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     Each Portfolio uses its best effort to maintain its $1.00 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     PFPC Inc. determines the NAV per share of the Tax-Exempt Portfolio as of 12:00 Noon Eastern time on each "business day" (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). PFPC Inc. determines the NAV per share of the Prime Money Market Portfolio and U.S. Government Portfolio as of 2:00 p.m. and 4:00 p.m. Eastern time on each business day. The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

PURCHASE OF SHARES

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular Mail:                        Overnight Mail:
     Wilmington Money Market Portfolios   Wilmington Money Market Portfolios
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box 9828                        101 Sabin Street
     Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Orders placed and payments for which are received in or converted into federal funds for your account by 12:00 Noon Eastern time for the Tax-Exempt Portfolio will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

     Orders placed and payments for which are received in or converted into federal funds for your account by 2:00 p.m. Eastern time for both the Prime Money Market Portfolio and the U.S. Government Portfolio will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments for which are received or converted into federal funds after 2:00 p.m. and up to 4:00 p.m. will be accepted at the price determined at 4:00 p.m. In each case, shares purchased on or before 4:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 4:00 p.m. your shares will begin to accrue dividends on the following business day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Transmission of wires for redemption proceeds and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

WILMINGTON TAX-EXEMPT PORTFOLIO


                                                               RECEIPT OF REDEMPTION REQUEST BY PORTFOLIO
                                                               ------------------------------------------
                                                               ON OR BEFORE 12:00 NOON    AFTER 12:00 NOON
                                                               -----------------------   -----------------
On What Day Will My Redemption Proceeds Normally Be Wired to      Same Business Day      Next Business Day
My Account?

Will I Be Eligible to Receive the Day's Dividend?                         No                    Yes

WILMINGTON PRIME MONEY MARKET PORTFOLIO AND WILMINGTON U.S. GOVERNMENT PORTFOLIO


                                                   RECEIPT OF REDEMPTION REQUEST BY PORTFOLIO
                                          -----------------------------------------------------------
                                             ON OR BEFORE       AFTER 2:00 P.M.
                                              2:00 P.M.       AND UP TO 4:00 P.M.    AFTER 4:00 P.M.
                                          -----------------   -------------------   -----------------
On What Day Will My Redemption Proceeds   Same Business Day    Next Business Day    Next Business Day
Normally Be Wired to My Account?

Will I Be Eligible to Receive the Day's           No                  No                  Yes
Dividend?


     If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you must submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

     Regular Mail:                        Overnight Mail:
     Wilmington Money Market Portfolios   Wilmington Money Market Portfolios
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box 9828                        101 Sabin Street
     Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However, there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.

     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

FREQUENT PURCHASES AND REDEMPTIONS

     Money market funds such as the Portfolios generally are used by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the WT Mutual Fund discourages excessive trading and other abusive trading practices, WT Mutual Fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of the Portfolios' shares. WT Mutual Fund also believes that money market funds, such as the Portfolios, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the Portfolios' shares could increase the Portfolios' transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Portfolios, which could detract from their performance. Accordingly, the Portfolios reserve the right to refuse any purchase or exchange request. Other Portfolios or Funds in the WT Mutual Fund family that are not money market mutual funds have adopted policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds which may apply to exchanges from or into the Portfolios. If you plan to exchange your Portfolio shares for shares of another fund in the WT Mutual Fund family, please read the prospectus of that other Portfolio or Fund of WT Mutual Fund for more information.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Portfolio for Service Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                      DISTRIBUTION AND SERVICE ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

     The Board of Trustees has adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

SHARE CLASSES

     The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder service fee. Investor Shares are not subject to a shareholder service fee, but are subject to a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MONEY MARKET FUNDS:

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration, custody and other services. These expenses are deducted from Portfolio assets.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a mutual fund on its investments less accrued expenses.

YIELD:

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of a Portfolio's policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                      PORTFOLIO DESCRIPTIONS

A look at the goals, strategies,         Summary.........................    1
risks, expenses and financial            Performance Information.........    3
history of each Portfolio.               Fees and Expenses...............    9
                                         Example.........................   10
                                         Investment Objectives...........   10
                                         Primary Investment Strategies...   11
                                         Portfolio Composition...........   11
                                         Additional Risk Information.....   12
                                         Financial Highlights............   14

                                      MANAGEMENT OF THE PORTFOLIOS

Details about the service providers      Investment Adviser..............   18
                                         Portfolio Managers..............   18
                                         Service Providers...............   20

                                      SHAREHOLDER INFORMATION

Policies and instructions for            Pricing of Shares...............   21
opening, maintaining and                 Purchase of Shares .............   21
closing an account in any of             Redemption of Shares............   22
the Portfolios.                          Exchange of Shares..............   25
                                         Distributions...................   26
                                         Taxes...........................   26

                                      DISTRIBUTION ARRANGEMENTS

Details on the Portfolios'               Share Classes...................   27
distribution arrangements
and share classes.

                                      GLOSSARY...........................   28

                                      FOR MORE INFORMATION...............   30


For information about key terms and concepts, please refer to the "GLOSSARY."

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                              INSTITUTIONAL SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objective            -    The WILMINGTON SHORT/INTERMEDIATE BOND
                                     PORTFOLIO and the WILMINGTON BROAD MARKET
                                     BOND PORTFOLIO each seeks a high total
                                     return, consistent with high current
                                     income.

                                -    The WILMINGTON MUNICIPAL BOND PORTFOLIO
                                     seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

                                - The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income.

Investment Focus                -    Fixed income securities

Share Price Volatility          -    Moderate

Principal Investment Strategy   -    The WILMINGTON SHORT/INTERMEDIATE BOND
                                     PORTFOLIO invests at least 85% of its total
                                     assets in various types of investment grade
                                     fixed income securities.

                                - The WILMINGTON BROAD MARKET BOND PORTFOLIO invests at least 80% of its total assets in various types of investment grade fixed income securities.

                                -    The WILMINGTON MUNICIPAL BOND PORTFOLIO
                                     invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.

                                - The WILMINGTON SHORT-TERM INCOME PORTFOLIO, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The
                                     Portfolio invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.

                                - The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

Principal Risks                 The Portfolios are subject to the risks
                                summarized below which are further described
                                under "Additional Risk Information."

                                -    An investment in a Portfolio is not a
                                     deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                - It is possible to lose money by investing in a Portfolio.

                                - The fixed income securities in which the Portfolios invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk.
                                     Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government-sponsored entities are not insured or guaranteed by the U.S.
                                     Government.

                                -    Non-investment grade, fixed income
                                     securities, involve greater risk of default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                                - The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile                -    Investors who want income from their
                                     investments without the volatility of an
                                     equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995        14.95%
   1996         3.37%
   1997         7.56%
   1998         7.75%
   1999         0.33%
   2000         9.71%
   2001         8.40%
   2002         9.18%
   2003         3.81%
   2004         2.81%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _______%


  BEST QUARTER     WORST QUARTER
---------------   ---------------
     5.13%            -2.37%
(June 30, 1995)   (June 30, 2004)


SHORT/INTERMEDIATE BOND PORTFOLIO - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                  1 Year   5 Years   10 Years
--------------------------------------------------------              ------   -------   --------
Return Before Taxes                                                    2.81%    6.74%      6.71%
Return After Taxes on Distributions(1)                                 1.46%    4.70%      4.44%
Return After Taxes on Distributions and Sales of Shares(1)             1.83%    4.54%      4.34%
Lehman Intermediate  Government/Credit Index (reflects no deduction
   for fees, expenses or taxes)(2)                                     3.04%    7.21%      7.15%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no deduction
   for fees, expenses or taxes)(3)                                     1.96%    6.23%      6.60%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. This performance information includes the performance of the Portfolio's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)


PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995        18.90%
   1996         1.73%
   1997         9.06%
   1998         8.73%
   1999        -2.19%
   2000        11.91%
   2001         7.94%
   2002         9.67%
   2003         4.16%
   2004         3.74%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


  BEST QUARTER     WORST QUARTER
---------------   ---------------
     6.54%             -3.09%
(June 30, 1995)   (June 30, 2004)

BROAD MARKET BOND PORTFOLIO - INSTITUTIONAL SHARES



                                                                                         Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004              1 Year   5 Years   June 29, 1998   10 Years(1)
----------------------------------------------------              ------   -------   -------------   -----------
Return Before Taxes                                                3.74%    7.44%        6.06%         7.22%(2)
Return After Taxes on Distributions(3)                             2.14%    5.26%        3.82%          N/A
Return After Taxes on Distributions and Sales of Shares(3)         2.60%    5.08%        3.81%          N/A
Lehman Government/Credit Index (reflects no deduction
   for fees, expenses or taxes)(4)                                 4.19%    8.00%        6.56%         7.80%
Merrill Lynch U.S. Treasury Master Index (reflects no deduction
   for fees, expenses or taxes)(5)                                 3.50%    7.39%        6.14%         7.41%


----------
(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.

(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing the Portfolio's average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/Intermediate Municipal Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
    1995       14.08%
    1996        3.51%
    1997        7.18%
    1998        5.24%
    1999       -0.64%
    2000        8.47%
    2001        4.38%
    2002        7.92%
    2003        3.45%
    2004        2.22%


       CALENDAR YEAR-TO DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


  BEST QUARTER      WORST QUARTER
----------------   ---------------
      5.86%             -2.06%
(March 31, 1995)   (June 30, 2004)


MUNICIPAL BOND PORTFOLIO - INSTITUTIONAL SHARES



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004          1 Year   5 Years   10 years
----------------------------------------------------          ------   -------   --------
Return Before Taxes                                            2.22%    5.26%      5.51%
Return After Taxes on Distributions(1)                         2.22%    5.22%      5.47%
Return After Taxes on Distributions and Sales of Shares(1)     2.43%    5.03%      5.33%
Lehman Short/Intermediate Municipal Index (reflects
   no reduction for fees, expenses or taxes)(2)                2.66%    5.68%      5.82%
Lehman Quality Intermediate Municipal Index (reflects
   no reduction for fees, expenses or taxes)(3)                3.06%    6.19%      6.22%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Portfolio has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser's belief that this index represents a more appropriate index for comparison in light of the Index's constituent securities and construction methodology, and the Portfolio's investment strategy and holdings characteristics.

(3) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal.

                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Merrill Lynch 1-5 Year Treasury Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Portfolio's past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE
    YEAR       RETURN
-----------   -------
    2004       1.50%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


   BEST QUARTER      WORST QUARTER
------------------   -------------
       1.59%             -1.58%
September 30, 2004   June 30, 2004

SHORT-TERM INCOME PORTFOLIO - INSTITUTIONAL SHARES


                                                                         Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004            1 Year    (July 1, 2003)
----------------------------------------------------            ------   ---------------
Return Before Taxes                                              1.50%        1.19%
Return After Taxes on Distributions(1)                           0.72%        0.47%
Return After Taxes on Distributions and Sale of Shares(1)        0.97%        0.60%
Merrill Lynch 1-5 Year Treasury Index (reflects no deductions
   for fees, expenses or taxes)(2)                               1.31%        1.04%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Merrill Lynch 1-5 Year Treasury Index, is an unmanaged index that consist of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.


(3)

FEES AND EXPENSES


     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             Institutional Shares
----------------------------------------------------------                             --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends (and other distributions)                 None
Redemption fee(a)                                                                              1.00%
Exchange fee(a)                                                                                1.00%

(a) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                [Expense Information to be updated by amendment]


                                  Short/Intermediate    Broad Market       Municipal        Short-Term
                                    Bond Portfolio     Bond Portfolio   Bond Portfolio   Income Portfolio
                                  ------------------   --------------   --------------   ----------------
Management fees                         0.35%               0.35%           0.35%            0.35%
Distribution (Rule 12b-1) fees          None                None            None             None
Other expenses(1)                       0.22%               0.26%           0.41%            0.44%
TOTAL ANNUAL OPERATING EXPENSES         0.57%               0.61%           0.76%            0.79%
Waivers/reimbursements                 (0.01)%(4)                         (0.01)%(2)       (0.14)%(3, 4)
NET EXPENSES                            0.56%(4)                            0.75%(2)         0.65%(3, 4)

----------
(1) "Other Expenses" have been restated to reflect current and estimated fees in connection with each Portfolio's change in its investment structure from a master-feeder structure to a stand-alone investment structure that invests directly in securities.

(2) For Institutional Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(3) For Institutional Shares of the Short-Term Income Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the that extent total annual operating expenses exceed 0.65%. This waiver will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.


(4) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets, these fees equaled ____% and ____% for the Short/Intermediate Bond Portfolio and the Short-Term Income Portfolio, respectively, for the fiscal year ended June 30, 2005.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Portfolio's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


INSTITUTIONAL SHARES                   1 Year   3 Years   5 Years   10 Years
--------------------                   ------   -------   -------   --------
Short/Intermediate Bond Portfolio...     $57      $179      $316      $712
Broad Market Bond Portfolio.........     $62      $194      $340      $762
Municipal Bond Portfolio............     $76      $240      $421      $941
Short-Term Income Portfolio.........     $66      $235      $423      $963

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVES

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval.

     The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income. This investment objective may be changed without shareholder approval, upon 60 day's written notice to shareholders.

     There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO will normally invest at least 85% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Portfolio will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

     The WILMINGTON BROAD MARKET BOND PORTFOLIO will normally invest at least 80% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, Portfolio will maintain an intermediate average dollar-weighted duration (4 to 7 years).

     The WILMINGTON MUNICIPAL BOND PORTFOLIO has a fundamental policy to invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax. The Portfolio may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal tax. As a fundamental policy, the Portfolio will maintain an intermediate average dollar-weighted duration (4 to 8 years).

     The Municipal Bond Portfolio may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Portfolio may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Portfolio may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Portfolio's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Portfolio. There are no limitations on the Municipal Bond Portfolio's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

     The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests at least 80% of its assets in investment grade corporate fixed income securities. The Portfolio may invest up to 20% of its assets in non-investment grade fixed income securities. The Portfolio will maintain a short average dollar-weighted duration (1 to 3 years).

PORTFOLIO COMPOSITION

          The composition of each Portfolio's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Portfolio may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Portfolio. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

     Except for the Short-Term Income Portfolio and the Broad Market Bond Portfolio, the Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Portfolio and the Short-Term Income Portfolio may invest up to 20% of their assets in high yield bonds and preferred stocks. The table below shows each Portfolio's principal investments. These are the types of securities that the investment adviser believes will likely help a Portfolio achieve its investment objective.

                                               Short/Intermediate   Broad Market   Municipal   Short-Term
                                                      Bond              Bond          Bond       Income
                                               ------------------   ------------   ---------   ----------
Asset-Backed Securities                                [X]               [X]                       [X]
Bank Obligations                                       [X]               [X]                       [X]
Corporate Bonds, Notes and Commercial Paper            [X]               [X]                       [X]
High Yield Bonds(1)                                                      [X]                       [X]
Mortgage-Backed Securities                             [X]               [X]                       [X]
Municipal Securities                                   [X]               [X]          [X]          [X]
Obligations Issued By Supranational Agencies           [X]               [X]                       [X]
Preferred Stock(2)                                                       [X]                       [X]
U.S. Government Obligations(3)                         [X]               [X]                       [X]

----------
(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's Investor Service, Inc. (currently a rating of "Ba1" or lower) or by Standard and Poor's Corporation (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Portfolio would not be able to assert a claim against the United States.

     Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:

- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

- GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.

- HIGH YIELD BOND RISKS. High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.

- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- PREFERRED STOCK. The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.

- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

- VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for the fiscal years ended June 30, 2001, 2002, 2003, 2004 and 2005 have been audited by _______________, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.



SHORT/INTERMEDIATE BOND PORTFOLIO - INSTITUTIONAL SHARES












                                                               For the Fiscal Years Ended June 30,
                                                  -------------------------------------------------------------
                                                        2005     2004        2003      2002(2)     2001
                                                  ---   ----   --------    --------   --------   --------   ---
NET ASSET VALUE - BEGINNING OF PERIOD .........                $  10.80    $  10.23   $  10.05   $   9.67
                                                  ---   ----   --------    --------   --------   --------   ---
INVESTMENT OPERATIONS:
   Net investment income ......................                    0.38        0.43       0.50       0.58
   Net realized and unrealized gain (loss)
      on investments ..........................                   (0.40)       0.64       0.20       0.38
                                                  ---   ----   --------    --------   --------   --------   ---
      Total from investment operations ........                   (0.02)       1.07       0.70       0.96
                                                  ---   ----   --------    --------   --------   --------   ---
DISTRIBUTIONS:
   From net investment income .................                   (0.38)      (0.43)     (0.50)     (0.58)
   From net realized gain .....................                   (0.22)      (0.07)     (0.02)        --
                                                  ---   ----   --------    --------   --------   --------   ---
      Total distributions .....................                   (0.60)      (0.50)     (0.52)     (0.58)
                                                  ---   ----   --------    --------   --------   --------   ---

NET ASSET VALUE - END OF PERIOD ...............                $  10.18    $  10.80   $  10.23   $  10.05
                                                  ===   ====   ========    ========   ========   ========   ===

TOTAL RETURN ..................................                   (0.22)%     10.70%      7.08%     10.21%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
   DATA:(1)
   Expenses:
      Including expense limitations ...........                    0.62%       0.62%      0.62%      0.55%
      Excluding expense limitations ...........                    0.62%       0.62%      0.62%      0.61%
   Net investment income ......................                    3.60%       4.13%      4.89%      5.89%
Portfolio turnover ............................                      27%         82%       136%        88%

Net assets at end of period (000 omitted) .....                $188,519    $185,956   $167,077   $140,030


----------




(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.


(2) As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

BROAD MARKET BOND PORTFOLIO - INSTITUTIONAL SHARES











                                                      For the Fiscal Years Ended June 30,
                                              --------------------------------------------------
                                              2005     2004      2003      2002(3)     2001
                                              ----   -------   --------   --------   --------
NET ASSET VALUE - BEGINNING OF PERIOD .....          $ 10.67   $   9.93   $   9.81   $   9.46
                                              ----   -------   --------   --------   --------
INVESTMENT OPERATIONS:
   Net investment income ..................             0.41       0.46       0.52       0.58
      Net realized and unrealized
         gain (loss) on investments .......            (0.53)      0.79       0.16       0.35
                                              ----   -------   --------   --------   --------
      Total from investment operations ....            (0.12)      1.25       0.68       0.93
                                              ----   -------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income .............            (0.41)     (0.46)     (0.52)     (0.58)
   From net realized gain .................            (0.24)     (0.05)     (0.04)        --(2)
                                              ----   -------   --------   --------   --------
      Total distributions .................            (0.65)     (0.51)     (0.56)     (0.58)
                                              ----   -------   --------   --------   --------
NET ASSET VALUE - END OF PERIOD ...........          $  9.90   $  10.67   $   9.93   $   9.81
                                              ====   =======   ========   ========   ========
TOTAL RETURN ..............................            (1.13)%    12.77%      7.04%     10.11%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
Expenses:
      Including expense limitations .......             0.68%      0.66%      0.68%      0.59%
      Excluding expense limitations .......             0.68%      0.66%      0.68%      0.70%
   Net investment income ..................             4.05%      4.38%      5.16%      5.96%
Portfolio turnover ........................               26%        77%       180%        73%
Net assets at end of Period
   (000 omitted) ..........................          $88,935   $113,515   $116,427   $108,331


----------




(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Broad Market Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.


(2)  Distributions were less than .01 per share.

(3) Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data and ratios for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

MUNICIPAL BOND PORTFOLIO - INSTITUTIONAL SHARES












                                      For the Fiscal Years Ended June 30,
                                 ---------------------------------------------
                                 2005     2004       2003      2002      2001
                                 ----   -------    -------   -------   -------
NET ASSET VALUE - BEGINNING
   OF PERIOD ................           $ 13.27    $ 12.87   $ 12.65   $ 12.25
                                 ----   -------    -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income ....              0.36       0.43      0.47      0.56
   Net realized and
      unrealized gain .......
      (loss) on
         investments ........             (0.45)      0.42      0.27      0.40
                                 ----   -------    -------   -------   -------
      Total from investment
         operations .........             (0.09)      0.85      0.74      0.96
                                 ----   -------    -------   -------   -------
DISTRIBUTIONS:
   From net investment
      income ................             (0.36)     (0.43)    (0.47)    (0.56)
   From net realized gain ...             (0.02)     (0.02)    (0.05)       --
                                 ----   -------    -------   -------   -------
      Total distributions ...             (0.38)     (0.45)    (0.52)    (0.56)
                                 ----   -------    -------   -------   -------
NET ASSET VALUE - END OF
   PERIOD ...................           $ 12.80    $ 13.27   $ 12.87   $ 12.65
                                 ====   =======    =======   =======   =======
TOTAL RETURN ................             (0.64)%     6.75%     5.93%     7.94%
RATIOS (TO AVERAGE NET
   ASSETS)/
SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense
         limitations ........              0.75%      0.75%     0.75%     0.75%
   Excluding expense
      limitations ...........              0.82%      0.95%     1.08%     1.39%
   Net investment income ....              2.78%      3.30%     3.63%     4.43%
Portfolio turnover ..........                20%        21%       28%       36%
Net assets at end of Period
   (000 omitted) ............           $63,069    $42,563   $32,592   $22,759


----------




(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Municipal Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

SHORT-TERM INCOME PORTFOLIO + -
   INSTITUTIONAL SHARES


                                                        For the       For the Period
                                                      Fiscal Year    July 1, 2003(1)
                                                         Ended           through
                                                     June 30, 2005    June 30, 2004
                                                     -------------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD ............                       $ 10.00
                                                        -------          -------
INVESTMENT OPERATIONS:
   Net investment income .........................                          0.18
   Net realized and unrealized loss on
      investments ................................                         (0.19)
                                                        -------          -------
      Total from investment operations ...........                         (0.01)
                                                        -------          -------
DISTRIBUTIONS:
   From net investment income ....................                         (0.18)
   From net realized gain ........................                            --(2)
                                                        -------          -------
      Total distributions ........................                         (0.18)
                                                        -------          -------
NET ASSET VALUE - END OF PERIOD ..................                       $  9.81
                                                        =======          =======
TOTAL RETURN .....................................                         (0.06)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:(3)
   Expenses:
      Including expense limitations ..............                          0.65%
      Excluding expense limitations ..............                          0.94%
   Net investment income .........................                          1.91%
Portfolio turnover ...............................                            42%
Net assets at end of period (000 omitted) ........                       $49,594


----------
+ Prior to July 1, 2005, the Portfolio operated as a feeder fund in a master-feeder structure.

(1)  Commencement of operations.

(2)  Less than $0.01 per share.


(3) For the period July 1, 2003 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short-Term Income Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIOS


     The Board of Trustees of the Portfolios supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.


INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had $ __ billion in assets under management.



     For the twelve months ended June 30, 2005, RSMC received the following advisory fees (after fee waivers) as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I in which each Portfolio invested as part of its former master-feeder structure:



     Short/Intermediate Bond Series   ____%



     Broad Market Bond Series         ____%



     Municipal Bond Series            ____%



     Short-Term Income Series         ____%



     RSMC is entitled to a monthly advisory fee at the annual rate of __% of each Portfolio's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended June 30, 2005.





PORTFOLIO MANAGERS


     ERIC K. CHEUNG, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined Wilmington Trust Corporation and RSMC. In 1991, he became the Division Manager for all fixed income products.

     CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.



     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a fixed income trader. He was promoted to portfolio manager in 1990.



     LISA MORE, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Ms. More has been affiliated with Wilmington Trust Corporation since 1988 and with RSMC since 1990. Since 1990, she has specialized in the management of municipal income portfolios.



     SCOTT EDMONDS, Assistant Vice President of RSMC and WTIM is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1988 as an assistant portfolio manager. He was promoted to a portfolio manager in 1991.



     The Portfolios' SAI provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio manager and the Portfolio managers' ownership of securities in the Portfolios.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                      Shareholder
Management                                                                                 Services

           INVESTMENT ADVISER                                                                        TRANSFER AGENT

     Rodney Square Management Corp.                                                                     PFPC Inc.
        1100 North Market Street                                                                     760 Moore Road
          Wilmington, DE 19890                                                                  King of Prussia, PA 19406

  Manages each Portfolio's business and                                                       Handles shareholder services,
         investment activities.                                                                including recordkeeping and
                                                                                           statements, payment of distribution
                                                                                             and processing of buy and sell
                                                                                                        requests.




                                                           WT MUTUAL FUND

                                                 WILMINGTON SHORT/INTERMEDIATE BOND
                                                              PORTFOLIO

                                                       WILMINGTON BROAD MARKET
                                                           BOND PORTFOLIO

                                                        WILMINGTON MUNICIPAL
                                                           BOND PORTFOLIO

                                                    WILMINGTON SHORT-TERM INCOME
                                                             PORTFOLIO

Fund                                                                                       Asset
Operations                                                                                 Safe Keeping

            ADMINISTRATOR AND                                                                           CUSTODIAN
            ACCOUNTING AGENT

                PFPC Inc.                                                                       Wilmington Trust Company
          301 Bellevue Parkway                                                                  1100 North Market Street
          Wilmington, DE 19809                                                                    Wilmington, DE 19890

   Provides facilities, equipment and                                                        Holds each Portfolio's assets,
  personnel to carry out administrative                                                     settles all portfolio trades and
 services related to each Portfolio and                                                    collects most of the valuation data
   calculates each Portfolio's NAV and                                                        required for calculating each
             distributions.                                                                    Portfolio's NAV per share.




                                                Distribution

                                                             DISTRIBUTOR

                                                Professional Funds Distributor, LLC.
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                 Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Portfolios value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc., ("PFPC") determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Portfolios' policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Portfolio's procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular mail:                       Overnight mail:
          Wilmington Fixed Income Portfolios  Wilmington Fixed Income Portfolios
          c/o PFPC Inc.                       c/o PFPC Inc.
          P.O. Box 9828                       101 Sabin Street
          Providence, RI 02940                Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) will be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or
(F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believe are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

     There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                        Overnight mail:
Wilmington Fixed Income Portfolios   Wilmington Fixed Income Portfolios
c/o PFPC Inc.                        c/o PFPC Inc.
P.O. Box 9828                        101 Sabin Street
Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.


     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES


     You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds:


        Wilmington Short/Intermediate Bond Portfolio
        Wilmington Broad Market Bond Portfolio
        Wilmington Municipal Bond Portfolio
        Wilmington Short-Term Income Portfolio
        Wilmington Large Cap Core Portfolio
        Wilmington Small Cap Core Portfolio
        Wilmington Large Cap Value Portfolio
        Wilmington Large Cap Growth Portfolio


        Balentine International Equity Fund



        Balentine Real Estate Securities Fund



        Balentine Large Cap Equity Fund



        Balentine Mid Cap Equity Fund



        Balentine Small Cap Equity Fund


     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.


     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.


     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.


     To obtain prospectuses for the Institutional Shares of the other funds into which an exchange may be made, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

DURATION:

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs or debt issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying an ownership interest in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term "fixed-income" security.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MATURITY:

The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

YIELD:

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     WT Mutual Fund does not currently have an Internet Web site. However, reports and information about the Portfolios (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                      PORTFOLIO DESCRIPTIONS
A look at the goals, strategies,         Summary...........................    3
risks, expenses and financial            Performance Information...........    5
history of each Portfolio.               Fees and Expenses.................   12
                                         Example...........................   13
                                         Investment Objectives.............   14
                                         Primary Investment Strategies.....   14
                                         Portfolio Composition.............   15
                                         Additional Risk Information.......   17
                                         Financial Highlights..............   19

                                      MANAGEMENT OF THE PORTFOLIOS
Details about the service providers      Investment Adviser................   20
                                         Portfolio Managers................   21
                                         Service Providers.................   22

                                      SHAREHOLDER INFORMATION
Policies and instructions for            Pricing of Shares.................   23
opening, maintaining and closing         Purchase of Shares................   23
an account in any of the                 Redemption of Shares..............   24
Portfolios.                              Exchange of Shares................   27
                                         Distributions.....................   27
                                         Taxes.............................   28

Details on the Portfolios'            DISTRIBUTION ARRANGEMENTS
distribution plans                       Rule 12b-1 Fees...................   29
and share classes.                       Share Classes.....................   29

                                      GLOSSARY.............................   30

                                      FOR MORE INFORMATION.................   32


For information about key terms and concepts, please refer to the "Glossary."

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY


Investment Objective            -    The WILMINGTON SHORT/INTERMEDIATE BOND
                                     PORTFOLIO and the WILMINGTON BROAD MARKET
                                     BOND PORTFOLIO each seeks a high total
                                     return, consistent with high current
                                     income.

                                -    The WILMINGTON MUNICIPAL BOND PORTFOLIO
                                     seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

                                - The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income.

Investment Focus                -    Fixed income securities

Share Price Volatility          -    Moderate

Principal Investment Strategy   -    The WILMINGTON SHORT/INTERMEDIATE BOND
                                     PORTFOLIO invests at least 85% of its total
                                     assets in various types of investment grade
                                     fixed income securities.

                                - The WILMINGTON BROAD MARKET BOND PORTFOLIO invests at least 80% of its total assets in various types of investment grade fixed income securities.

                                -    The WILMINGTON MUNICIPAL BOND PORTFOLIO
                                     invests at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax.

                                - The WILMINGTON SHORT-TERM INCOME PORTFOLIO, under normal circumstances, invests at least 80% of its total assets in investment grade fixed-income securities such as corporate bonds, notes or commercial paper and U.S. Government obligations. The
                                     Portfolio invests primarily in short and intermediate term, investment grade, fixed income securities and may invest up to 20% of its assets in non-investment grade, fixed income securities.

                                - The investment adviser purchases securities based on their yield or potential capital appreciation, or both. The investment adviser may sell securities in anticipation of market declines, credit downgrades, or to purchase alternative fixed income investments that the investment adviser believes may perform better.

Principal Risks                 The Portfolios are subject to the risks
                                summarized below which are further described
                                under "Additional Risk Information."

                                -    An investment in a Portfolio is not a
                                     deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                - It is possible to lose money by investing in a Portfolio.

                                - The fixed income securities in which the Portfolios invest are subject to credit risk, prepayment risk, market risk, liquidity risk and interest rate risk.
                                     Typically, when interest rates rise, the market prices of fixed income securities go down. Securities issued by government sponsored entities are not insured or guaranteed by the U.S. Government.

                                -    Non-investment grade, fixed income
                                     securities, involve greater risk of default or price changes due to the lower credit quality of the issuer than investment grade, fixed income securities. The value of lower-quality, fixed income securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to sell.

                                - The performance of a Portfolio will depend on whether or not the investment adviser is successful in pursuing the investment strategy.

Investor Profile                -    Investors who want income from their
                                     investments without the volatility of an
                                     equity portfolio.

PERFORMANCE INFORMATION

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio's Investor Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compared with those of its benchmark index, the Lehman Intermediate Government/Credit Index, and the Merrill Lynch 1-10 Year U.S. Treasury Index, both broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                ANNUAL TOTAL RETURNS FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE
    YEAR      RETURNS
-----------   -------
   2004        2.96%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____ %


    BEST QUARTER        WORST QUARTER
--------------------   ---------------
       2.43%               -1.99%
(September 30, 2004)   (June 30, 2004)


SHORT/INTERMEDIATE BOND PORTFOLIO - INVESTOR SHARES               Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004    1 Year   (October 7, 2003)
-----------------------------------------------------   ------   -----------------
Return Before Taxes                                      2.96%         2.02%
Return After Taxes on Distributions(1)                   1.69%         0.31%
Return After Taxes on Distributions and Sales of
   Shares(1)                                             1.93%         0.80%
Lehman Intermediate Government/Credit Index
   (reflects no deduction for fees,
   expenses or taxes)(2)                                 3.04%         ____%
Merrill Lynch 1-10 Year U.S. Treasury Index
   (reflects no deduction for fees,
   expenses or taxes)(3)                                 1.96%         ____%


----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 and 10 years.

(3) The Merrill Lynch 1-10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO


     As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations and, therefore, the Portfolio does not have a full calendar year of performance. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing the Portfolio's Institutional Shares average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Government/Credit Index, and the Merrill Lynch U.S. Treasury Master Index, both broad measures of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995        18.90%
   1996         1.73%
   1997         9.06%
   1998         8.73%
   1999        -2.19%
   2000        11.91%
   2001         7.94%
   2002         9.67%
   2003         4.61%
   2004         3.74%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____ %


  BEST QUARTER     WORST QUARTER
---------------   ---------------
     6.54%            -3.09%%
(June 30, 1995)   (June 30, 2004)

BROAD MARKET BOND PORTFOLIO - INSTITUTIONAL SHARES



                                                                              Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year   5 Years   June 29, 1998   10 Years(1)
----------------------------------------------------   ------   -------   -------------   -----------
Return Before Taxes                                     3.74%    7.44%        6.06%         7.22%(2)
Return After Taxes on Distributions(3)                  2.14%    5.26%        3.82%          N/A
Return After Taxes on Distributions and Sales of
   Shares(3)                                            2.60%    5.08%        3.81%          N/A
Lehman Government/Credit Index (reflects no
   deduction for fees, expenses or taxes)(4)            4.19%    8.00%        6.56%         7.80%
Merrill Lynch U.S. Treasury Master Index (reflects
   no deduction for fees, expenses or taxes)(5)         3.50%    7.39%        6.14%         7.41%


----------

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.



(2) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.



(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(4) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities of 1 year or greater.



(5) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO


     As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations and, therefore, the Portfolio does not have a full calendar year of performance. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing the Portfolio's Institutional Shares average annual total returns for one year, five years and ten years, before and after taxes, compared with those of its benchmark index, the Lehman Short/ Intermediate Municipal Index, and the Lehman Quality Intermediate Municipal Index, both broad measures of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

(PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1995           4.08%
       1996           3.51%
       1997           7.18%
       1998           5.24%
       1999          -0.64%
       2000           8.47%
       2001           4.38%
       2002           7.92%
       2003           3.45%
       2004           2.22%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____ %


  BEST QUARTER      WORST QUARTER
  ------------     --------------
      5.86%            -2.06%
(March 31, 1995)   (June 30, 2004)

MUNICIPAL BOND PORTFOLIO - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                     1 Year   5 Years   10 years
----------------------------------------------------                     ------   -------   --------
Return Before Taxes                                                       2.22%    5.26%      5.51%
Return After Taxes on Distributions(1)                                    2.22%    5.22%      5.47%
Return After Taxes on Distributions and Sales of Shares(1)                2.43%    5.03%      5.33%
Lehman Short/Intermediate Municipal Index (reflects no deduction for      2.66%    5.68%      5.82%
   fees, expenses or taxes)(2)
Lehman Quality Intermediate Municipal Index (reflects no deduction for    3.06%    6.19%      6.22%
   fees, expenses or taxes)(3)


----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) The Lehman Short/Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after June 30, 1993 with remaining maturities of between 1 and 10 years and at least $7 million in outstanding principal. The Portfolio has determined to compare its performance to the Lehman Short/Intermediate Municipal Index based on its investment adviser's belief that this index represents a more appropriate index for comparison in light of the Index's constituent securities and construction methodology, and the Portfolio's investment strategy and holdings characteristics.



(3) The Lehman Quality Intermediate Municipal Index is an unmanaged index that tracks performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in outstanding principal.

                     WILMINGTON SHORT-TERM INCOME PORTFOLIO


     As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations and, therefore, the Portfolio does not have a full calendar year of performance. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Merrill Lynch 1-5 Year Treasury Index, which is a broad measure of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, the Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Portfolio's past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

(PERFORMANCE GRAPH)


PERFORMANCE YEAR   RETURN
----------------   ------
2004                1.50



     CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    Best Quarter        Worst Quarter
    ------------        -------------
        1.59%              -1.58%
(September 30, 2004)   (June 30, 2004)

SHORT-TERM INCOME PORTFOLIO - INSTITUTIONAL SHARES                                      Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                           1 Year    (July 1, 2003)
----------------------------------------------------                           ------   ---------------
Return Before Taxes                                                             1.50%        1.19%
Return After Taxes on Distributions(1)                                          0.72%        0.47%
Return After Taxes on Distributions and Sale of Shares(1)                       0.97%        0.60%
Merrill  Lynch  1-5 Year  Treasury  Index  (reflects no deductions for fees,
   expenses or taxes)(2)                                                        1.31%        1.04%

----------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Merrill Lynch 1-5 Year Treasury Index, is an unmanaged index that consist of all U.S. Treasury securities outstanding with maturities greater than one year and less than five years.


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                       Investor Shares
                                                                                       ---------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)         None
Maximum deferred sales charge                                                                None
Maximum sales charge imposed on reinvested dividends (and other distributions)               None
Redemption fee(a)                                                                           1.00%
Exchange fee(a)                                                                             1.00%

(a) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):


                [Expense Information to be updated by amendment]



                                                                                         Short-Term
                                  Short/Intermediate    Broad Market    Municipal Bond     Income
                                    Bond Portfolio     Bond Portfolio      Portfolio      Portfolio
                                  ------------------   --------------   --------------   ----------
Management fees                        0.35%                0.35%          0.35%          0.35%
Distribution (Rule 12b-1) fees         0.25%                0.25%          0.25%          0.25%(5)
Other expenses (1)                     0.22%                0.26%          0.41%          0.44%
Total annual operating expenses        0.82%                0.86%          1.01%          1.04%
Waivers/reimbursements                (0.01)%(4)                          (0.01)%(2)     (0.14)%(3,4)
Net expenses                           0.81% (4)                           1.00%(2)       0.90%(3,4)


----------
(1) "Other expenses" have been restated to reflect current and estimated fees in connection with each Portfolio's change in its investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities.

(2) For Investor Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent that total annual operating expenses exceed 1.00%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

(3) For Investor Shares of the Short-Term Income Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.90%. This waiver will remain in place until July 1, 2006 unless the Board of Trustees approves its earlier termination.


(4) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets these fees equaled _____% and ____% for the Short/Intermediate Bond Portfolio and the Short-Term Income Portfolio, respectively, for the fiscal year ended June 30, 2005.



(5) While the Distribution (12b-1) Plan provides for payments of up to 0.75% of the Short-Term Income Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.25% of the Portfolio's average daily net assets.

EXAMPLE

     This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:


          *    you reinvested all dividends and other distributions;



          *    the average annual return was 5%;



          * the Portfolio's total operating expenses (reflecting applicable contractual waivers or reimbursements) are charged and remain the same over the time periods; and



          * you redeemed all of your investment at the end of each time period.


     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


INVESTOR SHARES                        1 Year   3 Years   5 Years   10 Years
---------------                        ------   -------   -------   --------
Short/Intermediate Bond Portfolio...    $ 83      $258      $449     $1,012
Broad Market Bond Portfolio.........    $ 88      $273      $473     $1,061
Municipal Bond Portfolio............    $102      $319      $554     $1,235
Short-Term Income Portfolio.........    $ 92      $314      $556     $1,256

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Investor Shares, either past or future.

INVESTMENT OBJECTIVES

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval.

     The WILMINGTON SHORT-TERM INCOME PORTFOLIO seeks to preserve capital and provide current income. This investment objective may be changed without shareholder approval, upon 60 day's written notice to shareholders.

     There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO will normally invest at least 85% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, the Portfolio will maintain a short-to-intermediate average dollar-weighted duration (2 1/2 to 4 years).

     The WILMINGTON BROAD MARKET BOND PORTFOLIO will normally invest at least 80% of its assets in various types of investment grade fixed income securities. The Portfolio may invest up to 20% of its assets in high yield bonds and preferred stocks, and up to 10% of its assets in investment grade fixed income securities of foreign issuers. As a fundamental policy, Portfolio will maintain an intermediate average dollar-weighted duration (4 to 7 years).

     The WILMINGTON MUNICIPAL BOND PORTFOLIO has a fundamental policy to invest substantially all (at least 80%) of its assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax. The Portfolio may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal tax. As a fundamental policy, the Portfolio will maintain an intermediate average dollar-weighted duration (4 to 8 years).

     The Municipal Bond Portfolio may not invest more than 25% of its assets in any one industry. Governmental issuers of municipal securities are not considered part of any industry. This 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Portfolio may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Portfolio may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Portfolio's vulnerability to any special risks that affect that sector or jurisdiction could have an adverse impact on the value of an investment in the Portfolio. There are no limitations on the Municipal Bond Portfolio's investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

     The WILMINGTON SHORT-TERM INCOME PORTFOLIO invests at least 80% of its assets in investment grade corporate fixed income securities. The Portfolio may invest up to 20% of its assets in non-investment grade fixed income securities. The Portfolio will maintain a short average dollar-weighted duration (1 to 3 years).

PORTFOLIO COMPOSITION

     The composition of each Portfolio's holdings varies, depending upon the investment adviser's analysis of the fixed income and municipal securities market and the expected trends in those markets. The securities purchased by the Portfolio may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by a Portfolio. There is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

     Except for the Short-Term Income Portfolio and the Broad Market Bond Portfolio, the Portfolios invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality. The Broad Market Bond Portfolio and the Short-Term Income Portfolio may invest up to 20% of their assets in high yield bonds and preferred stocks.

The table below shows each Portfolio's principal investments. These are the types of securities that the investment adviser believes will likely help a Portfolio achieve its investment objective.

                                               Short/Intermediate   Broad Market   Municipal   Short-Term
                                                      Bond              Bond          Bond       Income
                                               ------------------   ------------   ---------   ----------
Asset-Backed Securities                                [X]               [X]                       [X]
Bank Obligations                                       [X]               [X]                       [X]
Corporate Bonds, Notes and Commercial Paper            [X]               [X]                       [X]
High Yield Bonds(1)                                                      [X]                       [X]
Mortgage-Backed Securities                             [X]               [X]                       [X]
Municipal Securities                                   [X]               [X]          [X]          [X]
Obligations Issued By Supranational Agencies           [X]               [X]                       [X]
Preferred Stock(2)                                                       [X]                       [X]
U.S. Government Obligations(3)                         [X]               [X]                       [X]

----------
(1) High yield bonds are corporate debt securities that are rated, at the time of purchase, below the top four categories by Moody's Investor Service, Inc. (currently a rating of "Ba1" or lower) or by Standard and Poor's Corporation (currently a rating of "BB+" or lower).

(2) Preferred stocks are equity securities that pay dividends at a specified rate, and have priority over common stocks with respect to proceeds from the liquidation of a corporation's assets, but are subordinate to the claims of all creditors, including a corporation's bondholders. Preferred stocks may have a conversion feature which can tend to make the market value of a preferred stock move with the market value of the underlying common stock.

(3) U.S. Government obligations include securities issued by government-sponsored entities, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, which are not issued, insured or guaranteed by the U.S. Treasury or the U.S. Government. Instruments issued by such government-sponsored entities are supported only by the credit of the issuing entity. If an issuer that is not insured or guaranteed by the U.S. Treasury or U.S. Government fails to meet its commitments, a Portfolio would not be able to assert a claim against the United States.

     Each Portfolio also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information ("SAI"). The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our
SAI:


* CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.



* FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.



* GOVERNMENT OBLIGATIONS RISK: The risk that government-sponsored entities may default on a financial obligation, since their securities are not insured or guaranteed by the U.S. Treasury or the U.S. Government.



* HIGH YIELD BOND RISKS. High yield bonds are subject to the following risks normally associated with investing in fixed income securities: credit risk, interest rate risk, leverage risk, liquidity risk, and prepayment risk. However, high yield bonds (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. High yield bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in high yield bonds involves greater investment risk and is highly dependent on the investment adviser's credit analysis and market analysis. A real or perceived economic downturn or higher interest rates could cause a decline in junk bond prices by lessening the ability of bond issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than investment grade bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology.



* INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.



* LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.



* LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.



* MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.



* OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

* PREFERRED STOCK: The value of a preferred stock is affected by interest rates, the credit quality of the issuing corporation and any call provisions. There is also the risk that the corporation issuing the preferred stock will not make the expected dividend payments.



* PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.


- VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Wilmington Short/Intermediate Bond Portfolio's financial performance since its inception. Certain information reflects financial results for a single Investor Share of a Portfolio. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights for period October 7, 2003 through June 30, 2004 and for the fiscal year ended June 30, 2005 have been audited by ____________, whose report, along with the Portfolio's financial statements, is included in the Investor Shares Annual Report, which is available without charge upon request.



                                                                                    For the Period
                                                                 For the Fiscal   October 7, 2003(1)
                                                                   Year Ended          through
                                                                  June 30, 2005      June 30, 2004
                                                                 --------------   ------------------
SHORT/INTERMEDIATE BOND PORTFOLIO - INVESTOR SHARES
NET ASSET VALUE - BEGINNING OF PERIOD ....................             $               $10.59
                                                                       ---             ------
INVESTMENT OPERATIONS:
   Net investment income .................................                               0.25
   Net realized and unrealized gain/loss on investments ..                              (0.29)
                                                                       ---             ------
      Total from investment operations ...................                              (0.04)
                                                                       ---             ------

DISTRIBUTIONS:
   From net investment income ............................                              (0.25)
   From net realized gain ................................                              (0.22)
                                                                       ---             ------
      Total distributions ................................                              (0.47)
                                                                       ---             ------
NET ASSET VALUE - END OF PERIOD ..........................             $               $10.08
                                                                       ===             ======
TOTAL RETURN .............................................                              (0.36)%**

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations ......................                               0.86%*
      Excluding expense limitations ......................                               5.36%
   Net investment income .................................                               3.32%
Portfolio turnover rate ..................................                                 27%**
Net assets at end of period (000 omitted) ................             $               $  223


----------
*    Annualized.

**   Not annualized.


(1)  Commencement of operations.



(2) For the period October 7, 2003 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Short/Intermediate Bond Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIOS

The Board of Trustees of the Portfolios has oversight responsibility of the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), the Portfolios' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides its services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had $__ billion in assets under management.



     For the twelve months ended June 30, 2005, RSMC received the following advisory fees (after fee waivers) as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I in which each Portfolio invested as part of its former master-feeder structure:



Short/Intermediate Bond Series   _____%
Broad Market Bond Series         _____%
Municipal Bond Series            _____%
Short-Term Income Series         _____%



     RSMC is entitled to a monthly advisory fee at the annual rate of __% of each Portfolio's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC is available in the Portfolios' Annual Report to Shareholders for the fiscal year ended June 30, 2005.

PORTFOLIO MANAGERS


     ERIC K. CHEUNG, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined Wilmington Trust Corporation and RSMC. In 1991, he became the Division Manager for all fixed income products.



     CLAYTON M. ALBRIGHT, III, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.



     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond, Broad Market Bond and Short-Term Income Portfolios. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a fixed income trader. He was promoted to portfolio manager in 1990.



     LISA MORE, Vice President of RSMC and WTIM, is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Ms. More has been affiliated with Wilmington Trust Corporation since 1988 and with RSMC since 1990. Since 1990, she has specialized in the management of municipal income portfolios.



     SCOTT EDMONDS, Assistant Vice President of RSMC and WTIM is a member of the investment team primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mr. Edmonds has been affiliated with Wilmington Trust Corporation and RSMC since 1988 as an assistant portfolio manager. He was promoted to a portfolio manager in 1991.



     The Portfolios' SAI provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio manager and the Portfolio managers' ownership in securities in the Portfolios.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                     Shareholder
Management                                                                                Services

           INVESTMENT ADVISER                                                                        TRANSFER AGENT

     Rodney Square Management Corp.                                                                     PFPC Inc.
        1100 North Market Street                                                                     760 Moore Road
          Wilmington, DE 19890                                                                  King of Prussia, PA 19406

  Manages each Portfolio's business and                                                       Handles shareholder services,
         investment activities.                                                                including recordkeeping and
                                                                                           statements, payment of distribution
                                                                                             and processing of buy and sell
                                                                                                        requests.

                                                           WT MUTUAL FUND

                                                 WILMINGTON SHORT/INTERMEDIATE BOND
                                                              PORTFOLIO

                                                       WILMINGTON BROAD MARKET
                                                           BOND PORTFOLIO

                                                        WILMINGTON MUNICIPAL
                                                           BOND PORTFOLIO

                                                    WILMINGTON SHORT-TERM INCOME
                                                             PORTFOLIO

Fund                                                                                      Asset
Operations                                                                                Safe Keeping

            ADMINISTRATOR AND                                                                           CUSTODIAN
            ACCOUNTING AGENT

                PFPC Inc.                                                                       Wilmington Trust Company
          301 Bellevue Parkway                                                                  1100 North Market Street
          Wilmington, DE 19809                                                                    Wilmington, DE 19890

   Provides facilities, equipment and                                                        Holds each Portfolio's assets,
  personnel to carry out administrative                                                     settles all portfolio trades and
 services related to each Portfolio and                                                    collects most of the valuation data
   calculates each Portfolio's NAV and                                                        required for calculating each
             distributions.                                                                    Portfolio's NAV per share.




                                                Distribution

                                                             DISTRIBUTOR

                                                Professional Funds Distributor, LLC.
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                 Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Portfolios value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by an independent pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Portfolios' policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Portfolio's procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC Inc. determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                        Overnight mail:
Wilmington Fixed Income Portfolios   Wilmington Fixed Income Portfolios
c/o PFPC Inc.                        c/o PFPC Inc.
P.O. Box 9828                        101 Sabin Street
Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1% of the redemption amount may be charged. (See "Redemption Fees" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time, or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) will be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or (F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believe are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in high yield bonds, which may trade less frequently than investment grade bonds, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such high yield bonds, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid high yield bonds.

     There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

Regular mail:                        Overnight mail:
Wilmington Fixed Income Portfolios   Wilmington Fixed Income Portfolios
c/o PFPC Inc.                        c/o PFPC Inc.
P.O. Box 9828                        101 Sabin Street
Providence, RI 02940                 Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.


     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Short/Intermediate Bond Portfolio
     Wilmington Broad Market Bond Portfolio
     Wilmington Municipal Bond Portfolio
     Wilmington Short-Term Income Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, you may call
(800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Wilmington Portfolio's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

     The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's average daily net assets.

SHARE CLASSES

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Institutional Shares are offered to retirement plans and other institutional investors.

                                    GLOSSARY

CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and Federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from Federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

DURATION:

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

FIXED INCOME SECURITIES:

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs or debt issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying an ownership interest in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence the term "fixed-income" security.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

INVESTMENT GRADE SECURITIES:

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA, or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

MATURITY:

The final date on which the payment of a debt instrument (e.g., fixed income securities such as bonds and notes) becomes due and payable. Short-term bonds generally have maturities of up to five years; intermediate-term bonds between five and fifteen years; and long-term bonds over fifteen years.

MUNICIPAL SECURITIES:

Municipal securities are bonds issued by state and local governments to raise money for their activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

RULE 12B-1 FEES:

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

YIELD:

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     WT Mutual Fund does not currently have an Internet Web site. However, reports and information about the Portfolios (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:

     -    are not bank deposits

     - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     -    are not federally insured

     - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

     -    are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                PORTFOLIO DESCRIPTIONS
A look at the goals,               Summary.........................    1
strategies, risks, expenses        Performance Information.........    3
and financial history of each      Fees and Expenses...............    9
Portfolio.                         Example.........................   10
                                   Investment Objectives...........   11
                                   Primary Investment Strategies...   11
                                   Additional Risk Information.....   14
                                   Financial Highlights............   16

Details about the service       MANAGEMENT OF THE PORTFOLIOS
providers.                         Investment Adviser..............   20
                                   Sub-Advisers....................   20
                                   Portfolio Managers..............   22
                                   Service Providers...............   24

Policies and instructions for   SHAREHOLDER INFORMATION
opening, maintaining and           Pricing of Shares...............   25
closing an account in any of       Purchase of Shares..............   25
the Portfolios.                    Redemption of Shares............   26
                                   Exchange of Shares..............   29
                                   Distributions...................   29
                                   Taxes...........................   30

Details on the Portfolios'      DISTRIBUTION ARRANGEMENTS
distribution arrangements          Share Classes...................   30
and share classes.

                                GLOSSARY...........................   31

                                FOR MORE INFORMATION...............   32


For information about key terms and concepts, please refer to the "GLOSSARY."

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                              INSTITUTIONAL SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objectives           The WILMINGTON LARGE CAP CORE PORTFOLIO, the
                                WILMINGTON LARGE CAP VALUE PORTFOLIO and the
                                WILMINGTON SMALL CAP CORE PORTFOLIO each seek
                                long-term capital appreciation.

                                The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

Investment Focus                Equity (or equity related) securities

Share Price Volatility          High

Primary Investment Strategies   The WILMINGTON LARGE CAP CORE PORTFOLIO invests
                                at least 80% of its assets in a diversified
                                portfolio of U.S. equity (or equity related)
                                securities of large cap corporations. The
                                Portfolio's investment adviser employs a
                                combined growth and value investment approach
                                and invests in stocks of companies with
                                characteristics the investment adviser believes
                                are attractive to the equity securities
                                marketplace.

                                The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.
                                The Portfolio's investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The
                                Portfolio's investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

Principal Risks                 The Portfolios are subject to the risks
                                summarized below and further described under the
                                heading "Additional Risk Information."

                                -    An investment in a Portfolio is not a
                                     deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                - It is possible to lose money by investing in a Portfolio. There is no guarantee that the stock market or the stocks that a Portfolio holds will increase in value.

                                - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                -    Growth-oriented investments may be more
                                     volatile than the rest of the U.S. stock market as a whole.

                                -    A value-oriented investment approach is
                                     subject to the risk that a security
                                     believed to be undervalued does not
                                     appreciate in value as anticipated.

                                - Small capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                                - The performance of a Portfolio will depend on whether the investment adviser is successful in pursuing the investment strategy.

Investor Profile                Investors who want the value of their investment
                                to grow and who are willing to accept more
                                volatility for the possibility of higher
                                returns.

PERFORMANCE INFORMATION

                       WILMINGTON LARGE CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          16.56%
       1997          25.13%
       1998          29.66%
       1999          22.41%
       2000         -11.47%
       2001         -17.55%
       2002         -27.95%
       2003          25.85%
       2004           5.41%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       21.62%                -17.98%
(December 31, 1998)   (September 30, 2002)


LARGE CAP CORE PORTFOLIO - INSTITUTIONAL SHARES



                                                                                            SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                    1 YEAR   5 YEARS   (JANUARY 5, 1995)
----------------------------------------------------                    ------   -------   -----------------
Return Before Taxes                                                      5.41%    -6.95%          7.40%
Return After Taxes on Distributions(1)                                   4.54%    -7.52%          6.10%
Return After Taxes on Distributions and Sale of Shares(1)                3.51%    -6.00%          5.96%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)(2)   10.88%    -2.30%         12.07%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks.

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1995          28.43%
       1996          24.25%
       1997          27.50%
       1998          23.58%
       1999          48.10%
       2000         -21.09%
       2001         -33.06%
       2002         -30.37%
       2003          26.65%
       2004           2.17%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER        WORST QUARTER
-------------------   ----------------
      41.39%               -25.62%
(December 31, 1999)   (March 31, 2001)


LARGE CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES




AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                   1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------                   ------   -------   --------
Return Before Taxes                                                     2.17%   -13.80%     5.89%
Return After Taxes on Distributions(1)                                  2.08%   -15.33%     3.75%
Return After Taxes on Distributions and Sale of Shares(1)               1.41%   -11.14%     4.77%
Russell 1000 Growth Index (reflects no deductions for fees, expenses
   or taxes)(2)                                                         6.47%    -9.26%     9.59%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, which is a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1995          34.38%
       1996          21.86%
       1997          24.55%
       1998          -2.75%
       1999           3.02%
       2000          19.15%
       2001          -5.14%
       2002         -28.06%
       2003          25.79%
       2004          15.12%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


  BEST QUARTER        WORST QUARTER
---------------   --------------------
     17.84%              -19.02%
(June 30, 2003)   (September 30, 2002)

LARGE CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES



                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004         1 YEAR   5 YEARS   JUNE 29, 1998   10 YEARS (1)
----------------------------------------------------         ------   -------   -------------   ------------
Return Before Taxes                                          15.12%    3.32%        2.24%          9.18%(2)
Return After Taxes on Distributions (3)                      14.70%    2.92%        1.66%           N/A
Return After Taxes on Distributions and Sale of Shares (3)    9.83%    2.64%        1.58%           N/A
Russell 1000 Value Index (reflects no deductions for fees,
   expenses or taxes)(4)                                     16.67%    5.38%        5.69%         13.32%


(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                       WILMINGTON SMALL CAP CORE PORTFOLIO

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year and by showing how the Portfolio's average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, which is a broad measure of market performance. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1998          -2.32%
       1999          21.86%
       2000           2.31%
       2001          -1.37%
       2002         -23.91%
       2003          32.59%
       2004          12.83%
       2002         -30.37%
       2003          26.65%
       2004          12.83%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


  BEST QUARTER         WORST QUARTER
----------------   --------------------
     22.89%               -22.01%
(March 31, 2000)   (September 30, 2001)

SMALL CAP CORE PORTFOLIO - INSTITUTIONAL SHARES



                                                                                    SINCE        SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004         1 YEAR   5 YEARS   JUNE 29, 1998   APRIL 1, 1997 (1)
----------------------------------------------------         ------   -------   -------------   ----------------
Return Before Taxes                                          12.83%    2.81%        4.30%            8.30%(2)
Return After Taxes on Distributions (3)                      11.75%    2.09%        3.70%             N/A
Return After Taxes on Distributions and Sale of Shares (3)    9.75%    2.22%        3.53%             N/A
Russell 2000 Index (reflects no deductions for fees,
   expenses or taxes) (4)                                    16.54%    6.95%        7.22%           10.04%


(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

SHAREHOLDER FEES                                       Institutional
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                  Shares
-----------------------------------------              -------------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                     None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                               None
Redemption fee (1)                                         1.00%
Exchange fee (1)                                           1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                [Expense Information to be updated by amendment]


                                  Large Cap   Large Cap   Large Cap   Small Cap
                                     Core       Growth      Value        Core
                                  Portfolio   Portfolio   Portfolio   Portfolio
                                  ---------   ---------   ---------   ---------
Management fees                    0.60%        0.60%       0.60%       0.86%
Distribution (12b-1) fees          None         None        None        None
Other expenses (1)                 0.31         0.37%       0.39%       0.33%
TOTAL ANNUAL OPERATING EXPENSES    0.91%        0.97%       0.99%       1.19%
Waivers/reimbursements            (0.11)%(2)
NET EXPENSES                       0.80%(2)

(1) Except for the Small Cap Core Portfolio, "Other expenses" have been restated to reflect current and estimated fees in connection with each Portfolio's change in its investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities. "Other expenses" for the Small Cap Core Portfolio have been restated to reflect current and estimated expenses in connection with the Portfolio's change in its investment structure from a fund-of-funds structure to a stand-alone investment structure that invests directly in securities.


(2) For Institutional Shares of the Large Cap Core Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination. In addition the administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets is below $75 million through September, 2007. As a percentage of average net assets for the year ended June 30, 2005, these fees have been estimated to equal _____% for the Large Cap Core Portfolio.


EXAMPLE

This Example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005 for the Large Cap Core Portfolio) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


INSTITUTIONAL SHARES         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------         ------   -------   -------   --------
Large Cap Core Portfolio      $ 82      $279      $493     $1,109
Large Cap Growth Portfolio    $ 99      $309      $536     $1,190
Large Cap Value Portfolio     $101      $315      $547     $1,213
Small Cap Core Portfolio      $121      $378      $654     $1,443

The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Institutional Shares, either past or future.

INVESTMENT OBJECTIVES

          The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek long-term capital appreciation. The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

          The investment objective for the Large Cap Core Portfolio may be changed without shareholder approval. The investment objective for the Large Cap Growth Portfolio, Large Cap Value Portfolio and the Small Cap Core Portfolio may not be changed without shareholder approval.

          There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

          The WILMINGTON LARGE CAP CORE PORTFOLIO, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

          - common or preferred stock of U.S. corporations that have attractive growth or value characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Index.

          - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

          - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

          For cash management purposes, the Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

          The Portfolio's investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Portfolio's holdings among various market sectors based on economic analysis of the overall business cycle.

          The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large cap corporations. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Growth Index.

          RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

          The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. RSMC employs a value investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Value Index.

          RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

          The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in equity securities of small cap companies. Presently, the Portfolio employs a multi-manager approach, relying on two investment sub-advisers with differing investment philosophies to manage a portion of the Portfolio's assets under the general supervision of RSMC.

          RSMC does not allocate the Small Cap Core Portfolio's assets between the two sub-advisers according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation, which currently ranges between 40% and 60%. When making these decisions, RSMC considers a variety of quantitative and qualitative data relating to the U.S. economy and financial markets. This data may include: projected growth trends in the U.S. economy; forecasts for interest rates and the relationship between short- and long-term interest rates (commonly referred to as the "yield curve"); current and projected trends in inflation; relative valuation levels; volatility in the equity market; the outlook and projected growth of various industrial sectors; information relating to business cycles; borrowing trends and the cost of capital; political trends; information relating to trade balances; and labor or employment information. RSMC may also consider proprietary research provided by the investment sub-advisers.

          RSMC reserves the right to adjust the percentages allocated to the sub-advisers and reallocate its assets between the sub-advisers at any time. However, tactical shifts in the allocation and the reallocation of assets between the sub-advisers based on RSMC's analyses of the foregoing data are not expected to be large or frequent. RSMC's ability to allocate and reallocate assets between the sub-advisers, which employ alternatively growth-oriented and value-oriented stock selection techniques, allows it to take advantage of the experience of the sub-advisers.

          PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL CAP CORE PORTFOLIO. Below is a discussion on the principal investment strategies of each of the Portfolio's sub-advisers.

          Roxbury Capital Management, LLC ("Roxbury"). Under normal market conditions, Roxbury will direct the Portfolio's investment in the following equity or equity-related securities:

          - common stocks of U.S. corporations that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P Small Cap 600 Index ("small cap companies")

          - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

          -    options on indices of the common stock of small cap companies

          - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts


          As of September 30, 2005, the market capitalization of the companies that make up the S&P Small Cap 600 Index was between $___ million and $___ billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Portfolio's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including American Depositary Receipts.


          Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.


          Cramer Rosenthal McGlynn, LLC ("CRM"). Under normal market conditions, CRM will direct the Portfolio's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:


          - common and preferred stocks of U.S. corporations that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market.

          - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

          -    warrants


          The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2005, the range was from $___ million to $___ billion.






          CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company's operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow--operationally, financially, managerially---when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being "neglected by investors" and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.


          For cash management purposes, the Small Cap Core Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

          EACH OF THE PORTFOLIOS. The frequency of portfolio transactions and the Portfolios' turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Portfolio's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Portfolio will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Portfolio performance.

          In order to respond to adverse market, economic, political or other conditions, the Portfolios may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

          Each Portfolio may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

          The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

          - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

          - DERIVATIVES RISK: Some of a Portfolio's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Portfolio's total assets may be committed or exposed to derivative strategies.

          - FOREIGN SECURITY RISK. The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

          - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

          - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

          - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

          - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

          - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

          - VALUATION RISK: The risk that a Portofolio has valued certain of its securities at a higher price than they can be sold.

FINANCIAL HIGHLIGHTS


     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio assuming reinvestment of all dividends and other distributions. Financial highlights for the fiscal years ended June 30, 2001, 2002, 2003, 2004 and 2005 have been audited by ____________, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.


LARGE CAP CORE PORTFOLIO - INSTITUTIONAL SHARES














                                                           For the Fiscal Years Ended June 30,
                                               -----------------------------------------------------------
                                                2005     2004       2003      2002      2001
                                               ------   -------   -------   -------   --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD ......   $        $ 13.14   $ 13.68   $ 18.17   $  24.03
                                               ------   -------   -------   -------   --------    --------
INVESTMENT OPERATIONS:
Net investment income ......................               0.10      0.15      0.11       0.08
   Net realized and unrealized gain (loss)
      on investments .......................               1.78     (0.55)    (4.15)     (5.15)
                                               ------   -------   -------   -------   --------    --------
      Total from investment operations .....               1.88     (0.40)    (4.04)     (5.07)
                                               ------   -------   -------   -------   --------    --------
DISTRIBUTIONS:
   From net investment income ..............              (0.15)    (0.11)    (0.08)     (0.04)
   From net realized gain ..................       --        --     (0.03)    (0.37)     (0.75)
                                               ------   -------   -------   -------   --------    --------
     Total distributions ...................              (0.15)    (0.14)    (0.45)     (0.79)
                                               ------   -------   -------   -------   --------    --------
NET ASSET VALUE - END OF PERIOD ............   $        $ 14.87   $ 13.14   $ 13.68   $  18.17
                                               ======   =======   =======   =======   ========    ========
TOTAL RETURN ...............................              14.38%    (2.86)%  (22.66)%   (21.50)%
RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations ........         %     0.80%     0.80%     0.80%      0.80%
      Excluding expense limitations ........         %     1.13%     1.05%     1.00%      0.98%

   Net investment income ...................         %     0.73%     1.04%     0.64%      0.39%
Portfolio turnover rate ....................         %       27%       50%       68%        72%
Net assets at end of period (000 omitted) ..   $        $58,794   $61,380   $80,831   $108,061









(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series.

LARGE CAP GROWTH PORTFOLIO+ - INSTITUTIONAL SHARES















                                                             For the Fiscal Years Ended June 30,
                                            --------------------------------------------------------------------
                                                      2005      2004      2003      2002      2001
                                                     ------   -------   -------   -------   --------    --------
NET ASSET VALUE - BEGINNING OF PERIOD ...            $        $  8.73   $  8.70   $ 12.69   $  33.39
                                            ------   ------   -------   -------   -------   --------    --------

INVESTMENT OPERATIONS:
   Net investment income (loss)(1).......                        0.01        --        --      (0.08)
   Net realized and unrealized gain
      (loss) on investments .............                        1.20      0.03     (3.99)    (10.61)
                                            ------   ------   -------   -------   -------   --------    --------
      Total from investment operations ..                        1.21      0.03     (3.99)    (10.69)

DISTRIBUTIONS:
   From net investment income ...........                       (0.01)       --        --         --
   From net realized gains ..............                          --        --        --     (10.01)
                                            ------   ------   -------   -------   -------   --------    --------
      Total distributions ...............                       (0.01)       --        --     (10.01)
                                            ------   ------   -------   -------   -------   --------    --------
NET ASSET VALUE - END OF PERIOD .........            $        $  9.93   $  8.73   $  8.70   $  12.69
                                            ======   ======   =======   =======   =======   ========    ========
TOTAL RETURN ............................                  %    13.86%     0.35%   (31.44)%   (39.41)%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations .....                  %     0.98%     0.95%     0.85%      0.76%
      Excluding expense limitations .....                  %     1.01%     0.98%     0.85%      0.79%
   Net investment loss ..................                  %     0.08%    (0.02)%   (0.04)%    (0.37)%
Portfolio turnover rate .................                  %       87%       51%       75%        78%
Net assets at end of period (000
   omitted) .............................            $        $49,418   $58,620   $76,892   $158,318


----------







(1) The net investment loss per share was calculated using average shares outstanding method.

(2) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - WT Large Cap Growth Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series.






(3)  Less than $0.01 per share.



+ Effective December 15, 2004, Rodney Square Management Corporation assumed responsibility of the Adviser to the WT Large Cap Growth Series.

LARGE CAP VALUE PORTFOLIO -INSTITUTIONAL SHARES














                                                           For the Fiscal Years Ended June 30
                                               ---------------------------------------------------------
                                                     2005     2004      2003      2002       2001
                                               ---   ----   -------   -------   -------    -------   ---
NET ASSET VALUE - BEGINNING OF PERIOD.......          $     $  8.19   $  8.20   $ 11.13    $ 10.25
                                               ---    ---   -------   -------   -------    -------   ---
 INVESTMENT OPERATIONS:
   Net investment income....................                   0.08      0.06      0.07       0.09
   Net realized and unrealized gain (loss)
      on investments........................                   1.26      0.01     (2.68)      0.86
                                               ---    ---   -------   -------   -------    -------   ---
      Total from investment operations......                   1.34      0.07     (2.61)      0.95
                                               ---    ---   -------   -------   -------    -------   ---
DISTRIBUTIONS:
   From net investment income...............                  (0.08)    (0.07)    (0.09)     (0.07)
   From net realized gain...................                     --     (0.01)    (0.23)        --
                                               ---    ---   -------   -------   -------    -------   ---
      Total distributions...................                  (0.08)    (0.08)    (0.32)     (0.07)
                                               ---    ---   -------   -------   -------    -------   ---
NET ASSET VALUE - END OF PERIOD.............                $  9.45   $  8.19   $  8.20    $ 11.13
                                               ===    ===   =======   =======   =======    =======   ===
TOTAL RETURN................................             %    16.47%     0.92%   (24.02)%     9.33%
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL
   DATA:(1)
   Expenses:
      Including expense limitations.........             %     1.00%     1.06%     0.92%      0.77%
      Excluding expense limitations.........             %     1.03%     1.13%     0.93%      0.91%
   Net investment income (loss).............             %     0.94%     0.93%     0.66%      0.96%
   Portfolio turnover rate..................             %       26%       87%      100%       109%
Net assets at end of period (000 omitted)...          $     $51,729   $47,301   $52,064    $82,312

----------







(1) For the period November 1, 1999 to June 30, 2005, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Large Cap Value Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series.

SMALL CAP CORE PORTFOLIO - INSTITUTIONAL SHARES














                                                                  For the Fiscal Years Ended June 30,
                                               ------------------------------------------------------------------------
                                                      2005     2004         2003         2002            2001
                                               ----   ----   -------      -------      --------        --------    ----
NET ASSET VALUE - BEGINNING OF PERIOD.......          $      $  8.59      $  9.15      $  10.63        $  12.97
                                               ----   ----   -------      -------      --------        --------    ----
INVESTMENT OPERATIONS:
   Net investment income (loss).............                   (0.07)(3)    (0.02)(3)        --(2, 3)      0.16
   Net realized and unrealized gain (loss)
      on investments........................                    2.23        (0.54)        (1.47)          (1.14)
                                               ----   ----   -------      -------      --------        --------    ----
      Total from investment operations......                    2.16        (0.56)        (1.47)          (0.98)
                                               ----   ----   -------      -------      --------        --------    ----
DISTRIBUTIONS:
   From net investment income...............                      --           --         (0.01)          (0.01)
   From net realized gain...................                      --           --            --           (1.21)
   In excess of net realized gain...........                      --           --            --           (0.14)
                                               ----   ----   -------      -------      --------        --------    ----
      Total distributions...................                      --           --         (0.01)          (1.36)
                                               ----   ----   -------      -------      --------        --------    ----
NET ASSET VALUE - END OF PERIOD.............          $      $ 10.75      $  8.59      $   9.15        $  10.63
                                               ====   ====   =======      =======      ========        ========    ====
TOTAL RETURN ...............................              %    25.15%       (6.12)%     (13.84)%          (6.88)%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1, 4)
   Expenses:
      Including expense limitations.........              %     1.19%        1.00%         0.89%           0.83%
      Excluding expense limitations.........              %     1.21%        1.01%         0.89%           0.90%
   Net investment income (loss).............              %    (0.74)%      (0.21)%       (0.03)%          0.15%
Portfolio turnover rate.....................              %      142%          62%           44%             53%
Net assets at end of period (000 omitted)...          $      $73,324      $73,700      $106,915        $136,236


----------






(1) For the period November 1, 1999 to November 30, 2003, the Portfolio operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Core Series (the "Series"), and the portfolio turnover rate reflects the investment activity of the Series.

(2)  Less than $0.01 per share.

(3) The net investment loss per share was calculated using the average shares outstanding method.


(4) For the period December 1, 2003 to June 30, 2005, the Portfolio operated as a feeder fund in a fund-of-funds structure. During this period, the expense and the net investment income ratios include expenses allocated from the WT Investment Trust - Small Cap Growth Series and WT Investment Trust I - Small Cap Value Series. The Portfolio turnover during this period reflects the Portfolio's investment activity.

                          MANAGEMENT OF THE PORTFOLIOS



          The Board of Trustees of the Portfolios supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.



INVESTMENT ADVISER



          RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Portfolios. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"),
3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Portfolio in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had $__ billion assets under management.



          For the twelve months ended June 30, 2005, RSMC or its affiliates, received the following advisory fees (after fee waivers) as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I (the "Trust") in which each Portfolio invested as part of its former master-feeder structure, or, with respect to the Small Cap Core Portfolio, its former fund-of-funds structure:



Large Cap Core Series......................   __%
Large Cap Growth Series....................   __%
Large Cap Value Series.....................   __%
Small Cap Core Portfolio...................   __%*


----------

* During this period, the Small Cap Core Portfolio incurred indirectly a proportionate share of advisory fees paid to the investment advisers of the Small Cap Growth Series and Small Cap Value Series of the Trust in which the Portfolio invested as a feeder fund in a fund-of-funds structure.



          With respect to the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.60% of the first $1 billion of assets, 0.55% of the next $1 billion of assets and 0.50% of assets over $2 billion. The Small Cap Core Portfolio pays investment advisory fees of 0.75% of average daily net assets to RSMC for the portion of assets directly managed by RSMC. Prior to July __, 2005, RSMC's advisory agreement provided for no compensation payable by the Small Cap Core Portfolio to RSMC.



          WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



          A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC is available in the Portfolio's Annual Report to Shareholders for the fiscal year ended June 30, 2005.



SUB-ADVISERS

          Cramer Rosenthal McGlynn, LLC ("CRM"), 520 Madison Avenue, New York, New York 10022, serves as sub-adviser to the Small Cap Core Portfolio. As the Portfolio's sub-adviser, CRM has the responsibility for directing a portion of the Portfolio's investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2005, CRM had over $__ billion of assets under management.



          As sub-adviser to the Small Cap Core Portfolio, CRM is entitled to a fee at the annual rate of 0.75% of the Portfolio's first $1 billion of average daily net assets which CRM manages, 0.70% of the Portfolio's next $1 billion of average daily net assets managed by CRM, and 0.65% of the Portfolio's average daily net assets over $2 billion managed by CRM.



          Prior to July 1, 2005, CRM served as investment adviser to the Large Cap Value Series and Small Cap Value Series, each a series of the Trust in which the Large Cap Value Portfolio and the Small Cap Core Portfolio, respectively, previously invested. CRM was entitled to receive fees with respect to the Large Cap Value Series at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets, 0.50% of the Series' next $1 billion of average daily net assets and 0.45% of the Series' average daily net assets over $2 billion. As investment adviser to the Small Cap Value Series, CRM was entitled to the same annual advisory fee rate as it is entitled to receive as sub-adviser to the Small Cap Core Portfolio.



          Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as sub-adviser for the Small Cap Core Portfolio. As the Portfolio's sub-adviser, Roxbury has the responsibility for directing a portion of the Portfolio's investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2005, Roxbury had assets under management of approximately $__ billion.



          As sub-adviser to the Small Cap Core Portfolio, Roxbury is entitled to a fee at the annual rate of 1.00% of the Portfolio's first $1 billion of average daily net assets which Roxbury manages, 0.95% of the Portfolio's next $1 billion of average daily net assets managed by Roxbury, and 0.90% of the Portfolio's average daily net assets over $2 billion managed by Roxbury.



          Prior to December 15, 2004, Roxbury served as investment adviser to the Large Cap Growth Series, a series of the Trust in which the Large Cap Growth Portfolio previously invested. Roxbury was entitled to receive fees at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets, 0.50% of the Series' next $1 billion of average daily net assets and 0.45% of the Series' average daily net assets over $2 billion.



          Prior to July 1, 2005, Roxbury served as investment adviser to the Small Cap Growth Series, a series of the Trust in which the Small Cap Core Portfolio previously invested. As adviser to the Series, Roxbury was entitled to the same annual advisory fee rate as it is entitled to receive as sub-advisor to the Small Cap Core Portfolio.

          The increase in the advisory fee payable by the Small Cap Core Portfolio to RSMC is due to RSMC's substantially increased investment responsibilities upon withdrawal from the fund-of-funds structure, including the direct management of a portion of the Portfolio. The increase in advisory fees payable to RSMC with respect to the Large Cap Growth Portfolio and Large Cap Value Portfolio from those payable to Roxbury and CRM, respectively, with respect to the Large Cap Growth Series and Large Cap Value Series is due to the significant increase in RSMC's responsibilities and the costs associated with managing the Portfolios, including responsibility for assuring that the Portfolios do not tolerate market timing and for ensuring correct valuations resulting in an increased level of work and risk associated with managing the Portfolios.


PORTFOLIO MANAGERS


LARGE CAP CORE, LARGE CAP GROWTH, LARGE CAP VALUE AND SMALL CAP CORE PORTFOLIOS



     The day-to-day management of each of the Large Cap Core, Large Cap Growth, Large Cap Value and Small Cap Core Portfolios is the responsibility of a team of RSMC investment professionals. Below is a list of the staff of RSMC.



     REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macy-Holland & Co., LLC from 1996-2001.



     ADRIAN CRONJE, CFA is a Vice President of WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.



     ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Mr. Hopkins joined RSMC in 1997 as a securities analyst covering the information technology sector.



     VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Mr. Rights joined RSMC in 2000 as a securities analyst.



     DORSEY D. FARR is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist at WTIM from 2000 to 2004. He is responsible for allocating the Portfolio's assets among RSMC and the sub-advisers.


SMALL CAP CORE PORTFOLIO

     Each sub-adviser to the Small Cap Core Portfolio makes the day-to-day investment decisions for the portion of the Portfolio's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

     ROXBURY CAPITAL MANAGEMENT, LLC.

     STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio

Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities.

     CRAMER ROSENTHAL MCGLYNN, LLC.

     Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small Cap Core Portfolio managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small Cap Core Portfolio managed by CRM are set forth below.

     James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small Cap Value strategy at CRM.

     JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

     TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.


     The Portfolios' SAI provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio manager and the Portfolio managers' ownership of securities in the Portfolios.

SERVICE PROVIDERS

The chart below provides information on the Portfolios' primary service providers.


Asset                                                                                        Shareholder
Management                                                                                   Services

             INVESTMENT ADVISER                                                                           TRANSFER AGENT

       Rodney Square Management Corp.                                                                       PFPC Inc.
          1100 North Market Street                                                                        760 Moore Road
            Wilmington, DE 19890                                                                    King of Prussia, PA 19406

     Manages each Portfolio's investment                                                      Handles certain shareholder services,
                 activities.                                                                 including recordkeeping and statements,
                                                                                             payment of distributions and processing
                                                                                                    of buy and sell requests.

                                                           WT MUTUAL FUND

                                                 WILMINGTON LARGE CAP CORE PORTFOLIO

                                                     WILMINGTON LARGE CAP GROWTH
                                                             PORTFOLIO

                                                     WILMINGTON LARGE CAP VALUE
                                                             PORTFOLIO

                                                 WILMINGTON SMALL CAP CORE PORTFOLIO

Fund                                                                                         Asset
Operations                                                                                   Safe Keeping

              ADMINISTRATOR AND                                                                             CUSTODIAN
              ACCOUNTING AGENT

                                                                                                     Wilmington Trust Company
                  PFPC Inc.                                                                          1100 North Market Street
            301 Bellevue Parkway                                                                       Wilmington, DE 19890
            Wilmington, DE 19809

Provides facilities, equipment and personnel                                                  Holds each Portfolio's assets, settles
to carry out administrative services related                                                  all portfolio trades and collects most
    to each Portfolio and calculates each                                                       of the valuation data required for
     Portfolio's NAV and distributions.                                                        calculating each Portfolio's NAV per
                                                                                                              share.






                                                 Distribution

                                                             DISTRIBUTOR

                                                 Professional Funds Distributor, LLC
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                 Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

          The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

          Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

          PFPC Inc. determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES


          Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.


          You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.


          BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular mail:                  Overnight mail:
          Wilmington Equity Portfolios   Wilmington Equity Portfolios
          c/o PFPC Inc.                  c/o PFPC Inc.
          P.O. Box 9828                  101 Sabin Street
          Providence, RI 02940           Pawtucket, RI 02860-1427

          BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

          ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

          You may sell your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

          REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or
(F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

          FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believes are engaging in similar trading activity.

          Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest significantly in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such small cap Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

          There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

          BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Portfolio name, your Portfolio account number and your name. The written instructions and signature guarantee should be mailed to:

          Regular mail:                  Overnight mail:
          Wilmington Equity Portfolios   Wilmington Equity Portfolios
          c/o PFPC Inc.                  c/o PFPC Inc.
          P.O. Box 9828                  101 Sabin Street
          Providence, RI 02940           Pawtucket, RI 02860-1427

          BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However, there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


          ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.


          Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

          In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

          If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

          SMALL ACCOUNTS: If the value of your investment in a Portfolio falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

          The Large Cap Value Portfolio reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

          For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES


          You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following funds:


          Wilmington Short/Intermediate Bond Portfolio

          Wilmington Broad Market Bond Portfolio

          Wilmington Municipal Bond Portfolio

          Wilmington Short-Term Income Portfolio

          Wilmington Large Cap Core Portfolio

          Wilmington Small Cap Core Portfolio

          Wilmington Large Cap Growth Portfolio

          Wilmington Large Cap Value Portfolio


          Balentine International Equity Fund



          Balentine Real Estate Securities Fund



          Balentine Large Cap Equity Fund



          Balentine Mid Cap Equity Fund



          Balentine Small Cap Equity Fund


          Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.


          Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.


          FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.


          To obtain prospectuses for Institutional Shares of the other funds into which an exchange may be made, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.


DISTRIBUTIONS

          Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

          Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

          As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

          The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Value Portfolio anticipates the distribution of net investment income.

          It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.


          STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.


          This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

          Professional Funds Distributor, LLC manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

          The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

          FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

          ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

          STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

          Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:

          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970
          9:00 a.m. to 5:00 p.m. Eastern time

          WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

          FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                OF WT MUTUAL FUND
                                 INVESTOR SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:

     -    are not bank deposits

     - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

     -    are not federally insured

     - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

     -    are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS


                                      PORTFOLIO DESCRIPTIONS
A look at the goals, strategies,         Summary...........................    1
risks, expenses and financial            Performance Information...........    3
history of each Portfolio.               Fees and Expenses.................   10
                                         Example...........................   11
                                         Investment Objectives.............   12
                                         Primary Investment Strategies.....   12
                                         Additional Risk Information.......   15

Details about the service providers   MANAGEMENT OF THE PORTFOLIOS
                                         Investment Adviser................   17
                                         Sub-Advisers......................   17
                                         Portfolio Managers................   19
                                         Service Providers.................   21

Policies and instructions for         SHAREHOLDER INFORMATION
opening, maintaining and closing         Pricing of Shares.................   22
an account in any of the                 Purchase of Shares................   22
Portfolios.                              Redemption of Shares..............   23
                                         Exchange of Shares................   26
                                         Distributions.....................   26
                                         Taxes.............................   27

Details on the Portfolios'            DISTRIBUTION ARRANGEMENTS
distribution arrangements,            Rule 12b-1 Fees......................   27
Rule 12b-1 fees and share classes.    Share Classes........................   28

                                      GLOSSARY.............................   29

                                      FOR MORE INFORMATION.................   30


For information about key terms and concepts, please refer to the "GLOSSARY."

                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO

                                 INVESTOR SHARES

                             PORTFOLIO DESCRIPTIONS

SUMMARY

Investment Objectives           The WILMINGTON LARGE CAP CORE PORTFOLIO, the
                                WILMINGTON LARGE CAP VALUE Portfolio and the
                                WILMINGTON SMALL CAP CORE PORTFOLIO each seek
                                long-term capital appreciation.

                                The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

Investment Focus                Equity (or equity related) securities

Share Price Volatility          High

Primary Investment Strategies   The WILMINGTON LARGE CAP CORE PORTFOLIO invests
                                at least 80% of its assets in a diversified
                                portfolio of U.S. equity (or equity related)
                                securities of large cap corporations. The
                                Portfolio's investment adviser employs a
                                combined growth and value investment approach
                                and invests in stocks of companies with
                                characteristics the investment adviser believes
                                are attractive to the equity securities
                                marketplace.

                                The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.
                                The Portfolio's investment adviser employs a growth investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. The
                                Portfolio's investment adviser employs a value investment approach and invests in stocks of companies with characteristics the investment adviser believes are attractive to the equity securities marketplace.

                                The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

Principal Risks                 The Portfolios are subject to the risks
                                summarized below and further described under the
                                heading "Additional Risk Information."

                                -    An investment in a Portfolio is not a
                                     deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                                - It is possible to lose money by investing in a Portfolio. There is no guarantee that the stock market or the stocks that a Portfolio holds will increase in value.

                                - A Portfolio's share price will fluctuate in response to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                                -    Growth-oriented investments may be more
                                     volatile than the rest of the U.S. stock market as a whole.

                                -    A value-oriented investment approach is
                                     subject to the risk that a security
                                     believed to be undervalued does not
                                     appreciate in value as anticipated.

                                - Small capitalization companies may be more vulnerable than large companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                                - The performance of a Portfolio will depend on whether the investment adviser is successful in pursuing the investment strategy.

Investor Profile                Investors who want the value of their investment
                                to grow and who are willing to accept more
                                volatility for the possibility of higher
                                returns.

PERFORMANCE INFORMATION

                       WILMINGTON LARGE CAP CORE PORTFOLIO


As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing how the Portfolio's Institutional Shares average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the S&P 500 Index, which is a broad measure of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1996          16.56%
       1997          25.13%
       1998          29.66%
       1999          22.41%
       2000         -11.47%
       2001         -17.55%
       2002         -27.95%
       2003          25.85%
       2004           5.41%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       21.62%                -17.98%
(December 31, 1998)   (September 30, 2002)


LARGE CAP CORE PORTFOLIO - INSTITUTIONAL SHARES



                                                                           SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 YEAR   5 YEARS   (JANUARY 5, 1995)
----------------------------------------------------   ------   -------   -----------------
Return Before Taxes                                     5.41%    -6.95%          7.40%
Return After Taxes on Distributions(1)                  4.54%    -7.52%          6.10%
Return After Taxes on Distributions and Sale of
   Shares(1)                                            3.51%    -6.00%          5.96%
S&P 500 Index (reflects no deductions for fees,
   expenses or taxes)(2)                               10.88%    -2.30%         12.07%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect.



(2) The impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard & Poor's Composite Index of 500 Stocks.

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO



As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing how the Portfolio's Institutional Shares average annual total returns for one, five and ten years, before and after taxes, compare with those of the Russell 1000 Growth Index, a broad measure of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio invests primarily in large capitalization equity securities with growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1995          28.43%
       1996          24.25%
       1997          27.50%
       1998          23.58%
       1999          48.10%
       2000         -21.09%
       2001         -33.06%
       2002         -30.37%
       2003          26.65%
       2004           2.17%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


   BEST QUARTER         WORST QUARTER
   ------------         -------------
       41.39%              -25.62%
(December 31, 1999)   (March 31, 2001)

LARGE CAP GROWTH PORTFOLIO - INSTITUTIONAL SHARES



AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------   ------   -------   --------
Return Before Taxes                                     2.17%   -13.80%     5.89%
Return After Taxes on Distributions(1)                  2.08%   -15.33%     3.75%
Return After Taxes on Distributions and Sale of
    Shares(1)                                           1.41%   -11.14%     4.77%
Russell 1000 Growth Index (reflects no deductions
    for fees, expenses or taxes)(2)                     6.47%    -9.26%     9.59%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



(2) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO


As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing how the Portfolio's Institutional Shares average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the Russell 1000 Value Index, which is a broad measure of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Institutional Shares of the Portfolio. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1995          34.38%
       1996          21.86%
       1997          24.55%
       1998          -2.75%
       1999           3.02%
       2000          19.15%
       2001          -5.14%
       2002         -28.06%
       2003          25.79%
       2004          15.12%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ______%


  BEST QUARTER        WORST QUARTER
---------------   --------------------
     17.84%              -19.02%
(June 30, 2003)   (September 30, 2002)

LARGE CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES



                                                                              SINCE
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 YEAR   5 YEARS   JUNE 29, 1998   10 YEARS (1)
----------------------------------------------------   ------   -------   -------------   ------------
Return Before Taxes                                    15.12%    3.32%        2.24%          9.18%(2)
Return After Taxes on Distributions (3)                14.70%    2.92%        1.66%           N/A
Return After Taxes on Distributions and Sale of
   Shares (3)                                           9.83%    2.64%        1.58%           N/A
Russell 1000 Value Index (reflects no deductions for
   fees, expenses or taxes)(4)                         16.67%    5.38%        5.69%         13.32%


(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Value Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity markets.

                       WILMINGTON SMALL CAP CORE PORTFOLIO


As of the date of this prospectus, the Investor Shares of the Portfolio have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio by showing changes in the Portfolio's Institutional Shares performance from calendar year to calendar year and by showing how the Portfolio's Institutional Share average annual total returns for one year, five years and since inception, before and after taxes, compare with those of the Russell 2000 Index, which is a broad measure of market performance. Institutional Shares of the Portfolio are not offered in this prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. This performance information includes the performance of the Portfolio's predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.


             ANNUAL TOTAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1998        -2.32%
   1999        21.86%
   2000         2.31%
   2001        -1.37%
   2002       -23.91%
   2003        32.59%
   2004        12.83%
   2002       -30.37%
   2003        26.65%
   2004        12.83%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ______%


  BEST QUARTER         WORST QUARTER
----------------   --------------------
     22.89%               -22.01%
(March 31, 2000)   (September 30, 2001)

SMALL CAP CORE PORTFOLIO - INSTITUTIONAL SHARES



                                                                                   SINCE        SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004        1 YEAR   5 YEARS   JUNE 29, 1998   APRIL 1, 1997(1)
----------------------------------------------------        ------   -------   -------------   ----------------
Return Before Taxes                                         12.83%    2.81%        4.30%            8.30%(2)
Return After Taxes on Distributions(3)                      11.75%    2.09%        3.70%             N/A
Return After Taxes on Distributions and Sale of Shares(3)    9.75%    2.22%        3.53%             N/A
Russell 2000 Index (reflects no deductions for fees,
   expenses or taxes)(4)                                    16.54%    6.95%        7.22%           10.04%


(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund was treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES                                                                       Investor
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                               Shares
-----------------------------------------                                              --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)     None
Maximum deferred sales charge                                                            None
Maximum sales charge imposed on reinvested dividends (and other distributions)           None
Redemption fee(1)                                                                        1.00%
Exchange fee(1)                                                                          1.00%

(1) Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL PORTFOLIO OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                [Expense Information to be updated by amendment]


                                  Large Cap    Large Cap   Large Cap   Small Cap
                                     Core        Growth      Value       Core
                                  Portfolio    Portfolio   Portfolio   Portfolio
                                  ---------    ---------   ---------   ---------
Management fees                    0.60%         0.60%       0.60%       0.86%
Distribution (12b-1) fees          0.25%         0.25%       0.25%       0.25%
Other expenses(1)                  0.31%         0.37%       0.39%       0.33%
TOTAL ANNUAL OPERATING EXPENSES    1.16%         1.22%       1.24%       1.44%
Waivers/reimbursements            (0.11)%(2)
NET EXPENSES                       1.05%(2)

(1) Except for the Small Cap Core Portfolio, "Other expenses" have been restated to reflect current and estimated fees in connection with each Portfolio's change in its investment structure from a master/feeder structure to a stand-alone investment structure that invests directly in securities. "Other expenses" for the Small Cap Core Portfolio have been restated to reflect current and estimated expenses in connection with the Portfolio's change in its investment structure from a fund-of-funds structure to a stand-alone investment structure that invests directly in securities.


(2) For Investor Shares of the Large Cap Core Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.05%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination. In addition, the administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Portfolios where a Class' average daily net assets are below $75 million through September, 2007. As a percentage of average net assets for the year ended June 30, 2005, these fees have been estimated to equal ____% for the Large Cap Growth Portfolio.


EXAMPLE

     This Example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005 for the Large Cap Core Portfolio) are charged and remain the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


INVESTOR SHARES              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------              ------   -------   -------   --------
Large Cap Core Portfolio      $107      $358      $628     $1,398
Large Cap Growth Portfolio    $124      $387      $670     $1,477
Large Cap Value Portfolio     $126      $393      $681     $1,500
Small Cap Core Portfolio      $147      $456      $787     $1,724

The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns of Investor Shares, either past or future.

INVESTMENT OBJECTIVES


     The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek long-term capital appreciation. The WILMINGTON LARGE CAP GROWTH PORTFOLIO seeks superior long-term growth of capital.

     The investment objective for the Large Cap Core Portfolio may be changed without shareholder approval. The investment objective for the Large Cap Growth Portfolio, Large Cap Value Portfolio and the Small Cap Core Portfolio may not be changed without shareholder approval.

     There is no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The WILMINGTON LARGE CAP CORE PORTFOLIO, under normal market conditions, invests at least 80% of its assets in a diversified portfolio of the following equity or equity-related securities:

          - common or preferred stock of U.S. corporations that have attractive growth or value characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Index

          - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above

          - receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation

     For cash management purposes, the Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.


     The Portfolio's investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that it believes possess growth or value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates. RSMC may rotate the Portfolio's holdings among various market sectors based on economic analysis of the overall business cycle.


     The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity or equity-related securities of large cap corporations. RSMC employs a growth investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Growth Index.


     RSMC seeks securities that it believes possess growth characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.

     The WILMINGTON LARGE CAP VALUE PORTFOLIO invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations. RSMC employs a value investment approach and invests in common or preferred stock of U.S. corporations that have attractive growth characteristics with market capitalizations of at least $2 billion or that are constituents of the Russell 1000 Value Index.


     RSMC seeks securities that it believes possess value characteristics attractive to institutional and retail investors. The selection of individual securities is based on a proprietary methodology that employs a disciplined analysis of multiple factors, including liquidity, profitability, risk, valuation, price history and analysts' earnings estimates.


     The WILMINGTON SMALL CAP CORE PORTFOLIO invests at least 80% of its assets in equity securities of small cap companies. Presently, the Portfolio employs a multi-manager approach, relying on two investment sub-advisers with differing investment philosophies to manage a portion of the Portfolio's assets under the general supervision of RSMC.

     RSMC does not allocate the Small Cap Core Portfolio's assets between the two sub-advisers according to a predetermined percentage. Instead, RSMC regularly determines the appropriate allocation, which currently ranges between 40% and 60%. When making these decisions, RSMC considers a variety of quantitative and qualitative data relating to the U.S. economy and financial markets. This data may include: projected growth trends in the U.S. economy; forecasts for interest rates and the relationship between short- and long-term interest rates (commonly referred to as the "yield curve"); current and projected trends in inflation; relative valuation levels; volatility in the equity market; the outlook and projected growth of various industrial sectors; information relating to business cycles; borrowing trends and the cost of capital; political trends; information relating to trade balances; and labor or employment information. RSMC may also consider proprietary research provided by the investment sub-advisers.

     RSMC reserves the right to adjust the percentages allocated to the sub-advisers and reallocate its assets between the sub-advisers at any time. However, tactical shifts in the allocation and the reallocation of assets between the sub-advisers based on RSMC's analyses of the foregoing data are not expected to be large or frequent. RSMC's ability to allocate and reallocate assets between the sub-advisers, which employ alternatively growth-oriented and value-oriented stock selection techniques, allows it to take advantage of the experience of the sub-advisers.

     PRINCIPAL INVESTMENT STRATEGIES OF THE SUB-ADVISERS TO THE SMALL CAP CORE PORTFOLIO. Below is a discussion on the principal investment strategies of each of the Portfolio's sub-advisers.

     Roxbury Capital Management, LLC ("Roxbury"). Under normal market conditions, Roxbury will direct the Portfolio's investment in the following equity or equity-related securities:

          - common stocks of U.S. corporations that have strong growth characteristics or are undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is equal to or less than the capitalization of the largest stock in the S&P Small Cap 600 Index ("small cap companies")

          - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

          -    options on indices of the common stock of small cap companies

          - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts


     As of September 30, 2005, the market capitalization of the companies that make up the S&P Small Cap 600 Index was between $[___] million and $[___] billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Roxbury may also direct the Portfolio's investment in certain option and financial futures contracts ("derivatives") and foreign securities, including American Depositary Receipts.


     Roxbury uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. Roxbury selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, Roxbury seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.


     Cramer Rosenthal McGlynn, LLC ("CRM"). Under normal market conditions, CRM will direct the Portfolio's investment in a diversified portfolio of the following equity or equity-related securities that are judged by CRM to be undervalued in the marketplace relative to underlying profitability of the issuer:


          - common and preferred stocks of U.S. corporations that have market capitalizations, at the time of purchase, equal to those in the Russell 2000 Value Index and are publicly traded on a U.S. securities market.

          - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies

          -    warrants


     The market capitalization range of the Russell 2000 Value Index changes constantly; as of September 30, 2005, the range was from $[ ___ ] million to $[ ___ ] billion.






     CRM uses a value investment strategy whereby it seeks to identify changes that are material to a company's operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow--operationally, financially, managerially---when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being "neglected by investors" and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the market place will eventually recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.


     For cash management purposes, the Small Cap Core Portfolio may maintain cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper) consistent with the foregoing investment policy.

          EACH OF THE PORTFOLIOS. The frequency of portfolio transactions and the Portfolios' turnover rate will vary from year to year depending on the market. A higher turnover rate may increase transaction costs (i.e., brokerage commissions) and may cause adverse tax consequences for a Portfolio's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Portfolio will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall Portfolio performance.

          In order to respond to adverse market, economic, political or other conditions, the Portfolios may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

          Each Portfolio may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

          The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our SAI:

     - DERIVATIVES RISK: Some of a Portfolio's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Portfolio's total assets may be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

     - LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

     - VALUATION RISK: The risk that a Portfolio has valued certain of its securities at a higher price than they can be sold.

     - VALUE INVESTING RISK: The risk that investments in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

MANAGEMENT OF THE PORTFOLIOS


          The Board of Trustees of the Portfolios supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.



INVESTMENT ADVISER



          RSMC, 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to each of the Portfolios. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"),
3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. RSMC, subject to the general oversight of the Board of Trustees, has overall responsibility for directing the investments of each Portfolio in accordance with its investment objectives, policies and limitations. In the past, RSMC has provided asset management services to other mutual funds, individuals, personal trusts, municipalities, corporations and other organizations. Presently, RSMC provides services exclusively to investment companies sponsored by it or its affiliates. As of September 30, 2005, RSMC had $_____ billion assets under management.



          For the twelve months ended June 30, 2005, RSMC or its affiliates, received the following advisory fees (after fee waivers) as a percentage of the average daily net assets of a corresponding series of WT Investment Trust I (the "Trust") in which each Portfolio invested as part of its former master-feeder structure, or, with respect to the Small Cap Core Portfolio, its former fund-of-funds structure:



Large Cap Core Series.........   _____%
WT Large Cap Growth Series....   _____%
Large Cap Value Series........   _____%
Small Cap Core Portfolio......   _____%*



* During this period, the Small Cap Core Portfolio incurred indirectly a proportionate share of advisory fees paid to the investment advisers of the Small Cap Growth Series and Small Cap Value Series of the Trust in which the Portfolio invested as a feeder fund in a fund-of-funds structure.



          With respect to the Large Cap Core, WT Large Cap Growth and Large Cap Value Portfolios, RSMC is entitled to receive an annual investment advisory fee, paid monthly as a percentage of average daily net assets, of 0.60% of the first $1 billion of assets, 0.55% of the next $1 billion of assets and 0.50% of assets over $2 billion. The Small Cap Core Portfolio pays investment advisory fees of 0.75% of average daily net assets to RSMC for the portion of assets directly managed by RSMC. Prior to July __, 2005, RSMC's advisory agreement provided for no compensation payable by the Small Cap Core Portfolio.



          WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



          A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC is available in the Portfolio's Annual Report to Shareholders for the fiscal year ended June 30, 2005.



SUB-ADVISERS

          Cramer Rosenthal McGlynn, LLC ("CRM"), 520 Madison Avenue, New York, New York 10022, serves as sub-adviser to the Small Cap Core Portfolio. As the Portfolio's sub-adviser, CRM has the responsibility for directing a portion of the Portfolio's investments, subject to the direction of RSMC. CRM and its predecessors have managed equity investments for mutual funds, corporate pension funds, educational, community, religious and private endowments and foundations as well as for individuals in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. As of September 30, 2005, CRM had over $ __ billion of assets under management.



          As sub-adviser to the Small Cap Core Portfolio, CRM is entitled to a fee at the annual rate of 0.75% of the Portfolio's first $1 billion of average daily net assets which CRM manages, 0.70% of the Portfolio's next $1 billion of average daily net assets managed by CRM, and 0.65% of the Portfolio's average daily net assets over $2 billion managed by CRM.



          Prior to July 1, 2005, CRM served as investment adviser to the Large Cap Value Series and Small Cap Value Series, each a series of the Trust in which the Large Cap Value Portfolio and the Small Cap Core Portfolio, respectively, previously invested. CRM was entitled to receive fees with respect to the Large Cap Value Series at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets, 0.50% of the Series' next $1 billion of average daily net assets and 0.45% of the Series' average daily net assets over $2 billion. As investment adviser to the Small Cap Value Series, CRM was entitled to the same annual advisory fee rate as it is entitled to receive as sub-adviser to the Small Cap Core Portfolio.



          Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as sub-adviser for the Small Cap Core Portfolio. As the Portfolio's sub-adviser, Roxbury has the responsibility for directing a portion of the Portfolio's investments, subject to the direction of RSMC. Roxbury has provided investment advisory services in a growth style to mutual funds and other institutional accounts including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. As of September 30, 2005, Roxbury had assets under management of approximately $__ billion.



          As sub-adviser to the Small Cap Core Portfolio, Roxbury is entitled to a fee at the annual rate of 1.00% of the Portfolio's first $1 billion of average daily net assets which Roxbury manages, 0.95% of the Portfolio's next $1 billion of average daily net assets managed by Roxbury, and 0.90% of the Portfolio's average daily net assets over $2 billion managed by Roxbury.



          Prior to December 15, 2004, Roxbury served as investment adviser to the Large Cap Growth Series, a series of the Trust in which the Large Cap Growth Portfolio previously invested. Roxbury was entitled to receive fees at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets,

0.50% of the Series' next $1 billion of average daily net assets and 0.45% of the Series' average daily net assets over $2 billion.



          Prior to July 1, 2005, Roxbury served as investment adviser to the Small Cap Growth Series, a series of the Trust in which the Small Cap Core Portfolio previously invested. As adviser to the Series, Roxbury was entitled to the same annual advisory fee rate as it is entitled to receive as sub-advisor to the Small Cap Core Portfolio.



          The increase in the advisory fee payable by the Small Cap Core Portfolio to RSMC is due to RSMC's substantially increased investment responsibilities upon withdrawal from the fund-of-funds structure, including the direct management of a portion of the Portfolio. The increase in advisory fees payable to RSMC with respect to the Large Cap Growth Portfolio and Large Cap Value Portfolio from those payable to Roxbury and CRM, respectively, with respect to the Large Cap Growth Series and Large Cap Value Series is due to the significant increase in RSMC's responsibilities and the costs associated with managing the Portfolios, including responsibility for assuring that the Portfolios do not tolerate market timing and for ensuring correct valuations resulting in an increased level of work and risk associated with managing the Portfolios.


PORTFOLIO MANAGERS

LARGE CAP CORE, LARGE CAP GROWTH, LARGE CAP VALUE AND SMALL CAP CORE PORTFOLIOS


          The day-to-day management of the each of the Large Cap Core, Large Cap Growth, Large Cap Value and Small Cap Core Portfolios is the responsibility of a team of RSMC investment professionals. Below is a list of staff of RSMC.



          REX P. MACEY, CFA, CIMA, CFP is Vice President and Director of Equity Management of RSMC and WTIM. Mr. Macey is a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Prior to joining RSMC in 2004, Mr. Macey served as the Director of Research at KPMG Investment Advisors from 2001 to 2004. He also served as Chief Investment Officer for American Financial Advisors, LLC from 2001 to 2004 and as a Portfolio Manager at Macy-Holland & Co., LLC from 1996-2001.



          ADRIAN CRONJE, CFA is a Vice President of WTIM and a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Mr. Cronje joined RSMC in July 2005. Previously, he was Director, Deputy Head of Quantitative Equity Products at Schroder Investment Management Limited from October 1999 to June 2005.



          ANDREW H. HOPKINS, CFA, CPA is an Assistant Vice President of RSMC and WTIM. Mr. Hopkins is a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Mr. Hopkins joined RSMC in 1997 as a securities analyst covering the information technology sector.



          VINCENT F. RIGHTS is an Investment Officer of RSMC and WTIM. Mr. Rights is a member of the portfolio management team primarily responsible for the day-to-day management of the Large Cap Core, Large Cap Growth and Large Cap Value Portfolios. Mr. Rights joined RSMC in 2000 as a securities analyst



          DORSEY D. FARR is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist at WTIM from 2000 to 2004. He is responsible for allocating the Portfolio's assets RSMC and the sub-advisers.


SMALL CAP CORE PORTFOLIO

          The management of the Small Cap Core Portfolio and its sub-advisers is the responsibility of a group of RSMC investment professionals, which makes its style allocation and sub-adviser investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and its affiliates that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.

          Each sub-adviser to the Small Cap Core Portfolio makes the day-to-day investment decisions for the portion of the Portfolio's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program. Below is a list of the staff of each of Roxbury and CRM.

          ROXBURY CAPITAL MANAGEMENT, LLC.

          STEVE MARSHMAN, CFA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marshman is a member of Roxbury's Small Cap Growth Investment Team. From 1995 to 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Portfolio Manager for the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Portfolio Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force.

          ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. Mr. Marvin is a member of Roxbury's Small Cap Growth Investment Team. From 1998 to 2002, Mr. Marvin was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant.

          BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. Mr. Smoluch is a member of Roxbury's Small Cap Growth Investment Team. From 1996 to 2002, Mr. Smoluch was with Columbia where he was a Portfolio Manager in the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities.

          CRAMER ROSENTHAL MCGLYNN, LLC.

          Ronald H. McGlynn, Chairman & CEO and Jay B. Abramson, President & CIO are responsible for the overall management of the portion of the Small Cap Core Portfolio managed by CRM. The portfolio managers who have responsibility for the day-to-day management of the portion of the Small Cap Core Portfolio managed by CRM are set forth below.

          James P. Stoeffel and Terry Lally, CFA, are co-leaders of the team responsible for the management of the Small Cap Value strategy at CRM.

          JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

          TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.


          The Portfolios' SAI provides additional information about the Portfolio managers' compensation, other accounts managed by the Portfolio manager and the Portfolio managers' ownership in securities in the Portfolios.

SERVICE PROVIDERS

The chart below provides information on the Portfolios' primary service providers.


Asset                                                                                       Shareholder
Management                                                                                  Services
             INVESTMENT ADVISER                                                                          TRANSFER AGENT

       Rodney Square Management Corp.                                                                      PFPC Inc.
          1100 North Market Street                                                                       760 Moore Road
            Wilmington, DE 19890                                                                   King of Prussia, PA 19406

     Manages each Portfolio's investment                                                     Handles certain shareholder services,
                 activities.                                                                including recordkeeping and statements,
                                                                                            payment of distributions and processing
                                                                                                   of buy and sell requests.

                                                           WT MUTUAL FUND

                                                      WILMINGTON LARGE CAP CORE
                                                             PORTFOLIO

                                                     WILMINGTON LARGE CAP GROWTH
                                                             PORTFOLIO

                                                     WILMINGTON LARGE CAP VALUE
                                                             PORTFOLIO

                                                     WILMINGTON SMALL CAP CORE
                                                             PORTFOLIO

Fund                                                                                        Asset
Operations                                                                                  Safe Keeping
              ADMINISTRATOR AND                                                                            CUSTODIAN
              ACCOUNTING AGENT

                  PFPC Inc.                                                                         Wilmington Trust Company
            301 Bellevue Parkway                                                                    1100 North Market Street
            Wilmington, DE 19809                                                                      Wilmington, DE 19890

Provides facilities, equipment and personnel                                                 Holds each Portfolio's assets, settles
to carry out administrative services related                                                 all portfolio trades and collects most
    to each Portfolio and calculates each                                                      of the valuation data required for
     Portfolio's NAV and distributions.                                                       calculating each Portfolio's NAV per
                                                                                                             share.



                                                 Distribution

                                                             DISTRIBUTOR

                                                 Professional Funds Distributor, LLC
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                 Distributes the Portfolios' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Portfolio uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. This policy is intended to result in a calculation of a Portfolio's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to these procedures may not accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC Inc. determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time), on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent. Shares will only be priced on business days.

PURCHASE OF SHARES

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

          Regular mail:                  Overnight mail:
          Wilmington Equity Portfolios   Wilmington Equity Portfolios
          c/o PFPC Inc.                  c/o PFPC Inc.
          P.O. Box 9828                  101 Sabin Street
          Providence, RI 02940           Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders. It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day (if received after 4:00 p.m. Eastern time or on a non-business day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Portfolio, or (F) by a Portfolio to cover various fees; or (iii) shares converted from one share class to another in the same Portfolio. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     FREQUENT PURCHASES AND REDEMPTIONS: The Portfolios discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Portfolios are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Portfolio in an effort to anticipate changes in market prices of that Portfolio's investment portfolio is generally referred to as "market timing". Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Portfolio or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Portfolio. These expenses are borne by all Portfolio shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Portfolio engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Portfolios invest significantly in foreign securities traded on markets which close prior to when such Portfolio determines its net asset value, market timing can cause dilution in the value of such Portfolio's shares held by other shareholders. This occurs when market timers attempt to trade Portfolio shares when the net asset value of the Portfolio does reflect the value of the underlying portfolio securities. While the Portfolios have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Portfolios invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Portfolio's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Portfolio shares held by long-term investors. Short-term trading in such small cap Portfolios may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

     There is no guarantee that the Portfolios or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Portfolios and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Portfolios or their agents regarding underlying beneficial owners of Portfolio shares.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Portfolio name, your Portfolio account number and your name. The written instructions and signature guarantee should be mailed to:

          Regular mail:                  Overnight mail:
          Wilmington Equity Portfolios   Wilmington Equity Portfolios
          c/o PFPC Inc.                  c/o PFPC Inc.
          P.O. Box 9828                  101 Sabin Street
          Providence, RI 02940           Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However, there are risks. The Portfolios have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.


     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.


     Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.


     In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.


     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right to withhold the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Portfolio falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     The Large Cap Value Portfolio reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash
- if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES


     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following funds:


          Wilmington Short/Intermediate Bond Portfolio
          Wilmington Broad Market Bond Portfolio
          Wilmington Municipal Bond Portfolio

          Wilmington Short-Term Income Portfolio
          Wilmington Large Cap Core Portfolio
          Wilmington Small Cap Core Portfolio
          Wilmington Large Cap Growth Portfolio
          Wilmington Large Cap Value Portfolio


          Balentine International Equity Fund



          Balentine Real Estate Securities Fund



          Balentine Large Cap Equity Fund



          Balentine Mid Cap Equity Fund



          Balentine Small Cap Equity Fund


     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.


     Exchange transactions will be subject to the minimum initial investment and other requirements of the particular fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.


     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.


     To obtain prospectuses for the Investor Shares of the other funds into which an exchange may be made, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.


DISTRIBUTIONS

     Distributions from the net investment income, if any, of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Large Cap Value Portfolio anticipates the distribution of net investment income.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

     The Investor Shares of each Portfolio have a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's Investor Shares average daily net assets.

SHARE CLASSES

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

SMALL CAP FUNDS:

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

VALUE FUNDS:

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.



     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Portfolios' policies, investment restrictions, risks, and business structure, including a description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.



     Copies of these documents and answers to questions about the Portfolios may be obtained free of charge by contacting:


          WT Mutual Fund
          c/o PFPC Inc.
          101 Sabin Street
          Pawtucket, RI 02860-1427
          (800) 336-9970


          9:00 a.m. to 5:00 p.m. Eastern time



     WT Mutual Fund does not currently maintain an Internet Web site. However, reports and information about the funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                        BALENTINE LARGE CAP EQUITY FUND*
                         BALENTINE MID CAP EQUITY FUND**
                       BALENTINE SMALL CAP EQUITY FUND***
                      BALENTINE INTERNATIONAL EQUITY FUND+
                     BALENTINE REAL ESTATE SECURITIES FUND++


                                OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission ("SEC") determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


*    Formerly, Wilmington Large Cap Strategic Allocation Fund



**   Formerly, Wilmington Mid Cap Strategic Allocation Fund



***  Formerly, Wilmington Small Cap Strategic Allocation Fund



+    Formerly, Wilmington International Strategic Allocation Fund



++   Formerly, Wilmington Real Estate Strategic Allocation Fund

TABLE OF CONTENTS


                                     FUND DESCRIPTIONS
A look at the goals, strategies,        Summary............................    3
risks, expenses and financial           Performance Information............    6
history of each Fund.
                                        Fees and Expenses..................   15
                                        Expense Example....................   16

                                     ADDITIONAL INVESTMENT INFORMATION
                                        Investment Objectives..............   17
                                        Primary Investment Strategies......   17
                                        Additional Risk Information........   26
Details about the service               Financial Highlights...............   29
providers.
                                     MANAGEMENT OF THE FUND
                                        Investment Adviser.................   34
                                        Portfolio Management...............   34
Policies and instructions for           Service Providers..................   40
opening, maintaining and closing
an account in any of the Funds.      SHAREHOLDER INFORMATION
                                        Pricing of Shares..................   41
                                        Purchase of Shares.................   41
                                        Redemption of Shares...............   42
Details on the Funds' distribution      Exchange of Shares.................   44
arrangements and share classes.         Distributions
                                        Taxes..............................   45

                                     DISTRIBUTION ARRANGEMENTS
                                        Share Classes......................   47

                                     GLOSSARY..............................   48

                                     FOR MORE INFORMATION..................   49


 For information about key terms and concepts, please refer to the "GLOSSARY."

                                FUND DESCRIPTIONS


                         BALENTINE LARGE CAP EQUITY FUND
                         BALENTINE MID CAP EQUITY FUND
                         BALENTINE SMALL CAP EQUITY FUND
                       BALENTINE INTERNATIONAL EQUITY FUND
                      BALENTINE REAL ESTATE SECURITIES FUND


SUMMARY


Investment Objectives    The investment objective of each of BALENTINE LARGE CAP
                         EQUITY FUND, BALENTINE MID CAP EQUITY FUND and
                         BALENTINE SMALL CAP EQUITY FUND is to achieve long-term
                         capital appreciation.

                         The investment objective of BALENTINE INTERNATIONAL
                         EQUITY FUND is to achieve superior long-term capital appreciation.

                         The investment objective of BALENTINE REAL ESTATE
                         SECURITIES FUND is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus         Equity or equity-related securities

Share Price Volatility   High

Principal Investment     BALENTINE LARGE CAP EQUITY FUND (the "Large Cap Fund")
Strategies               invests at least 80% of its assets in a diversified
                         portfolio of U.S. equity (or equity related) securities
                         of large cap corporations.

                         BALENTINE MID CAP EQUITY FUND (the "Mid Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid cap corporations.

                         The BALENTINE SMALL CAP EQUITY FUND (the "Small Cap
                         Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

                         The BALENTINE INTERNATIONAL EQUITY FUND (the
                         "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity related) securities of foreign issuers.

                         The BALENTINE REAL ESTATE SECURITIES FUND (the "Real
                         Estate Fund"), under normal market conditions invests at least 80% of its net assets in securities of real estate and real estate-related companies. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) which own property, and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                         Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds. Rodney
                         Square Management Corporation ("RSMC") serves as each
                         Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                         For all Funds:        Wilmington Trust Investment
                                               Management, LLC.

                         Large Cap Fund:       Armstrong Shaw Associates, Inc.,
                                               Montag & Caldwell, Inc., First
                                               Quadrant, L.P. and Parametric
                                               Portfolio Associates LLC ("PPA").

                         Mid Cap Fund:         Bennett Lawrence Management, LLC,
                                               Eubel Brady and Suttman Asset
                                               Management, Inc., Equity
                                               Investment Corporation and PPA.

                         Small Cap Fund:       Batterymarch Financial
                                               Management, Inc., Systematic
                                               Financial Management L.P. and
                                               PPA.

                         International Fund:   Goldman Sachs Asset Management,
                                               L.P. and Julius Baer Investment
                                               Management, LLC.

                         Real Estate Fund:     AEW Management and Advisors, L.P.
                                               and Real Estate Management
                                               Services Group, LLC.

Principal Risks          The Funds are subject to the risks summarized below and
                         further described under the heading "Additional Risk
                         Information" in this prospectus.

                         - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                         - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                         - A Fund's share price will fluctuate in response to changes in the market value of its investments.
                              Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                         - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                         - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                         - The International Fund is subject to foreign security risk because its investments in foreign
                              (i.e. non-U.S.) markets are subject to foreign security risk as well as the risk of losses caused by changes in foreign currency exchanges rates.

                         - Because the Real Estate Fund concentrates its investments in companies related to the real estate industry, the value of the Real Estate
                              Fund's shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.

                         - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile         -    Investors who want the value of their investment
                              to grow and who are willing to accept more
                              volatility for the possibility of higher returns.

PERFORMANCE INFORMATION


                        BALENTINE LARGE CAP EQUITY FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Large Cap Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R)118 500 Index and the Russell 1000 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR       RETURNS
-----------   -------
    2004       10.18%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       8.88%                 -2.08%
(December 31, 2004)   (September 30, 2004)


LARGE CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year    (July 1, 2003)
----------------------------------------------------   ------   ---------------
Return Before Taxes                                    10.18%        13.33%
Return After Taxes on Distributions(1)                  9.91%        13.12%
Return After Taxes on Distributions and Sale of
   Shares(1)                                            6.61%        11.26%
S&P 500(R) Index (reflects no deductions for
   fees, expenses or taxes)(2)                         10.88%        17.69%
Russell 1000 Index (reflects no deductions for fees,
   expenses or taxes)(3)                               11.40%        18.40%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P(R) 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.


(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                         BALENTINE MID CAP EQUITY FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Mid Cap Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P MidCap 400 Index and the Russell MidCap Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR       RETURNS
-----------   -------
    2004       17.30%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER         WORST QUARTER
-------------------   --------------------
       11.59%                -2.29%
(December 31, 2004)   (September 30, 2004)


MID CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                               Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004  1 Year    (July 1, 2003)
----------------------------------------------------  ------   ---------------
Return Before Taxes                                   17.30%        21.00%
Return After Taxes on Distributions(1)                17.20%        20.93%
Return After Taxes on Distributions and Sale of
   Shares(1)                                          11.24%        17.93%
S&P(R) MidCap 400 Index (reflects no deductions for
   fees, expenses or taxes)(2)                        16.48%        25.46%
Russell MidCap Index (reflects no deductions for
   fees, expenses or taxes)(3)                        20.20%        28.60%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P(R) MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P S&P(R) MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.


(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                        BALENTINE SMALL CAP EQUITY FUND



     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Small Cap Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R) Small Cap 600 Index and the Russell 2000 Index, which are broad measures of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE
    YEAR      RETURNS
-----------   -------
    2004       18.22%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       13.95%                -2.89%
(December 31, 2004)   (September 30, 2004)


SMALL CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                                                              Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                                 1 Year    (July 1, 2003)
----------------------------------------------------                                 ------   ---------------
Return Before Taxes                                                                  18.22%        26.09%
Return After Taxes on Distributions(1)                                               17.28%        25.42%
Return After Taxes on Distributions and Sale of Shares(1)                            11.84%        21.96%
S&P(R) Small Cap 600 Index (reflects no deductions for fees, expenses or taxes)(2)   22.64%        31.47%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)(3)           18.30%        29.80%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P(R) Small Cap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P(R) Small Cap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.

(3) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                      BALENTINE INTERNATIONAL EQUITY FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund's Institutional Shares by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE Index, which is a broad measure of market performance. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEARS      RETURNS
-----------   -------
   1995         7.30%
   1996         8.60%
   1997         3.43%
   1998        13.48%
   1999        41.72%
   2000       -15.60%
   2001       -26.91%
   2002       -18.10%
   2003        33.95%
   2004        22.10%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       30.08%                -19.24%
(December 31, 1999)   (September 30, 2002)


INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES



                                                                                                 Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                      1 Year   5 Years   June 29, 1998   10 Years(1)
----------------------------------------------------                      ------   -------   -------------   -----------
Return Before Taxes                                                       22.10%    -3.74%       2.55%         4.82%(2)
Return After Taxes on Distributions(3)                                    21.74%    -4.88%       1.15%          N/A
Return After Taxes on Distributions and Sale of Shares(3)                 14.36%    -3.67%       1.49%          N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)(4)   20.25%    -1.13%       3.38%         5.62%


----------
(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                      BALENTINE REAL ESTATE SECURITIES FUND


     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Real Estate Fund's Institutional Shares for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the NAREIT Equity Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE
    YEAR      RETURNS
-----------   -------
    2004       28.49%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       14.70%                -4.00%
(December 31, 2004)      (June 30, 2004)


REAL ESTATE SECURITIES FUND - INSTITUTIONAL SHARES



                                                                                       Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                          1 Year    (July 1, 2003)
----------------------------------------------------                          ------   ---------------
Return Before Taxes                                                           28.49%        28.28%
Return After Taxes on Distributions(1)                                        26.19%        26.49%
Return After Taxes on Distributions and Sale of Shares(1)                     19.16%        23.42%
NAREIT Equity Index (reflects no deductions for fees, expenses or taxes)(2)   31.56%        35.90%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged weighted index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Institutional Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                             Institutional Shares
----------------------------------------------------------                             --------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
Maximum deferred sales charge                                                                  None
Maximum sales charge imposed on reinvested dividends (and other distributions)                 None
Redemption fee(a)                                                                              1.00%
Exchange fee(a)                                                                                1.00%

(a) Institutional Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                [Expense Information to be updated by amendment]



                                                                                     International   Real Estate
INSTITUTIONAL SHARES              Large Cap Fund    Mid Cap Fund   Small Cap Fund        Fund            Fund
--------------------              --------------    ------------   --------------    -------------   -----------
Management fees                     0.66%            0.75%           0.91%               0.85%         0.64%
Distribution (12b-1) fees           None             None            None                None          None
Other expenses(1)                   0.49%            0.73%           0.64%               0.43%         0.73%
TOTAL ANNUAL OPERATING EXPENSES     1.15%            1.48%           1.55%               1.28%         1.37%
Waivers/Reimbursements             (0.15)%(2, 3)    (0.33)%(2, 3)   (0.30)%(2, 3)                     (0.05)%(3)
NET EXPENSES                        1.00%(2, 3)      1.15%(2, 3)     1.25%(2, 3)                       1.32%(3)


----------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure from a fund-of-funds structure (Large Cap, Mid Cap and Small Cap Funds) or from a master-feeder structure (International and Real Estate Funds) to a stand-alone investment structure that invests directly in portfolio securities.

(2) For Institutional Shares, RSMC has contractually agreed to reimburse each of the Large Cap Fund, the Mid Cap Fund and the Small Cap Fund for other expenses to the extent such other expenses exceed 1.00%, 1.15% and 1.25%, respectively. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.


(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets, these fees equaled _____%, _____%, _____%, and _____% for the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund and the Real Estate Fund, respectively, for the fiscal year ended June 30, 2005.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - a fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006, if applicable) were charged and remained the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]



INSTITUTIONAL SHARES          1 Year   3 Years   5 Years   10 Years
--------------------          ------   -------   -------   --------
Large Cap Fund                 $102      $349      $617     $1,383
Mid Cap Fund                   $117      $433      $775     $1,738
Small Cap Fund                 $127      $458      $814     $1,818
International Fund             $130      $406      $702     $1,545
Real Estate Securities Fund    $134      $424      $740     $1,637


     The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Institutional Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES


     The investment objective of each of the LARGE CAP FUND, the MID CAP FUND and the BALENTINE SMALL CAP FUND is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.



     The INTERNATIONAL FUND seeks superior long-term capital appreciation.(1) The REAL ESTATE SECURITIES FUND seeks long-term growth of capital and high current income. These investment objectives may not be changed without shareholder approval.


     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES


     The LARGE CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stock of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the S&P(R) 500 Index ("large cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares(R), SPDRs(R), VIPERS(R); and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.


     The MID CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P(R) Mid Cap 400 Index ("mid cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares(R), SPDRs(R), VIPERS(R); and

----------
(1) For purposes of this investment objective, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the International Fund's comparative index, MSCI EAFE Index. The MSCI EAFE Index is an unmanaged index comprised of the stock of approximately 1,000 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.


     The SMALL CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P(R) SmallCap 600 Index ("small cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares(R), SPDRs(R), VIPERS(R); and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

     Although each of the Large Cap Fund, Mid Cap Fund and Small Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.


     The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized outside of the United States or (2) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (3) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity related securities:


          -    Common stocks of foreign issuers;

          - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

          - Receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

          - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange).

     Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.


     The REAL ESTATE SECURITIES FUND, under normal market conditions, invests at least 80% of its assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.


     The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Fund will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities.

     ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of exchange traded funds or ("ETFs") whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

     RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Estate Fund, the real estate market), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

     The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE CAP FUND

     Armstrong Shaw Associates, Inc. ("ASA")

     ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

     Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

     In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

     Montag & Caldwell, Inc. ("M&C")


     The Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.


     If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

     First Quadrant, L.P. ("First Quadrant")


     First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P(R) 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P(R) 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P(R) 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the

Fund's exposure (relative to the S&P(R) 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.


     First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

     Parametric Portfolio Associates LLC ("PPA")

     PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

     PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

     The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.

STRATEGIES OF SUB-ADVISERS TO THE MID CAP FUND

     Bennett Lawrence Management, LLC ("BLM")

     BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.


     In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.


     Eubel Brady and Suttman Asset Management, Inc. ("EBS")

     EBS follows a domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.


     EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long-term growth prospects. At times, both core and anomaly holdings are held. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.


     Equity Investment Corporation ("EIC")

     EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

     Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

     Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

     Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

     After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

          -    The security reaches EIC's measure of full value.

          -    The position increases to more than 6% of the portfolio.

          - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

          - A major change occurs rendering historical data invalid for determining the true value of business ownership.

          - The firm's quality or financial strength falls below acceptable levels.

     Parametric Portfolio Associates LLC

     For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL CAP FUND

     Batterymarch Financial Management, Inc. ("BFM")

     Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors - cash flow, earnings growth, expectations, value, technical and corporate signals - using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

     Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs - opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

     Systematic Financial Management L.P. ("SFM")

     SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

     SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

     SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

     Parametric Portfolio Associates LLC

     For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND


     Goldman Sachs Asset Management, L.P. ("GSAM")

     GSAM's Structured International strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the Fund.

     Julius Baer Investment Management, LLC ("JBIM")

     JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well - diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

     JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

STRATEGIES OF SUB-ADVISERS TO THE REAL ESTATE FUND

     AEW Management and Advisors, L.P. ("AEW")

     Investment Philosophy. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

     Investment Process. When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

          - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

          - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

          - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

          - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

     In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.


     Real Estate Management Services Group, LLC ("REMS")


     Investment Philosophy. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

     Investment Selection Process. REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

     The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

     REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION


     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information

("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to our SAI.

- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.


- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.


- DEBT SECURITY RISKS. A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

- DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

- FOREIGN COMPANY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

- IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.


- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Estate Fund concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests.

     In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Estate Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

- SMALL/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

     With respect to the Real Estate Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS



     The financial highlight tables are intended to help you understand a Fund's financial performance for the past five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Institutional Share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights for the periods ended June 30, 2001, 2002, 2003, 2004 and 2005 have been audited by _____________, whose reports, along with each Fund's financial statements, are included in the Institutional Shares' Annual Reports, which are available free of charge upon request.



LARGE CAP FUND - INSTITUTIONAL SHARES



                                                           For the Fiscal    For the Period
                                                                Year        July 1, 2003(1)
                                                                Ended           through
                                                            June 30, 2005    June 30, 2004
                                                           --------------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD...................        $            $ 10.00
                                                                ---          -------

INVESTMENT OPERATIONS:
   Net investment income(2).............................                        0.05
   Net realized and unrealized gain on investments......                        1.27
                                                                ---          -------
   Total from investment operations.....................                        1.32
                                                                ---          -------

DISTRIBUTIONS:
    From net investment income..........................                       (0.05)
                                                                ---
NET ASSET VALUE - END OF PERIOD.........................        $            $ 11.27
                                                                ===          =======

TOTAL RETURN............................................           %           13.18%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations.....................           %            1.00%*
      Excluding expense limitations.....................           %            1.53%*
   Net investment income................................           %            0.56%*
Portfolio turnover rate(4)..............................           %              26%**(4)
Net assets at end of period (000 omitted)...............        $            $69,480


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.


(3) For the period July 1, 2003 to June 30, 2005, the Fund operated as a feeder fund in a fund-of-funds structure. During this period, the expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I - Large Cap Multi-Manager Series and Large Cap Quantitative Series (the "Series").



(4) Portfolio turnover reflects the Large Cap Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was __% and __%, respectively, for the period July 1, 2004 through June 30, 2005.



(5) Portfolio turnover reflects the Large Cap Fund's investment activity. The portfolio turnover for the Large Cap Multi-Manager Series and Large Cap Quantitative Series was __% and __%, respectively, for period July 1, 2004 through June 30, 2005.

MID CAP FUND - INSTITUTIONAL SHARES



                                                              For the       For the Period
                                                            Fiscal Year    July 1, 2003(1)
                                                               Ended           through
                                                           June 30, 2005    June 30, 2004
                                                           -------------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD...................       $            $ 10.00
                                                               ---          -------
INVESTMENT OPERATIONS:
      Net investment income (loss)(2)...................        --(3)         (0.01)
      Net realized and unrealized gain on investments...                       2.22
                                                               ---          -------
         Total from investment operations...............                       2.21
                                                               ---          -------

DISTRIBUTIONS:
      From net investment income........................        --(3)            --
      From net realized gain............................                         --
                                                               ---          -------
         Total distributions............................                         --
                                                               ---          -------
NET ASSET VALUE - END OF PERIOD.........................       $            $ 12.21
                                                               ===          =======

TOTAL RETURN............................................          %           22.10%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(4)
   Expenses:
      Including expense limitations.....................          %            1.15%*
      Excluding expense limitations.....................          %            1.89%*
      Net investment income.............................          %           (0.05)%*
Portfolio turnover rate.................................          %              17%**(5)
Net assets at end of period (000 omitted)...............       $            $41,637


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2)  The net investment loss was calculated using the average shares method.

(3)  Less than $0.01 per share.


(4) For the period July 1, 2003 to June 30, 2005 the Fund operated as a feeder fund in a fund-of-funds structure. During this period, the expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I - Mid Cap Multi-Manager Series and Mid Cap Quantitative Series (the "Series").



(5) Portfolio turnover reflects the Mid Cap Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was __% and __% respectively, for the period July 1, 2004 through June 30, 2005.



(6) Portfolio turnover reflects the Mid Cap Fund's investment activity. The portfolio turnover for the Mid Cap Multi-Manager Series and Mid Cap Quantitative Series was __% and __%, respectively, for the period ended A July 1, 2004 through June 30, 2005.

SMALL CAP FUND - INSTITUTIONAL SHARES



                                                              For the       For the Period
                                                            Fiscal Year     July 1, 2003(1)
                                                               Ended            through
                                                           June 30, 2005     June 30, 2004
                                                           -------------   ----------------
NET ASSET VALUE - BEGINNING OF PERIOD...................       $            $ 10.00
                                                               ---          -------
INVESTMENT OPERATIONS:
   Net investment income (loss)(2)......................                      (0.03)
      Net realized and unrealized gain on investments...                       2.83
                                                               ---          -------
      Total from investment operations..................                       2.80
                                                               ---          -------
DISTRIBUTIONS:
      From net realized gain............................                         --
                                                               ---          -------
NET ASSET VALUE - END OF PERIOD.........................                    $ 12.80
                                                               ===          =======

TOTAL RETURN............................................          %           28.00%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:
      Including expense limitations.....................          %            1.25%*
      Excluding expense limitations.....................          %            1.92%*
   Net investment income................................          %           (0.26)%*
Portfolio turnover rate.................................          %              20%**(4)
Net assets at end of period (000 omitted)...............       $            $55,776


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using the average shares outstanding method.

(3) For the period July 1, 2003 to December 31, 2004, the Fund operated as a feeder fund in a fund-of-funds structure. During this period, the expense and net investment income ratios include expenses allocated from the underlying funds, WT Investment Trust I - Small Cap Multi-Manager Series and Small Cap Quantitative Series (the "Series").


(4) Portfolio turnover reflects the Small Cap Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was ___% and __%, respectively, for the period July 1, 2004 through June 30, 2005.



(5) Portfolio turnover reflects the Small Cap Fund's investment activity. The portfolio turnover for the Small Cap Multi-Manager Series and Small Cap Quantitative Series was __% and __%, respectively, for the period July 1, 2004 through June 30, 2005.

INTERNATIONAL FUND - INSTITUTIONAL SHARES









                                                                         For the Fiscal
                                                                      Years Ended June 30,
                                                      ---------------------------------------------------
                                               2005     2004      2003        2002        2001     2000 +
                                               ----   --------   -------    -------    -------    -------
NET ASSET VALUE - BEGINNING OF PERIOD.......   $      $   5.75   $  6.29    $  7.43    $ 12.48    $ 10.03
                                               ---    --------   -------    -------    -------    -------
INVESTMENT OPERATIONS:
   Net investment income(1).................              0.08      0.07       0.01       0.05       0.08
   Net realized and unrealized gain (loss)
      on investments and foreign currency...              1.59     (0.61)     (1.07)     (3.19)      3.09
                                               ---    --------   -------    -------    -------    -------
      Total from investment operations......              1.67     (0.54)     (1.06)     (3.14)      3.17
                                               ---    --------   -------    -------    -------    -------
DISTRIBUTIONS:
   From net investment income...............             (0.03)       --      (0.02)     (0.06)     (0.06)
   From net realized gain...................                --        --      (0.06)     (1.85)     (0.66)
                                               ---    --------   -------    -------    -------    -------
      Total distributions...................             (0.03)       --      (0.08)     (1.91)     (0.72)
                                               ---    --------   -------    -------    -------    -------
NET ASSET VALUE - END OF PERIOD.............          $   7.39   $  5.75    $  6.29    $  7.43    $ 12.48
                                               ===    ========   =======    =======    =======    =======

TOTAL RETURN................................      %      29.12%    (8.59)%   (14.30)%   (27.55)%    31.52%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations.........      %       1.08%     1.36%      1.37%      1.07%      1.00%
      Excluding expense limitations.........      %       1.08%     1.38%      1.39%      1.29%      1.21%
   Net investment income....................      %       1.16%     1.28%      0.21%      0.55%      0.66%
Portfolio turnover rate.....................      %        129%      148%        91%        86%        78%
Net assets at end of period (000 omitted)...   $      $251,851   $95,420    $61,660    $76,511    $84,078


----------
*    Annualized

**   Not annualized.

(1) The net investment income per share was calculated using the average shares outstanding method.


(2) For the period November 1, 1999 to June 30, 2005, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - International Multi-Manager Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.


+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the International Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

REAL ESTATE FUND - INSTITUTIONAL SHARES



                                                                                  For the Period
                                                           For the Fiscal Year   July 1, 2003(1)
                                                                  Ended              through
                                                              June 30, 2005       June 30, 2004
                                                           -------------------   ---------------
NET ASSET VALUE - BEGINNING OF PERIOD...................           $               $ 10.00
                                                                   ---             -------
INVESTMENT OPERATIONS:
   Net investment income(2).............................                              0.38
      Net realized and unrealized gain on investments...                              1.55
                                                                   ---             -------
      Total from investment operations..................                              1.93
                                                                   ---             -------
DISTRIBUTIONS:
   From net investment income...........................                             (0.15)
   From net realized gains..............................                             (0.01)
                                                                   ---             -------
      Total distributions...............................                             (0.16)
                                                                   ---             -------
NET ASSET VALUE - END OF PERIOD.........................           $               $ 11.77
                                                                   ===             =======

TOTAL RETURN............................................              %              19.40%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(3)
   Expenses:

      Including expense limitations.....................              %               1.56%**
      Excluding expense limitations.....................              %               1.78%**
   Net investment income................................              %               3.36%**
Portfolio turnover rate.................................              %                 29%***
Net assets at end of period (000 omitted)...............           $               $40,621


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment income was calculated using the average shares outstanding method.


(3) For the period July 1, 2003 to June 30, 2005, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income ratios include expenses allocated from the master fund, WT Investment Trust I - Real Estate Series (the "Series"), and the portfolio turnover reflects the investment activity of the Series.

                             MANAGEMENT OF THE FUND

     The Board of Trustees of WT Mutual Fund (the "Trust"), the investment company of which the Funds are series, has oversight responsibility the management, activities and affairs of the Trust and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each Fund under RSMC's supervision, WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2005, RSMC had $[____ billion] in assets under management and WTIM had [$___ billion] in assets under management.



     For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees (after waivers), as a percentage of average daily net assets:



Large Cap Fund                ___%
Mid Cap Fund                  ___%
Small Cap Fund                ___%
International Fund            ___%
Real Estate Securities Fund   ___%



     RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.



     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC and the sub-advisory agreements with each Fund's sub-advisers is available in the Funds' Annual Report to shareholders.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS -- INVESTMENT ADVISER


     The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.


PORTFOLIO MANAGERS -- SUB-ADVISERS

     Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.





FOR ALL FUNDS



Wilmington Trust Investment Management, LLC



     ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, WTIM from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.



     DORSEY D. FARR is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).



     R. SAMUEL FRAUNDORF has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).



     GEORGE CHEN has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at WTIM from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.



     AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at WTIM from 2002-2004. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.



     Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in the Funds can be found in the Trust's SAI.


LARGE CAP FUND, MID CAP FUND AND SMALL CAP FUND


     Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large Cap Fund, Mid Cap Fund and Small Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately [$___ billion].

     THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE CAP FUND


     Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately $7.4 billion. JEFFREY SHAW is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.



     Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly - owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately [$_____ billion]. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.


     RONALD E. CANAKARIS, CIC, CFA, leads the investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.


     HELEN M. DONAHUE, CFA is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and fixed income portfolio manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.



     GROVER C. MAXWELL III, CFA is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a portfolio manager/investment counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.



     First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately [$_____ billion].


     CHRISTOPHER G. LUCK and R. MAX DARNELL are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of

Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

MID CAP FUND


     Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately [$____ billion].



     VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.



     W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.



     Eubel Brady and Suttman Asset Management, Inc. EBS is a registered investment adviser founded in 1993, and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of September 30, 2005, EBS had assets under management of approximately [$____ billion].



     MARK E. BRADY is the Director of Portfolio Management and Chief Executive Officer of EBS. Mr. Brady joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science degree in Business Administration from Miami University.



     RONALD LEE EUBEL is the Chief Investment Officer of EBS. Mr. Eubel joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science degree in Business Administration from Miami University.


     ROBERT J. SUTTMAN, II, CFA, has been the President and a principal of EBS since the firm's inception in 1993. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee.


     BERNARD J. HOLTGREIVE is a Vice President, Senior Security Analyst and a Portfolio Manager for EBS. Mr. Holtgreive joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science in Business Administration from the University of Dayton.



     WILLIAM E. HAZEL is the Senior Vice President of Institutional Consulting Services for EBS. Mr. Hazel joined EBS in 1997. He graduated from Capitol University with a major in Business.


     Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately [$___ million].


     JAMES F. BARKSDALE is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL CAP FUND


     Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately [$____ billion].






     ANTHONY C. SANTOSUS, CFA is a Portfolio Manager of BFM. Mr. Santosus joined BMF's US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.



     LISA A. BOZOYAN, CFA is a Portfolio Manager of BFM. Ms. Bozoyan joined BFM in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. Ms. Bozoyan was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.



     YU-NIEN (CHARLES) KO, CFA is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.



     EDWARD R. MILLER, CFA is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a quantitative analyst at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services and was an analyst at I/B/E/S. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.



     MICHAEL D. SOARES is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset

Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College.



     Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately [$___ billion].


     KEN BURGESS, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

INTERNATIONAL FUND


     Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc, is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibility. As of September 30, 2005, GSAM along with other units of IMD had assets under management of approximately [$____ billion]. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.


     ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

     LEN IOFFE, CFA, is a Vice President and Senior Portfolio Manager. Mr. Ioffe joined GSAM in 1995 and became a portfolio manager in 1996. He received an M.S. in Computer Science from St. Petersburg Polytechnical University in Russia and a M.B.A. from the New York University's Stern School of Business.


     Julius Baer Investment Management, LLC JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2005, JBIM had assets under management of approximately [$____ billion]. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.


     RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

     RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

REAL ESTATE FUND


     AEW Management and Advisors, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $10.1 billion of client capital as of March 31, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages more than [$____ billion] in assets for institutions and individuals as of September 30, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Fund.


     That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.


     Real Estate Management Services Group, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2005, the REMS Group had approximately [$___ million] in assets under management.


     EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

     JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.


Asset                                                                                      Shareholder
Management                                                                                 Services

             INVESTMENT ADVISER                                                                         TRANSFER AGENT

       Rodney Square Management Corp.                                                                     PFPC Inc.
          1100 North Market Street                                                                      760 Moore Road
            Wilmington, DE 19890                                                                  King of Prussia, PA 19406

  Manages the investment activities of the                                                  Handles certain shareholder services,
                   Funds.                                                                        including record keeping and
                                                                                             statements, payment of distributions
                                                                                           and processing of buy and sell requests.





                                                           WT MUTUAL FUND

                                                   BALENTINE LARGE CAP EQUITY FUND

                                                    BALENTINE MID CAP EQUITY FUND

                                                   BALENTINE SMALL CAP EQUITY FUND

                                                 BALENTINE INTERNATIONAL EQUITY FUND

                                                BALENTINE REAL ESTATE SECURITIES FUND

Fund                                                                                       Asset
Operations                                                                                 Safe Keeping

              ADMINISTRATOR AND                                                                           CUSTODIAN
              ACCOUNTING AGENT

                  PFPC Inc.                                                                        Wilmington Trust Company
            301 Bellevue Parkway                                                                   1100 North Market Street
            Wilmington, DE 19809                                                                     Wilmington, DE 19890

                                                                                                      PFPC Trust Company
                                                                                                     8800 Tinicum Boulevard
                                                                                                          Suite 200
                                                                                                    Philadelphia, PA 19153

Provides facilities, equipment and personnel                                                Holds each Fund's assets, settles all
to carry out administrative services related                                                portfolio trades and collects most of
 to each Fund and calculates each Fund's NAV                                                   the valuation data required for
             and distributions.                                                             calculating each Fund's NAV per share.


                                                Distribution

                                                             DISTRIBUTOR

                                                Professional Funds Distributor, LLC.
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                   Distributes the Funds' shares.


                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES


     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.


     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:


          Regular mail:          Overnight mail:
          [Balentine Funds]      [Balentine Funds]
          c/o PFPC Inc.          c/o PFPC Inc.
          P.O. Box 9828          101 Sabin Street
          Providence, RI 02940   Pawtucket, RI 02860-1427


     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.


     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:


          Regular mail:          Overnight mail:
          [Balentine Funds]      [Balentine Funds]
          c/o PFPC Inc.          c/o PFPC Inc.
          P.O. Box 9828          101 Sabin Street
          Providence, RI 02940   Pawtucket, RI 02860-1427


     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

     If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Short-Term Income Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio


     Balentine Large Cap Equity Fund

     Balentine Mid Cap Equity Fund



     Balentine Small Cap Equity Fund



     Balentine Real Estate Securities Fund



     Balentine International Equity Fund


     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Large Cap Growth Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of a Fund, except for the International Fund are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

     Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES

     The Large Cap, Mid Cap, and Small Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Estate Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time


     The Fund does not currently have an Internet web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

   The investment company registration number for WT Mutual Fund is 811-08648.

                        BALENTINE LARGE CAP EQUITY FUND*
                         BALENTINE MID CAP EQUITY FUND**
                       BALENTINE SMALL CAP EQUITY FUND***
                      BALENTINE INTERNATIONAL EQUITY FUND+
                     BALENTINE REAL ESTATE SECURITIES FUND++


                                OF WT MUTUAL FUND
                                 INVESTOR SHARES


                       PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)


     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission ("SEC") determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



*    Formerly, Wilmington Large Cap Strategic Allocation Fund



**   Formerly, Wilmington Mid Cap Strategic Allocation Fund



***  Formerly, Wilmington Small Cap Strategic Allocation Fund



+    Formerly, Wilmington International Strategic Allocation Fund



++   Formerly, Wilmington Real Estate Strategic Allocation Fund

TABLE OF CONTENTS


                                   FUND DESCRIPTIONS
A look at the goals, strategies,      Summary..............................    3
risks, expenses and financial         Performance Information..............    6
history of each Fund.                 Fees and Expenses....................   16
                                      Expense Example......................   17

                                   ADDITIONAL INVESTMENT INFORMATION
                                      Investment Objectives................   18
                                      Primary Investment Strategies........   18
                                      Additional Risk Information..........   27

                                   MANAGEMENT OF THE FUND
Details about the service             Investment Adviser...................   30
providers.                            Portfolio Management.................   30
                                      Service Providers....................   35

                                   SHAREHOLDER INFORMATION
Policies and instructions for         Pricing of Shares....................   36
opening, maintaining and closing      Purchase of Shares...................   36
an account in any of the Funds.       Redemption of Shares.................   37
                                      Exchange of Shares...................   40
                                      Distributions........................   40
                                      Taxes................................   41

Details on the Funds' Rule         DISTRIBUTION ARRANGEMENTS
12b-1 distribution plan and           Rule 12b-1 Fees......................   42
share classes.                        Share Classes........................   42

                                   GLOSSARY................................   43

                                   FOR MORE INFORMATION....................   44


 For information about key terms and concepts, please refer to the "GLOSSARY."

                         BALENTINE LARGE CAP EQUITY FUND
                          BALENTINE MID CAP EQUITY FUND
                         BALENTINE SMALL CAP EQUITY FUND
                       BALENTINE INTERNATIONAL EQUITY FUND
                      BALENTINE REAL ESTATE SECURITIES FUND


                                FUND DESCRIPTIONS

SUMMARY


Investment Objectives    The investment objective of each of BALENTINE LARGE CAP
                         EQUITY FUND, BALENTINE MID CAP EQUITY FUND and
                         BALENTINE SMALL CAP EQUITY FUND is to achieve long-term
                         capital appreciation.

                         The investment objective of BALENTINE INTERNATIONAL
                         EQUITY FUND is to achieve superior long-term capital appreciation.

                         The investment objective of BALENTINE REAL ESTATE
                         SECURITIES FUND is to achieve long-term growth of capital and high current income through investments in companies in the real estate industry.

Investment Focus         Equity or equity-related securities

Share Price Volatility   High

Principal Investment     BALENTINE LARGE CAP EQUITY FUND (the "Large Cap Fund")
Strategies               invests at least 80% of its assets in a diversified
                         portfolio of U.S. equity (or equity related) securities
                         of large cap corporations.

                         BALENTINE MID CAP EQUITY FUND (the "Mid Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid cap corporations.

                         The BALENTINE SMALL CAP EQUITY FUND (the "Small Cap
                         Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

                         The BALENTINE INTERNATIONAL EQUITY FUND (the
                         "International Fund") invests at least 85% of its assets in a diversified portfolio of equity (or equity related) securities of foreign issuers.

                         The BALENTINE REAL ESTATE SECURITIES FUND (the "Real
                         Estate Fund"), under normal market conditions invests at least 80% of its net assets in securities of real estate and real estate-related companies. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) which own property, and mortgage REITs, which make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

                         Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds. Rodney Square Management
                         Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                         For all Funds:        Wilmington Trust Investment
                                               Management, LLC.

                         Large Cap Fund:       Armstrong Shaw Associates, Inc.,
                                               Montag & Caldwell, Inc., First
                                               Quadrant, L.P. and Parametric
                                               Portfolio Associates LLC ("PPA").

                         Mid Cap Fund:         Bennett Lawrence Management, LLC,
                                               Eubel Brady and Suttman Asset
                                               Management, Inc., Equity
                                               Investment Corporation and PPA.

                         Small Cap Fund:       Batterymarch Financial
                                               Management, Inc., Systematic
                                               Financial Management L.P. and
                                               PPA.

                         International Fund:   Goldman Sachs Asset Management,
                                               L.P. and Julius Baer Investment
                                               Management, LLC.

                         Real Estate Fund:     AEW Management and Advisors, L.P.
                                               and Real Estate Management
                                               Services Group, LLC.

Principal Risks          The Funds are subject to the risks summarized below and
                         further described under the heading "Additional Risk
                         Information" in this prospectus.

                         - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                         - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                         - A Fund's share price will fluctuate in response to changes in the market value of its investments.
                              Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                         - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                         - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                         - The International Fund is subject to foreign security risk because its investments in foreign
                              (i.e. non-U.S.) markets are subject to foreign security risk as well as the risk of losses caused by changes in foreign currency exchanges rates.

                         - Because the Real Estate Fund concentrates its investments in companies related to the real estate industry, the value of the Real Estate
                              Fund's shares may fluctuate more frequently than the value of shares of a fund that invests in a broader range of securities.

                         - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile         -    Investors who want the value of their investment
                              to grow and who are willing to accept more
                              volatility for the possibility of higher returns.

PERFORMANCE INFORMATION


                        BALENTINE LARGE CAP EQUITY FUND



     As of the date of this prospectus, the Investor Shares of the Large Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R) 500 Index and the Russell 1000 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.75% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR   RETURNS
----------------   -------
      2004          10.18%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       8.88%                 -2.08%
(December 31, 2004)   (September 30, 2004)


LARGE CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year    (July 1, 2003)
----------------------------------------------------   ------   ---------------
Return Before Taxes                                    10.18%        13.33%
Return After Taxes on Distributions(1)                  9.91%        13.12%
Return After Taxes on Distributions and Sale of
   Shares(1)                                            6.61%        11.26%
S&P(R) 500 Index (reflects no deductions for fees,
   expenses or taxes)(2)                               10.88%        17.69%
Russell 1000 Index (reflects no deductions for fees,
   expenses or taxes)(3)                               11.40%        18.40%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P(R) 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.


(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                         BALENTINE MID CAP EQUITY FUND



     As of the date of this prospectus, the Investor Shares of the Mid Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R) Mid Cap 400 Index and the Russell Mid Cap Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.75% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR   RETURNS
----------------   -------
      2004          17.30%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       11.59%                -2.29%
(December 31, 2004)   (September 30, 2004)


MID CAP FUND - INSTITUTIONAL SHARES



                                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year    (July 1, 2003)
----------------------------------------------------   ------   ---------------
Return Before Taxes                                    17.30%        21.00%
Return After Taxes on Distributions(1)                 17.20%        20.93%
Return After Taxes on Distributions and Sale of
   Shares(1)                                           11.24%        17.93%
S&P(R) MidCap 400 Index (reflects no deductions for
   fees, expenses or taxes)(2)                         16.48%        25.46%
Russell MidCap Index (reflects no deductions for
   fees, expenses or taxes)(3)                         20.20%        28.60%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P(R) MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P(R) MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.


(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                        BALENTINE SMALL CAP EQUITY FUND



     As of the date of this prospectus, the Investor Shares of the Small Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R) Small Cap 600 Index and the Russell 2000 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.75% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR   RETURNS
----------------   -------
      2004          18.22%


      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ______%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       13.95%                -2.89%
(December 31, 2004)   (September 30, 2004)


SMALL CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year    (July 1, 2003)
----------------------------------------------------   ------   ---------------
Return Before Taxes                                    18.22%        26.09%
Return After Taxes on Distributions(1)                 17.28%        25.42%
Return After Taxes on Distributions and Sale of
   Shares(1)                                           11.84%        21.96%
S&P(R) Small Cap 600 Index (reflects no deductions
   for fees, expenses or taxes)(2)                     22.64%        31.47%
Russell 2000 Index (reflects no deductions for fees,
   expenses or taxes)(3)                               18.30%        29.80%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P(R) Small Cap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P(R) Small Cap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.


(3) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                      BALENTINE INTERNATIONAL EQUITY FUND



     As of the date of this prospectus, the Investor Shares of the International Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the International Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the average annual total returns for one year, five years and ten years, before and after taxes, compare with those of the MSCI EAFE Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. This performance includes the performance of the Fund's predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Fund (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return of the Fund would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


               ANNUAL TOTAL RETURNS FOR THE PAST 10 CALENDAR YEARS

                               (PERFORMANCE GRAPH)

PERFORMANCE YEARS   RETURNS
-----------------   -------
       1995           7.30%
       1996           8.60%
       1997           3.43%
       1998          13.48%
       1999          41.72%
       2000         -15.60%
       2001         -26.91%
       2002         -18.10%
       2003          33.95%
       2004          22.10%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       30.08%                -19.24%
(December 31, 1999)   (September 30, 2002)

INTERNATIONAL EQUITY FUND - INSTITUTIONAL SHARES



                                                                                       Since
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004            1 Year   5 Years   June 29, 1998   10 Years(1)
----------------------------------------------------            ------   -------   -------------   -----------
Return Before Taxes                                             22.10%    -3.74%       2.55%         4.82%(2)
Return After Taxes on Distributions(3)                          21.74%    -4.88%       1.15%          N/A
Return After Taxes on Distributions and Sale of Shares(3)       14.36%    -3.67%       1.49%          N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or
   taxes)(4)                                                    20.25%    -1.13%       3.38%         5.62%


----------
(1) For periods prior to June 29, 1998, the Fund's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund was treated differently than the Fund for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

(2) This performance information reflects the performance of the Fund and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4) The MSCI EAFE Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                      BALENTINE REAL ESTATE SECURITIES FUND



     As of the date of this prospectus, the Investor Shares of the Real Estate Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the NAREIT Equity Index, which is a broad measure of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Investor Shares are subject to a distribution fee equal to 0.25% of the average daily net assets of the Investor Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE YEAR   RETURNS
----------------   -------
2004                28.49%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: _____%


    BEST QUARTER       WORST QUARTER
-------------------   ---------------
       14.70%             -4.00%
(December 31, 2004)   (June 30, 2004)


REAL ESTATE SECURITIES FUND - INSTITUTIONAL SHARES



                                                                                       Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                          1 Year    (July 1, 2003)
----------------------------------------------------                          ------   ---------------
Return Before Taxes                                                            28.49%       28.28%
Return After Taxes on Distributions(1)                                         26.19%       26.49%
Return After Taxes on Distributions and Sale of Shares(1)                      19.16%       23.42%
NAREIT Equity Index (reflects no deductions for fees, expenses or taxes)(2)    31.56%       35.90%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") Equity Index is an unmanaged weighted index of "equity REITS" that tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Markets System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.


(3)  assets invested in the equity ownership of real estate.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Investor Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Investor Shares
----------------------------------------------------------   ---------------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                  None
Maximum deferred sales charge                                     None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                      None
Redemption fee(a)                                                 1.00%
Exchange fee(a)                                                   1.00%

(a) Investor Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                [Expense Information to be updated by amendment]



                                                                                    International    Real Estate
INVESTOR SHARES                   Large Cap Fund    Mid Cap Fund   Small Cap Fund        Fund           Fund
---------------                   --------------   -------------   --------------   -------------   ------------
Management fees                     0.66%           0.75%            0.91%              0.85%         0.64%
Distribution (12b-1) fees           0.75%           0.75%            0.75%              0.25%         0.25%
Other expenses(1)                   0.49%           0.73%            0.64%              0.43%         0.73%
TOTAL ANNUAL OPERATING EXPENSES     1.90%           2.23%            2.30%              1.53%         1.62%
Waivers/Reimbursements             (0.15)%(2, 3)   (0.33)%(2, 3)    (0.30)%(2, 3)                    (0.05)%(3)
NET EXPENSES                        1.75%(2, 3)     1.90%(2, 3)      2.00%(2, 3)                       1.57%(3)


----------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure from a fund-of-funds structure (Large Cap, Mid Cap and Small Cap Funds) or from a master-feeder structure (International and Real Estate Funds) to a stand-alone investment structure that invests directly in portfolio securities.

(2) For Investor Shares, RSMC has contractually agreed to reimburse each of the Large Cap Fund, the Mid Cap Fund and the Small Cap Fund for other expenses to the extent such other expenses exceed 1.75%, 1.90% and 2.00%, respectively. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.


(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets, these fees equaled ____%, ____%, ____%, and ____% for the Large Cap Fund, the Mid Cap Fund, the Small Cap Fund and the Real Estate Fund, respectively, for the fiscal year ended June 30, 2005.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - a fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006, if applicable) were charged and remained the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]



INVESTOR SHARES               1 Year   3 Years   5 Years   10 Years
---------------               ------   -------   -------   --------
Large Cap Fund                 $178      $581     $1,012    $2,209
Mid Cap Fund                   $193      $664     $1,163    $2,537
Small Cap Fund                 $203      $688     $1,201    $2,611
International Fund             $156      $483     $  834    $1,824
Real Estate Securities Fund    $160      $501     $  872    $1,913


     The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Investor Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES


     The investment objective of each of the LARGE CAP FUND, the MID CAP FUND and the SMALL CAP FUND is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.



     The INTERNATIONAL FUND seeks superior long-term capital appreciation.1 The REAL ESTATE SECURITIES FUND seeks long-term growth of capital and high current income. These investment objectives may not be changed without shareholder approval.


     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES


     The LARGE CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stock of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the S&P(R) 500 Index ("large cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.


     The MID CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P(R) MidCap 400 Index ("mid cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.

----------
(1) For purposes of this investment objective, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the International Fund's comparative index, MSCI EAFE Index. The MSCI EAFE Index is an unmanaged index comprised of the stock of approximately 1,000 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

     The SMALL CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P(R) Small Cap 600 Index ("small cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

     Although each of the Large Cap Fund, Mid Cap Fund and Small Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.


     The INTERNATIONAL FUND invests in a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized outside of the United States or (2) derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed outside of the United States or (3) has at least 50% of its assets situated outside of the United States. Under normal market conditions, the International Fund invests at least 85% of its assets in the following equity or equity related securities:


          -    Common stocks of foreign issuers;

          - Preferred stocks and/or debt securities that are convertible into securities of foreign issuers;

          - Receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

          - Open-end or closed-end investment companies that primarily invest in the equity securities of issuers in a single country or geographic region directly, including exchange-traded funds ("ETFs") (registered investment companies whose shares are publicly traded on an exchange).

     Although the International Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Fund may purchase or sell foreign exchange and depository receipts. In addition, the Fund may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.


     The REAL ESTATE SECURITIES FUND, under normal market conditions, invests at least 80% of its assets in securities of domestic and foreign companies that are primarily engaged in the real estate industry (real estate companies). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits is derived from (i) development, ownership, leasing, financing, construction, management or sale of real estate or (ii) products and services that are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest in real estate companies, such as equity real estate investment trusts (REITs) that own property and mortgage REITs that make construction and development loans or invest in mortgage pools, or companies whose products and services relate to the real estate industry.

     The Fund may invest its assets in equity, debt or convertible securities of companies whose products and services are related to the real estate industry or in securities whose products and services are related to the real estate industry or in securities of companies unrelated to the real estate industry that a sub-adviser believes are undervalued or have potential for growth of capital. The Fund will limit its investment in debt securities to those that are investment-grade or deemed by the sub-adviser to be of comparable quality. The Fund may invest up to 25% of its assets in foreign securities.

     ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of exchange traded funds or ("ETFs") whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

     RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets (and with respect to the Real Estate Fund, the real estate market), the outlook and projected growth of various industrial sectors, and information relating to business cycles.

     The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE CAP FUND

     Armstrong Shaw Associates, Inc. ("ASA")

     ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

     Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

     In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

     Montag & Caldwell, Inc. ("M&C")


     The Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.


     If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

     First Quadrant, L.P. ("First Quadrant")


     First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P(R) 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P(R) 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P(R) 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P(R)245 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.


     First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

     Parametric Portfolio Associates LLC ("PPA")

     PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

     PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

     The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.


STRATEGIES OF SUB-ADVISERS TO THE MID CAP FUND

     Bennett Lawrence Management, LLC ("BLM")

     BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.


     In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.


     Eubel Brady and Suttman Asset Management, Inc. ("EBS")

     EBS follows a domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.


     EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long-term growth prospects. At times, both core and anomaly holdings are held. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.


     Equity Investment Corporation ("EIC")

     EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

     Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

     Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

     Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

     After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

          -    The security reaches EIC's measure of full value.

          -    The position increases to more than 6% of the portfolio.

          - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

          - A major change occurs rendering historical data invalid for determining the true value of business ownership.

          - The firm's quality or financial strength falls below acceptable levels.

     Parametric Portfolio Associates LLC

     For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL CAP FUND

     Batterymarch Financial Management, Inc. ("BFM")

     Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors - cash flow, earnings growth, expectations, value, technical and corporate signals - using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

     Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs - opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

     Systematic Financial Management L.P. ("SFM")

     SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

     SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

     SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

     Parametric Portfolio Associates LLC

     For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE INTERNATIONAL FUND


     Goldman Sachs Asset Management, L.P. ("GSAM")

     GSAM's Structured International strategy seeks to achieve consistent relative outperformance. GSAM's investment team seeks to create portfolios with style, sector, risk and capitalization characteristics similar to the Fund's benchmark but positioned to outperform through superior underlying stock selection. Under normal circumstances, GSAM expects to invest in approximately 250-400 securities on behalf of the Fund.

     Julius Baer Investment Management, LLC ("JBIM")

     JBIM employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt JBIM's allocation of the Fund toward either growth or value sectors based upon an assessment of where real value resides in the market provides JBIM with one means of potentially generating out-performance. JBIM believes in well - diversified, international equity portfolios, typically investing in between 250 and 450 individual companies.

     JBIM utilizes different investment tactics for different markets. Within the developed market sector, individual company factors (bottom-up factors) dominate. In the emerging markets, macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIM employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIM will invest in large, mid sized and smaller companies, but prefers the larger, more liquid issues unless the smaller companies offer a significant advantage in expected future return.

STRATEGIES OF SUB-ADVISERS TO THE REAL ESTATE FUND

     AEW Management and Advisors, L.P. ("AEW")

     Investment Philosophy. AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities, AEW draws upon the combined expertise of its real estate, research and securities professionals.

     Investment Process. When selecting investments, AEW generally considers the following factors that it believes to be helpful in identifying those real estate companies whose securities represent the greatest value and price appreciation potential:

          - Valuation: AEW has developed a proprietary model to assess the relative value of each security in the real estate investment universe. This model is designed to estimate what a real estate company's anticipated cash flows are worth to a security investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the real estate investment universe.

          - Price: AEW examines the historic pricing of each real estate company in the universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the investment universe, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.

          - Income: AEW further evaluates real estate companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

          - Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the near term. These catalysts can be macroeconomic, market-driven or company-specific in nature.

     In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead AEW to overweight or underweight particular property types and/or geographic regions from time to time.


     Real Estate Management Services Group, LLC ("REMS")


     Investment Philosophy. REMS utilizes a value, yield-advantage style to identify securities whose underlying real estate is perceived to sell at a discount to its public market pricing. This style is designed to construct a portfolio of undervalued securities that aims to produce superior total returns versus the benchmark for REMS' clients over time. Investments generally are in smaller-capitalization issues with a portfolio composition that is distinct from the REIT indices. REMS' managers rely heavily on fundamental research combined with extensive direct real estate experience.

     Investment Selection Process. REMS applies a proprietary REIT Multi Factor Model to screen from the universe of REIT stocks to arrive at a selection list containing value attributes deemed capable of delivering superior returns. The firm's managers also continuously review its direct real estate model, which suggests valuations based on cash flow yield and capital structure, to identify candidates for investment.

     The investment team meets weekly, and each member is responsible for thorough fundamental analysis of existing portfolio holdings and ideas for new investment. When new candidates are identified, REMS undertakes research that includes management interview, property visits, and conversations with analysts and contacts who know the company. The firm utilizes its direct real estate experience to make qualitative evaluations of public real estate companies. Sell decisions are based on a methodology that seeks to identify over-valuation of a security versus its real estate value and future prospects.

     REMS' management is aware of the distribution of portfolio investment by both property type and geographic region. The investment selection process is bottom-up, however, and is driven by attractive investment opportunities and not specific allocation targets versus an index.

ADDITIONAL RISK INFORMATION


     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to our SAI.

- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.


- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.


- DEBT SECURITY RISKS. A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

- DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

- FOREIGN COMPANY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

- IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


- MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- RISKS OF SECURITIES LINKED TO THE REAL ESTATE INDUSTRY: The Real Estate Fund concentrates its investments in the real estate industry. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of a real estate company's shares may drop because of the failure of the real estate company borrowers to pay their loans and poor management. Many real estate companies, including REITs, use leverage, which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to a real estate company's leveraging may affect its ability to operate effectively. Risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. In addition, an economic downturn could have a material adverse effect on the real estate markets and on the real estate companies in which the Fund invests.

     In addition, REITs are not diversified by industry, and, therefore, their value may fluctuate more widely, and they may be subject to greater risks, than if they invested more broadly. Since REITs have expenses of their own, the Real Estate Fund will bear a proportionate share of the expenses in addition to those expenses of the Fund.

- SMALL/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

     With respect to the Real Estate Fund, real estate companies tend to be small to medium sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger, more established companies. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the shares' price than is the case with larger company shares.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND


     The Board of Trustees of the Funds has oversight responsibility the management, activities and affairs of the Trust and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments. For each Fund under RSMC's supervision, WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2005, RSMC had ___ billion assets under management and WTIM had [$___ billion] in assets under management.



     For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees (after waivers), as a percentage of average daily net assets:



Large Cap Fund                _____%
Mid Cap Fund                  _____%
Small Cap Fund                _____%
International Fund            _____%
Real Estate Securities Fund   _____%



     RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.



     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of the month.



     A discussion regarding the basis of the Board of Trustees approving the investment advisory agreement with RSMC and the sub-advisory agreements with each Fund's sub-advisers is available in the Fund's Annual Report to shareholders.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS -- INVESTMENT ADVISER


     The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.


PORTFOLIO MANAGERS -- SUB-ADVISERS

     Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

FOR ALL FUNDS



Wilmington Trust Investment Management, LLC



     ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, WTIM from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.



     DORSEY D. FARR is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).



     R. SAMUEL FRAUNDORF has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).


     GEORGE CHEN has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at WTIM from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.



     AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at WTIM from 2002-2004. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.



     Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership in the Funds can be found in the Trust's SAI.


LARGE CAP FUND, MID CAP FUND AND SMALL CAP FUND


     Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large Cap Fund, Mid Cap Fund and Small Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately [$___ billion].


     THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE CAP FUND

     Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately [$___ billion]. JEFFREY SHAW is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.



     Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly - owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately [$___ billion]. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.


     RONALD E. CANAKARIS, CIC, CFA, leads the investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.


     HELEN M. DONAHUE, CFA is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and fixed income portfolio manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.



     GROVER C. MAXWELL III, CFA is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a portfolio manager/investment counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.



     First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately [$ ____ billion].


     CHRISTOPHER G. LUCK and R. MAX DARNELL are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

MID CAP FUND

     Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately [$_____ billion].



     VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.



     W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.



     Eubel Brady and Suttman Asset Management, Inc. EBS is a registered investment adviser founded in 1993, and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of September 30, 2005, EBS had assets under management of approximately [$____ billion].



     MARK E. BRADY is the Director of Portfolio Management and Chief Executive Officer of EBS. Mr. Brady joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science degree in Business Administration from Miami University.



     RONALD LEE EUBEL is the Chief Investment Officer of EBS. Mr. Eubel joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science degree in Business Administration from Miami University.


     ROBERT J. SUTTMAN, II, CFA, has been the President and a principal of EBS since the firm's inception in 1993. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee.


     BERNARD J. HOLTGREIVE is a Vice President, Senior Security Analyst and a Portfolio Manager for EBS. Mr. Holtgreive joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science in Business Administration from the University of Dayton.



     WILLIAM E. HAZEL is the Senior Vice President of Institutional Consulting Services for EBS. Mr. Hazel joined EBS in 1997. He graduated from Capitol University with a major in Business.



     Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately [$___ million].


     JAMES F. BARKSDALE is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL CAP FUND


     Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately [$____ billion].






     ANTHONY C. SANTOSUS, CFA is a Portfolio Manager of BFM. Mr. Santosus joined BMF's US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.



     LISA A. BOZOYAN, CFA is a Portfolio Manager of BFM. Ms. Bozoyan joined BFM in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. Ms. Bozoyan was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.



     YU-NIEN (CHARLES) KO, CFA is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.



     EDWARD R. MILLER, CFA is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a quantitative analyst at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services and was an analyst at I/B/E/S. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.



     MICHAEL D. SOARES is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College.


     Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666.

SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately [$____ billion].


     KEN BURGESS, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

INTERNATIONAL FUND


     Goldman Sachs Asset Management, L.P. GSAM, a wholly-owned subsidiary of The Goldman Sachs Group, Inc, is located at 32 Old Slip, New York, New York 10005. GSAM is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. (Goldman Sachs). Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of Goldman Sachs, served as the Sub-Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs' sub-advisory responsibility. As of September 30, 2005, GSAM along with other units of IMD had assets under management of approximately [$____ billion]. GSAM's Quantitative Equity Team is led by Robert Jones. Mr. Jones' team is divided into four areas: research, portfolio management, product management and information technology. There are eight dedicated portfolio managers working with Mr. Jones; in managing various portfolios, the Quantitative Equity Team employs several different investment strategies, one of which is the Structured International strategy, overseen by Mr. Ioffe.


     ROBERT JONES, CFA, is a Managing Director of GSAM's Quantitative Equity Group in New York and Senior Portfolio Manager. Mr. Jones joined GSAM as a portfolio manager in 1989. He received a B.A. from Brown University in 1978 and a M.B.A. from the University of Michigan in 1980.

     LEN IOFFE, CFA, is a Vice President and Senior Portfolio Manager. Mr. Ioffe joined GSAM in 1995 and became a portfolio manager in 1996. He received an M.S. in Computer Science from St. Petersburg Polytechnical University in Russia and a M.B.A. from the New York University's Stern School of Business.


     Julius Baer Investment Management, LLC JBIM, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of September 30, 2005, JBIM had assets under management of approximately [$____ billion]. Richard C. Pell and Rudolph Riad Younes are members of JBIM's portfolio management team that are responsible for the management of the International Fund.


     RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIM. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIM. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an M.B.A. in Management from Yale University and an M.S. in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English and French and has a working knowledge of German.

     RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIM. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a B.A. in History from the University of California, Berkeley, and an M.B.A. in Finance from New York University.

REAL ESTATE FUND


     AEW Management and Advisors, L.P. AEW, an affiliate of AEW Capital Management, L.P., is a registered investment adviser. Together with its affiliates, AEW managed approximately $10.1 billion of client capital as of March 31, 2005. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, through subsidiaries and affiliates in the U.S., Europe and Asia, manages more than [$____ billion] in assets for institutions and individuals as of September 30, 2005. AEW is located at Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210, is a registered investment adviser. A team of professionals at AEW, working with RSMC, is primarily responsible for overseeing the day-to-day operations of the Fund.


     That team is led by MATTHEW A. TROXELL, who serves as Portfolio Manager for the Fund. Mr. Troxell joined AEW in 1994 as a Vice President and became a Principal of the firm in 1997. Mr. Troxell has over 20 years of securities and portfolio management experience. Prior to joining AEW, he was a Vice President and Assistant to the President of Landmark Land Company and a Securities Analyst at A.G. Becker Paribas. Mr. Troxell is a Chartered Financial Analyst.


     Real Estate Management Services Group, LLC. REMS, located at 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, was organized in May 2002. Prior to its formation as an independent adviser REMS operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the REMS. REMS is a registered investment adviser specializing in REIT portfolio management. As of September 30, 2005, the REMS Group had approximately [$____ million] in assets under management.


     EDWARD W. TURVILLE, CFA is the Managing Director of REMS and has been with REMS since 2000. From 1992 to 2000, Mr. Turville was a Senior Vice President and shareholder of Dalton, Greiner, Hartman, Maher & Co. and managed real estate and REIT investments for the firm. He has conducted research related to publicly traded real estate securities since 1970, served as a director of a publicly traded real estate firm and provided consulting services to private real estate partnerships.

     JOHN E. WEBSTER, II, as Director of REIT Research, is responsible for real estate research and valuation analysis for real estate securities investments at REMS. Mr. Webster has been with REMS since 2000. Mr. Webster was an analyst for The Parthenon Group, Inc., from 1995 to the 2000. From 1988 to 1994, he was a loan officer and asset manager in the real estate group for the Bank of Nova Scotia, where he was responsible for an institutional portfolio of office, retail, hotel, and condominium assets. Mr. Webster also has direct real estate experience in both industrial and office development and leasing.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.


Asset                                                                                       Shareholder
Management                                                                                  Services

             INVESTMENT ADVISER                                                                          TRANSFER AGENT

       Rodney Square Management Corp.                                                                      PFPC Inc.
          1100 North Market Street                                                                       760 Moore Road
            Wilmington, DE 19890                                                                   King of Prussia, PA 19406

  Manages the investment activities of the                                                   Handles certain shareholder services,
                   Funds.                                                                         including record keeping and
                                                                                              statements, payment of distributions
                                                                                            and processing of buy and sell requests.

                                                           WT MUTUAL FUND

                                                   BALENTINE LARGE CAP EQUITY FUND

                                                    BALENTINE MID CAP EQUITY FUND

                                                   BALENTINE SMALL CAP EQUITY FUND

                                                 BALENTINE INTERNATIONAL EQUITY FUND

                                                BALENTINE REAL ESTATE SECURITIES FUND

Fund                                                                                        Asset
Operations                                                                                  Safe Keeping

              ADMINISTRATOR AND                                                                            CUSTODIAN
              ACCOUNTING AGENT

                  PFPC Inc.                                                                         Wilmington Trust Company
            301 Bellevue Parkway                                                                    1100 North Market Street
            Wilmington, DE 19809                                                                      Wilmington, DE 19890

                                                                                                       PFPC Trust Company
                                                                                                     8800 Tinicum Boulevard
                                                                                                            Suite 200
                                                                                                     Philadelphia, PA 19153

Provides facilities, equipment and personnel                                                 Holds each Fund's assets, settles all
to carry out administrative services related                                                 portfolio trades and collects most of
 to each Fund and calculates each Fund's NAV                                                    the valuation data required for
             and distributions.                                                              calculating each Fund's NAV per share.

                                                Distribution

                                                             DISTRIBUTOR

                                                Professional Funds Distributor, LLC.
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                   Distributes the Funds' shares.


                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. A Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict; or (iv) significant domestic or foreign market fluctuations. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day ( i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:


     Regular mail:                      Overnight mail:
     [Balentine Funds]                  [Balentine Funds]
     c/o PFPC Inc.                      c/o PFPC Inc.
     P.O. Box 9828                      101 Sabin Street
     Providence, RI 02940               Pawtucket, RI 02860-1427


     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Fund.


     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:


     Regular mail:                      Overnight mail:
     [Balentine Funds]                  [Balentine Funds]
     c/o PFPC Inc.                      c/o PFPC Inc.
     P.O. Box 9828                      101 Sabin Street
     Providence, RI 02940               Pawtucket, RI 02860-1427


     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

     If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES


     You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Wilmington Portfolios"):

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Short-Term Income Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio


     Balentine Large Cap Equity Fund



     Balentine Mid Cap Equity Fund



     Balentine Small Cap Equity Fund



     Balentine Real Estate Securities Fund



     Balentine International Equity Fund


     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Large Cap Growth Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of a Fund, except for the International Fund are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

     Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES


     The Investor Shares of each Fund have adopted a distribution plan under Rule 12b-1 that allows a Fund to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of a Fund's average daily net assets of its Investor Shares is 0.75% for each Cap Fund and 0.25% for each of the International Fund and Real Estate Fund.


SHARE CLASSES

     The Large Cap, Mid Cap, and Small Cap Funds issue Institutional, Investor and Service Shares, and the International and Real Estate Funds issue Institutional and Investor Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" or MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INTERNATIONAL FUNDS:

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

REITS:

A REIT (real estate investment trust) is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time


     The Fund does not currently have an Internet web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

  The investment company registration number for WT Mutual Fund is 811-08648.

                        BALENTINE LARGE CAP EQUITY FUND*
                         BALENTINE MID CAP EQUITY FUND**
                       BALENTINE SMALL CAP EQUITY FUND***


                                OF WT MUTUAL FUND
                                 SERVICE SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these funds:

          -    are not bank deposits

          - are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

          -    are not federally insured

          - are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other governmental agency

          -    are not guaranteed to achieve their goal(s)


     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission ("SEC") determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



*    Formerly, Wilmington Large Cap Strategic Allocation Fund



**   Formerly, Wilmington Mid Cap Strategic Allocation Fund



***  Formerly, Wilmington Small Cap Strategic Allocation Fund

TABLE OF CONTENTS


                                    FUND DESCRIPTIONS
A look at the goals, strategies,       Summary.............................    3
risks, expenses and financial          Performance Information.............    5
history of each Fund.                  Fees and Expenses...................   11
                                       Expense Example.....................   12

                                    ADDITIONAL INVESTMENT INFORMATION
                                       Investment Objectives...............   13
                                       Primary Investment Strategies.......   13
                                       Additional Risk Information.........   20

                                    MANAGEMENT OF THE FUND
Details about the service              Investment Adviser..................   22
providers.                             Portfolio Management................   22
                                       Service Providers...................   27

                                    SHAREHOLDER INFORMATION
Policies and instructions for          Pricing of Shares...................   28
opening, maintaining and closing       Purchase of Shares..................   28
an account in any of the Funds.        Redemption of Shares................   29
                                       Exchange of Shares..................   31
                                       Distributions.......................   32
                                       Taxes...............................   32
Details on the Funds' shareholder   DISTRIBUTION ARRANGEMENTS
service plans and share classes.       Shareholder Service Fees............   33
                                       Share Classes.......................   33

                                    GLOSSARY...............................   34

                                    FOR MORE INFORMATION...................   35


 For information about key terms and concepts, please refer to the "GLOSSARY."

                         BALENTINE LARGE CAP EQUITY FUND
                          BALENTINE MID CAP EQUITY FUND
                         BALENTINE SMALL CAP EQUITY FUND


                                FUND DESCRIPTIONS

SUMMARY


Investment Objectives    The investment objective of each of BALENTINE LARGE CAP
                         EQUITY FUND, BALENTINE MID CAP EQUITY FUND and
                         BALENTINE SMALL CAP EQUITY FUND is to achieve long-term
                         capital appreciation.

Investment Focus         Equity or equity-related securities

Share Price Volatility   High

Principal Investment     BALENTINE LARGE CAP EQUITY FUND (the "Large Cap Fund")
Strategies               invests at least 80% of its assets in a diversified
                         portfolio of U.S. equity (or equity related) securities
                         of large cap corporations.

                         BALENTINE MID CAP EQUITY FUND (the "Mid Cap Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of mid cap corporations.

                         The BALENTINE SMALL CAP EQUITY FUND (the "Small Cap
                         Fund") invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity related) securities of small cap corporations.

                         Each Fund utilizes a multi-manager strategy in which the investment adviser allocates the Fund's assets among sub-advisers, or invests directly in exchange-traded funds. Rodney Square Management
                         Corporation ("RSMC") serves as each Fund's investment adviser. RSMC has delegated the responsibility of securities selection and portfolio management of the Funds to the following sub-advisers:

                         For All Funds:    Wilmington Trust Investment
                                           Management, LLC.

                         Large Cap Fund:   Armstrong Shaw Associates, Inc.,
                                           Montag & Caldwell, Inc., First
                                           Quadrant, L.P. and Parametric
                                           Portfolio Associates LLC ("PPA").

                         Mid Cap Fund:     Bennett Lawrence Management, LLC,
                                           Eubel Brady and Suttman Asset
                                           Management, Inc., Equity Investment
                                           Corporation and PPA.

                         Small Cap Fund:   Batterymarch Financial Management,
                                           Inc., Systematic Financial Management
                                           L.P. and PPA.

Principal Risks          The Funds are subject to the risks summarized below and
                         further described under the heading "Additional Risk
                         Information" in this prospectus.

                         - An investment in a Fund is not a deposit of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency.

                         - It is possible to lose money by investing in a Fund. There is no guarantee that the stock market or the securities in which a Fund invests will increase in value.

                         - A Fund's share price will fluctuate in response to changes in the market value of its investments.
                              Market value changes result from business or economic developments affecting an issuer as well as general market and economic conditions.

                         - Because each Fund employs a multi-manager approach, the interplay of the various strategies employed by the investment adviser and sub-advisers may result in a Fund holding large positions in certain types of securities, industries or sectors, as a result of each sub-adviser's independent investment decisions, which may have a negative effect on performance or offset performance of a sub-adviser.

                         - Each Fund may use equity derivatives to pursue its investment objective. The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a Fund that does not use derivatives.

                         - Small and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments, and their securities may be less liquid and more volatile.

                         - The performance of each Fund will depend on whether or not the investment adviser or sub-adviser is successful in pursuing its investment strategy.

Investor Profile         -    Investors who want the value of their investment
                              to grow and who are willing to accept more
                              volatility for the possibility of higher returns.

PERFORMANCE INFORMATION


                        BALENTINE LARGE CAP EQUITY FUND



     As of the date of this prospectus, the Service Shares of the Large Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R) 500 Index and the Russell 1000 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Service Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Service Shares are subject to a shareholder service fee equal to 0.25% of the average daily net assets of the Service Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR       RETURNS
-----------   -------
   2004        10.18%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       8.88%                 -2.08%
(December 31, 2004)   (September 30, 2004)


LARGE CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year    (July 1, 2003)
----------------------------------------------------   ------   ---------------
Return Before Taxes                                    10.18%        13.33%
Return After Taxes on Distributions(1)                  9.91%        13.12%
Return After Taxes on Distributions and Sale of
   Shares(1)                                            6.61%        11.26%
S&P(R) 500 Index (reflects no deductions for fees,
   expenses, or taxes)(2)                              10.88%        17.69%
Russell 1000 Index (reflects no deductions for fees,
   expenses or taxes)(3)                               11.40%        18.40%

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P(R) 500 Index is a capitalization-weighted index consisting of 500 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares.


(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                         BALENTINE MID CAP EQUITY FUND



     As of the date of this prospectus, the Service Shares of the Mid Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R)
MidCap 400 Index and the Russell MidCap Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Service Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Service Shares are subject to a shareholder service fee equal to 0.25% of the average daily net assets of the Service Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE
    YEAR      RETURNS
-----------   -------
    2004       17.30%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ___%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       11.59%                -2.29%
(December 31, 2004)   (September 30, 2004)


MID CAP FUND - INSTITUTIONAL SHARES



                                                                Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004   1 Year    (July 1, 2003)
----------------------------------------------------   ------   ---------------
Return Before Taxes                                    17.30%        21.00%
Return After Taxes on Distributions(1)                 17.20%        20.93%
Return After Taxes on Distributions and Sale of
   Shares(1)                                           11.24%        17.93%
S&P(R) MidCap 400 Index (reflects no deductions
   for fees, expenses or taxes)(2)                     16.48%        25.46%
Russell MidCap Index (reflects no deductions for
   fees, expenses or taxes)(3)                         20.20%        28.60%

----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P(R) MidCap 400 Index is a benchmark for performance measurement of the mid-capitalization segment of the U.S. equities market. The S&P(R) MidCap 400 Index is a capitalization-weighted index consisting of 400 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 7% of the U.S. equities market.


(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

                        BALENTINE SMALL CAP EQUITY FUND



     As of the date of this prospectus, the Service Shares of the Small Cap Fund have not commenced operations. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the S&P(R) Small Cap 600 Index and the Russell 2000 Index, which are broad measures of market performance. The performance shown in the bar chart and performance table are for the Institutional Shares of the Fund, which are offered in a separate prospectus. However, Service Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Shares do not have the same expenses. Specifically, the Service Shares are subject to a shareholder service fee equal to 0.25% of the average daily net assets of the Service Shares. Had such fee been deducted, the returns would be less. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.


                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                              (PERFORMANCE GRAPH)

PERFORMANCE YEAR   RETURNS
----------------   -------
      2004          18.22%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%


    BEST QUARTER          WORST QUARTER
-------------------   --------------------
       13.95%                -2.89%
(December 31, 2004)   (September 30, 2004)


SMALL CAP EQUITY FUND - INSTITUTIONAL SHARES



                                                                                      Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                         1 Year    (July 1, 2003)
----------------------------------------------------                         ------   ---------------
Return Before Taxes                                                          18.22%        26.09%
Return After Taxes on Distributions(1)                                       17.28%        25.42%
Return After Taxes on Distributions and Sale of Shares(1)                    11.84%        21.96%
S&P(R) Small Cap 600 Index (reflects no deductions for fees, expenses
   or taxes)(2)                                                              22.64%        31.47%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)(3)   18.30%        29.80%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


(2) The S&P(R) Small Cap 600 Index is a benchmark for performance measurement of the small-capitalization segment of the U.S. equities market. The S&P(R) Small Cap 600 Index is a capitalization-weighted index consisting of 600 publicly traded U.S. companies selected by the Standard & Poor's Index Committee from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total market value of their outstanding shares. It covers approximately 3% of the U.S. equities market.


(3) Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you buy and hold Service Shares of a Fund. The expenses are shown as a percentage of its net assets.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Service Shares
----------------------------------------------------------   --------------
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price)                                  None
Maximum deferred sales charge                                     None
Maximum sales charge imposed on reinvested dividends (and
   other distributions)                                           None
Redemption fee(a)                                                 1.00%
Exchange fee(a)                                                   1.00%

(a) Service Shares are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "REDEMPTION OF SHARES" and "EXCHANGE OF SHARES" elsewhere in this prospectus for additional information.

ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                [Expense Information to be updated by amendment]



SERVICE SHARES                    Large Cap Fund   Mid Cap Fund   Small Cap Fund
--------------                    --------------   ------------   --------------
Management fees                     0.66%           0.75%           0.91%
Distribution (12b-1) fees           None            None            None
Shareholder service fees            0.25%           0.25%           0.25%
Other expenses(1)                   0.49%           0.73%           0.64%
TOTAL ANNUAL OPERATING EXPENSES     1.40%           1.73%           1.80%
Waivers/Reimbursements             (0.15)%(2, 3)   (0.33)%(2, 3)   (0.30)%(2, 3)
NET EXPENSES                        1.25%(2, 3)     1.40%(2, 3)     1.50%(2, 3)


----------
(1) "Other expenses" have been restated to reflect current fees in connection with the Funds' change in investment structure from a fund-of-funds structure to a stand-alone investment structure that invests directly in portfolio securities.

(2) For Service Shares, RSMC has contractually agreed to reimburse each of the Large Cap Fund, the Mid Cap Fund and the Small Cap Fund for other expenses to the extent such other expenses exceed 1.25%, 1.40% and 1.50%, respectively. This undertaking will remain in place until July 1, 2006, unless the Board of Trustees approves its earlier termination.


(3) The administrator and accounting agent has a contractual obligation to waive certain flat rate fees associated with the Funds where a Class' average daily net assets is below $75 million through September 2007. As a percentage of average net assets, these fees equaled ____%, ____%, and ____%, for the Large Cap Fund, the Mid Cap Fund, and the Small Cap Fund, respectively, for the fiscal year ended June 30, 2005.

EXAMPLE

     This Example is intended to help you compare the cost of investing in Service Shares of a Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

          -    you reinvested all dividends and other distributions;

          -    the average annual return was 5%;

          - a fund's total operating expenses (reflecting contractual waivers or reimbursements through July 1, 2006, if applicable) were charged and remained the same over the time periods; and

          - you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]


SERVICE SHARES   1 Year   3 Years   5 Years   10 Years
--------------   ------   -------   -------   --------
Large Cap Fund    $127      $428      $754     $1,685
Mid Cap Fund      $143      $514      $916     $2,067
Small Cap Fund    $153      $539      $958     $2,155

     The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future of the Service Shares of a Fund.

                        ADDITIONAL INVESTMENT INFORMATION

INVESTMENT OBJECTIVES


     The investment objective of each of the LARGE CAP FUND, the MID CAP FUND and the SMALL CAP FUND is to achieve long-term capital appreciation. These investment objectives may be changed by the Board of Trustees upon 60 days' prior written notice to shareholders.


     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES


     The LARGE CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stock of U.S. corporations that have a market capitalization at least equal to that of the smallest company in the S&P(R) 500 Index ("large cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of large cap companies, e.g. iShares, SPDRs, Vipers; and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies.


     The MID CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stocks of U.S. corporations that have a market capitalization between the smallest and largest company in the S&P(R) Mid Cap 400 Index ("mid cap companies"), at the time of purchase;


          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of mid cap companies, e.g. iShares, SPDRs, Vipers; and

          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies.


     The SMALL CAP FUND invests at least 80% of its assets in a diversified portfolio of the following U.S. equity or equity-related securities:



          - Common stocks of U.S. corporations that have a market capitalization less than the largest company in the S&P(R) SmallCap 600 Index ("small cap companies"), at the time of purchase;

          - Exchange traded funds (registered investment companies whose shares are publicly traded on an exchange) which track a securities market index of small cap companies, e.g. iShares(R), SPDRs(R), Vipers(R); and


          - Options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies.

     Although each of the Large Cap Fund, Mid Cap Fund and Small Cap Fund maintains liquidity reserves (that is, cash awaiting investment or held to meet redemption requests), these Funds may expose such reserves to the performance of one or more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over the counter options, and equity index swaps to attempt to hedge actual or anticipated investment securities positions.

     ALL FUNDS. Each Fund employs a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage a portion of a Fund's assets under the general supervision of RSMC. RSMC may also allocate a portion of a Fund's assets (up to 60%) to shares of exchange traded funds or ("ETFs") whose underlying investments are consistent with a Fund's investment objective. As a shareholder in an investment company, a Fund would bear its pro rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with SEC exemptive relief granted to such ETFs.

     RSMC will allocate the balance of a Fund's assets between or among the sub-advisers. When making these allocation decisions, RSMC considers, among other things, its expectations for the performance of the U.S. economy and financial markets in light of projected growth trends in the U.S. economy, relative valuation levels and volatility in the equity markets, the outlook and projected growth of various industrial sectors, and information relating to business cycles.

     The multi-manager arrangement is expected to reduce volatility by utilizing several investment approaches, a strategy used by many institutional investors. This multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has a different investment approach, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's performance, regardless of the market cycle. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multi-manager arrangement will be achieved.

     Any percentage limitations with respect to assets of a Fund or the capitalization requirement of companies in which a Fund invests are applied at the time of purchase.

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for temporary defensive positions, a Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. As a result, a Fund may not achieve its investment objective.

STRATEGIES OF SUB-ADVISERS TO THE LARGE CAP FUND

     Armstrong Shaw Associates, Inc. ("ASA")

     ASA employs a large capitalization, absolute value investment philosophy. The sub-adviser invests in securities where a rigid cash flow or asset value analysis determines that a company's stock is selling at a substantial discount to its intrinsic value. Establishing this intrinsic value is critical to ASA's methodology. While the level of the overall market or trends in numerous economic factors may affect the timing in which ASA's perceived value is recognized, these considerations are not the basis for its investments. Rather, ASA has a classic bottom-up, company-by-company view of investing.

     Inherent in ASA's absolute value approach is its objective to minimize downside risk. To further this aim, ASA screens for companies with proven track records, strong balance sheets and large capitalizations. The sub-adviser's minimum investment time horizon is 18 to 24 months. At any point in time, ASA may have investments in as many as 30 to 40 securities in the portfolio managed for the Fund. ASA feels that constant monitoring of these positions through regular discussions with management is a crucial part of its portfolio management. Additionally, approximately 100 other companies are followed on a watch list for future investment.

     In conjunction with ASA's view that market timing is generally an unrewarding exercise, the firm has predetermined buy and sell levels for each security it purchases. These target points help ASA to avoid the emotional excesses of the market with respect to the Fund's investments.

     Montag & Caldwell, Inc. ("M&C")


     The Investment Policy Group (or IPG, which consists of all portfolio managers and analysts) works as a team by using a bottom-up stock selection process. The identification of appropriate stocks for consideration begins with screening a database of 9000 common equity securities for market capitalization of at least $3 billion and a minimum 10% historical secular earnings growth rate. The resultant universe of approximately 500 common stocks is then subject to proprietary earnings and valuation models. Analyst judgment based on qualitative factors and strong financial characteristics further narrow the universe to a select list of approximately 150 names. Analysts follow these stocks closely, regularly evaluating their valuation and relative earnings growth. A position is initiated in a stock that is trading at a discount (normally 10-25%) to the estimate of its intrinsic value. This value is computed using a present value model that incorporates their analysts' assumptions for normalized earnings, secular earnings growth rate (minimum 10%, maximum 20%), dividend payout ratio, and a stock specific risk adjusted discount rate. The valuation model is a dynamic process in which the earnings base is adjusted each quarter. In addition, the fundamental attributes that contribute to the risk-adjusted discount rate are re-evaluated annually for each security and more frequently if market, industry, or specific company issues so demand. The valuation model is updated daily and published every two weeks. Above median relative earnings growth is considered to be the catalyst driving share price appreciation. This measure is determined by comparing estimated and historical six-month annualized earnings growth to a benchmark and subsequently ranking companies by decile. Analyst judgment based on fundamental analysis that includes thorough due diligence of company and industry fundamentals is the final arbiter in determining candidates to be presented to the IPG for investment consideration and potential inclusion in the growth model portfolio of 30 to 40 issues.


     If a company's results remain consistent with the firm's forecast, M&C could hold the position for a number of years. Average annual turnover is normally 30 to 50 percent. A holding will be reviewed for probable sale when it reaches M&C's target price ratio, which is normally 120% of the determination of its fair value. Trimming the position, rather than total sale, might be the decision in the case of a high-growth company with rapidly compounding earnings. Stocks are also sold when experiencing weakening earnings momentum, or underperforming the market. Any significant earnings disappointment will trigger an immediate review of the holding and a decision to "add or sell." Since the investment policy centers on positive earnings momentum within a six-month period, "add or sell" decisions are made within that framework. This time frame may be extended for one quarter out to nine months, in order to capture exceptionally good value occurring just prior to restored earnings momentum. Unless there is visible earnings growth for the next six-nine months and the valuation is attractive enough to justify adding positions, a position will be sold on earnings disappointments. A position will also be reduced when it exceeds 5% of the equity portion of a portfolio.

     First Quadrant, L.P. ("First Quadrant")


     First Quadrant uses a proprietary quantitative analytical model in constructing the Fund's investment portfolio to reflect the characteristics of the S&P(R) 500 Index, the Fund's benchmark index, and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the Fund's portfolio relative to the S&P(R) 500 Index based on the top-down analysis, consistent with maintaining tax efficiency for investors. In general, these weightings will not differ from the industry weightings of the S&P(R) 500 Index by more than +/-5%. In addition, consistent with minimizing taxable gains and enhancing returns, First Quadrant may underweight and overweight the Fund's exposure (relative to the S&P(R) 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.


     First Quadrant manages the portion of the Fund's portfolio allocated to it to minimize taxable distributions to shareholders. First Quadrant applies a variety of tax-sensitive investment techniques, including: (i) investing in stocks that pay below-average dividends; (ii) employing a buy-and-hold strategy that will avoid realizing short-term capital gains and defer as long as possible the realization of long-term capital gains; and (iii) realizing losses on specific securities or specific tax lots of securities to offset realized gains. The investment portfolio under First Quadrant's management can be expected to distribute a smaller percentage of its returns each year than other equity mutual funds that are managed without regard to tax considerations.

     Parametric Portfolio Associates LLC ("PPA")

     PPA uses a "quantitative" approach to build a portfolio in accordance with RSMC's allocation instructions with respect to "growth" style securities and "value" style securities. Unlike "active" managers, PPA does not try to substantially outperform the indices nor does the sub-adviser seek temporary or defensive positions when markets decline or appear overvalued. PPA may use derivative instruments, primarily for liquidity, risk management or hedging purposes. PPA does not routinely make judgments about the investment merit of a particular security or apply traditional economic, financial or market analysis.

     PPA invests in a representative sample of securities of an index with similar capitalizations as the Fund weighted to reflect the investment adviser's style allocation. This essentially means building a portfolio with a growth portion based on a Barra Growth Index and a value portion based on a Barra Value Index. PPA expects that each "portion of the portfolio" will have, in the aggregate, investment characteristics (such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the corresponding Barra index. It is not expected that PPA will hold all of the securities that are included in the index or its component Barra indices.

     The performance of PPA and the index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC's allocation between growth and value styles. The return for each of the growth and value portions of the portfolio is intended to correlate closely with the return of its corresponding Barra index by selecting a portion of the stocks represented in the index using proprietary quantitative techniques developed by PPA. PPA also uses these techniques to make sell decisions. PPA will manage a portfolio on the Fund's behalf with similar characteristics to those of index, including such measures as dividend yield, price-to-earnings ratio, relative volatility, economic sector exposure, growth or value characterizations, return on equity and market price-to-book value ratio. Notwithstanding these strategies, there is no assurance that PPA's investment performance will equal or approximate that of the index.


STRATEGIES OF SUB-ADVISERS TO THE MID CAP FUND

     Bennett Lawrence Management, LLC ("BLM")

     BLM employs a mid cap growth investment strategy investing in competitively advantaged companies benefiting from major economic trends. The sub-adviser believes that growth opportunities can be found in companies within market sectors where strong demand trends and a rapid rate of growth are evident relative to other market sectors.


     In seeking competitively advantaged companies that participate in the fastest growing markets, BLM's investment management team thoroughly researches each company in which it invests. Its primary research includes discussions with the management of the company and its competitors, suppliers and customers. At any time, BLM may invest in 30-35 securities concentrated in those sectors, which BLM believes to be the fastest growing economic sectors. By not having exposure to all sectors or industries within the economy, BLM expects its portfolio managed on behalf of the Fund to be more volatile than broad market indexes. Ongoing discussions with company management and other industry sources as well as limits on individual position weightings are important factors in risk control.


     Eubel Brady and Suttman Asset Management, Inc. ("EBS")

     EBS follows a domestic value strategy to investing. In implementing its investment strategy, EBS attempts to identify great businesses, which are operated by excellent management teams. EBS' strategy is a fundamental approach that attempts to choose companies traditionally classified as "value" while not excluding growing companies if their price is attractive relative to other fundamental measures. The companies in which EBS invests will typically have relatively low price-to-earnings, price-to-book, and price-to-cash flow ratios.


     EBS begins its stock selection process with a universe of more than 1,000 domestic companies, and initially screens these companies based on traditional measures of valuation such as price-to-earnings, price-to-book, and price-to-cash flow ratios. In the initial phases of its stock selection process, EBS also analyzes published annual and quarterly reports, 10K's, and other public information. More in-depth analysis follows EBS's initial screening with the use of data services, such as Compustat PC Plus. Based on this analysis, EBS identifies companies which it believes have good value and then classifies such companies as either a pricing anomaly or a core holding. Core holdings are higher quality businesses with long-term growth prospects. At times, both core and anomaly holdings are held. EBS will generally sell a company it holds if it is determined that the company has become overvalued, market conditions have changed or company fundamentals have deteriorated.


     Equity Investment Corporation ("EIC")

     EIC invests in well-managed, structurally sound companies selling at a discount to their "true" value, while avoiding those that look inexpensive relative to their historical records but which are actually in long-term structural decline (best thought of as "value traps").

     Starting with approximately 2,000 stocks having market caps above $500 million, EIC looks for companies with a return on equity above 9% and a growth rate above 7%. (The market cap, ROE and growth rate figures are guidelines rather than hard and fast minimums.) Additional ideas are sometimes uncovered through traditional news sources, non-opinionated research, and simply being aware of companies that have seen recent and significant price declines.

     Once a potential candidate is identified, the first step in the process is to determine whether the company is selling at a discount to its "true" value, based upon proprietary, in-house valuation models. EIC values businesses such that if it bought and operated the entire business, it would earn the inflation rate plus a premium on its initial capital investment and all capital reinvested to grow the business over a given time horizon. Two key inputs to the models are return on equity and growth.

     Once it has been determined that a company is selling at a meaningful discount to its true business value, graphical financial statement analysis is used to examine four general areas of potential risk: financial, operational, management, and business. The objective of this exercise is to focus on well-managed, structurally sound companies and to eliminate potential value traps.

     After the graphical financial statement analysis, in-depth fundamental research is performed, which includes reading the annual reports and footnotes as well as the management discussion and analysis section of 10-Ks and 10-Qs, to gain further insight into accounting policies, unusual transactions, attempts to manage earnings, and any other evidence that reality is different than what the financial statements reveal. If a company passes all levels of analysis, then it may be added to portfolios. Stocks are sold if any of the following conditions are met:

          -    The security reaches EIC's measure of full value.

          -    The position increases to more than 6% of the portfolio.

          - The firm shows balance sheet stress, indicating potential earnings management, weak financial controls or possible earnings shortfalls.

          - A major change occurs rendering historical data invalid for determining the true value of business ownership.

          - The firm's quality or financial strength falls below acceptable levels.

     Parametric Portfolio Associates LLC

     For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

STRATEGIES OF SUB-ADVISERS TO THE SMALL CAP FUND

     Batterymarch Financial Management, Inc. ("BFM")

     Rigorous stock selection and effective risk control are the foundation of BFM's small cap growth strategy. BFM looks at stocks from a fundamental perspective, using the speed and efficiency of quantitative techniques. The investment process ranks stocks across the dimensions typically used by fundamental investors - cash flow, earnings growth, expectations, value, technical and corporate signals - using traditional fundamental factors such as book value to price, EPS forward to price and sales momentum, as well as proprietary measures. All factors incorporated into the stock selection process have been tested for their effectiveness in predicting excess return. The process runs daily, ranking all 3,000 securities in BFM's liquid investable universe. All buy/sell decisions are determined by these rankings, ensuring that they are based on each stock's objective valuation.

     Sector allocation decisions are made using a proprietary, bottom-up sector model. A multifactor risk model optimizes the portfolio, weighing variables such as stock rankings, sector weights, market cap constraints and client-directed guidelines. BFM uses a variety of fundamental growth, value and quality characteristics for accurate, daily identification of growth stocks. In general, most of the stocks BFM holds will have market capitalizations of $50 million to $2 billion. The portfolio is always fully invested and broadly diversified, with strict controls over sector and market cap exposures. BFM's proprietary trading strategy is designed to minimize total transaction costs - opportunity costs, market impact and commissions. Portfolio managers manually review all buy/sell decisions before execution. Daily analysis of completed transactions is used to monitor trade efficiency.

     Systematic Financial Management L.P. ("SFM")

     SFM's small cap value approach utilizes proprietary value-oriented methodologies to identify small capitalization companies that are trading at a discount to their intrinsic value and average market valuations. SFM believes that the true value of a company is the present value of its cash on hand and its expected future cash inflows. As a result, SFM's small cap value approach seeks to identify undervalued small capitalization companies by thoroughly analyzing the cash flow characteristics of potential investments.

     SFM serves as a sub-adviser to manage a portion of the Small Cap Fund on a day-to-day basis. In choosing investments, SFM invests in companies that possess strong cash flow characteristics, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows.

     SFM makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for "catalysts" which could positively or negatively affect prices of current and potential holdings of the portion of the Fund managed by SFM.

     Parametric Portfolio Associates LLC

     For a summary of PPA's investment strategies, please see "Strategies of Sub-Advisers to the Large Cap Fund-Parametric Portfolio Associates LLC ("PPA")" above.

ADDITIONAL RISK INFORMATION


     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information ("SAI"). Each Fund may be subject to additional principal risks other than those described below because the types of investments made by a Fund can change over time. The summary is not intended to be exhaustive. For additional technical and legal descriptions of these risks and the securities and investment techniques used by a Fund, please refer to our SAI.


- ALLOCATION RISK: The risk that the investment adviser will make less than optimal or poor asset allocation decisions to the sub-advisers of a Fund. To the extent that the investment adviser allocates more assets to one sub-adviser, the performance of that sub-adviser will have a greater effect on the Fund's performance.


- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of a Fund.


- DEBT SECURITY RISKS. A Fund may invest in debt securities, which are subject to credit risk and interest rate fluctuations. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Interest rate risk is the risk of market losses attributable to changes in interest rates. For example, interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Debt securities are also subject to a prepayment risk. Depending on market conditions, the new investments may or may not carry the same interest rate.

- DERIVATIVES RISK: Some Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may be committed or exposed to derivative strategies.

- IPO RISK: A Fund may acquire common and preferred stock of issuers in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on performance).

- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


- MULTI-MANAGER RISK: The investment styles employed by sub-advisers may not be complementary. The interplay of the various strategies employed by the sub-advisers may result in a Fund or portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to a fund's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a fund's realization of capital gains.


- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- SMALL/MID CAP RISK: Small cap and mid cap companies may be more vulnerable than large cap companies to adverse business or economic developments. Small and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of large cap companies and therefore may involve greater risk.

- VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

                             MANAGEMENT OF THE FUND

     The Board of Trustees of the Funds has oversight responsibility the management, activities and affairs of the Trust and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Trust and its shareholders.

INVESTMENT ADVISER


     Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, serves as investment adviser to the Funds. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3455 Peachtree Road, Suite 2000, Atlanta, Georgia 30325 also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments. For each Fund under RSMC's supervision, WTIM allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers' investment activities. As of September 30, 2005, RSMC had [$__] billion assets under management and WTIM had [$___ billion] in assets under management.



     For the fiscal year ended June 30, 2005, the Funds paid, in the aggregate, the following advisory and sub-advisory fees (after waivers), as a percentage of average daily net assets:



Large Cap Fund   ____
Mid Cap Fund     ____
Small Cap Fund   ____



     RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of each Fund's average daily net assets. WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     Subject to its obligation to seek best execution, RSMC may direct the sub-advisers to place trades through designated brokers, which may include brokers affiliated with RSMC or a sub-adviser. Such directed brokerage transactions, placed with an affiliated broker-dealer, will be completed in accordance with the applicable regulatory requirements and the procedures adopted by the Board of Trustees.



     WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with RSMC and the sub-advisory agreements with each Fund's sub-advisers is available in the Funds' Annual Report to shareholders.


PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS -- INVESTMENT ADVISER


     The management of the Funds and their sub-advisers is the responsibility of a group of RSMC and WTIM investment professionals, which makes its style allocation, sub-adviser and ETFs investment decisions based, in part, upon asset allocation strategy models prepared by the Investment Strategy Team. The Investment Strategy Team is comprised of investment professionals at RSMC and WTIM that meet regularly to formulate the asset allocation strategy models based upon various factors, including current market and economic conditions, for use by RSMC and its affiliates in their investment management activities.


PORTFOLIO MANAGERS -- SUB-ADVISERS

     Each sub-adviser makes the day-to-day investment decisions for the portion of a Fund's assets that it manages, subject to the supervision of RSMC and the Board of Trustees. Each sub-adviser continuously reviews, supervises and administers its own investment program.

FOR ALL FUNDS



Wilmington Trust Investment Management, LLC



     ROBERT E. REISER is a Vice President of RSMC and WTIM. He has been the Chief Investment Strategist at WTIM since June 2004 and Vice President of RSMC since 2003. Previously, he was Executive Vice President and Chief Investment Officer, WTIM from 1999 to 2003. As Chief Investment Strategist, Mr. Reiser is responsible for overseeing Wilmington Trust's asset allocation policy, independent manager selection, evaluation of new investment opportunities and tactical portfolio rebalancing strategies.



     DORSEY D. FARR is a Vice President of RSMC and WTIM. He has been Director of Asset Allocation & Portfolio Strategy at WTIM since June 2004. Previously, he was Vice President and Senior Economist, WTIM from 2000 to 2004. Mr. Farr is responsible for overseeing Wilmington Trust's asset allocation policy and tactical portfolio rebalancing strategies. His responsibilities also include style rebalancing (value vs. growth) and the portfolio construction process (i.e., the allocation among managers within a fund).



     R. SAMUEL FRAUNDORF has been Vice President and Director of Manager Research at Wilmington Trust Company, RSMC, and WTIM since 2004. Previously, he was Senior Manager, KPMG Investment Advisors from 1999 to 2004. Mr. Fraundorf is responsible for overseeing Wilmington Trust's investment manager selection process, including manager searches, due diligence processes and implementation strategies to either include or remove these managers. His responsibilities also include research on the portfolio construction process (i.e., the allocation among managers within a fund).



     GEORGE CHEN has been Assistant Vice President at RSMC and WTIM since January 2005. Previously, he was a Research Analyst for WTIM in 2004, and a Senior Accountant at WTIM from 1997-2003. Mr. Chen is responsible for daily monitoring of manager allocations and cash flows, as well as implementing trades necessary to accommodate inflows and outflows of cash. He also works in the areas of manager due diligence, search and selection.



     AMANDA COGAR has been a Research Analyst at WTIM since 2004. Previously, she was a Portfolio Administrator at WTIM from 2002-2004. Ms. Cogar works in the areas of tactical asset allocation and manager research. She also assists with the daily monitoring of manager allocations and cash flows, and implements trades necessary to accommodate inflows and outflows of cash.



     Below is a list of each Fund's sub-advisers and their staff who are jointly and primarily responsible for the day-to-day management of each Fund's assets. Information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership in the Funds can be found in the Trust's SAI.


LARGE CAP FUND, MID CAP FUND AND SMALL CAP FUND


     Parametric Portfolio Associates, LLC. PPA, a sub-adviser to the Large Cap Fund, Mid Cap Fund and Small Cap Fund, is a registered investment adviser located at 1151 Fairview Avenue North, Seattle, Washington 98109. PPA is controlled by Eaton Vance Corp., which owns 80% of PPA's stock equity. Since 1987, PPA has provided advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, trusts, and individuals. As of September 30, 2005, PPA had assets under management of approximately [$___ billion].


     THOMAS SETO is Vice President and Director of Portfolio Management of PPA. He is responsible for all portfolio management at PPA. Prior to joining PPA in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

LARGE CAP FUND

     Armstrong Shaw Associates Inc. ASA is a registered investment adviser founded in 1984, and located at 45 Grove Street, New Canaan, Connecticut. As of September 30, 2005, ASA had assets under management of approximately [$___ billion]. JEFFREY SHAW is the lead portfolio manager for the portion of the Fund managed by ASA. He has been the Chairman and President of ASA since 1999 and 1989, respectively, and is a co-founder of the firm.



     Montag & Caldwell, Inc. M&C is a registered investment adviser founded in 1945, and located at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326. M&C is a wholly - owned subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2005, M&C had assets under management of approximately [$___ billion]. An investment management team makes the investment decisions for the portion of assets of the Fund managed by M&C.


     RONALD E. CANAKARIS, CIC, CFA, leads the investment management team. Mr. Canakaris is President, Chief Executive Officer and Chief Investment Officer of M&C. He has been with the firm since 1972 and is responsible for developing the firm's investment process. He has a B.S. and B.A. from the University of Florida.


     HELEN M. DONAHUE, CFA is Vice President and Investment Counselor of M&C. Ms. Donahue joined M&C in 1997 after six years in the investment business. Prior to joining M&C, she served as an Assistant Vice President and fixed income portfolio manager for Legg Mason Capital Management. She is a registered representative with the National Association of Securities Dealers and her professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Ms. Donahue holds a B.A. from Loyola College.



     GROVER C. MAXWELL III, CFA is Senior Vice President and Investment Counselor of M&C. Mr. Maxwell joined M&C in 1988 and currently serves as a portfolio manager/investment counselor. His professional affiliations include the Association for Investment Management and Research and the Atlanta Society of Financial Analysts. Mr. Maxwell holds a B.A. from The University of the South and an M.B.A. from Emory University. Mr. Maxwell assists in the day-to-day management of the Fund.



     First Quadrant, L.P. First Quadrant is a registered investment adviser founded in 1988, and located at 800 East Colorado Boulevard, Suite 900, Pasadena, California 91101. Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, indirectly owns a majority interest in First Quadrant. First Quadrant offers advice, investment management and related services to institutional and individual clients using various investment strategies including taxable and tax-exempt equity management, global tactical asset allocation, market neutral approaches and currency overlay. As of September 30, 2005, First Quadrant had assets and overlays under management of approximately [$____ billion].


     CHRISTOPHER G. LUCK and R. MAX DARNELL are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and previously was the Director of Equity Management of First Quadrant's predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

MID CAP FUND

     Bennett Lawrence Management, LLC. BLM is a registered investment adviser founded in 1995, and located at 757 Third Avenue, New York, New York 10017. BLM provides advisory services to mutual funds, separately managed accounts, domestic and offshore funds and other pooled investments vehicles. As of September 30, 2005, BLM had assets under management of approximately [$___ billion].



     VAN SCHREIBER has been the Managing Member and Chief Portfolio Manager of BLM since 1995. Previously, Mr. Schreiber was a Managing Director and Senior Growth Portfolio Manager with Deutsche Morgan Grenfell/C.J. Lawrence Inc. ("CJL"). He joined CJL in 1965 as a research analyst, became the Department Head of Institutional Marketing in 1968, and a Partner of the firm in 1969. Since 1976, Mr. Schreiber served as an Executive Vice President of CJL, and a member of the Board of Directors until its acquisition by Morgan Grenfell. Mr. Schreiber received his M.B.A. in Finance from New York University and his undergraduate degree from Williams College.



     W. ALEXANDER L. ELY is a Portfolio Manager at BLM. In addition to portfolio management responsibilities, Mr. Ely is a generalist and covers companies in the wireless communications, defense and financial services categories. Prior to joining the firm in 1997, Mr. Ely was an Equity Product Manager at Oppenheimer Management Corp. Mr. Ely received a Bachelor of Arts in Economics from the University of New Hampshire.



     Eubel Brady and Suttman Asset Management, Inc. EBS is a registered investment adviser founded in 1993, and located at 7777 Washington Village Dr., Dayton, Ohio 45459. EBS provides advisory services to individual and institutional investors through separate accounts. As of September 30, 2005, EBS had assets under management of approximately [$___ billion].



     MARK E. BRADY is the Director of Portfolio Management and Chief Executive Officer of EBS. Mr. Brady joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science degree in Business Administration from Miami University.



     RONALD LEE EUBEL is the Chief Investment Officer of EBS. Mr. Eubel joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science degree in Business Administration from Miami University.


     ROBERT J. SUTTMAN, II, CFA, has been the President and a principal of EBS since the firm's inception in 1993. He is also a Senior Institutional Portfolio Manager and a member of the Investment Policy Committee.


     BERNARD J. HOLTGREIVE is Vice President, Senior Security Analyst and a Portfolio Manager for EBS. Mr. Holtgreive joined EBS upon creation of the firm in August of 1993. He holds a Bachelor of Science in Business Administration from the University of Dayton.



     WILLIAM E. HAZEL is the Senior Vice President of Institutional Consulting Services for EBS. Mr. Hazel joined EBS in 1997. He graduated from Capitol University with a major in Business.



     Equity Investment Corporation. EIC is a registered investment adviser founded in 1986, and located at 3007 Piedmont Road, Atlanta, Georgia 30305. The firm has manages equity portfolios for institutions and individuals. As of September 30, 2005, EIC had assets under management of approximately [______].


     JAMES F. BARKSDALE is President of EIC and is the portfolio manager for EIC's mid cap portfolios/accounts. Mr. Barksdale received a B.S. degree from the College of William and Mary and a Masters of Business Administration from the Wharton School of Finance, University of Pennsylvania. He began his career in the finance department of IC Industries where he was involved with investments, acquisitions, and planning. After overseas assignments, he returned to New York City to take a position at Merrill, Lynch, Pierce, Fenner & Smith in asset allocation. He then served as a portfolio manager for

Management Asset Corporation, an institutional Graham-Dodd investment firm in Connecticut before returning to Atlanta in 1986 to form Equity Investment Corporation.

SMALL CAP FUND


     Batterymarch Financial Management, Inc. BFM is a registered investment adviser founded in 1969, and located at 200 Clarendon Street, Boston, Massachusetts, 02116. BFM provides asset management services to corporations, pension plans, mutual funds and trusts. As of September 30, 2005, BFM had assets under management of approximately [$___ billion].






     ANTHONY C. SANTOSUS, CFA is a Portfolio Manager of BFM. Mr. Santosus joined BMF's US investment team in 2001. Prior to that, he managed US equity portfolios at Putnam Investments, with additional responsibilities related to product development. He also served as an investment technologist and quantitative analyst at Putnam. Mr. Santosus is a member of the Boston Security Analysts Society and a former member of the Frank Russell Advisory Board, and has 19 years of investment experience. He holds a B.S. from Northeastern University.



     LISA A. BOZOYAN, CFA is a Portfolio Manager of BFM Ms. Bozoyan joined BFM in 2000 as a US investment specialist and was promoted to portfolio manager in 2003. Ms. Bozoyan was previously a quantitative analyst at Boston Advisors, Inc. She also held responsibilities at Advest, Inc. and worked in the oil and gas industries. Ms. Bozoyan has eight years of investment experience. She holds a B.A. from College of the Holy Cross and an M.A. from The Fletcher School of Law and Diplomacy.



     YU-NIEN (CHARLES) KO, CFA is a Portfolio Manager of BFM. Mr. Ko joined BFM in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003. He was previously involved in business strategy and development at Hartford Financial Services and worked as an application engineer at Mathworks. Mr. Ko has seven years of investment experience. He holds a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the Yale School of Management.



     EDWARD R. MILLER, CFA is a Portfolio Manager of BFM. Mr. Miller joined BFM in 2004. He was formerly a quantitative analyst at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services and was an analyst at I/B/E/S. He is a member of the Boston Security Analysts Society, the Chicago Quantitative Alliance, the Society of Quantitative Analysts and the Financial Executives Networking Group. Mr. Miller has 18 years of investment experience. He holds a B.A. from Dickinson College and an M.B.A. from New York University.



     MICHAEL D. SOARES is a Portfolio Manager of BFM. Mr. Soares joined BFM in 1996 as an assistant portfolio manager and became a quantitative analyst in 1998. He was promoted to portfolio manager in 2003. Prior to BFM, Mr. Soares had portfolio accounting responsibilities at MFS Asset Management, Inc. and was a trading assistant at Invesco Management & Research, Inc. Mr. Soares has 11 years of investment experience. He holds a B.A. from the University of Maine and an M.B.A. from Bentley College



     Systematic Financial Management, L.P. SFM is a registered investment adviser founded in 1982, and located at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666. SFM is jointly owned by Affiliated Managers Group, a holding company, and employees of the firm. SFM provides asset management services to corporations, foundations, endowments, high net worth individuals and insurance companies. As of September 30, 2005, SFM had assets under management of approximately [$___ billion].

     KEN BURGESS, CFA is a Partner of SFM and serves as lead portfolio manager. He began his investment career with SFM in 1993.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.


Asset                                                                                      Shareholder
Management                                                                                 Services

             INVESTMENT ADVISER                                                                         TRANSFER AGENT

       Rodney Square Management Corp.                                                                     PFPC Inc.
          1100 North Market Street                                                                      760 Moore Road
            Wilmington, DE 19890                                                                  King of Prussia, PA 19406

  Manages the investment activities of the                                                  Handles certain shareholder services,
                   Funds.                                                                        including record keeping and
                                                                                             statements, payment of distributions
                                                                                           and processing of buy and sell requests.

                                                           WT MUTUAL FUND

                                                   BALENTINE LARGE CAP EQUITY FUND

                                                    BALENTINE MID CAP EQUITY FUND

                                                   BALENTINE SMALL CAP EQUITY FUND

Fund                                                                                       Asset
Operation                                                                                  Safe Keeping

              ADMINISTRATOR AND                                                                           CUSTODIAN
              ACCOUNTING AGENT

                  PFPC Inc.                                                                        Wilmington Trust Company
            301 Bellevue Parkway                                                                   1100 North Market Street
            Wilmington, DE 19809                                                                     Wilmington, DE 19890

                                                                                                       PFPC Trust Company
                                                                                                     8800 Tinicum Boulevard
                                                                                                           Suite 200
                                                                                                    Philadelphia, PA 19153

Provides facilities, equipment and personnel                                                Holds each Fund's assets, settles all
to carry out administrative services related                                                portfolio trades and collects most of
 to each Fund and calculates each Fund's NAV                                                   the valuation data required for
             and distributions.                                                             calculating each Fund's NAV per share.

                                                Distribution

                                                             DISTRIBUTOR

                                                Professional Funds Distributor, LLC.
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                   Distributes the Funds' shares.


                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     The Funds value their assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. ("PFPC") determines the daily net asset value ("NAV") per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to a Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each business day (i.e., a day that the Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares is $1,000. Additional investments in a Fund may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment. If you wish to purchase shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Funds, indicating the name and class of a Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular mail:          Overnight mail:
     [Balentine Funds]      [Balentine Funds]
     c/o PFPC Inc.          c/o PFPC Inc.
     P.O. Box 9828          101 Sabin Street
     Providence, RI 02940   Pawtucket, RI 02860-1427


     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in its or its shareholders best interest.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any business day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next business day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next business day if received after 4:00 p.m. Eastern time or on a non-business day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts; (ii) shares redeemed (A) via a systematic withdrawal plan approved by the adviser, (B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring, (E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (iii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position, including, primarily, the redemption fees set forth above and related exchanged fees set forth below. The Funds are not designed to accommodate market timing or short-term trading. Frequent trades into or out of a Fund in an effort to anticipate changes in market prices of that Fund's investment portfolio is generally referred to as "market timing". Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange orders by market timers or by those persons a Fund or the Distributor believes are engaging in similar trading activity.

     Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of a Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. Because certain of the Funds invest significantly in foreign securities traded on markets which close prior to when such Fund determines its net asset value, market timing can cause dilution in the value of such Fund's shares held by other shareholders. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does reflect the value of the underlying portfolio securities. While the Funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what are believed to be the fair value of the foreign securities, they may not be accurate. See "PRICING OF SHARES" for more information. Also, because some of the Funds invest in small cap equity securities, which may trade less frequently than larger capitalization securities, frequent trading in such Fund's shares to take advantage of the market pricing inefficiency of such small cap stocks, may result in dilution in the value of Fund shares held by long-term investors. Short-term trading in such small cap Funds may also increase expenses and reduce performance due to the difficulties in buying and selling less liquid small cap stocks.

     There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The ability of the Funds and their agents to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to the Funds or their agents regarding underlying beneficial owners of Fund shares.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your account number, your printed name and your signature and should be mailed with your signature guarantee to:

     Regular mail:          Overnight mail:
     [Balentine Funds]      [Balentine Funds]
     c/o PFPC Inc.          c/o PFPC Inc.
     P.O. Box 9828          101 Sabin Street
     Providence, RI 02940   Pawtucket, RI 02860-1427


     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so, however there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine in order to mitigate the risk of fraudulent acts. If such safeguards and procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount exceeds $1,000. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may also be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds shares.

     If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds until they believe that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your investment in a Fund falls below $500, you may be asked to increase your balance. If the account value is still below $500 after 60 days, your account may be closed and your proceeds sent to you. Your account will not be closed if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Service Shares of the following funds ("Wilmington Portfolios"):

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio


     Balentine Large Cap Equity Fund



     Balentine Mid Cap Equity Fund



     Balentine Small Cap Equity Fund


     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Wilmington Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "REDEMPTION OF SHARES" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Wilmington Portfolios, call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Wilmington Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of a Fund, except for the International Fund are declared and paid quarterly to you. Distributions from net investment income, if any, of the International Fund are declared and paid annually. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While a Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional shares, are generally taxable to you as ordinary income. You will be notified following the end of the calendar year of the amount of dividends and other distributions paid that year.

     Distributions of a net capital gain, if any, whether received in cash or reinvested in additional shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.


                            DISTRIBUTION ARRANGEMENTS


     Professional Funds Distributors, LLC ("Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

     The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of its Service Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of a Fund's Service Shares. Service activities provided by service providers under this plan include (a) establishing and maintaining shareholders accounts and records, (b) answering shareholders inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other services requested by shareholders of Service Shares.

SHARE CLASSES

     The Funds issue Institutional, Investor and Service Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Service Shares are offered to investors who use a financial intermediary to process transactions and are subject to a shareholder service fee.

                                    GLOSSARY

"CAP" OR MARKET CAPITALIZATION:

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

FUNDAMENTAL POLICY:

An investment policy that may not be changed or deviated from without shareholder approval.

FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

INDEX:

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

NET ASSET VALUE OR "NAV":

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

TOTAL RETURN:

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION: The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained free of charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time


     The Fund does not currently have an Internet web site. However, reports and information about the Funds (including the SAI and Annual and Semi-Annual Reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's Internet site at http://www.sec.gov. Such information can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

   The investment company registration number for WT Mutual Fund is 811-08648.

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

TABLE OF CONTENTS


                                   FUND DESCRIPTIONS
A look at the goals, strategies,      Summary..............................    1
risks, expenses and financial         Performance Information..............    3
history of the Funds.                 Fees and Expenses....................    5
                                      Example..............................    6
                                      Investment Objectives................    7
                                      Primary Investment Strategies........    7
                                      Additional Risk Information..........   10
                                      Financial Highlights.................   12

Details about the service          MANAGEMENT OF THE FUNDS
providers.                            Investment Adviser...................   14
                                      Fund Managers........................   14
                                      Service Providers....................   17

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares....................   18
closing an account in the Funds.      Purchase of Shares...................   18
                                      Redemption of Shares.................   19
                                      Exchange of Shares...................   21
                                      Distributions........................   22
                                      Taxes................................   22

Details on the Funds'              DISTRIBUTION ARRANGEMENTS
share classes.                        Share Classes........................   23

                                   GLOSSARY................................   24

                                   FOR MORE INFORMATION....................   25


For information about key terms and concepts, please refer to the "Glossary."

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                              INSTITUTIONAL SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives    The ROXBURY MID CAP FUND (the "Mid Cap Fund") seeks
                         superior long-term growth of capital.

                         The ROXBURY SMALL CAP GROWTH FUND (the "Small Cap
                         Fund") and the ROXBURY MICRO CAP FUND (the "Micro Cap
                         Fund") seek to achieve long-term capital appreciation.

Investment Focus         Equity (or related) securities

Share Price Volatility   High

Principal Investment     The MID CAP FUND invests, under normal market
Strategies               conditions, at least 80% of its assets in securities of
                         companies with market capitalizations, at the time of
                         purchase, consistent with the capitalization ranges of
                         the Russell MidCap and S&P MidCap 400 Indices.

                         The SMALL CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                         The MICRO CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, under $1 billion.

                         The Funds may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Funds may also invest in foreign securities, including
                         American Depositary Receipts.

Principal Risks          An investment in a Fund is subject to the risks
                         summarized below, which are further described under
                         "Additional Risk Information."

                         - It is possible to lose money by investing in the Funds. There is no guarantee that the stock market or the securities that a Fund buys will increase in value.

                         - The Funds' share prices will fluctuate in response to changes in the market value of the Funds' underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                         - The Funds are subject to greater volatility than funds that invest in large cap companies. Mid cap, small cap and micro cap companies may be more vulnerable than large cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, may suffer significant losses.

                         - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                         - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                         - The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives.

                         - The performance of the Funds will depend on whether or not the investment adviser is successful in pursuing the Funds' investment strategies.

                         - The Funds are also subject to other risks which are described under "Additional Risk Information."

Investor Profile         Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for
                         the possibility of higher returns.

PERFORMANCE INFORMATION

                              ROXBURY MID CAP FUND

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell MidCap Growth Index, which is a broad measure of market performance. The performance shown is for the Investor Shares (formerly, Class A Shares) of the Fund, as the Institutional Share Class has not had a full year of performance as of the date of this prospectus. Returns of Institutional Shares will differ to the extent that they have different expenses. Specifically, Investor Shares are subject to a 0.25% shareholder service fee. Total returns for Investor Shares would have been lower than shown below had certain fees and expenses not been waived and/or reimbursed. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

       Returns
       -------
2001     3.16%
2002   -31.29%
2003    45.25%
2004    13.30%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%



BEST QUARTER   WORST QUARTER
------------   -------------



INVESTOR CLASS

                                                                          SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004           1 YEAR   (DECEMBER 14, 2000)
----------------------------------------------------           ------   -------------------
Before Taxes                                                    13.30%         3.77%
After Taxes on Distributions(1,2)                               13.27%         3.60%
After Taxes on Distributions and Sales of Fund Shares(1,2)       8.68%         3.12%
Russell Midcap Growth Index (reflects no deduction for fees,    15.48%        (1.06)%
    expenses or taxes)(3)

(1) These figures assume the reinvestment of dividends and capital gain distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate mid-cap growth manager's opportunity set.

                          ROXBURY SMALL CAP GROWTH FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000 Growth Index, which is a broad measure of market performance. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE YEAR   RETURNS
----------------   -------
      2004          7.55%


       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2005: ____%



BEST QUARTER   WORST QUARTER
------------   -------------




INSTITUTIONAL SHARES


                                                                        SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004          1 YEAR   (JANUARY 2, 2003)
----------------------------------------------------          ------   -----------------
Return Before Taxes                                            7.55%         33.93%
Return After Taxes on Distributions(1)                         6.80%         32.86%
Return After Taxes on Distributions and Sale of Shares(1)      4.91%         28.75%
Russell 2000 Growth Index (reflects no deductions for fees,
   expenses or taxes)(2)                                      14.31%         21.02%


----------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager's opportunity set.

                             ROXBURY MICRO CAP FUND


     The Micro Cap Fund was first offered on December 29, 2004 and has less than one full calendar year of performance. Therefore no performance information is available.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                       Institutional Shares
                                                                                 -------------------------------
                                                                                 Mid Cap Fund &
                                                                                 Small Cap Fund   Micro Cap Fund
                                                                                 --------------   --------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering
   price)                                                                           None             None
Maximum deferred sales charge                                                       None             None
Maximum sales charge imposed on reinvested dividends (and other distributions)      None             None
Redemption fee(a)                                                                   1.00%(a)         2.00%(b)
Exchange fee(a)                                                                     1.00%(a)         2.00%(b)



(a) Institutional Shares of the Mid Cap and Small Cap Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.



(b) Institutional Shares of the Micro Cap Fund are subject to a 2.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                [Expense Information to be updated by amendment]



                                  Mid Cap Fund   Small Cap Fund   Micro Cap Fund
                                  ------------   --------------   --------------
Management fees(1)                  0.75%            1.00%           1.50%
Distribution (12b-1) fees           None             None            None
Other expenses(2)                   2.75             0.31           89.25%
TOTAL ANNUAL OPERATING EXPENSES     3.50             1.31           90.75%
Waivers/Reimbursements             (2.20)%(3,4)     (0.00)%(4)     (88.50)%(3,4)
TOTAL NET EXPENSES                  1.30%(3,4)       1.31%(4)        2.25%(3,4)


(1) The Mid Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Small Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of the Fund's average daily net assets in excess of $2 billion. The Micro Cap Fund pays Roxbury a monthly fee at the annual rate of 1.50% of the Fund's average daily net assets.


(2) "Other expenses" have been restated to reflect current fees based on a small asset base. As assets increases, there should be a reduction in other expenses.



(3) The Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid Cap Fund, Small Cap Fund and Micro Cap Fund to limit the total annual operating expenses to 1.30%, 1.75% and 2.25%, respectively. The respective waivers will remain in effect through November 30, 2015 for the Mid Cap Fund, January 1, 2006 for the Small Cap Fund and December 31, 2016 for the Micro Cap Fund.



(4) The administrator and accounting agent has a contractual obligation through September 2007 to waive certain flat rate fees associated with the Funds, where a Class' average daily net assets is below $25 million. As a percentage of average net assets for the fiscal year ended June 30, 2005, these fees to equal __ __ and __ of the Mid Cap Fund, the Small Cap Fund and Micro Cap Fund, respectively.

EXAMPLE

     This example is intended to help you compare the cost of investing in Institutional Shares of a Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


               [Expense Information to be provided by amendment]



INSTITUTIONAL SHARES   1 Year   3 Years   5 Years   10 Years
--------------------   ------   -------   -------   --------
Mid Cap Fund              $        $        $         $
Small Cap Fund            $        $        $         $
Micro Cap Fund            $        $*        n/a       n/a



----------
* The expense example for 3 Years is based on estimated assets of the Micro Cap Fund and does not reflect estimated growth in assets.


     The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

     The ROXBURY MID CAP FUND seeks superior long-term growth of capital. Each of the ROXBURY SMALL CAP GROWTH FUND and the ROXBURY MICRO CAP FUND seeks to achieve long-term capital appreciation.

     The investment objective of the Mid Cap Fund and the Small Cap Fund may not be changed without shareholder approval. The investment objective of the Micro Cap Fund may be changed without shareholder approval upon sixty (60) days written notice to shareholders.

     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The ROXBURY MID CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related equity securities):

     - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid cap company")

     -    securities convertible into mid cap companies

     -    options on common stock or options on stock indices


     The Fund invests in high quality, growing companies trading at reasonable valuations. It looks for seasoned businesses that can continue to grow in a variety of environments, experienced management teams, and emerging new leaders in technology and other industries. Such companies generally have favorable competitive positions, strong financials, and a commitment to enhancing shareholder value. Other common characteristics of the Fund's portfolio holdings include: effective management teams, proprietary technologies, free cash flow generation, low cost production, and high barriers to entry.



     The investment process is designed to produce a portfolio of relatively predictable companies with above-average and sustainable growth rates, strong financial strength, high returns of equity, and favorable valuation metrics.



     All holdings are monitored closely. Holdings may be sold when companies become overvalued, more attractive investments are identified, poor relative price performance persists, and/or the fundamentals have weakened.



     Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of the Fund's investment. As of September 30, 2005, the range of market capitalization of companies that are in the Russell Midcap and S&P MidCap 400 Indices ("Indices") was between $___ million and $___ billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.


     The ROXBURY SMALL CAP GROWTH FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related securities):

     - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Indices ("small cap companies")

     - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

     -    options on indices of the common stock of small cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts


     The research process for this Fund begins by screening a universe of stocks with market capitalizations of less than $2 billion and expected future earnings growth of greater than 15%. The managers then perform fundamental analysis to identify companies with the following characteristics: growing revenues, stable or expanding margins, low debt levels, solid cash flows, and high or potentially high returns on capital. Additional research is applied to the most promising candidates to uncover those companies with solid management that has executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market.



     A stock becomes a purchase candidate only if the portfolio managers are convinced there is a catalyst in place to provide for at least 15% stock price appreciation over the next 12 months.



     The fund maintains a portfolio of approximately 60-90 stocks, which is constructed with the overall goal of mitigating risk. Stock positions are limited to a maximum 5% weighting and sector concentrations are +/- 15% of the sector weightings of the benchmark index (Russell 2000 Growth Index).



     Stocks are sold for undervaluation, when the fundamentals weaken or if poor relative price performance persists.



     Small cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Indices at the time of the Fund's investment. As of September 30, 2005, the range of market capitalizations represented by companies in these indices was between $____ million and $___ billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in other capitalizations ranges.


     The ROXBURY MICRO CAP FUND, under normal market conditions, will invest at least 80% of its assets in the following equity (or related securities):

     - common stocks of companies that have a market capitalization which, at the time of purchase, is under $1 billion. ("micro cap companies")

     - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of micro cap companies

     -    options on indices of the common stock of micro cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of micro cap companies, and options upon such futures contracts


     There are typically two types of companies that populate the micro-cap space. The first are new, young businesses in dynamic industries that have developed a new product or are leading a new industry from which there is the expectation for significant growth over a multi-year period. Second are special situations, which are usually more established companies that have faced difficulties in the past for which the Fund's manager has identified a catalyst that may lead to a restructuring. While the majority of the Fund is invested in the former category, approximately 20-25% is placed in these fallen angels, which often offer unique opportunities.



     Research ideas are generated through a variety of channels, including industry and analyst contacts, trade publications, past experience through years of managing money in this space, and being alert to trends in our world. The ideas are then combined with an assessment of the business through scrutinizing the company's balance sheet strength, financial ratios, and trends. A stock becomes a purchase candidate only if the Fund's manager believes it has the potential to appreciate by at least 50% over the next 24 months. Company management, competition, and the industry is then further evaluated to make a final decision.



     The micro-cap market, by definition, is highly inefficient. The Fund attempts to take advantage of this by buying stocks that others have abandoned or that have otherwise gone unnoticed.



     Stocks are sold if they become overvalued, if the fundamentals of the business deteriorate, or if a better investment opportunity emerges. Positions are also trimmed if the size or sector weighting grows beyond acceptable limits.


     Micro cap companies are those whose capitalization is under $1 billion at the time of the Fund's investment. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a micro market capitalization for purposes of the 80% policy. The Fund is not limited to only micro cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in higher capitalization ranges.

     The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

     ALL FUNDS. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.


     The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded.



     At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

     The frequency of fund transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

     The Funds also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our SAI.

     - SMALL COMPANY RISK: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Micro cap, small cap and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

     - MICRO CAP RISK: Investments by the Micro Cap Fund in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average are subject to additional risks. Micro cap companies may have relatively small revenues, limited or very focused product lines, and small shares of the market for their products or services or very large shares of an emerging market. These companies may lack depth of management, they may be unable to internally generate the funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses and investments in such companies will be volatile and are therefore speculative. Historically, micro cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro and small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Micro Cap Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

     - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

     - CURRENCY RISK. The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Funds.

     - IPO RISK: The Funds may purchase securities of companies engaged in their initial public offerings (IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.


     - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.


     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand a Fund's financial performance since inception. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). Financial highlights for the periods ended June 30, 2003, 2004 and 2005 have been audited by _________________, whose report, along with each Fund's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.


SMALL CAP FUND(2) - INSTITUTIONAL SHARES


                                                                 For the
                                                           Fiscal Years Ended     For the Period
                                                                 June 30        January 2, 2003(1)
                                                           ------------------         through
                                                            2005     2004         June 30, 2003
                                                            ----   -------      ------------------
NET ASSET VALUE - BEGINNING OF PERIOD...................           $ 12.76            $10.00
                                                            ----   -------            ------
INVESTMENT OPERATIONS:
      Net investment loss(3)............................             (0.25)            (0.09)
      Net realized and unrealized gain on investments...              4.64              2.85
                                                            ----   -------            ------
         Total from investment operations...............              4.39              2.76
                                                            ----   -------            ------
DISTRIBUTIONS:
     From net realized gains............................             (0.40)               --
                                                            ----   -------            ------

NET ASSET VALUE - END OF PERIOD.........................           $ 16.75            $12.76
                                                            ====   =======            ======

TOTAL RETURN............................................             34.67%            27.60%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(4)
   Expenses:
   Including expense limitations........................              1.69%             1.75%*
      Excluding expense limitations.....................              1.79%             9.13%*
      Net investment loss...............................             (1.53)%           (1.45)%*
Portfolio turnover rate.................................               172%               86%**
Net assets at end of period (000 omitted)...............           $50,317            $8,835


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) Effective May 4, 2004, the Wilmington Small Cap Growth Portfolio changed its name to the Roxbury Small Cap Growth Fund.

(3) The net investment loss per share was calculated using average shares outstanding method.

(4) For the periods presented, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series.

MICRO CAP FUND - INSTITUTIONAL SHARES


                                                          For the Period
                                                       December 29, 2004(1)
                                                              through
                                                           June 30, 2005
                                                       --------------------
NET ASSET VALUE - BEGINNING OF PERIOD...............
                                                       --------------------
INVESTMENT OPERATIONS:
   Net unrealized appreciation of investments.......
                                                       --------------------
      Total from investment operations..............
                                                       --------------------
NET ASSET VALUE - END OF PERIOD.....................
                                                       ====================
TOTAL RETURN........................................

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   EXPENSES:
      Including expense limitations.................
      Excluding expense limitations.................
      Net investment income (loss)..................
Portfolio turnover rate.............................
Net Assets At End of Period (000 Omitted)...........


*    Annualized.

**   Not Annualized.

(1)  Commencement of operations.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

INVESTMENT ADVISER


     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of September 30, 2005, Roxbury had assets under management of approximately $___ billion.



      For the fiscal year ended June 30, 2005, Roxbury received, after waivers and/or reimbursements, an advisory fee of 0.00%, 0.00% and 1.00% of the average daily net assets of the Mid Cap Fund, Small Cap Fund and Micro Cap Fund respectively. Roxbury may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from a Fund. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Roxbury is available in the Funds' Annual Report dated June 30, 2005.


FUND MANAGERS


     Each Fund manager's business experience and educational background is provided below. The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the managers' ownership of securities in the Funds.


ROXBURY MID CAP FUND

     ALFRED J. LOCKWOOD, CPA, CFA is the portfolio manager of the Mid Cap Fund and is also responsible for general research on small to mid cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid cap strategies. He is co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

ROXBURY SMALL CAP GROWTH FUND

     The day-to-day management of the Fund is the responsibility of Roxbury's Small Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

     STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has twelve years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Fund Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force. He has a B.S. from the US Air Force Academy and an MBA from Golden Gate University.



     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an MBA from UCLA.



     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from University of Virginia and an MBA from Harvard University.


ROXBURY MICRO CAP FUND


     LAURIE BURSTEIN, PhD, CFA is responsible for the day-to-day management of the Micro Cap Fund. Ms. Burstein joined Roxbury in April 2004 to lead the micro cap equity strategy bringing fourteen years of investment management and research experience. She founded Oakwood Capital Management, Inc. ("Oakwood") in 1996 and began managing client assets in the micro cap equity strategy in January 1997. Prior to founding Oakwood, Ms. Burstein was a portfolio manager at Society Hill Capital where she managed a small capitalization growth stock portfolio. She also served as the firm's Director of Research. Ms. Burstein started her investment management career at Provident Mutual Management Company where she managed a balanced mutual fund, served as an assistant portfolio manager for the company's Growth Fund and provided research analysis to all funds in eight consumer industry groups. She has a B.S. from the University of Pennsylvania, a Ph.D. in Psychology from Temple University, and an M.B.A from the Wharton School of Business.


     Micro Cap Fund Manager's Prior Performance

     Shown below is performance information for a composite of separate accounts (the "Composite") managed by the Micro Cap Fund's portfolio manager, Ms. Burstein, since January 1997 using a micro cap strategy with substantially similar investment objective, policies and strategies. For the periods for which performance information is provided, no other person played a significant role in managing the Composite. At December 31, 2004, the Composite consisted of 18 accounts and $3.14 million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Micro Cap Fund or the return you might achieve by investing in that Fund.

     YOU SHOULD NOT RELY ON THE FOLLOWING PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE ADVISER OR OF THE MICRO CAP FUND.

     Among other reasons, the Micro Cap Fund's results may be different because of differences in fees and expenses, and the accounts in the Composite are not subject to the same types of expenses to which the Micro Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Micro Cap Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

        TOTAL RETURN OF COMPOSITE OF SIMILARLY MANAGED MICRO CAP ACCOUNTS

                        Composite      Composite    Russell 2000
                      Gross of Fees   Net of Fees      Growth      Russell 2000
                      -------------   -----------   ------------   ------------
1 year to 12/31/04        19.27%         18.01%        14.31%         18.33%
3 years to 12/31/04       16.75%         15.10%         5.79%         11.48%
5 years to 12/31/04       14.21%         12.57%        -3.57%          6.61%
7 years to 12/31/04       21.16%         19.58%        -2.73%          7.20%

Please read the following important notes concerning the Composite:

1. The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the micro cap strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) are shown after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor).

2. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3. If the Micro Cap Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated in accordance with the CFA Institute (formerly the Association for Investment Management and Research ("AIMR")) mutual fund performance calculation methodology but not in accordance with SEC-mandated mutual fund performance calculation methodology. The CFA Institute has not been involved in the preparation or review of this information. Results may have been different if the SEC methodology had been used instead of the AIMR methodology. Past performance is not an indication of future results.

4. The Russell 2000 Index is a passive index that includes the smallest 2,000 stocks in the Russell 3000 Index as measured by market capitalization, to determine their growth or value characteristics. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index. The indices reflect the reinvestment of dividends but do not reflect fees, brokerage commissions or other expenses of investing. You cannot invest in an index.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                      Shareholder
Management                                                                                 Services

             INVESTMENT ADVISER                                                                         TRANSFER AGENT

       Roxbury Capital Management LLC                                                                     PFPC Inc.
  100 Wilshire Boulevard, Suite 1000 Santa                                                              760 Moore Road
              Monica, CA 90401                                                                    King of Prussia, PA 19406

       Manages the Funds' business and                                                     Handles shareholder services, including
           investment activities.                                                           recordkeeping and statements, payment
                                                                                            of distributions and processing of buy
                                                                                                      and sell requests.

                                                           WT MUTUAL FUND

                                                        ROXBURY MID CAP FUND

                                                    ROXBURY SMALL CAP GROWTH FUND

                                                       ROXBURY MICRO CAP FUND

Fund                                                                                       Asset
Operations                                                                                 Safe Keeping

              ADMINISTRATOR AND                                                                           CUSTODIAN
              ACCOUNTING AGENT

                  PFPC Inc.                                                                        Wilmington Trust Company
            301 Bellevue Parkway                                                                   1100 North Market Street
            Wilmington, DE 19809                                                                     Wilmington, DE 19890

Provides facilities, equipment and personnel                                                 Holds the Funds' assets, settles all
to carry out administrative services related                                                 Fund trades and collects most of the
 to the Funds and calculates the Funds' NAV                                                valuation data required for calculating
             and distributions.                                                                    the Funds' NAV per share

                                                 Distribution

                                                             DISTRIBUTOR

                                                 Professional Funds Distributor, LLC
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                   Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Institutional Shares is $100,000. Additional investments may be made in any amount. You may purchase shares as specified below.

     Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

     The Funds reserve the right to change the criteria for eligible investors and investment minimums.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular mail:          Overnight mail:
     Roxbury Funds          Roxbury Funds
     c/o PFPC Inc.          c/o PFPC Inc.
     P.O. Box 9828          101 Sabin Street
     Providence, RI 02940   Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Funds and 2.00% for the Micro Cap Fund on the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% in the case of the Mid Cap and Small Cap Funds and 2.00% in the case of the Micro Cap Fund of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Roxbury Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser,
(B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Roxbury Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can (i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

     IF YOU INTEND TO TRADE FREQUENTLY OR USE MARKET TIMING INVESTMENT STRATEGIES, YOU SHOULD NOT PURCHASE SHARES OF THE FUNDS.

     The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.


     The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to it at the time and may consider trading activity in multiple accounts under common ownership, control or influence.


     When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.

     The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and a Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name and class, your account number and your name. The written instructions and signature guarantee should be mailed to:

     Regular mail:          Overnight mail:
     Roxbury Funds          Roxbury Funds
     c/o PFPC Inc.          c/o PFPC Inc.
     P.O. Box 9828          101 Sabin Street
     Providence, RI 02940   Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

     If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Institutional Shares of the following funds ("Roxbury Funds"):

     Roxbury Mid Cap Fund

     Roxbury Small Cap Growth Fund

     Roxbury Micro Cap Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $100,000.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Funds and 2.00% for the Micro Cap Fund on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the Roxbury Funds, you may call (800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Funds may invest in securities that earn interest exempt from Federal income tax, the Funds invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. The Funds will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     A Fund's distribution of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Funds anticipate the distribution of net capital gain.

     It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                            DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Institutional Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Roxbury may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.

SHARE CLASSES

     Each Fund issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

NET ASSET VALUE OR "NAV:

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

     The Roxbury Funds
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 497-2960
     9:00 a.m. to 5:00 p.m. Eastern time


The Funds' SAI and annual and semi-annual reports are also available, free of charge, at http://www.RoxburyFunds.com. Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-497-2960.

            The investment company registration number is 811-08648.

                              ROXBURY MID CAP FUND*

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES


                        PROSPECTUS DATED NOVEMBER 1, 2005


     This prospectus contains important information about these mutual funds, including information on their investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

* Investor Shares of the Roxbury Mid Cap Fund offered in this prospectus were previously classified as Class A Shares.

TABLE OF CONTENTS


                                   FUND DESCRIPTIONS
A look at the goals, strategies,      Summary..............................    1
risks, expenses and financial         Performance Information..............    3
history of the Funds.                 Fees and Expenses....................    5
                                      Example..............................    6
                                      Investment Objectives................    7
                                      Primary Investment Strategies........    7
                                      Additional Risk Information..........    9
                                      Financial Highlights.................   11

Details about the service          MANAGEMENT OF THE FUNDS
providers.                            Investment Adviser...................   13
                                      Fund Managers........................   13
                                      Service Providers....................   16

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and              Pricing of Shares....................   17
closing an account in the Funds.      Purchase of Shares...................   17
                                      Redemption of Shares.................   18
                                      Exchange of Shares...................   20
                                      Distributions........................   21
                                      Taxes................................   21

Details on the Funds'              DISTRIBUTION ARRANGEMENTS
share classes.                     Shareholder Service Plan................   22
                                      Share Classes........................   22

                                   GLOSSARY................................   23

                                   FOR MORE INFORMATION....................   24


For information about key terms and concepts, please refer to the "Glossary."

                              ROXBURY MID CAP FUND

                          ROXBURY SMALL CAP GROWTH FUND

                             ROXBURY MICRO CAP FUND

                                 INVESTOR SHARES

                                FUND DESCRIPTIONS

SUMMARY

Investment Objectives    The ROXBURY MID CAP FUND (the "Mid Cap Fund") seeks
                         superior long-term growth of capital.

                         The ROXBURY SMALL CAP GROWTH FUND (the "Small Cap
                         Fund") and the ROXBURY MICRO CAP FUND (the "Micro Cap
                         Fund") seek to achieve long-term capital appreciation.

Investment Focus         Equity (or related) securities

Share Price Volatility   High

Principal Investment     The MID CAP FUND invests, under normal market
Strategies               conditions, at least 80% of its assets in securities of
                         companies with market capitalizations, at the time of
                         purchase, consistent with the capitalization ranges of
                         the Russell MidCap and S&P MidCap 400 Indices.

                         The SMALL CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of the Russell 2000 and S&P SmallCap 600 Indices.

                         The MICRO CAP FUND invests, under normal market conditions, at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, under $1 billion.

                         The Funds may invest in securities (including preferred stock, warrants and debentures) convertible into or exercisable for common stock and certain option and financial futures contracts ("derivatives"). The Funds may also invest in foreign securities, including
                         American Depositary Receipts.

Principal Risks          An investment in a Fund is subject to the risks
                         summarized below, which are further described under
                         "Additional Risk Information."

                         - It is possible to lose money by investing in the Funds. There is no guarantee that the stock market or the securities that a Fund buys will increase in value.

                         - The Funds' share prices will fluctuate in response to changes in the market value of the Funds' underlying investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                         - The Funds are subject to greater volatility than funds that invest in large cap companies. Mid cap, small cap and micro cap companies may be more vulnerable than large cap companies to adverse business or economic developments, their securities may be less liquid and more volatile than securities of larger companies, may suffer significant losses.

                         - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                         - Investments in a foreign market are subject to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.

                         - The use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in securities underlying those derivatives. These risks may cause a Fund to experience higher losses than a fund that does not use derivatives.

                         - The performance of the Funds will depend on whether or not the investment adviser is successful in pursuing the Funds' investment strategies.

                         - The Funds are also subject to other risks which are described under "Additional Risk Information."

Investor Profile         Investors who want the value of their investment to
                         grow and who are willing to accept more volatility for
                         the possibility of higher returns.

PERFORMANCE INFORMATION

                              ROXBURY MID CAP FUND

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the performance of the Fund's Investor Shares (formerly, Class A Shares) from calendar year to calendar year and by showing how the Fund's average annual returns for one year and since inception, both before and after taxes, compared with those of the Russell MidCap Growth Index, which is a broad measure of market performance. The Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

           ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS SINCE INCEPTION

                               (PERFORMANCE GRAPH)

              Returns
              -------
   2001         3.16%
   2002       -31.29%
   2003        45.25%
   2004        13.30%


         CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF _______, 2005: _____%



BEST QUARTER   WORST QUARTER
------------   -------------



INVESTOR SHARES*

                                                                          Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004           1 Year   (December 14, 2000)
----------------------------------------------------           ------   -------------------
Before Taxes                                                   13.30%          3.77%
After Taxes on Distributions(1,2)                              13.27%          3.60%
After Taxes on Distributions and Sales of Fund Shares(1,2)      8.68%          3.12%
Russell Midcap Growth Index (reflects no deduction for fees,
   expenses or taxes)(3)                                       15.48%         (1.06)%

*    Formerly, Class A Shares.

(1) These figures assume the reinvestment of dividends and capital gain distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate mid-cap growth manager's opportunity set.

                          ROXBURY SMALL CAP GROWTH FUND

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund for the past calendar year and show how the average annual total returns for one year and since inception, before and after taxes, compare with those of the Russell 2000 Growth Index, which is a broad measure of market performance. The performance shown is for the Institutional Shares of the Fund, as the Investor Share Class commenced operations on September 30, 2004 and do not yet have a full calendar year of performance. Returns of Investor Shares will differ to the extent that they have different expenses. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                 ANNUAL TOTAL RETURN FOR THE PAST CALENDAR YEAR

                               (PERFORMANCE GRAPH)

PERFORMANCE
   YEAR       RETURNS
-----------   -------
    2004       7.55%


        CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF ________, 2005: ______%



BEST QUARTER   WORST QUARTER
------------   -------------



INSTITUTIONAL SHARES


                                                                                              Since Inception
AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004                                1 Year   (January 2, 2003)
----------------------------------------------------                                ------   -----------------
Return Before Taxes                                                                  7.55%         33.93%
Return After Taxes on Distributions(1)                                               6.80%         32.86%
Return After Taxes on Distributions and Sale of Shares(1)                            4.91%         28.75%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)(2)   14.31%         21.02%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager's opportunity set.

                             ROXBURY MICRO CAP FUND


     The Micro Cap Fund was first offered on December 29, 2004 and has less than one full calendar year of performance. Therefore no performance information is available.


FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Funds.


                                                                  Investor Shares*
                                                             --------------------------
                                                             Mid Cap & Small     Micro
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       Cap Fund      Cap Fund
----------------------------------------------------------   ---------------   --------
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                           None          None
Maximum deferred sales charge                                    None          None
Maximum sales charge imposed on reinvested dividends
   (and other distributions)                                     None          None
Redemption fee(a)                                                1.00%(a)      2.00%(b)
Exchange fee(a)                                                  1.00%(a)      2.00%(b)


*    Formerly, Class A Shares.

(a) Investor Shares of the Mid Cap and Small Cap Funds are subject to a 1.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

(b) Investor Shares of the Micro Cap Fund are subject to a 2.00% redemption fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


               [Expense Information to be provided by amendment]



                                  Mid Cap Fund   Small Cap Fund   Micro Cap Fund
                                  ------------   --------------   --------------
Management fees(1)                 0.75%            1.00%           1.50%
Distribution (12b-1) fees          None             None            None
Shareholder service fees           0.25%            0.25%           0.25%
Other expenses(2)                  3.73%            0.73%          44.64%
TOTAL ANNUAL OPERATING EXPENSES    4.73%            1.98%          46.39%
Waivers/Reimbursements            (3.18)%(3, 4)    (0.02)%(3)     (43.89)%(3, 4)
TOTAL NET EXPENSES                 1.55%(3, 4)      1.96%(3)        2.50%(3, 4)


(1) The Mid Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 0.75% of the Fund's first $1 billion of average daily net assets; 0.70% of the next $1 billion of average daily net assets; and 0.65% of the Fund's average daily net assets in excess of $2 billion. The Small Cap Fund pays Roxbury a monthly advisory fee at the annual rate of 1.00% of the Fund's first $1 billion of average daily net assets; 0.95% of the next $1 billion of average daily net assets; and 0.90% of the Fund's average daily net assets in excess of $2 billion. The Micro Cap Fund pays Roxbury a monthly fee at the annual rate of 1.50% of the Fund's average daily net assets.

(2)  "Other expenses" have been restated to reflect current fees.


(3) The Adviser has a contractual obligation to waive a portion of its fees and assume certain expenses of the Mid Cap Fund and the Micro Cap Fund to limit the total annual operating expenses to 1.55% and 2.50%, respectively. The respective waivers will remain in effect through November 30, 2015 for the Mid Cap Fund and December 31, 2016 for the Micro Cap Fund.



(4) The administrator and accounting agent has a contractual obligation through September 2007 to waive certain flat rate fees associated with the Funds, where a Class' average daily net assets is below $25 million. As a percentage of average net assets for the fiscal year ended June 30, 2005, these fees have been estimated to equal ___%, ___%, and ___% of the Mid
     Cap Fund, the Small Cap Fund and Micro Cap Fund, respectively.

EXAMPLE

     This example is intended to help you compare the cost of investing in Investor Shares of a Fund with the cost of investing in other mutual funds. The example below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     -    you reinvested all dividends and other distributions;

     -    the average annual return was 5%;

     - a Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

     -    you redeemed all of your investment at the end of each time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


                [Expense Information to be updated by amendment]



INVESTOR SHARES   1 Year   3 Years   5 Years   10 Years
---------------   ------   -------   -------   --------
Mid Cap Fund         $       $         $          $
Small Cap Fund       $       $         $          $
Micro Cap Fund       $       $ *       n/a        n/a



* The expense example for 3 Years is based on estimated assets of the Micro Cap Fund and does not reflect estimated growth in assets.


The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

INVESTMENT OBJECTIVE

     The ROXBURY MID CAP FUND seeks superior long-term growth of capital. Each of the ROXBURY SMALL CAP GROWTH FUND and the ROXBURY MICRO CAP FUND seeks to achieve long-term capital appreciation.

     The investment objective of the Mid Cap Fund and the Small Cap Fund may not be changed without shareholder approval. The investment objective of the Micro Cap Fund may be changed without shareholder approval upon sixty (60) days written notice to shareholders.

     There is no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

     The ROXBURY MID CAP FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related equity securities):

     - common stocks of corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Fund's assets, at the time of purchase, have a market capitalization consistent with the capitalization ranges of the Russell Midcap and S&P MidCap 400 Indices ("mid cap company")

     -    securities convertible into mid cap companies

     -    options on common stock or options on stock indices


     The Fund invests in high quality, growing companies trading at reasonable valuations. It looks for seasoned businesses that can continue to grow in a variety of environments, experienced management teams, and emerging new leaders in technology and other industries. Such companies generally have favorable competitive positions, strong financials, and a commitment to enhancing shareholder value. Other common characteristics of the Fund's portfolio holdings include: effective management teams, proprietary technologies, free cash flow generation, low cost production, and high barriers to entry.

     The investment process is designed to produce a portfolio of relatively predictable companies with above-average and sustainable growth rates, strong financial strength, high returns of equity, and favorable valuation metrics.

     All holdings are monitored closely. Holdings may be sold when companies become overvalued, more attractive investments are identified, poor relative price performance persists, and/or the fundamentals have weakened.



     Mid-cap companies are those whose capitalization is consistent with the capitalization range of the Russell Midcap and S&P MidCap 400 Indices at the time of the Fund's investment. As of September 30, 2005, the range of market capitalization of companies that are in the Russell Midcap and S&P MidCap 400 Indices ("Indices") was between $__ million and $__ billion. As market conditions change, so will the capitalizations of the companies that make up the Indices. The investment adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the Indices. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a mid cap market capitalization for purposes of the 80% policy. The Fund is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies within larger or smaller capitalizations.


     The ROXBURY SMALL CAP GROWTH FUND, under normal market conditions, invests at least 80% of its assets in the following equity (or related securities):

     - common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is consistent with the capitalization ranges of the S&P SmallCap 600 and Russell 2000 Indices ("small cap companies")

     - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of small cap companies

     -    options on indices of the common stock of small cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of small cap companies, and options upon such futures contracts


     The research process for this Fund begins by screening a universe of stocks with market capitalizations of less than $2 billion and expected future earnings growth of greater than 15%. The managers then perform fundamental analysis to identify companies with the following characteristics: growing revenues, stable or expanding margins, low debt levels, solid cash flows, and high or potentially high returns on capital. Additional research is applied to the most promising candidates to uncover those companies with solid management that has executed well over time, strengthening competitive positions, and positive business and market trends. A valuation analysis is then performed to see whether the stock is attractively priced relative to its industry, historical range, and the overall market.

     A stock becomes a purchase candidate only if the portfolio managers are convinced there is a catalyst in place to provide for at least 15% stock price appreciation over the next 12 months.

     The fund maintains a portfolio of approximately 60-90 stocks, which is constructed with the overall goal of mitigating risk. Stock positions are limited to a maximum 5% weighting and sector concentrations are +/- 15% of the sector weightings of the benchmark index (Russell 2000 Growth Index).

     Stocks are sold for undervaluation, when the fundamentals weaken or if poor relative price performance persists.



     Small cap companies are those whose capitalizations are consistent with the market capitalizations of companies in the S&P SmallCap 600 and Russell 2000 Indices at the time of the Fund's investment. As of September 30, 2005, the range of market capitalizations represented by companies in these indices was between $___ million and $___ billion. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a small market capitalization for purposes of the 80% policy. The Fund is not limited to only small cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in other capitalizations ranges.


     The ROXBURY MICRO CAP FUND, under normal market conditions, will invest at least 80% of its assets in the following equity (or related securities):

     - common stocks of companies that have a market capitalization which, at the time of purchase, is under $1 billion. ("micro cap companies")

     - options on, or securities convertible (such as convertible preferred stock, convertible bonds, warrants and debentures) into, the common stock of micro cap companies

     -    options on indices of the common stock of micro cap companies

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of micro cap companies, and options upon such futures contracts


     There are typically two types of companies that populate the micro-cap space. The first are new, young businesses in dynamic industries that have developed a new product or are leading a new industry from which there is the expectation for significant growth over a multi-year period. Second are special situations, which are usually more established companies that have faced difficulties in the past for which the Fund's manager has identified a catalyst that may lead to a restructuring. While the majority of the Fund is invested in the former category, approximately 20-25% is placed in these fallen angels, which often offer unique opportunities.

     Research ideas are generated through a variety of channels, including industry and analyst contacts, trade publications, past experience through years of managing money in this space, and being alert to trends in our world. The ideas are then combined with an assessment of the business through scrutinizing the company's balance sheet strength, financial ratios, and trends. A stock becomes a purchase candidate only if the Fund's manager believes it has the potential to appreciate by at least 50% over the next 24 months. Company management, competition, and the industry is then further evaluated to make a final decision.

     The micro-cap market, by definition, is highly inefficient. The Fund attempts to take advantage of this by buying stocks that others have abandoned or that have otherwise gone unnoticed.

     Stocks are sold if they become overvalued, if the fundamentals of the business deteriorate, or if a better investment opportunity emerges. Positions are also trimmed if the size or sector weighting grows beyond acceptable limits.


     Micro cap companies are those whose capitalization is under $1 billion at the time of the Fund's investment. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, a company whose capitalization no longer meets this definition after purchase continues to be considered to have a micro market capitalization for purposes of the 80% policy. The Fund is not limited to only micro cap companies and under normal market conditions may invest up to 20% of its assets in stocks of companies in higher capitalization ranges.

     The 80% policy of each Fund may be changed upon sixty (60) days written notice to shareholders.

     ALL FUNDS. The investment adviser selects securities that it believes exhibit strong growth characteristics. The investment adviser uses a bottom up approach to identify new investment opportunities and to evaluate existing investments on an ongoing basis to determine continued suitability. All investments undergo a valuation analysis to estimate their risk/reward characteristics.


     The Funds may also invest in certain option and financial futures contracts ("derivatives") as well as foreign securities, including American Depositary Receipts ("ADRs"). ADRs are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded.



     At the time of purchase, individual stock holdings may represent up to 5% of a Fund's value. However, due to market price fluctuations, individual stock holdings may exceed 5% of a Fund's value. The Funds may over or underweight certain industries and sectors based on the investment adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Funds may not invest in more than 10% of the outstanding voting shares of a company.

     In order to respond to adverse market, economic, political or other conditions, the Funds may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the investment adviser to be of comparable quality. The result of this action may be that a Fund will be unable to achieve its investment objective.

     The frequency of fund transactions and a Fund's turnover rate will vary from year to year depending on the market. A higher turnover rate increases transaction costs (i.e., brokerage commissions) and adverse tax consequences for a Fund's shareholders. With frequent trading activity, a greater proportion of any dividends paid out by a Fund will be characterized as ordinary income, which is taxed at higher rates than long-term capital gains. Such factors may have the effect of lowering overall fund performance.

     The Funds also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information ("SAI").

ADDITIONAL RISK INFORMATION

     The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our SAI.

     - SMALL COMPANY RISK: Companies in which the Funds invest may be more vulnerable than larger companies to adverse business or economic developments. Micro cap, small cap and mid cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies.

          Micro Cap Risk Investments by the Micro Cap Fund in small, new or unseasoned companies which may be in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average are subject to additional risks. Micro cap companies may have relatively small revenues, limited or very focused product lines, and small shares of the market for their products or services or very large shares of an emerging market. These companies may lack depth of management, they may be unable to internally generate the funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become well established. Due to these and other factors, such companies may suffer significant losses and investments in such companies will be volatile and are therefore speculative. Historically, micro cap stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and in many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small cap stocks may, to a degree, fluctuate independently of larger company stocks. Micro and small cap stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Micro Cap Fund's shares will be more volatile than the shares of a fund that invests in larger capitalization stocks.

     - GROWTH INVESTING RISK: The risk that an investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole.

     - DERIVATIVES RISK: Some of a Fund's investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other fund management purposes consistent with a Fund's investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Fund's total assets may at any time be committed or exposed to derivative strategies.

     - FOREIGN SECURITY RISK. Foreign investments involve risks relating to political, economic, regulatory or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

     - CURRENCY RISK. The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Funds.

     - IPO RISK: The Funds may purchase securities of companies engaged in their initial public offerings (IPOs). The price of securities purchased in IPOs can be very volatile. The effect of IPO investments on a Fund's performance depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of a Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on fund performance.


     - LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers underlying earnings potential or assets. Forced liquidations of a Fund could result in adverse price fluctuations in securities held and in a Fund's overall value.


     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - VALUATION RISK: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand a Fund's financial performance since its inception. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and other distributions. Financial highlights for the periods ended June 30, 2001, 2002, 2003, 2004 and 2005 have been audited by ______________, whose reports, along with each Fund's financial statements, are included in the Annual Report, which is available, without charge, upon request.


MID CAP FUND -- INVESTOR SHARES+




















                                                                                 For the
                                                                                 Period
                                                                               December 14,
                                        For the Fiscal Years Ended June 30,      2000(1)
                                        -----------------------------------      through
                                        2005    2004       2003       2002    June 30, 2001
                                        ----   -------    ------    ------    -------------
NET ASSET VALUE - BEGINNING OF PERIOD          $  4.24    $ 4.32    $ 5.55      $  5.00
                                        ----   -------    ------    ------      -------
INVESTMENT OPERATIONS:
   Net investment loss(2)                        (0.05)    (0.05)    (0.06)       (0.04)
   Net realized and unrealized
      gain (loss) on investments                  1.19     (0.03)    (1.08)        0.59
                                        ----   -------    ------    ------      -------
     Total from investment operations             1.14     (0.08)    (1.14)        0.55
                                        ----   -------    ------    ------      -------
DISTRIBUTIONS:
   From net realized gains                          --        --     (0.09)          --
                                        ----   -------    ------    ------      -------
NET ASSET VALUE - END OF PERIOD                $  5.38    $ 4.24    $ 4.32      $  5.55
                                        ====   =======    ======    ======      =======
TOTAL RETURN(3)                                  26.89%    (1.85)%  (20.82)%      11.00%**

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA: (4)
   Expenses:
   Including expense limitations                  1.55%     1.55%     1.55%        1.55%*
   Excluding expense limitations                  5.18%    38.22%    63.66%      228.87%*
   Net investment loss                           (1.05)%   (1.07)%   (1.30)%      (1.22)%*
Portfolio Turnover                                  79%      119%      116%          47%**
Net assets at end of period
   (000 omitted)                               $12,750    $1,037    $  508      $    81


----------
+    Investor Shares were formerly known as "Class A Shares."

*    Annualized.

**   Not annualized.

(1)  Commencement of operations.



(2) The net investment loss per share was calculated using average shares outstanding method.



(3) Excluding sales charge. Prior to July 1, 2005, Investor Shares were subject to a maximum front-end sales load of 5.50%. To date, no investor has been charged a sales load for the purchase of Investor Shares. Investor Shares no longer charge any sales load.



(4) For the period December 14, 2001 to June 30, 2005, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I -- Mid Cap Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series.

SMALL CAP GROWTH FUND -- INVESTOR SHARES














                                                              For the Period
                                                           September 30, 2004(1)
                                                                  Through
                                                               June 30, 2005
                                                           ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD..................
                                                           ---------------------
INVESTMENT OPERATIONS:
   Net investment loss(2)...............................
   Net realized and unrealized gain on investments......
                                                           ---------------------
      Total from investment operations..................
                                                           ---------------------
DISTRIBUTIONS:
   From net realized gains..............................
                                                           ---------------------
NET ASSET VALUE -- END OF PERIOD........................
                                                           =====================
TOTAL RETURN............................................

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(3)
EXPENSES:
   Including expense limitations........................
   Excluding expense limitations........................
   Net investment loss..................................
Portfolio turnover rate.................................
Net assets at end of period (000 omitted)...............


----------
*    Annualized.

**   Not annualized.

(1)  Commencement of operations.

(2) The net investment loss per share was calculated using average shares outstanding method.


(3) For the period presented, the Fund operated as a feeder fund in a master-feeder structure. During this period, the expense and net investment income (loss) ratios include expenses allocated from the master fund, WT Investment Trust I - Small Cap Growth Series (the "Series"), and the portfolio turnover rate reflects investment activity of the Series. In addition, the Fund's expenses included a 0.25% Distribution (12b-1) Fee which was discontinued on ______, 2005.

                             MANAGEMENT OF THE FUNDS

     The Board of Trustees of the Funds has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Funds and their shareholders.

INVESTMENT ADVISER


     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to the Funds. As the Funds' investment adviser, Roxbury has overall responsibility for directing the Funds' investments. Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments, as well as to individuals. As of September 30, 2005, Roxbury had assets under management of approximately $____ billion.



     For the fiscal year ended June 30, 2005, Roxbury received, after waivers and/or reimbursements, an advisory fee of 0.00%, 0.00% and 1.00% of the average daily net assets of the Mid Cap Fund, Small Cap Fund and Micro Cap Fund, respectively. Roxbury is entitled to receive an investment advisory fee of 1.50% of the average daily net assets of the Micro Cap Fund per annum. Roxbury may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from a Fund. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.



     A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with Roxbury is available in the Funds' Annual Report dated June 30, 2005.


FUND MANAGERS


     Each Fund manager's business experience and educational background is provided below. The Funds' SAI provides additional information about the Fund managers' compensation, other accounts managed by the Fund managers and the managers' ownership of securities in the Funds.


ROXBURY MID CAP FUND

     Alfred J. Lockwood, CPA, CFA is the portfolio manager of the Mid Cap Fund and is also responsible for general research on small to mid cap companies. Mr. Lockwood's participation in Roxbury's Investment Committee provides additional access to research and investment ideas. Mr. Lockwood joined Roxbury in 1992 and is the manager of Roxbury's small to mid cap strategies. He is co-Chief Investment Officer and a member of Roxbury's Investment Committee. Mr. Lockwood's CPA background complements his securities analysis in researching mid size growth companies. His previous experience as an Audit Manager for Ernst & Young exposed him to many company managements, primarily in the small to mid cap areas and across a diverse range of industries, including distribution, healthcare, technology and others. Mr. Lockwood has particular skill in assessing a company's complete business context relative to its competitors and the marketplace. A skilled numbers man, he likes to look beyond the numbers for undervalued or misunderstood investment opportunities. Mr. Lockwood received a B.S. from California State University, Northridge.

ROXBURY SMALL CAP GROWTH FUND

     The day-to-day management of the Fund is the responsibility of Roxbury's Small Cap Growth Investment Team, which includes the individuals listed below. The Investment Team meets regularly to make investment decisions for the Fund.

     STEVE MARSHMAN, CFA joined Roxbury in July of 2002 and has twelve years of investment management experience. From 1995 to July 2002, Mr. Marshman was with Columbia Funds Management Company ("Columbia") where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. His responsibilities at Columbia also included Fund Management for Columbia's Technology Fund. Prior to joining Columbia, Mr. Marshman was a fighter pilot in the US Air Force. He has a B.S. from the US Air Force Academy and an MBA from Golden Gate University.



     ROBERT MARVIN, CFA, CPA joined Roxbury in July 2002 and has twelve years of investment management experience. From 1998 to July 2002, Mr. Marvin was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. Prior to joining Columbia, he was Vice President and Consumer Analyst for The Seidler Companies, a Los Angeles based boutique research and brokerage firm. Mr. Marvin began his career at Deloitte & Touche where he earned his CPA and became a Senior Consultant. He has a B.S. from the University of California, Berkeley and an MBA from UCLA.



     BRIAN SMOLUCH, CFA joined Roxbury in July 2002 and has eight years of investment management experience. From 1996 to July 2002, Mr. Smoluch was with Columbia where he was a Fund Manager on the Small/Mid-Cap Investment Team as well as an Equity Analyst focusing on Small-Mid Cap securities. From July 1994 to June 1996, he was a Financial Analyst at Salomon Brothers Investment Banking in New York City. He has a B.S. from University of Virginia and an MBA from Harvard University.


ROXBURY MICRO CAP FUND


     LAURIE BURSTEIN, PhD, CFA is responsible for the day-to-day management of the Micro Cap Fund. Ms. Burstein joined Roxbury in April 2004 to lead the micro cap equity strategy bringing fourteen years of investment management and research experience. She founded Oakwood Capital Management, Inc. ("Oakwood") in 1996 and began managing client assets in the micro cap equity strategy in January 1997. Prior to founding Oakwood, Ms. Burstein was a portfolio manager at Society Hill Capital where she managed a small capitalization growth stock portfolio. She also served as the firm's Director of Research. Ms. Burstein started her investment management career at Provident Mutual Management Company where she managed a balanced mutual fund, served as an assistant portfolio manager for the company's Growth Fund and provided research analysis to all funds in eight consumer industry groups. She has a B.S. from the University of Pennsylvania, a Ph.D. in Psychology from Temple University, and an M.B.A from the Wharton School of Business.


     Micro Cap Fund Manager's Prior Performance

     Shown below is performance information for a composite of separate accounts (the "Composite") managed by the Micro Cap Fund's portfolio manager, Ms. Burstein, since January 1997 using a micro cap strategy with substantially similar investment objective, policies and strategies. For the periods for which performance information is provided, no other person played a significant role in managing the Composite. At December 31, 2004, the Composite consisted of 18 accounts and $3.14 million in assets. The results presented are not intended to predict or suggest the return to be experienced by the Micro Cap Fund or the return you might achieve by investing in that Fund.

     YOU SHOULD NOT RELY ON THE FOLLOWING PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE ADVISER OR OF THE MICRO CAP FUND.

     Among other reasons, the Micro Cap Fund's results may be different because of differences in fees and expenses, and the accounts in the Composite are not subject to the same types of expenses to which the Micro Cap Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Micro Cap Fund by the Investment Company Act of 1940, or the Internal Revenue Code of 1986. The performance of the accounts in the Composite may have been adversely affected had they been subject to the same expenses, restrictions and limitations.

        TOTAL RETURN OF COMPOSITE OF SIMILARLY MANAGED MICRO CAP ACCOUNTS

                        Composite      Composite    Russell 2000
                      Gross of Fees   Net of Fees      Growth      Russell 2000
                      -------------   -----------   ------------   ------------
1 year to 12/31/04        19.27%         18.01%        14.31%         18.33%
3 years to 12/31/04       16.75%         15.10%         5.79%         11.48%
5 years to 12/31/04       14.21%         12.57%        -3.57%          6.61%
7 years to 12/31/04       21.16%         19.58%        -2.73%          7.20%

Please read the following important notes concerning the Composite:

1. The results shown above (1) represent a composite of all discretionary, fee paying, separate accounts managed using the micro cap strategy for at least one month, (2) reflect the reinvestment of any dividends or capital gains, and (3) are shown after deduction of advisory, brokerage or other expenses (excluding fees such as custody fees which are paid separately by the investor).

2. All returns are based in U.S. dollars and are computed using a time-weighted total rate of return.

3. If the Micro Cap Fund's expenses were reflected in the performance of the Composite, such performance would be lower than shown. The composite's results were calculated in accordance with the CFA Institute (formerly the Association for Investment Management and Research ("AIMR")) mutual fund performance calculation methodology but not in accordance with SEC-mandated mutual fund performance calculation methodology. The CFA Institute has not been involved in the preparation or review of this information. Results may have been different if the SEC methodology had been used instead of the AIMR methodology. Past performance is not an indication of future results.

4. The Russell 2000 Index is a passive index that includes the smallest 2,000 stocks in the Russell 3000 Index as measured by market capitalization, to determine their growth or value characteristics. The Russell 2000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 2000 Index. The indices reflect the reinvestment of dividends but do not reflect fees, brokerage commissions or other expenses of investing. You cannot invest in an index.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                                      Shareholder
Management                                                                                 Services

             INVESTMENT ADVISER                                                                         TRANSFER AGENT

       Roxbury Capital Management LLC                                                                     PFPC Inc.
  100 Wilshire Boulevard, Suite 1000 Santa                                                              760 Moore Road
              Monica, CA 90401                                                                    King of Prussia, PA 19406

       Manages the Funds' business and                                                     Handles shareholder services, including
           investment activities.                                                           recordkeeping and statements, payment
                                                                                            of distributions and processing of buy
                                                                                                      and sell requests.

                                                           WT MUTUAL FUND

                                                        ROXBURY MID CAP FUND

                                                    ROXBURY SMALL CAP GROWTH FUND

                                                       ROXBURY MICRO CAP FUND

Fund                                                                                       Asset
Operations                                                                                 Safe Keeping

              ADMINISTRATOR AND                                                                           CUSTODIAN
              ACCOUNTING AGENT

                  PFPC Inc.                                                                        Wilmington Trust Company
            301 Bellevue Parkway                                                                   1100 North Market Street
            Wilmington, DE 19809                                                                     Wilmington, DE 19890

Provides facilities, equipment and personnel                                                 Holds the Funds' assets, settles all
to carry out administrative services related                                                 Fund trades and collects most of the
 to the Funds and calculates the Funds' NAV                                                valuation data required for calculating
             and distributions.                                                                    the Funds' NAV per share

                                                   Distribution

                                                             DISTRIBUTOR

                                                 Professional Funds Distributor, LLC
                                                           760 Moore Road
                                                      King of Prussia, PA 19406

                                                   Distributes the Funds' shares.

                             SHAREHOLDER INFORMATION

PRICING OF SHARES

     Each Fund values its assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily NAV. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities.

     Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Board of Trustees. When a Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The Funds' policy is intended to result in a calculation of a Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

     PFPC determines the NAV per share of the Funds as of the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m. Eastern time) on each day that the Exchange and the transfer agent are open for business (each, a "Business Day"). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in a Fund. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent and, under no circumstances will any order be accepted for purchase, redemption or exchange after the NAV calculation. Shares will only be priced on business days. In addition, foreign securities held by a Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Funds cannot be bought or sold.

PURCHASE OF SHARES

     Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Funds' Investor Shares is $2,000. Additional investments may be made in any amount. You may purchase shares as specified below.

     Investors may purchase shares of a Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate instructions, as well as for information pertaining to account and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

     The Funds reserve the right to change the criteria for eligible investors and investment minimums.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Funds, indicating the name and class of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Funds may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     Regular mail:                      Overnight mail:
     Roxbury Funds                      Roxbury Funds
     c/o PFPC Inc.                      c/o PFPC Inc.
     P.O. Box 9828                      101 Sabin Street
     Providence, RI 02940               Pawtucket, RI 02860-1427

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

     It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our SAI.

REDEMPTION OF SHARES

     You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Fund shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Funds and 2.00% for the Micro Cap Fund on the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through a financial intermediary you should contact the financial intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: A redemption fee of 1.00% in the case of the Mid Cap and Small Cap Funds and 2.00% in the case of the Micro Cap Fund of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 60 days (the "Holding Period") of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Roxbury Funds (a list of which is shown under the heading "EXCHANGE OF SHARES" below). This fee is paid directly to the respective Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first, however, shares purchased through the reinvestment of dividends or capital gain distributions or shares purchased with retirement plan contributions (e.g., payroll contributions) will not be matched with redemptions or exchanges for purposes of calculating the Holding Period. This fee will not apply in certain circumstances, including (i) shares redeemed (A) via a systematic withdrawal plan approved by the adviser,
(B) through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the adviser, (C) as part of a retirement plan participant-directed distribution, including but not limited to, death distributions, hardship withdrawals, loan withdrawals and qualified domestic relations orders, (D) as part of a retirement plan termination or restructuring,
(E) to effect a transfer from one retirement plan to another retirement plan in the same Fund, or (F) by a Fund to cover various fees; or (ii) shares converted from one share class to another in the same Fund. See "EXCHANGE OF SHARES" for additional information regarding the exchange of shares of a Roxbury Fund.

     FREQUENT PURCHASES AND REDEMPTIONS: The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all of a Fund's shareholders. In particular, frequent trading can (i) force a Fund's portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for a Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can dilute a Fund's NAV for long-term shareholders.

     IF YOU INTEND TO TRADE FREQUENTLY OR USE MARKET TIMING INVESTMENT STRATEGIES, YOU SHOULD NOT PURCHASE SHARES OF THE FUNDS.

     The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds' policy is intended to discourage excessive trading in a Fund's shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds may, in certain circumstances, reverse a transaction determined to be abusive.


     The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to it at the time and may consider trading activity in multiple accounts under common ownership, control or influence.


     When excessive or short-term trading is detected, the party involved may be banned from future trading in a Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. Roxbury will seek to make judgments and applications that are consistent with the interests of the affected Fund's shareholders.

     The Funds' policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, a Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The transfer agent for the Funds will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity, to the extent practicable. Nonetheless, a Fund's ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and a Fund's success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name and class, your account number and your name. The written instructions and signature guarantee should be mailed to:

     Regular mail:                      Overnight mail:
     Roxbury Funds                      Roxbury Funds
     c/o PFPC Inc.                      c/o PFPC Inc.
     P.O. Box 9828                      101 Sabin Street
     Providence, RI 02940               Pawtucket, RI 02860-1427

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are risks. The Funds have safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. For amounts exceeding $10,000, proceeds may be mailed to your bank.

     In order to authorize the transfer agent to mail redemption proceeds to your account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

     If shares to be redeemed represent a recent investment made by check, the Funds reserve the right to withhold the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your account falls below the investment minimum, the Funds may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below the investment minimum solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our SAI.

EXCHANGE OF SHARES

     You may exchange all or a portion of your shares in a Fund for Investor Shares of the following funds ("Roxbury Funds"):

     Roxbury Mid Cap Fund

     Roxbury Small Cap Growth Fund

     Roxbury Micro Cap Fund

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of a Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $2,000.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Fund shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% for the Mid Cap and Small Cap Funds and 2.00% for the Micro Cap Fund on the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the Roxbury Funds, you may call (800) 497-2960. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund's shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS

     Distributions from the net investment income, if any, of a Fund are declared and paid annually to you. Any net capital gain realized by a Fund will be distributed annually.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

     As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Funds may invest in securities that earn interest exempt from Federal income tax, the Funds invests primarily in taxable securities. The Funds' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Fund shares, are generally taxable to you as ordinary income. The Funds will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     A Fund's distribution of a net capital gain, if any, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Funds anticipate the distribution of net capital gain.

     It is a taxable event for you if you sell or exchange Fund shares. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Fund. Any discussion of tax matters contained in this prospectus is not intended or written to be used, and cannot be used, for the purpose of avoiding any penalties that may be imposed under the Federal tax laws. More information regarding those considerations appears in our SAI. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     Professional Funds Distributor, LLC manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Investor Shares of the Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Roxbury may pay brokers, financial intermediaries or service providers an amount calculated as a percentage of assets held by customers of the recipient. Please contact your broker, financial intermediary or service provider for details about payments it may receive.







SHAREHOLDER SERVICE FEES


     The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of the Mid Cap Fund, Small Cap Fund and Micro Cap Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Investor Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders. Roxbury may also provide services to certain accounts holding Investor Shares of the Mid Cap Fund and receive the applicable shareholder service fee.


SHARE CLASSES

     Each Fund issues Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Fund's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Any investor may purchase Investor Shares.

                                    GLOSSARY

GROWTH FUNDS:

Growth funds invest in the common stock of growth-oriented companies. Generally, growth-oriented companies have high relative rates of growth and tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

INVESTMENT ADVISER:

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

MUTUAL FUND:

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each of the Funds is a separate mutual fund.

MUTUAL FUND EXPENSES:

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services.

NET ASSET VALUE OR "NAV:

NAV = Assets - Liabilities
      --------------------
       Outstanding Shares

NET INVESTMENT INCOME:

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on the Funds' holdings, operating results and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks, and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio security holdings. The information in the SAI is incorporated into this prospectus by this reference.

     Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

     The Roxbury Funds
     c/o PFPC Inc.
     101 Sabin Street
     Pawtucket, RI 02860-1427
     (800) 497-2960
     9:00 a.m. to 5:00 p.m. Eastern time


     The Funds SAI and annual and semi-annual reports are also available, free of charge, at http://www.RoxburyFunds.com. Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Funds may be viewed or downloaded from the EDGAR database on the SEC's Internet site at http://www.sec.gov.


     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-497-2960.

            The investment company registration number is 811-08648.

                                 WT MUTUAL FUND



                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                     WILMINGTON SHORT-TERM INCOME PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO


                            1100 North Market Street
                           Wilmington, Delaware 19890


                       STATEMENT OF ADDITIONAL INFORMATION



                                NOVEMBER 1, 2005



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with each Portfolio's current prospectus dated November 1, 2005, as amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as Banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.



Each Portfolio's audited financial statements for the fiscal year ended June 30, 2005, included in the Annual Reports to shareholders, are incorporated into this SAI by reference.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
GENERAL INFORMATION......................................................      1
INVESTMENT POLICIES......................................................      1
MONEY MARKET PORTFOLIOS..................................................      1
THE BOND PORTFOLIOS......................................................      5
THE EQUITY PORTFOLIOS....................................................     14
DISCLOSURE OF PORTFOLIO HOLDINGS.........................................     17
INVESTMENT LIMITATIONS...................................................     18
TRUSTEES AND OFFICERS....................................................     23
CODE OF ETHICS...........................................................     29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     30
INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES............................     33
ADMINISTRATION AND ACCOUNTING SERVICES...................................     38
ADDITIONAL SERVICE PROVIDERS.............................................     38
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN...............................     39
PORTFOLIO MANAGERS.......................................................     41
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     49
CAPITAL STOCK AND OTHER SECURITIES.......................................     51
PURCHASE, REDEMPTION AND PRICING OF SHARES...............................     51
DIVIDENDS................................................................     54
TAXATION OF THE PORTFOLIOS...............................................     55
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES.....    A-1
APPENDIX B DESCRIPTION OF RATINGS........................................    B-1
APPENDIX C PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES - RSMC......    C-1
APPENDIX D POLICIES AND PROCEDURES FOR PROXY VOTING - CRM................    D-1
APPENDIX E PROXY VOTING POLICIES AND PROCEDURES - ROXBURY................    E-1

                               GENERAL INFORMATION


WT Mutual Fund (the "Fund") was organized as a Delaware business trust on June 1, 1994. The Fund has established the following Portfolios described in this
SAI: Wilmington Premier Money Market, Wilmington Prime Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Short-Term Income, Wilmington Small Cap Core, Wilmington Large Cap Core, Wilmington Large Cap Growth and Wilmington Large Cap Value Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor Shares, except for (i) Wilmington Premier Money Market Portfolio, which issues Institutional and Service Shares and (ii) Wilmington Prime Money Market, Wilmington U.S. Government and Wilmington Tax-Exempt Portfolios which issue Investor and Service Shares. Each Portfolio is a diversified open-end management investment company.


Prior to July 1, 2005, the Fund and its Portfolios operated as feeder funds in a master-feeder structure pursuant to which each Portfolio invested in a corresponding "master series" of WT Investment Trust I (the "Trust"), which invested directly in investment securities except in the case of the Wilmington Small Cap Core Portfolio which invested in two master series in pursuit of its investment objective. The investment objective, strategies, policies and limitations of each master series were identical to its corresponding Portfolio.



                               INVESTMENT POLICIES


The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in its prospectus.


                             MONEY MARKET PORTFOLIOS



The "Money Market Portfolios" are the Premier Money Market, the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under all circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.


The Prime Money Market, Premier Money Market and U.S. Government Portfolios seek high current income, while preserving capital and liquidity. The Tax-Exempt Portfolio seeks high current interest income exempt from Federal income taxes while preserving capital. Each Portfolio's investment objective may not be changed without shareholder approval.


The Prime and Premier Money Market Portfolios invest in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The U.S. Government Portfolio invests in U.S. government obligations and repurchase agreements collateralized by such obligations. Each Money Market Portfolio, except for the U.S. Government Portfolio, may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities; the U.S. Government may invest up to 20% of its total assets in such obligations.



BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:



     - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.



     - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).



     - TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.


CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.


CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the investment adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.



FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Portfolio will enter into an agreement with an ETF pursuant to an exemptive order to allow the Portfolio to invest in such ETF beyond the Section 12(d)(1) limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, "municipal securities") to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:


     - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.



     - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.



     - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.


     - Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.


     - BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

     - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

     - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     - INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from Federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

     - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

     - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

     - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")


     - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.



REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.


SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.


U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.



VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.



WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.


While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.


When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.



                              THE BOND PORTFOLIOS


The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond, Municipal Bond and the Short-Term Income Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. Exposure to credit risk is moderated by limiting 80% of the Municipal Bond and Short-Term Income Portfolios and 85% of the Short/Intermediate Bond Portfolio's investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. Effective February 1, 2005, the Broad Market Bond Portfolio's credit risk will be moderated by limiting 80% of its investment to such investment grade securities. Prior to that time, the Broad Market Bond Portfolio invested 85% of its assets in such securities. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The Short/Intermediate Bond and Broad Market Bond Portfolios each seek a high total return, consistent with high current income. The Short/Intermediate Bond Portfolio will normally invest at least 85% of its net assets, plus the amount of any borrowings for investment purposes (hereinafter "Assets") in various types of fixed income securities. The Broad Market Bond Portfolio will normally invest at least 80% of its assets in various types of fixed income securities. These policies may be changed upon 60 days' written notice to shareholders.

The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Municipal Bond Portfolio will normally invest as least 80% of its Assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' written notice to shareholders.

The Short-Term Income Portfolio seeks to preserve capital and provide current income. The Portfolio will normally invest at least 80% of its Assets in various types of investment grade fixed income securities. The Portfolio's investment objective and 80% policy may be changed without shareholder approval, upon 60 days' prior written notice to shareholders.

The Broad Market Bond, Short/Intermediate Bond and Municipal Bond Portfolio's investment objectives may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, in the case of the Municipal Bond Portfolio to a range of 4 to 8 years and in case of the Short-Term Income Portfolio to a range of 1 to 3 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years, and in case of the Short-Term Income Portfolio with an average dollar weighted maturity of 1 to 5 years. In the event of unusual market conditions, the Short/Intermediate Bond and the Broad Market Bond

Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want exposure to the broad fixed income securities market and the current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which for 80% or 85%, as the case may be, of their investments must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.


The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and, with respect to the Municipal Bond Portfolio, the municipal securities markets including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the Basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.


RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.


ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-Backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.



Asset-Backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.



Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.



The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations").


CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.


FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-Back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign Bank's credit, RSMC considers whether adequate public information about the Bank is available and whether the Bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.



Buy-Back features include standby commitments, put bonds and demand features.



     - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.


          Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.


     - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.


          In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

     - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. The Bond Portfolios may invest in guaranteed investment contracts ("GIC"). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in illiquid securities. (See "Money Market Portfolios - Illiquid Securities" for a discussion on illiquid securities.)

INVESTMENT COMPANY SECURITIES. The Bond Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds or "ETFs." Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

MONEY MARKET FUNDS. The Bond Portfolios may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."


MORTGAGE-BACKED SECURITIES. The Bond Portfolios may invest in mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.



Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not Backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.



Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.



CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.



Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.


MUNICIPAL SECURITIES. The Bond Portfolios may invest in municipal securities (see "Money Market Portfolios - Municipal Securities").

NON-INVESTMENT GRADE SECURITIES. Each of the Short-Term Income Portfolio and the Broad Market Bond Portfolio may invest in non-investment grade or "high yield" fixed income securities commonly known to investors as "high yield bonds" or "junk bonds."


High yield bonds are issued by a company whose credit rating (based on an NRSRO's evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.


While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio's net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio's defaulted, the Portfolio's may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio's assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.



The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is Based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio's net asset value and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.


When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, certain of a Portfolio's liquid securities may become illiquid and the proportion of the Portfolio's assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the investment adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio's performance may depend more on the investment adviser's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see "Appendix B - Description of Ratings."

In selecting non-investment grade securities, the investment adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Portfolio. The investment adviser continuously monitors the issuers of non-investment grade securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Portfolio so that it can meet redemption requests. If a security's rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio's investment adviser will consider whether the Portfolio should continue to hold the security.


In the event that a Portfolio investing in high yield bonds experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio's rate of return is based.


The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts.

The Short/Intermediate Bond, the Broad Market Bond and the Short-Term Income Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this SAI.

PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.


Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.


More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.


Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.



The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.


PREFERRED STOCK. Each of the Short-Term Income Portfolio and the Broad Market Bond Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")


VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.


Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.


WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."



The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.


ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Portfolio:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as (i) general and local economic conditions, (ii) demand for services, (iii) expenses (including malpractice insurance premiums), and (iv) competition among health care providers. In the future, the following may adversely affect the industry:
(i) adoption of legislation proposing a national health insurance program, (ii) medical and technological advances which alter the demand for health services or the way in which such services are provided, and (iii) efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future (i) problems in financing large construction programs in an inflationary period, (ii) cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities),
(iii) difficulties in obtaining fuel at reasonable prices, (iv) the effects of conservation on the demand for energy, (v) increased competition from alternative energy sources, and (vi) the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, Federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:


                          12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/05           6/30/04
                          ---------------   ---------------
Short/Intermediate Bond         ___%              27%
Broad Market Bond               ___%              26%
Municipal Bond                  ___%              20%
Short-Term Income               ___%              42%



                              THE EQUITY PORTFOLIOS


The "Equity Portfolios" are the Small Cap Core, the Large Cap Core, the Large Cap Growth and the Large Cap Value Portfolios.

The Small Cap Core Portfolio invests at least 80% of its Assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index.

The Large Cap Growth Portfolio seeks superior long-term growth of capital. The Small Cap Core, the Large Cap Core and the Large Cap Value Portfolios seek to achieve long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.

The Large Cap Core Portfolio and the Large Cap Growth Portfolio invest at least 80% of their Assets primarily in a diversified portfolio of U.S. equity (or equity related) securities of large cap corporations.

The Large Cap Value Portfolio invests at least 80% of its Assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap, at the time of purchase, equal to those in the Russell 1000 Value Index ("large cap company") and publicly traded on a U.S. Securities market.

The foregoing policies may be changed upon 60 days' written notice to shareholders.

MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.


BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. Banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations.")



CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.


Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the investment adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.


DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and GloBal Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


FOREIGN SECURITIES. Each Equity Portfolio may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares for foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.

HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Portfolio may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES. The Equity Portfolios may invest in investment company securities issued by open-end and closed-end investment companies, including ETFs. Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that the investment adviser intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

TEMPORARY DEFENSIVE POSITION. Each Equity Portfolio may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Portfolio will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:


                   12 MONTHS ENDED   12 MONTHS ENDED
                       6/30/05           6/30/04
                   ---------------   ---------------
Small Cap Core           ___%              142%
Large Cap Core           ___%               27%
Large Cap Growth         ___%               87%
Large Cap Value          ___%               26%






                        DISCLOSURE OF PORTFOLIO HOLDINGS



The Portfolios have policies and procedures in place regarding the disclosure of securities holdings of the Portfolios designed to allow disclosure of such holdings information where it is deemed appropriate for a Portfolio's operations or it is determined to be useful to a Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure of a Portfolio's holdings, a Portfolio will not provide or permit others to provide information about the Portfolio's holdings on a selective basis.


The Portfolios provide portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities.

The Portfolios may, but are not required to, post the Portfolio's schedule of investments on a website at regular intervals or from time to time at the discretion of the Portfolio. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Portfolio may post information on a website about the number of securities the Portfolio holds, a summary schedule of investments, the Portfolio's top ten holdings, and a percentage breakdown of the Portfolio's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Portfolio may distribute or authorize the distribution of information about a Portfolio's holdings that is not publicly available (on a website or otherwise) to a Portfolio's or an investment adviser's employees and affiliates that provide services to the Portfolio. The Portfolio may also distribute or authorize the distribution of information about the Portfolio's holdings that is not publicly available (on a website or otherwise) to the Portfolio's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Portfolio; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Portfolio by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining shareholders of an affected Portfolio.


In order to mitigate conflicts between the interests of Portfolio shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Portfolios, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Fund's Chief Compliance Officer must approve and either the President or a Vice President of the Fund must approve a non-public disclosure of portfolio holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose portfolio holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.



Before any non-public disclosure of information about a Portfolio's holdings, the Chief Compliance Officer will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly Based on the information or to use the information to form a specific recommendation about whether to invest in a Portfolio or any other security. The Fund may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policies and procedures and any applicable confidentiality agreement.


Under no circumstances may the Fund or an investment adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

Each of the following third parties have been approved to receive portfolio holdings information: (i) the Fund's administrator and accounting agent; (ii) the Fund's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) the Fund's custodian in connection with its custody of the Fund's assets; (v) if applicable, a proxy voting service; and
(vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information without specific authorization. The Fund's investment advisers and service providers will establish procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies.


The identity of persons with which the Portfolios have ongoing arrangements to provide portfolio holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Portfolios share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:


     Piper Jaffray & Company   Stern, Agee & Leach
     Stone & Youngberg         Wachovia Securities

     Coop Capital Markets             Morgan Stanley
     Commerce Capital Markets, Inc.   Lehman Brothers


                             INVESTMENT LIMITATIONS


Except as otherwise provided, the Portfolios have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio or a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio.

MONEY MARKET PORTFOLIOS: Each Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;



3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Portfolios have been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Portfolio will not:

1.   make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND PORTFOLIOS: Each Bond Portfolio will not as a matter of fundamental policy (except for the Short-Term Income Portfolio for which the following are non-fundamental policies and which can be changed upon 60 days' written notice to shareholders):

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The following non-fundamental policies apply to the Bond Portfolios and may be changed by the Board of Trustees without shareholder approval. Each Bond Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or

7. when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS: Each Equity Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
     (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) the Large Cap Value Portfolio may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and
     (2)
     each of the Large Cap Core, Large Cap Growth and Small Cap Core Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value Portfolio additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass through and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Core, Large Cap Growth and Small Cap Core Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value Portfolio additionally is restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) Large Cap Core, Large Cap Growth and Small Cap Core Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that the Large Cap Value Portfolio may borrow money subject to its investment limitation on borrowing.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Core, Large Cap Growth and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value Portfolio, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Large Cap Growth and the Large Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options or futures without violating this limitation; or

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value Portfolio may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS


The following tables present certain information regarding the Board of Trustees and officers of the Fund. Each person listed under "Interested Trustees" below is an "interested person" of the investment adviser or the Fund, within the meaning of the 1940 Act. Each person who is not an "interested person" of the investment adviser or the Fund within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                       PRINCIPAL         IN FUND         OTHER
                                             TERM OF OFFICE AND      OCCUPATION(S)      COMPLEX(3)   DIRECTORSHIPS
        NAME AND             POSITION(S)       LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
      DATE OF BIRTH        HELD WITH FUND          SERVED             FIVE YEARS         TRUSTEE        TRUSTEE
      -------------        --------------   -------------------   ------------------   -----------   -------------
                                               INTERESTED TRUSTEES
ROBERT J. CHRISTIAN(1)     Trustee,         Shall serve until     Executive Vice           24        Wilmington
Date of Birth: 2/49        President,       death, resignation    President and                      Low
                           Chief            or removal.           Chief Investment                   Volatility
                           Executive        Trustee, President    Officer of                         Fund of Funds
                           Officer and      and Chairman of the   Wilmington Trust                   (closed-end
                           Chairman of      Board since October   Company from                       registered
                           the Board        1998.                 February 1996,                     investment
                                                                  to June 2004,                      company).
                                                                  Executive Vice
                                                                  President and
                                                                  chief Economist
                                                                  from June 2004
                                                                  to the present
                                                                  and President of
                                                                  RSMC from 1996
                                                                  until 2005; Vice
                                                                  President of RSMC
                                                                  since 2005.

FRED FILOON(2)             Trustee          Shall serve at the    Senior Vice              23        None
Date of Birth: 3/42                         pleasure of the       President and
                                            Board and until       Principal of
                                            successor is          Cramer Rosenthal
                                            elected and           McGlynn, LLC since
                                            qualified. Trustee    1991.
                                            since November
                                            2004.





----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Fund.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Fund.


(3) The "Fund Complex" consists of the Fund (23 portfolios), Wilmington Low Volatility Fund of Funds (1 portfolio) and CRM Mutual Fund Trust (4 portfolios).

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                       PRINCIPAL         IN FUND         OTHER
                                             TERM OF OFFICE AND      OCCUPATION(S)      COMPLEX(3)   DIRECTORSHIPS
         NAME AND            POSITION(S)       LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
      DATE OF BIRTH        HELD WITH FUND          SERVED             FIVE YEARS         TRUSTEE        TRUSTEE
      -------------        --------------   -------------------   ------------------   -----------   -------------
                                               INDEPENDENT TRUSTEES
ROBERT ARNOLD              Trustee          Shall serve until     Founder and               23       First Potomac
Date of Birth: 3/44                         death, resignation    co-manages,                        Realty Trust
                                            or removal. Trustee   R. H. Arnold &                     (real estate
                                            since May 1997.       Co., Inc.                          investment
                                                                  (investment                        trust).
                                                                  banking company)
                                                                  since 1989.

DR. ERIC BRUCKER           Trustee          Shall serve until     Professor of              24       Wilmington
Date of Birth: 12/41                        death, resignation    Economics,                         Low Volatility
                                            or removal. Trustee   Widener University                 Fund of Funds
                                            since October 1999.   since July 2004;                   (closed-end
                                                                  formerly, Dean,                    registered
                                                                  School of Business                 investment
                                                                  Administration of                  company).
                                                                  Widener University
                                                                  from 2001 to 2004;
                                                                  Dean, College of
                                                                  Business, Public
                                                                  Policy and Health
                                                                  at the University
                                                                  of Maine from
                                                                  September 1998 to
                                                                  June 2001.

NICHOLAS GIORDANO          Trustee          Shall serve until     Consultant,               24       Kalmar Pooled
Date of Birth: 3/43                         death, resignation    financial services                 Investment
                                            or removal. Trustee   organizations from                 Trust;
                                            since October 1998.   1997 to present;                   Independence
                                                                  Interim President,                 Blue Cross;
                                                                  LaSalle University                 and IntriCon
                                                                  from 1998 to 1999.                 Corporation
                                                                                                     (industrial
                                                                                                     furnaces and
                                                                                                     ovens);
                                                                                                     Wilmington Low
                                                                                                     Volatility
                                                                                                     Fund of Funds
                                                                                                     (closed-end
                                                                                                     registered
                                                                                                     investment
                                                                                                     company).

LOUIS KLEIN, JR.           Trustee          Shall serve until     Self-employed             27       CRM Mutual
Date of Birth: 5/35                         death, resignation    financial                          Fund Trust
                                            or removal. Trustee   consultant since                   (since
                                                                  1991.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                       PRINCIPAL         IN FUND         OTHER
                                             TERM OF OFFICE AND      OCCUPATION(S)      COMPLEX(3)   DIRECTORSHIPS
         NAME AND            POSITION(S)       LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
      DATE OF BIRTH        HELD WITH FUND          SERVED             FIVE YEARS         TRUSTEE        TRUSTEE
      -------------        --------------   -------------------   ------------------   -----------   -------------
                                            since October 1999.                                      June 2005);
                                                                                                     and Handy &
                                                                                                     Harmon Inc.
                                                                                                     (industrial
                                                                                                     manufacturer).

CLEMENT C. MOORE, II       Trustee          Shall serve until     Managing Partner,         27       CRM Mutual
Date of Birth: 9/44                         death, resignation    Mariemont                          Fund Trust
                                            or removal. Trustee   Holdings, LLC,                     (since June
                                            since October 1999.   (real estate                       2005)
                                                                  holding and
                                                                  development
                                                                  company) since
                                                                  1980.

JOHN J. QUINDLEN           Trustee          Shall serve until     Retired since 1993.       23       None
Date of Birth: 5/32                         death, resignation
                                            or removal. Trustee
                                            since October 1999.

MARK A. SARGENT            Trustee          Shall serve until     Dean and Professor        24       Wilmington Low
Date of Birth: 4/51                         death, resignation    of Law, Villanova                  Volatility
                                            or removal. Trustee   University School                  Fund of Funds
                                            since November        of Law since July                  (closed-end
                                            2001.                 1997.                              registered
                                                                                                     investment
                                                                                                     company).


As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Fund, any of the Portfolios' investment advisers or the Distributor or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS


                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                       PRINCIPAL         IN FUND         OTHER
                                             TERM OF OFFICE AND      OCCUPATION(S)     COMPLEX (3)   DIRECTORSHIPS
    NAME, ADDRESS AND        POSITION(S)       LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
      DATE OF BIRTH        HELD WITH FUND          SERVED             FIVE YEARS         TRUSTEE        TRUSTEE
    -----------------      --------------   -------------------   ------------------   -----------   -------------
ERIC K. CHEUNG             Chief            Shall serve at the    Vice President,          N/A            N/A
1100 North Market Street   Financial        pleasure of the       Wilmington Trust
Wilmington, DE 19890       Officer, Vice    Board and until       Company since
Date of Birth: 12/54       President and    successor is          1986; and Vice
                           Treasurer        elected and           President and
                                            qualified Officer     Director, RSMC
                                            since October 1998.   since 2001.

JOSEPH M. FAHEY, JR.       Vice President   Shall serve at the    Vice President,          N/A            N/A

                               EXECUTIVE OFFICERS


                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                       PRINCIPAL         IN FUND         OTHER
                                             TERM OF OFFICE AND      OCCUPATION(S)      COMPLEX(3)   DIRECTORSHIPS
    NAME, ADDRESS AND        POSITION(S)       LENGTH OF TIME         DURING PAST      OVERSEEN BY      HELD BY
      DATE OF BIRTH        HELD WITH FUND          SERVED             FIVE YEARS         TRUSTEE        TRUSTEE
    -----------------      --------------   -------------------   ------------------   -----------   -------------
1100 North Market Street                    pleasure of the       RSMC since 1992.
Wilmington, DE 19890                        Board and until
Date of Birth: 1/57                         successor is
                                            elected and
                                            qualified. Officer
                                            since November
                                            1999.

WILLIAM P. RICHARDS, JR.   Vice President   Shall serve at the    Managing Director,       N/A            N/A
100 Wilshire Boulevard                      pleasure of the       Roxbury Capital
Suite 1000                                  Board and until       Management LLC
Santa Monica, CA 90401                      successor is          (registered
Date of Birth: 11/36                        elected and           investment
                                            qualified. Officer    adviser) since
                                            since November 2004.  1998.

ANNA M. BENCROWSKY         Chief            Shall serve at the    Vice President and                         N/A            N/A
1100 North Market Street   Compliance       pleasure of the       Chief Compliance
Wilmington, DE 19890       Officer          Board and until       Officer, Rodney
Date of Birth: 5/51                         successor is          Square Management
                                            elected and           Corporation since
                                            qualified; Officer    2004; Vice President
                                            since September       and Chief Compliance
                                            2004.                 Officer, 1838
                                                                  Investment
                                                                  Advisors, LP from
                                                                  1998 to 2004; Vice
                                                                  President,
                                                                  Secretary, and
                                                                  Treasurer, 1838
                                                                  Investment
                                                                  Advisors Funds
                                                                  from 1995 to 2004;
                                                                  Vice President and
                                                                  Secretary, 1838
                                                                  Bond-Debenture
                                                                  Trading Fund from
                                                                  1982 to 2004.

CHARLOTTA E. NILSSON       Secretary        Shall serve at the    Mutual Fund              N/A            N/A
1100 North Market Street                    pleasure of the       Regulatory
Wilmington, DE 19890                        Board and until       Administrator,
Date of Birth: 9/70                         successor is          Wilmington Trust
                                            elected and           Company since
                                            qualified. Officer    2003; From 2001 to
                                            since 2003.           2003,

                               EXECUTIVE OFFICERS


                                                                         NUMBER OF
                                                                         PORTFOLIOS
                                                          PRINCIPAL       IN FUND         OTHER
                    POSITION(S)   TERM OF OFFICE AND    OCCUPATION(S)    COMPLEX(3)   DIRECTORSHIPS
NAME, ADDRESS AND    HELD WITH      LENGTH OF TIME       DURING PAST    OVERSEEN BY      HELD BY
  DATE OF BIRTH         FUND            SERVED           FIVE YEARS       TRUSTEE        TRUSTEE
-----------------   -----------   ------------------   --------------   -----------   -------------
                                                       Regulatory
                                                       Administrator,
                                                       PFPC Inc.



RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Fund's financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Fund's proper functioning Based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Portfolios and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met 11 times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.



AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2005, there were 4 meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Nominating and Governance Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Fund. During the fiscal year ended June 30, 2005, there were 3 meetings of the Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Fund at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.


REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Fund, and provides oversight of investment advisers, other major service providers, and the Fund's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Fund's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Fund's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Fund's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Fund by the SEC or pursuant to which the Fund is subject;
(vii) provides oversight of the Fund, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were 3 meetings of the Regulatory Oversight Committee.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Portfolios and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.


                                                                     AGGREGATE DOLLAR RANGE
                                                                    OF EQUITY SECURITIES IN
                                                                   ALL REGISTERED INVESTMENT
                                                                 COMPANIES OVERSEEN BY TRUSTEE
                             DOLLAR RANGE OF EQUITY SECURITIES        WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO      IN EACH PORTFOLIO OF THE FUND          INVESTMENT COMPANIES
-------------------------    ---------------------------------   -----------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                                                      Over $100,000
   Large Cap Core                      Over $100,000
   Large Cap Growth                   $10,001-$50,000
   Large Cap Value                       $1-$10,000
   Prime Money Market                 $10,001-$50,000
   Short/Intermediate Bond            $50,001-100,000
   Small Cap Core                      $10,001-50,000

FRED FILOON                                                              Over $100,000
   Prime Money Market                  Over $100,000
   U.S. Government                     Over $100,000

INDEPENDENT TRUSTEES
ROBERT ARNOLD                                                            Over $100,000
   Large Cap Core                     $50,001-$100,000
ERIC BRUCKER                                                            $50,001-100,000
   Large Cap Core                     $10,001-$50,000
   Short-Term Income                  $10,001-$50,000
   U.S. Government                    $10,001-$50,000

NICHOLAS GIORDANO                           NONE                       $50,001-$100,000

LOUIS KLEIN, JR.                            NONE                         Over $100,000

CLEMENT C. MOORE, II                                                     Over $100,000
   Prime Money Market                  Over $100,000
   Short-Term Income                   Over $100,000

JOHN J. QUINDLEN                                                         Over $100,000

                                                                     AGGREGATE DOLLAR RANGE
                                                                    OF EQUITY SECURITIES IN
                                                                   ALL REGISTERED INVESTMENT
                                                                 COMPANIES OVERSEEN BY TRUSTEE
                             DOLLAR RANGE OF EQUITY SECURITIES        WITHIN THE FAMILY OF
NAME OF TRUSTEE/PORTFOLIO      IN EACH PORTFOLIO OF THE FUND          INVESTMENT COMPANIES
-------------------------    ---------------------------------   -----------------------------
   Short/Intermediate Bond             Over $100,000

MARK A. SARGENT                                                         $10,001-$50,000
   Short/Intermediate Bond            $10,001-$50,000


As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Portfolios' investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.



























COMPENSATION. In addition to the fees below, the Fund reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.



                                              PENSION OR                              TOTAL
                                              RETIREMENT                          COMPENSATION
                           AGGREGATE       BENEFITS ACCRUED      ESTIMATED            FROM
                       COMPENSATION FROM    AS PART OF FUND   ANNUAL BENEFITS     FUND COMPLEX
INDEPENDENT TRUSTEE         THE FUND           EXPENSES       UPON RETIREMENT   PAID TO TRUSTEES
-------------------    -----------------   ----------------   ---------------   ----------------
Robert H. Arnold                                 None               None
Dr. Eric Brucker                                 None               None
Nicholas Giordano                                None               None

Louis Klein, Jr.                                 None               None
Clement C. Moore, II                             None               None
John J. Quindlen                                 None               None
Mark A. Sargent                                  None               None



                                 CODE OF ETHICS


In accordance with Rule 17j-1 of the 1940 Act, the Fund, each investment adviser and sub-adviser to the Portfolios of the Fund and the Distributor have adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Distributor or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Portfolio under certain circumstances.

Under the Code of Ethics adopted by the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by RSMC, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.


On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.


PROXY VOTING. The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Portfolio to each investment adviser thereof, subject to the Board's continuing oversight. For those Portfolios which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Portfolios. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Portfolios, and for the purpose of providing benefits to such Portfolios. An investment adviser or sub-adviser will consider the factors that could affect the value of a Portfolio's investment in its determination on a vote.

Each of the investment advisers has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. Their proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for a Portfolio. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

RSMC's proxy voting procedures establish a protocol for voting of proxies in cases in where RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of a Portfolio or that could compromise RSMC's independence of judgment and action in voting the proxy in the best interest of a Portfolio's shareholders. RSMC believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or trustees of the Fund and Trust, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. RSMC's proxy voting policies and procedures are attached herewith as Appendix C.


CRM's proxy voting procedures establish a protocol for voting proxies in cases in which it may have a potential conflict of interest arising from, among other things, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. In such circumstances, CRM will typically vote proxies in accordance with the recommendations of an independent third-party proxy company. In conflict situations where CRM does not follow the recommendations of such third -party company, CRM will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. CRM's proxy voting procedures and guidelines are attached as Appendix D.



Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it or a sub-adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury or the sub-adviser will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting procedures and guidelines are attached as Exhibit E.



The Portfolios' proxy voting record as of June 30, 2005 is available (i) without charge, upon request, by calling (800) 336-9970; and (ii) on the SEC's website at www.sec.gov.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio are presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to take action with respect to a Portfolio without the consent or approval of other shareholders. As of ___, 2005 officers and Trustees of the Fund owned individually and together less than 1% of the Fund's outstanding shares. As of ___, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:



                                                                       OWNERSHIP
NAME, CITY AND STATE                                                  PERCENTAGE
--------------------                                                  ----------

                                                                       OWNERSHIP
NAME, CITY AND STATE                                                  PERCENTAGE
--------------------                                                  ----------

                                                                       OWNERSHIP
NAME, CITY AND STATE                                                  PERCENTAGE
--------------------                                                  ----------

                                                                       OWNERSHIP
NAME, CITY AND STATE                                                  PERCENTAGE
--------------------                                                  ----------



                  INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to the Large Cap Core, Large Cap Growth, Large Cap Value, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Prime Money Market, Premier Money Market, U.S. Government, Tax-Exempt and Small Cap Core Portfolios. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.


Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, ("CRM"), and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.



     RSMC manages the assets of the Portfolios pursuant to an investment advisory agreement dated July 1, 2005 with respect to each of the Portfolios (the "RSMC Advisory Agreement"). Prior to July 1, 2005, shareholders of each of the Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income and Large Cap Core, Large Cap Growth, Large Cap Value and Small Cap Core Portfolios of the Fund had approved a substantively identical agreement with RSMC with respect to the management of the Fund's assets. That agreement was replaced by the RSMC Advisory Agreement in connection with the reorganization of the Fund and its portfolios' investment structure from a master/feeder structure to a traditional stand-alone fund structure.



     The RSMC Advisory Agreement has an initial term of one year and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The RSMC Advisory Agreement may be terminated by the Fund or the investment adviser on 60 days' written notice without penalty. The RSMC Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the RSMC Advisory Agreement, RSMC is entitled to receive the following annual investment advisory fees, paid monthly as percentage of average daily net assets:


PORTFOLIO(S)           ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
------------           -----------------------------------------------
Premier Money Market   0.20%
Prime Money Market     0.37% of the first $1 billion in assets;
U.S. Government        0.33% of the next $500 million in assets;
Tax Exempt             0.30% of the next $500 million in assets; and
                       0.27% of assets in excess of $2 billion

Short/Intermediate     0.35% of the first $1 billion in assets;
Bond                   0.30% of the next $1 billion in assets; and
Broad Market Bond      0.25% of assets over $2 billion
Municipal Bond
Short-Term Income

Large Cap Core         0.60% of the first $1 billion in assets;
Large Cap Growth       0.55% of the next $1 billion in assets; and
Large Cap Value        0.50% of assets over $2 billion.

Small Cap Core         0.75% of assets directly managed by RSMC

PORTFOLIO(S)           ANNUAL FEE (AS A % OF AVERAGE DAILY NET ASSETS)
------------           -----------------------------------------------


For its services as investment adviser, RSMC received the following fees paid by the Premier Money Market Series, Prime Money Market Services, U. S. Government Series, Tax-Exempt Series, Short/Intermediate Bond Series, Large Cap Core Series, Broad Market Bond Series, Municipal Bond Series, Short-Term Income Series and WT Large Cap Growth Series with respect to each Portfolio's investment in such respective master series of the Trust as part of each Portfolio's former master-feeder structure:



                          12 MONTHS    12 MONTHS    12 MONTHS
                            ENDED        ENDED        ENDED
SERIES                     6/30/05      6/30/04      6/30/03
------                    ---------   ----------   -----------
Premier Money Market                  $1,682,608   $ 1,323,465
Prime Money Market                    $9,499,643   $10,780,391
U.S. Government                       $4,282,870    $5,051,852
Tax-Exempt                            $2,147,721    $2,734,988
Short/Intermediate Bond               $  661,836    $  616,739
Large Cap Core                        $  433,945    $  448,592
Broad Market Bond                     $  349,776    $  418,055
Municipal Bond                        $  197,801    $  134,747
Short-Term Income                     $  137,946
WT Large Cap Growth*      $                  N/A           N/A



* Advisory fees paid are for the period December 15, 2004 through June 30, 2005.


RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following portfolios:

PORTFOLIO/CLASS                             EXPENSE CAP
---------------                             -----------
Wilmington Premier Money Market Portfolio
   Institutional                               0.20%
   Service                                     0.45%
Wilmington Large Cap Core Portfolio
   Institutional                               0.80%
   Investor                                    1.05%
Wilmington Municipal Bond Portfolio
   Institutional                               0.75%
   Investor                                    1.00%
Wilmington Short-Term Income Portfolio
   Institutional                               0.65%
   Investor                                    0.90%


These waivers will remain in place until November 1, 2005, except for the Wilmington Short-Term Income Portfolio's waiver, which will remain in place until July 1, 2006. The Board may, in its discretion, terminate the expense limitation arrangement with respect to any Portfolio or class thereof prior to such termination date. Pursuant to RSMC's contractual waiver obligations, RSMC waived fees and/or reimbursed expenses in the following amounts with respect to the particular Series in which each Portfolio invested:

                                         12 MONTHS   12 MONTHS   12 MONTHS
                                           ENDED       ENDED       ENDED
SERIES                                    6/30/05     6/30/04     6/30/03
------                                   ---------   ---------   ---------
Wilmington Premier Money Market Series                $230,653    $254,514
Wilmington Large Cap Core Series                      $139,654    $150,766
Wilmington Municipal Bond Series                      $ 21,204    $ 51,519
Wilmington Short-Term Income Series                   $ 89,908         N/A



Prior to December 15, 2004, Roxbury Capital Management, LLC, an affiliate of RSMC located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, served as the investment adviser to the Large Cap Growth Portfolio's master series for which Roxbury received investment advisory fees of $_____, $318,436, and $314,850 for the period July 1, 2004 through December 15, 2004 and the fiscal years ended June 30, 2004 and 2003, respectively. Prior to July __, 2005, Cramer Rosenthal McGlynn, LLC ("CRM"), an affiliate of RSMC located at 520 Madison Avenue, New York, New York 10022, served as the investment adviser to the Large Cap Value Portfolio's master series for which CRM received investment advisory fees of $_____, $345,225 and $260,508, for the fiscal years ended June 30, 2005, 2004 and 2003, respectively.


                          CRAMER ROSENTHAL MCGLYNN, LLC


CRM is located at 520 Madison Avenue, New York, New York 10022, and serves as a sub-adviser to the Small Cap Core Portfolio. CRM and its predecessors have managed equity investments for mutual funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and has been in business for more than thirty years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM by way of equity ownership.


Under a Sub-Advisory Agreement, the Small Cap Core Portfolio pays a monthly advisory fee to CRM for the portion of the Portfolio (the "Account") managed by it at the annual rate of 0.75% of the Account's first $1 billion of average daily net assets; 0.70% of the Account's next $1 billion of average daily net assets; and 0.65% of the Account's average daily net assets over $2 billion.


Prior to July 1, 2005, CRM served as investment adviser to the Small Cap Value Series, a master series of the Trust in which the Small Cap Core Portfolio invested as part of its former fund-of-funds structure. For the past three fiscal years, CRM received the following fees for its services as investment adviser to the Small Cap Value Series.



                         12 MONTHS    12 MONTHS    12 MONTHS
                           ENDED        ENDED        ENDED
                          6/30/05      6/30/04      6/30/03
                         ---------   ----------   ----------
Small Cap Value Series               $4,040,536   $2,457,745


                           ROXBURY CAPITAL MANAGEMENT

Roxbury is located at 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, and serves as a sub-adviser to the Small Cap Core Portfolio. Roxbury provides investment advisory services, in a growth oriented style, to mutual funds and other institutional accounts, including corporations, unions and pension accounts, foundations, and endowments as well as to individuals. Wilmington Trust Corporation has a controlling interest in Roxbury by way of equity ownership.

Under a Sub-Advisory Agreement, the Small Cap Core Portfolio pays a monthly advisory fee to Roxbury for the portion of the Portfolio (the "Account") managed by it at the annual rate of 1.00% of the Account's first $1 billion of average daily net assets; 0.95% for the Account's next billion of average daily net assets; and 0.90% of the Account's average daily net assets over $2 billion.


Prior to July 1, 2005, Roxbury served as investment adviser to the Small Cap Growth Series, a master series of the Trust in which the Small Cap Core Portfolio invested as part of its former fund-of-funds structure. For the past three fiscal years, Roxbury received the following fees for its services as investment adviser to the Small Cap Growth Series.

                          12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/05           6/30/04           6/30/03
                          ---------------   ---------------   ---------------
Small Cap Growth Series                         $525,397          $13,345



                  WILMINGTON TRUST INVESTMENT MANAGEMENT, LLC



Wilmington Trust Investment Management, LLC ("WTIM"), 3455, Peachtree Road, Suite 2000, Atlanta, Georgia 30325, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.



WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



WTIM has not provided advisory services to the Fund during the last three fiscal years and, accordingly, received no advisory fee from the Funds. However, WTIM has provided research and consulting services to RSMC since July 1, 2003 and received the following fees from RSMC (not the Funds) for its services:

                          12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/05           6/30/04
                          ---------------   ---------------
Consulting Fees            $                  $
                            -------------      ------------



ADVISORY SERVICES. Under the terms of the Investment Advisory Agreements, RSMC agrees to: (a) direct the investments of each Portfolio, subject to and in accordance with each Portfolio's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Portfolio, securities and other investments consistent with the Portfolio's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Portfolios; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of the Portfolio; (e) make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities. Additionally, each investment adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Portfolios. The Fund and/or the investment adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the investment adviser delegates any or all of its duties as listed.



The Investment Advisory Agreements provide that the investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, Bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.


The salaries of any officers and the Interested Trustees who are affiliated with an investment adviser and the salaries of all personnel of each investment adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the investment adviser.

Each class of shares of the Portfolios pays its respective pro rata portion of the advisory fee payable by the Portfolio.


SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Portfolio's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.


Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.



                     ADMINISTRATION AND ACCOUNTING SERVICES



Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performs certain administrative services for the Portfolios, such as preparing shareholder reports providing statistical and research data, assisting the investment advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Portfolios. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Fund, provided administrative and accounting services and PFPC provide certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Portfolios. Accordingly, the Fund paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $_______, $3,633,484 and $2,552,225, for fiscal years ended June 30, 2005, 2004 and 2003, respectively.



Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Fund, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds and Series. In consideration of the provision of these services, RSMC, investment adviser to the Fund, receives an asset based fee of 0.006% of each Portfolio's average daily net assets per annum and a portion of the Chief Compliance Officer's total compensation.



                          ADDITIONAL SERVICE PROVIDERS



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ____________ serves as the independent registered public accounting firm to the Fund, providing services which include (1) auditing the annual financial statements for the Portfolios,
(2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Portfolio. ________________ is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Fund, releasing and delivering securities from the custody accounts of the Fund, maintaining records with respect to such custody accounts, delivering to the Fund a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Fund and has appointed PFPC Trust Company as Sub-Custodian of the Trust. CitiBank, N.A. serves as the Fund's foreign custody manager.


TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN


Professional Funds Distributor, LLC (the "Distributor") is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Portfolios and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Portfolios, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Portfolios as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional Shares.


The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.


The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.


The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions ("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.



The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets, except with respect to the Investor Shares of the Short-Term Income Portfolio for which such payment shall not exceed .75% on an annualized basis; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Portfolio's average net assets and up to .25% of the net assets of the Investor Shares of the Short-Term Income Portfolio to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios and for other distribution expenses.



For the fiscal year ended June 30, 2005, the Portfolios paid the Distributor 12b-1 fees in respect of broker-dealer compensation as:



                                    12b-1 Fee
                                    ---------
Prime Money Market Portfolio        $

                                    12b-1 Fee
                                    ---------
Premier Money Market Portfolio      $
U.S. Government Portfolio           $
Tax-Exempt Portfolio                $
Short/Intermediate Bond Portfolio   $
Broad Market Bond Portfolio         $
Municipal Bond Portfolio            $
Short-Term Income Portfolio         $
Small Cap Core Portfolio            $
Large Cap Core Portfolio            $
Large Cap Value Portfolio           $



Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including Banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor Shares, such payments are authorized. Each Portfolio may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                               PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Portfolios for the fiscal year ended June 30, 2005.



Portfolio Manager(s)                                                            For other accounts managed by Portfolio Manager(s)
jointly and primarily     Total number of other accounts managed by Portfolio   within each category below, number of accounts and
responsible for the day   Manager(s) within each category below and the total   the total assts in the accounts with respect to
to day management of the  assets in the accounts managed within each category   which the advisory fee is based on the performance
Portfolios' assets        below.                                                of the account
                          ----------------------------------------------------  ----------------------------------------------------
                             Registered       Other Pooled                         Registered       Other Pooled
                             Investment        Investment                          Investment        Investment
                              Companies         Vehicles       Other Accounts       Companies         Vehicles       Other Accounts
                          ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
                           Number    Total   Number    Total   Number    Total   Number    Total   Number    Total   Number    Total
                             of     Assets     of     Assets     of     Assets     of     Assets     of     Assets     of     Assets
                          Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                          --------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------  ------
Rodney Square Management
Corporation

RSMC Fixed Income
Management

Eric K. Cheung                42     $434       2      $110        0      $0        0      $0         0       $0        0      $0

Clayton M. Albright, III       0     $  0       0      $  0        0      $0        0      $0         0       $0        0      $0

Dominick J. D'Eramo            0     $  0       0      $  0        0      $0        0      $0         0       $0        0      $0

Lisa More                    113     $780       1      $254        0      $0        0      $0         0       $0        0      $0

Scott Edmonds                  0     $  0       0      $  0        0      $0        0      $0         0       $0        0      $0

Portfolio Manager(s)                                                            For other accounts managed by Portfolio Manager(s)
jointly and primarily     Total number of other accounts managed by Portfolio   within each category below, number of accounts and
responsible for the day   Manager(s) within each category below and the total   the total assets in the accounts with respect to
to day management of the  assets in the accounts managed within each category   which the advisory fee is based on the performance
Portfolios' assets        below.                                                of the account
                          ----------------------------------------------------  ----------------------------------------------------
                             Registered       Other Pooled                         Registered       Other Pooled
                             Investment        Investment                          Investment        Investment
                              Companies         Vehicles       Other Accounts       Companies         Vehicles       Other Accounts
                          ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
                           Number    Total   Number    Total   Number    Total   Number    Total   Number    Total   Number    Total
                             of     Assets     of     Assets     of     Assets     of     Assets     of     Assets     of     Assets
                          Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                          --------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------  ------
RSMC Equity Management

Rex P. Macey                   3     $120       1       $55      198    $102        0      $0         0       $0        0      $0

Adrian Cronje                  3     $120       1       $55      198    $102        0      $0         0       $0        0      $0

Andrew H. Hopkins              3     $120       1       $55      198    $102        0      $0         0       $0        0      $0

Vincent F. Rights              3     $120       1       $55      198    $102        0      $0         0       $0        0      $0

RoxburyCapital
Management, LLC.

Steve Marshman*                6     $323.7     1       $3.8     109    $758.7      0      $0         0       $0        4      $48.1

Robert Marvin*                 6     $323.7     1       $3.8     109    $758.7      0      $0         0       $0        4      $48.1

Brian Smoluch*                 6     $323.7     1       $3.8     109    $758.7      0      $0         0       $0        4      $48.1

Cramer Rosenthal
McGlynn, LLC.



* The Small Cap portfolios are co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager's row.

Portfolio Manager(s)
jointly and primarily                                                          For other accounts managed by Portfolio Manager(s)
responsible for the    Total number of other accounts managed by Portfolio     within each category below, number of accounts and
day to day management  Manager(s) within each category below and the total     the total assets in the accounts with respect to
of the Portfolios'     assets in the accounts managed within each category     which the advisory fee is based on the performance
assets                 below.                                                  of the account
                       ------------------------------------------------------  ----------------------------------------------------
                          Registered       Other Pooled                           Registered       Other Pooled
                          Investment        Investment                            Investment        Investment
                           Companies         Vehicles        Other Accounts        Companies         Vehicles       Other Accounts
                       ----------------  ----------------  ------------------  ----------------  ----------------  ----------------
                        Number    Total   Number    Total   Number     Total    Number    Total   Number    Total   Number    Total
                          of     Assets     of     Assets     of      Assets      of     Assets     of     Assets     of     Assets
                       Accounts   ($mm)  Accounts   ($mm)  Accounts    ($mm)   Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                       --------  ------  --------  ------  --------  --------  --------  ------  --------  ------  --------  ------
James P. Stoeffel          0       $0        0       $0       32     $655,154      0       $0        0       $0        0       $0
Terry Lally                0       $0        0       $0       32     $655,154      0       $0        0       $0        0       $0



MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest that may arise in connection with a portfolio manager's management of a Portfolio's investment and investments of other accounts managed include material conflicts between the investment strategy of a Portfolio and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Portfolio and other accounts managed by the portfolio manager.



                                       DESCRIPTION OF ANY MATERIAL CONFLICTS OF INTEREST THAT MAY ARISE IN CONNECTION WITH THE
                                       PORTFOLIO MANAGER'S MANAGEMENT OF THE PORTFOLIO'S INVESTMENTS AND THE INVESTMENTS OF THE
PORTFOLIO MANAGER(S)                   OTHER ACCOUNTS MANAGED.
--------------------                   ---------------------------------------------------------------------------------------------
Rodney Square Management                 Portfolio managers may experience certain conflicts of interest in managing the Fund's investments, on the one hand, and the investments of other accounts, including other funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one
                                         Portfolio or other account, a Portfolio may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts.
                                         RSMC has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. RSMC's policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                                         The management of multiple Portfolios and other accounts may give rise to potential conflicts of interest, particularly if the Portfolios and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Portfolio, which may constitute a conflict with the interest of the Fund. RSMC seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

                                         RSMC does not receive a performance fee for its management of the Fund. RSMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the
                                         Portfolios -for instance, those that pay a higher advisory fee. The policies of RSMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

                                         RSMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in RSMC's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Fund has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the
                                         1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Portfolios and clients involved in such transactions.

                                         Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Portfolios. One potential conflict may arise if a portfolio manager were to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. RSMC's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of RSMC and its affiliates.

Corporation

RSMC Fixed Income Management
-    Eric K. Cheung
-    Clayton M. Albright
-    Dominick J. D'Eramo
-    Lisa More
-    Scott Edmonds

RSMC Equity Management
-    Rex P. Macey
-    Adrian Cronje
-    Andrew H. Hopkins
-    Vincent F. Rights

Roxbury Capital Management, LLC.       Roxbury understands that potential material conflicts of interest exist in "side-by-side"
-    Steve Marshman                    management. As such, Roxbury has always had comprehensive procedures on the aggregation and
-    Robert Marvin                     allocation of transactions across accounts managed in the same investment strategy. When
-    Brian Smoluch                     possible, Roxbury aggregates the same transactions in the same securities for many accounts to enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different commissions or may pay or receive a different price.

                                       Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate. If the Roxbury Special Fund II, Roxbury's hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in
                                       Roxbury's "Watch List" unless the position is entered into "against the box". The Watch List contains securities that Roxbury is "closely observing" and "anticipating imminent action in".

                                       Roxbury's Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.

Cramer Rosenthal McGlynn, LLC          Material conflicts of interest may arise when a Portfolio's Portfolio Manager also has
-    James P. Stoeffel                 day-to-day management responsibilities with respect to one or more other funds or other
-    Terry Lally                       accounts, as is the case for the Portfolio Managers listed. These potential conflicts include:

                                       Allocation of Limited Time and Attention. A Portfolio Manager who is primarily responsible for managing

                                       multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. CRM seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline.

                                       Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund's ability to take full advantage of the investment opportunity. To deal with these situations,
                                       CRM has adopted procedures for a trade allocation procedure for allocating limited investment opportunities across multiple funds and accounts.

                                       Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
                                       To help avoid these types of conflicts, CRM generally appoints separate advisory personnel to make investment decisions for different investment products. In addition, each Portfolio
                                       Manager is subject to CRM's Conflict of interest Policy.

                                       Selection of Brokers/Dealers. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28 (e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. To address these types of conflicts, CRM has adopted best execution and soft dollar policies governing a Portfolio
                                       Manager's selection of brokers and dealers and his use of research services.

                                       Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the Portfolio
                                       Manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, CRM has adopted a Code of
                                       Ethics and Conflicts of Interest Policy.

                                       Proprietary Interests. CRM and/or its affiliates may have substantial personal or proprietary investments in some of the accounts managed by a Portfolio Manager. A Portfolio Manager might be motivated to favor funds and/or accounts in which he, or his colleagues, has an interest or in which CRM and/or its affiliates have interests. However, each Portfolio Manager is subject to CRM's Code of Ethics policy governing personal securities transactions in which
                                       Portfolio Managers engage.

                                       Other Factors. Several other factors, including the desire to maintain or increase assets under the adviser's management or to enhance the Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts CRM has adopted a Code of Ethics and Conflicts of Interest Policy.

                                       As discussed above, CRM has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for CRM and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by CRM will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.



COMPENSATION. Following is a description of the structure of, and method used to determine the compensation received by the portfolio managers or management team members from the Portfolios, the Adviser or any other source with respect to managing the Portfolios and any other accounts for the fiscal year ended June 30, 2005.



                                       STRUCTURE OF, AND METHOD USED TO DETERMINE, THE COMPENSATION OF EACH PORTFOLIO MANAGER,
PORTFOLIO MANAGER(S)                   INCLUDING THE CRITERIA ON WHICH COMPENSATION IS BASED
--------------------                   ---------------------------------------------------------------------------------------------
Rodney Square Management

                                       STRUCTURE OF, AND METHOD USED TO DETERMINE, THE COMPENSATION OF EACH PORTFOLIO MANAGER,
PORTFOLIO MANAGER(S)                   INCLUDING THE CRITERIA ON WHICH COMPENSATION IS BASED
--------------------                   -------------------------------------------------
Corporation                            RSMC's investment professionals received an annual base salary and performance bonus,
RSMC Fixed Income Management           including cash and stock options, based upon their overall performance relative to their job
-    Eric K. Cheung                    responsibilities. RSMC's investment professionals received an annual base salary and
-    Clayton M. Albright, III          performance bonus, including cash and in addition, they are entitled to the regular fringe
-    Dominick J. D'Eramo               benefits provided to all employees. RSMC completed an annual survey of compensation levels
-    Lisa More                         relative to industry standards to ensure that its staff is adequately compensated. Each
-    Scott Edmonds                     portfolio manager has a portfolio performance incentive as a part of their overall compensation. Portfolio Managers can earn up to 25% of their annual base salary if the portfolio outperforms their respective benchmarks and peer groups in trailing 1, 2, 3, 4 and
                                       5 year periods.

RSMC Equity Management
-    Rex P. Macey                      Compensation is a combination of salary plus bonus.
-    Adrian Cronje
-    Andrew H. Hopkins
-    Vincent F. Rights
-    Dorsey D. Farr

Roxbury Capital Management,            Compensation includes a combination of base salary, a generous benefits package, an annual
LLC                                    performance Bonus, and a profit sharing plan linked to the net income of the company and of
-    Steve Marshman                    Roxbury's Small Cap Growth accounts.
-    Robert Marvin
-    Brian Smoluch

Cramer Rosenthal McGlynn,              The Portfolio Managers for the Funds are generally responsible for multiple accounts with
LLC                                    similar investment strategies. For example, the managers of CRM's mid cap value investment
-    James P. Stoeffel                 strategy are responsible for investment decisions for registered investment companies and
-    Terry Lally                       separately-managed institutional accounts that pursue a mid cap value investment strategy.
                                       Portfolio Managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

                                       STRUCTURE OF, AND METHOD USED TO DETERMINE, THE COMPENSATION OF EACH PORTFOLIO MANAGER,
PORTFOLIO MANAGER(S)                   INCLUDING THE CRITERIA ON WHICH COMPENSATION IS BASED
--------------------                   ---------------------------------------------------------------------------------------------
                                       The compensation package for Portfolio Managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the market place and reflects a Portfolio Manager's contribution to
                                       CRM's success.

                                       The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

                                       For purposes of determining a Portfolio Manager's bonus, the appropriate fund's benchmark is used. The benchmark used to determine the bonuses of the Portfolio Managers of the Small Cap
                                       Core Portfolio is the Russell 2000 Value Index.

                                       Bonuses for Portfolio Managers vary depending on the scope of accountability and experience level of the individual Portfolio Manager. An individual's bonus is based upon relative performance of their assigned portfolios compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis.
                                       Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

                                       The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM's underlying valuation, as well as the exercise price. Options generally vest over a three-year period.

OWNERSHIP OF SECURITIES. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Portfolios as of June 30, 2005.



PORTFOLIO MANAGER(S)                   DOLLAR VALUE OF PORTFOLIO SHARES BENEFICIALLY OWNED
--------------------                   ---------------------------------------------------------------------------------------------
Rodney Square Management
Corporation                            Mr. Albright beneficially owns shares of the Broad Market Bond Portfolio in the range of
                                       $50,001-$100,000. Mr. D'Eramo beneficially owns shares of the ____ Portfolio in the range of
RSMC Fixed Income Management           $1-$10,000. Mr. Cheung, Ms. More and Mr. Edmonds own no shares of the Portfolios as of June
-    Eric K. Cheung                    30, 2005.
-    Clayton M. Albright, III
-    Dominick J. D'Eramo
-    Lisa More
-    Scott Edmonds

RSMC Equity Management                 Mr. Macey beneficially owns shares of the Large Cap Core Portfolio in the range of
-    Rex P. Macy                       $1-$10,000. Mr. Hopkins beneficially owns shares of the: Large Cap Core Portfolio in the
-    Adrian Cronje                     range of $50,001-$100,000; Large Cap Value Portfolio in the range of $10,001-$50,000; and
-    Andrew H. Hopkins                 Large Cap Growth Portfolio in the range of $10,001-$50,000. Mr. Cronje, Mr. Rights [and Mr.
-    Vincent F. Rights                 Farr] own no shares of the Portfolios as of June 30, 2005.
-    Dorsey D. Farr

Roxbury Capital Management,            No Portfolio Manager beneficially owns any shares of the Portfolios as of June 30, 2005.
LLC
-    Steve Marshman
-    Robert Marvin
-    Brian Smoluch

Cramer Rosenthal McGlynn,              Neither Mr. Stoeffel nor Mr. Lally beneficially own any shares of the Portfolios as of June
LLC                                    30, 2005.
-    James P. Stoeffel
-    Terry Lally

                   BROKERAGE ALLOCATION AND OTHER PRACTICES



BROKERAGE TRANSACTIONS. An investment adviser places portfolio transactions on behalf of a Portfolio, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by an investment adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by a Portfolio are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Portfolio) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.



Brokerage commissions paid by each Portfolio for the last three fiscal years ended June 30, 2005 are as follows:



                     12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
PORTFOLIO                6/30/05           6/30/04           6/30/03
---------            ---------------   ---------------   ---------------
Small Cap Core *                           $591,869          $360,758
Large Cap Core**                           $ 66,321          $158,900
Large Cap Value**                          $ 51,990          $198,522
Large Cap Growth**                         $154,159          $107,660



* For the fiscal years ended June 30, 2005 and 2004, the amount reflects a pro-rata portion of brokerage commissions paid by the Small Cap Value and Small Cap Growth Series which the Small Cap Core Portfolio paid indirectly through its investment in these master series of the Trust under its former fund-of-funds structure.



** For the fiscal years presented, the amount reflects brokerage commissions paid by the Large Cap Core Series, Large Cap Value Series and WT Large Cap Growth Series which each of the Large Cap Core Portfolio, Large Cap Value Portfolio and Large Cap Growth Portfolio paid indirectly through its investment in these respective master series of the Trust under its former fund-of-funds structure.


When buying or selling securities, a Portfolio may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or a Portfolio.


BROKERAGE SELECTION. The primary objective of each investment adviser in placing orders on behalf of a Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, an investment adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to a Portfolio or to the investment adviser. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. An investment adviser may place trades with certain brokers with which it is under common control, including Wilmington Trust Investment Management, LLC or Wilmington Brokerage Services Co., each an indirect, wholly- owned subsidiary of Wilmington Trust Corporation, provided that the investment adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms. In selecting and monitoring broker-dealers and negotiating commissions, an investment adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser may use such broker-dealers to effect securities transactions. Preference may be given to brokers who provide research or statistical material or other services to the Portfolios, or to the investment adviser, subject to investment advisers' duty to seek best execution.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Portfolio may pay a higher broker commission than those available from another broker.


Research services received from broker-dealers supplement the investment adviser own research (and the research of its affiliates), and may include the following types of information: statistical and Background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.



Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the Basis of research services provided.



During the fiscal year ended June 30, 2005, each of the following Portfolios directed transactions and paid related brokerage commissions because of research services provided in the following amounts:



                             12 MONTHS ENDED 6/30/05
                    ----------------------------------------
PORTFOLIO           COMMISSIONS PAID   TRANSACTIONS DIRECTED
---------           ----------------   ---------------------
Large Cap Growth*           $                    $
Large Cap Value*            $                    $
Small Cap Core**            $                    $



* The amount reflects brokerage commissions paid by the WT Large Cap Growth Series and Large Cap Value Series which the Large Cap Growth Portfolio and Large Cap Value Portfolio paid indirectly through its investment in these respective series of an affiliated mutual fund under its former fund-of-funds structure.

** The amount reflects a pro-rata portion of the brokerage commissions paid by the Small Cap Value and Small Cap Growth Series which the Small Cap Core Portfolio paid indirectly through its investment in these affiliated mutual funds under its former fund-of-funds structure.



ALLOCATION OF FUND TRANSACTIONS. Some of an investment adviser's other clients have investment objectives and programs similar to that of a Portfolio. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Portfolio. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of each investment adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Portfolio and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between a Portfolio and the other clients as to amount according to a formula determined prior to the execution of such transactions.



                   CAPITAL STOCK AND OTHER SECURITIES


The Fund issues seven separate classes of shares. Each Portfolio offers Institutional and Investor Shares, except (1) the Premier Money Market Portfolio which issues Institutional and Service Shares only and (2) the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio which issue Investor and Service Shares only. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class thereof take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.


                 PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.


Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the applicable minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares through an AIP will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Premier Money Market, Prime Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.


Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, U.S. Government and Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.


By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.


Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares through an SWP will be effected at the NAV determined on or about the 25th day of the month. With respect to the Prime Money Market Portfolio and the U.S. Government Portfolio, the redemption of Portfolio shares through an SWP will be reflected at the NAV determined at 2:00 p.m. Eastern time on the automatic redemption date. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.


The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.



A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.


Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Portfolios." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the investment adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each

Portfolio's holdings to determine whether a Portfolio's net asset value, calculated Based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.


Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.


The net asset value per share is determined as of 12:00 noon Eastern time for the Tax-Exempt Portfolio, as of 2:00 p.m. Eastern time for the Premier Money Market, and as of 2:00 p.m. and 4:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio, on each business day (i.e., a day that the New York Stock Exchange (the "Exchange") and the transfer agent are open for business). The net asset value per share is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.


For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange and PFPC are open for business.


In valuing a Portfolio's assets, a security listed on an exchange (and not subject to restrictions against sale by the Portfolio on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.\



                                  DIVIDENDS


Dividends from the Money Market Portfolios are declared on each business day after 4:00 p.m. Eastern time and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-business days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each business day and paid to shareholders ordinarily on the first business day of the following month. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, if any, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends, if any, from the Equity Portfolios' net investment income and distributions, if any, of (1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers are declared and paid annually.

A dividend or distribution paid by a Portfolio which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                           TAXATION OF THE PORTFOLIOS


GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. Each Portfolio has qualified, elected and intends to continue to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain determined without regard to the dividend received deduction) and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of any two or more issuers that a Portfolio controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate income tax rates with reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Portfolio invests in equity investments and the Portfolio makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.


Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.


Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.


Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent any distribution of exempt-interest dividends received with respect to such shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders or to be taxed at capital gain rates as qualified dividend income.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Portfolio's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.


Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain Base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.



The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.


The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO, BROAD MARKET BOND AND SHORT-TERM INCOME
PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who receive qualified dividend income will be taxed on such qualified dividend income at long term capital gain rates. Qualified dividend income generally means dividend income received from (i) a domestic corporation or (ii) from certain foreign corporations.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction or (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the Small Cap Core Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Small Cap Core Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


The Small Cap Core Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder - that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


If the Small Cap Core Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the

Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.


The Small Cap Core Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolios also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted Basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolios for prior taxable years. A Portfolio's adjusted Basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income).


HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.


SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.


CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (e.g. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.


CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.


                              FINANCIAL STATEMENTS



Audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Short-Term Income, Large Cap Core, Small Cap Core, Large Cap Growth and Large Cap Value Portfolios for the fiscal year ended June 30, 2005, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of ________ thereon. The Annual Reports are incorporated herein by reference.

                                   APPENDIX A



            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES


REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the investment adviser of each Portfolio may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Portfolio will use leverage in their options, futures, and in the case of the Short-Term Income Portfolio, forward currency. Accordingly, each Portfolio will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Portfolio's assets could impede portfolio management, or a Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Portfolio may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Portfolio may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Portfolio may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Portfolio realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Portfolio may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Portfolio may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Portfolio purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Portfolio may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Portfolio declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Portfolio will be obligated to sell the security at less than its market value.

Each Portfolio may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Portfolio would expect to suffer a loss.


Each Portfolio may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of indices on which options are purchased or written.


Each Portfolio may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Portfolio would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Portfolio would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Portfolio will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


Each Portfolio may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a Bank or other financial institution and gives a Portfolio the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Portfolio holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Portfolio will be entitled to receive a cash payment from the issuer upon exercise Based on the difference between the value of the index and the exercise price of the warrant; if a Portfolio holds a put warrant and the value of the underlying index falls, a Portfolio will be entitled to receive a cash payment from the issuer upon exercise Based on the difference between the exercise price of the warrant and the value of the index. A Portfolio holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Portfolio holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Portfolio does not exercise an index warrant prior to its expiration, then a Portfolio loses the amount of the purchase price that it paid for the warrant.



Each Portfolio will normally use index warrants as it may use index options. The risks of a Portfolio's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the Bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Portfolio's ability to exercise the warrants at any time or in any quantity.


OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

          (1) each Portfolio will write only covered options, and each such option will remain covered so long as a Portfolio is obligated thereby; and

          (2) no Portfolio will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Portfolio wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Portfolio may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a Portfolio will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

          (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

          (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or unless a closing transaction is effected with respect to that position, a Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

          (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

          (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Portfolio writes a call option on an index, a Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Portfolio holds an index option and exercises it before the closing index value for that day is available, a Portfolio runs the risk that the level of the underlying index may subsequently change.

          (5) A Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Portfolio may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Portfolio may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Portfolio's securities holdings. To the extent that a portion of a Portfolio's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Portfolio correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Portfolio's holdings. A Portfolio may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Portfolio intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Portfolio may purchase a call option on an index futures contract to hedge against a market advance in securities that a Portfolio plans to acquire at a future date. A Portfolio may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Portfolio. This is analogous to writing covered call options on securities. A Portfolio also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Portfolio.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Portfolio has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

          (1) Each Portfolio will engage only in covered futures transactions, and each such transaction will remain covered so long as a Portfolio is obligated thereby.

          (2) No Portfolio will write` options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Portfolio upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Portfolio purchases a contract and the value of the contract rises, a Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Portfolio is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Portfolio's obligations to or from a clearing organization.


Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Portfolio to close a position and, in the event of adverse price movements, a Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Portfolio's use of futures contracts and related options, particular note should be taken of the following:

          (1) Successful use by a Portfolio of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Portfolio has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Portfolio may need to sell assets at a time when such sales are disadvantageous to a Portfolio. If the price of the futures contract moves more than the price of the underlying securities, a Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

          (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

          (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Portfolio intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Portfolio would continue to be required to make variation margin payments.

          (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

          (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Portfolio purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

          (6) As is the case with options, a Portfolio's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Portfolio also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The Short-Term Income Portfolio's investment adviser may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Short-Term Income Portfolio. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The Short-Term Income Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the Portfolio's positions. When the investment adviser believes that a particular currency may decline compared to the U.S. dollar, a Portfolio may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of a Portfolio securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Portfolio anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The Short-Term Income Portfolio also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Short-Term Income Portfolio may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Short-Term Income Portfolio or which the investment adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Portfolio also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Portfolio's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Short-Term Income Portfolio may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The Short-Term Income Portfolio will not enter into an options, futures or forward currency contract transaction that exposes the Short-Term Income Portfolio to an obligation to another party unless a Portfolio either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS


Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of a Portfolio's position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.


There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.


As with other options and futures positions, the Short-Term Income Portfolio's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Short-Term Income Portfolio will not purchase or write such positions unless and until, in the investment adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Portfolio will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.


Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Short-Term Income Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.



SWAP AGREEMENTS. The Short-Term Income Portfolio may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Short-Term Income Portfolio and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Short-Term Income Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.


The Short-Term Income Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Short-Term Income Portfolio anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.


SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Short-Term Income Portfolio is contractually obligated to make or receive. If the counter party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. A Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily Basis.


Whether the use of swap agreements will be successful in furthering a Portfolio's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or Bankruptcy of a swap agreement counter party. A Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a Portfolio's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B






                             DESCRIPTION OF RATINGS


Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. In that event, an investment adviser will consider whether it is in the best interest of a Portfolio to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.


A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.


"Ba," "B," "Caa," "Ca," and "C": Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes pro rata credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.


MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad Based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.


                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.


Aaa: Bonds rated Aaa are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.



Aa Bonds rated Aa have a very strong capacity to pay interest and repay principal and differ from Aaa issues only in small degree.


A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB," "B," "CCC," "CC" and "C": Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


"BB": Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B": Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC": Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC": This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.


"C": This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a Bankruptcy petition has been filed, but debt service payments are continued.


"CI": This rating is reserved for income bonds on which no interest is being paid.


"D": Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a Bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

                                   APPENDIX C


                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES


                           SPECIFIC TO WT MUTUAL FUND

                      RODNEY SQUARE MANAGEMENT CORPORATION

I.   INTRODUCTION

          On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for certain registered investment advisers regarding adoption and disclosure of proxy voting policies and the preservation and disclosure of proxy voting records.

          New Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.


          This document has been developed in accordance with the new regulatory requirements for registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the Basis for voting, recording and providing required disclosures to WT Mutual Fund (the "Fund"), RSMC's only advisory client.


          The Fund has adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").


II.  PROXY VOTING DELEGATION


     A.   From the Fund to RSMC and Affiliate Investment Advisers:

          1. The Fund has numerous investment series, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment series are managed by Sub-Advisers.

          2. The voting of proxies for securities held by the Fund has been delegated by the Board to RSMC and its affiliated Investment Advisers.

     B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

     C.   From RSMC to Sub-Advisers for the International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Portfolio if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the International Fund to the two Sub-Advisers currently managing portions of that series.


III. PROXY VOTING POLICIES AND PROCEDURES


     A.   General Policy Statement:

          1. Based on the premise that an issuer's Board of Directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's Board of Directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised series is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.


          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised series are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely Based on Wilmington Trust's Proxy Voting Guidelines.



          5. The proxy analyst conducts appropriate research Based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.


     B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

     C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

     D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

     A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals that a majority of the Board be independent;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

     B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the Board of Directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the Board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, we vote against proposals to allow the Board to issue stock in response to a takeover offer; and


          12.  With respect to mutual funds, we vote


               a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

     A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;


          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the Basis for such decision, including written consents from clients.


          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for five years (the first two years in an appropriate office of RSMC).


     B.   RSMC's Record-keeping Responsibilities under the Investment Company
          Act:


          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each series during the 12-month period ended June 30th of each year in the following format:

                  NAME OF THE ISSUER OF THE PORTFOLIO SECURITY

                EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                     CUSIP NUMBER FOR THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                            SHAREHOLDER MEETING DATE

                     BRIEF SUMMARY OF EACH MATTER VOTED UPON

                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER

              WHETHER RSMC VOTED A PORTFOLIO'S SHARES ON THE MATTER

              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS

                     WHETHER RSMC VOTED A PORTFOLIO'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

     A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

As approved and ratified by the Board of Trustees on September 28, 2004

                                   APPENDIX D


                          CRAMER ROSENTHAL MCGLYNN, LLC

                    POLICIES AND PROCEDURES FOR PROXY VOTING

Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). CRM serves as the investment adviser or sub-adviser of various (i) investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) private investment funds exempt from registration under the 1940 Act, and (iii) outside private accounts over which the Firm has discretionary investment authority.

1.   PURPOSE AND PROXY VOTING PROCESS

CRM's policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM shall conduct such activities and vote client proxies in accordance with these Policies.

Monitoring of Corporate Actions

CRM monitors corporate actions electronically through a third-party proxy service. Through the service, CRM receives electronic notice of upcoming proxy votes, meeting and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM generally utilizes the service to electronically vote such proxies.

The Voting Process

     Review of Proxy Solicitation Materials/Independent Recommendations

          CRM has hired an independent third party, Institutional Shareholder Services ("ISS") to provide analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value.

          CRM will consider ISS analysis and recommendations, as well as the portfolio manager's own knowledge of the company (including its management, operations, industry and the particular proxy issue) in proxy decisions, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote (1) in a "socially responsible" manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

----------
(1) ISS provides voting recommendations for "Taft-Hartley" accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines.

     Corporate Governances Matters

     The following is a summary of the ISS voting recommendations.(2)

     Voting on Director Nominees in Uncontested Elections

     Votes on director nominees should be made on a case-by-case basis. Certain actions by directors should result in votes being withheld, including directors who:

          - Attend less than 75 percent of the board and committee meetings without a valid excuse.

          - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.

          - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Classification/Declassification of the Board

          - Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

     Director and Officer Indemnification and Liability Protection

          - Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

     Capital Structure

     Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Preferred Stock

     Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank

----------
(2) The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

     check" preferred stock). Vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

     Management Compensation

     Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

     Employee, Stock Purchase Plans

     Votes on employee stock purchase plans should be determined on a case-by-case basis.

     Shareholder Proposals regarding Executive and Director Pay

     Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Social Issues

     Animal Rights

     Vote case-by-case on proposals to phase out the use of animals in product testing.

     Tobacco

     Most tobacco-related proposals should be evaluated on a case-by-case basis.

     Instances Where CRM Does Not Follow ISS Recommendation

     As stated above, there may be instances where the Firm determines that it is not in the best interest of clients to follow ISS recommendations with respect to certain proxy vote(s). These instances may involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights plan (or poison pill) or proxy contests, involving, for instance, a hostile takeover attempt but may also include more routine issues, such as the election of directors or auditor appointments. When CRM decides not to vote proxies in the manner recommended by ISS, CRM shall document the reasons for such decision.

     Securities on Loan

     Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on "loan" as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

     Clients Who Vote Their Own Proxies

     CRM clients may retain the authority to vote their own proxies in their discretion.

2.   CONFLICTS AND POTENTIAL CONFLICTS OF INTEREST

CRM recognizes that there may be a conflict of interest or potential conflict of interest between itself and its clients with respect to the voting of proxies of certain companies and has developed a mechanism for identifying and addressing such conflicts. Examples of such conflicts include, but are not limited to, where a company soliciting proxies is an advisory client of CRM or where CRM has a financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the Compliance Committee to confirm that voting is in the best interest of clients.

3.   DISCLOSURE AND OVERSIGHT

CRM, in its written brochure required under Rule 204-3 (the "Form ADV") shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client's proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

The Compliance Committee shall have oversight responsibility for these Policies. In particular, the Compliance Committee shall have responsibility for monitoring the actual or potential conflicts of interest that may arise in relation to voting proxies for client securities.

4.   RECORDKEEPING

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form:

     (a)  These Policies as they may be amended from time to time.

     (b) A copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission).

     (c)  A record of each vote cast on behalf of clients.

     (d) Internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations.

     (e) Copies of written client requests for proxy voting records and of the Firm's written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM.

Records for CRM Mutual Fund Trust shall be maintained by CRM Mutual Fund Trust

                                   APPENDIX E

                         ROXBURY CAPITAL MANAGEMENT, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

I. GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.

Absent special circumstances such as those described below, Roxbury's policy is to exercise its proxy voting discretion in accordance with the guidelines set forth in EXHIBIT A ("Proxy Voting Guidelines"). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").

II. VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.

The Data Integrity Department ("Data Integrity") is responsible for voting proxies received by Roxbury. Data Integrity votes proxies according to the proxy voting guidelines, which have been reviewed and approved by the Proxy Voting Committee. Data Integrity will vote proxy proposals where the Proxy Voting Guidelines indicate its general position as voting either "for" or "against." Data Integrity will forward the proposal to the appropriate industry analyst where the Proxy Voting Guidelines indicate its general position as voting on a case-by-case basis, or the Proxy Voting Guidelines do not list the proposal.

The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

     a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

     b) determines how to vote proxies relating to issues not covered by these Policies; and

     c)   determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all time. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.

The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Data Integrity will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.

Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and provide timely reporting for Roxbury and its clients. Data Integrity submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.

III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

     1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

     2)   Voting the proxy pursuant to client direction.

Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

     a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

     b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(1) in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.

     c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

     d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

     e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

     f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

     g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

     h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

----------
(1) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

     - The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

     - The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV.  RECORDKEEPING AND RETENTION

Data Integrity retains records relating to the voting of proxies, including:

     a)   a copy of these Policies and any amendments thereto;

     b) a copy of each proxy statement that Roxbury receives regarding client securities;

     c)   a record of each vote cast by Roxbury on behalf of clients;

     d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

     e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V. CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its Policies to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.

                                   APPENDIX E

                                    EXHIBIT A

                         ROXBURY CAPITAL MANAGEMENT, LLC

                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION

GENERAL
POSITION                              ISSUE
--------                              -----
                                 1. OPERATIONAL

1.  A   Adjourn meeting

2.  A   Amend quorum requirements

3.  F   Amend minor bylaws

4.  F   Change company name

5.  F   Management proposal: change date, time, or location of annual meeting

6.  A   Shareholder proposal: ability to change date, time, or location of annual meeting

7.  F   Ratify Auditors

8.  C   Shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services

9.  A   Shareholder proposals asking for audit firm rotation

10. A   Proposals to approve other business when it appears as voting item

                              2. BOARD OF DIRECTORS

1.  C   Voting on director nominees in uncontested elections

2.  A   Shareholder proposal to impose a mandatory retirement age for outside directors

3.  F   Proposal to fix the board size or designate a range for the board size

4.  A   Proposals that give management the ability to alter the size of the board outside of a specified range

5.  C   Classification/Declassification of the Board

6.  A   Eliminate cumulative voting

7.  C   Restore or permit cumulative voting

8.  C   Director and Officer indemnification and liability protection

9.  A   Proposals to eliminate directors' and officers' liability for monetary damages for violating the duty of care

10. A Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence

11. F Proposal providing such expanded coverage in cases when a director's legal defense was unsuccessful if certain criteria are met

12. C   Establish/amend nominee qualifications

13. A   Shareholder proposal requiring two candidates per board seat

14. C   Proposals that provide that directors may be removed only for cause

15. C Proposals to restore shareholder ability to remove directors with or without cause

16. C Proposals that provide that only continuing directors may elect replacements to fill board vacancies

17. C Proposal that permit shareholders to elect directors to fill board vacancies

18. C   Independent Chairman (Separate Chairman/CEO)

19. F Shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition of independence

20. F Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently to not meet that standard

21. A   Shareholder proposal: stock ownership requirements

22. A   Shareholder proposal limiting tenure of outside directors

                                3. PROXY CONTESTS

1.  C   Voting for director nominees in contested elections

2.  C   Reimbursing proxy solicitation expenses

3.  F   Shareholder proposal requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election

4.  F   Management proposals to adopt confidential voting

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

1.  C   Advance notice requirements for shareholder proposals/nominations

2.  C   Proposals giving the board exclusive authority to amend the bylaws

3.  C   Proposals giving the board the ability to amend the bylaws in addition to shareholders

4.  F   Shareholder proposals that ask a company to submit its poison pill for shareholder ratification

5.  C   Shareholder proposal to redeem a company's poison pill

6.  C   Management proposals to ratify a poison pill

7.  A   Proposal to restrict or prohibit shareholder ability to take action by written consent

8.  F   Proposals to allow or make easier shareholder action by written consent

9.  C   Proposals to restrict or prohibit shareholder ability to call special meetings

10. C Proposals to remove restriction on the right of shareholders to act independently of management

11. A   Proposal to require supermajority vote

12. F   Proposal to lower supermajority vote requirements

                     5. MERGERS AND CORPORATE RESTRUCTURINGS

1.  F   Appraisal Rights

2.  C   Asset purchases

3.  C   Asset Sales

4.  C   Bundled proposals

5.  C   Conversion of Securities

6.  C   Corporate reorganization/debt restructuring/prepackaged bankruptcy plans/reverse leveraged buyouts/wrap plans

7.  C   Formation of holding company

8.  C   Going private transactions (LBOs and minority squeezeouts)

9.  C   Joint ventures

10. C   Liquidations

11. C Mergers and acquisitions/issuance of shares to facilitate merger or acquisition

12. C   Private placements/warrants/convertible debentures

13. C   Spin-offs

14. C   Value maximization proposals

                            6. STATE OF INCORPORATION

1.  F   Proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders

2.  A   Proposals to amend the charter to include control share acquisition provisions

3.  F   Proposals to restore voting rights to the control shares

4.  F   Control share cash out provisions

5.  F   Disgorgement provisions

6.  C   Fair price provisions

7.  F   Freezeout provisions

8.  F   Adopt antigreenmail charter of bylaw amendments

9.  C   Antigreenmail proposals when bundled with other bylaw amendments

10. C   Reincorporation proposals

11. A   Stakeholder provisions

12. C   State antitakeover statutes

                              7. CAPITAL STRUCTURE

1.  F   Adjustments to par value of common stock

2.  C   Proposal to increase the number of shares of common stock

3.  C   Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class that has superior voting rights

4.  C   Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted.

5.  A   Proposals to create a new class of common stock with superior voting rights

6.  F   Proposal to create a new class of nonvoting or sub voting common stock

7.  A   Issue stock for use with rights plan

8.  C   Shareholder proposal: preemptive rights

9.  A   Proposal authorizing the creation of new classes of preferred stock with unspecified voting rights and other rights

10. F   Proposals to create "declawed" blank check preferred stock

11. F Proposals to authorize preferred stock where company specifies reasonable terms

12. A Proposal to increase the number of blank check preferred stock when shares have not been issued for a specific purpose

13. C Proposal to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns

14. C   Recapitalization

15. F Proposal to implement a reverse stock split when the number of authorized shares will be proportionately reduced

16. F   Proposal to implement a reverse stock split to avoid delisting

17. C Proposal to implement a reverse stock split that do not proportionately reduce the number of shares authorized

18. F   Share repurchase programs

19. F   Stock distributions: splits and dividends

20. C   Tracking stock

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

1.  C   Compensation plans

2.  C   Compensation plans for directors

3.  C   Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock

4.  C   Plans which provide a dollar for dollar cash for stock exchange

5.  C   Plans which do not provide a dollar for dollar cash for stock exchange

6.  A   Retirement plans for non-employee directors

7.  F   Shareholder proposal to eliminate retirement plans for non-employee directors

8.  C   Management proposals seeking approval to reprice options

9.  C   Employee stock purchase plans

10. C Proposal that amend shareholder approved compensation plans to include administrative features

11. C Proposals to add performance goals to existing compensation plans that comply with Section 162(m)

12. C Amend existing plans to increase shares reserved and to qualify for favorable tax treatment under Section 162(m)

13. C Cash or cash and stock bonus plans submitted to shareholder for the purpose of exempting compensation under Section 162(m)

14. F   Employee stock ownership plans

15. F   401(k) employee benefit plans

16. F Shareholder proposal seeking additional disclosure of executive and director pay information

17. A   Shareholder proposal seeking to set absolute levels on compensation

18. A   Shareholder proposal requiring director fees to be paid in stock only

19. F   Shareholder proposal to put option repricings to a shareholder vote

20. C   All other shareholder proposals regarding executive and director pay

21. C   Shareholder proposal on option expensing

22. C   Shareholder proposal on performance based stock options

23. F Shareholder proposal to require golden or tin parachutes to be submitted for shareholder ratification

24. C   Proposals to ratify or cancel golden or tin parachutes

                       9. SOCIAL AND ENVIRONMENTAL ISSUES

                        CONSUMER ISSUES AND PUBLIC SAFETY

1.  C   Proposal to phase out the use of animals in product testing

2.  A   Proposals seeking a report on the company's animal welfare standards

3.  C   Drug pricing

4.  C   Proposals to label genetically modified ingredients

5.  A   Proposals asking for a report on the feasibility of labeling products containing GMOs

6.  A   Proposals to completely phase out GMOs from the company's products

7.  C   Reports outlining the steps necessary to eliminate GMOs from the company's products

8.  A   Proposal seeking a report on the health and environmental effects of
        GMOs and the company's strategy for phasing out GMOs in the event they become illegal in

        the U.S.

9.  A   Requests for reports on a company's policies aimed at curtailing gun violence in the U.S.

10. C Requests for reports on the company's procedures for preventing predatory lending

11. C   All other tobacco related proposals

12. A   Tobacco proposals seeking stronger product warnings

13. A   Tobacco proposals prohibiting investment in tobacco equities

                             ENVIRONMENT AND ENERGY

14. C Reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge

15. C   Proposals to adopt the CERES principles

16. A   Requests for reports disclosing the company's environmental policies

17. A Report on the level of greenhouse gas emission from the company's operations and products

18. C   Proposal to adopt a comprehensive recycling strategy

19. C   Proposal to invest in renewable energy sources

20. A Requests for reports on the feasibility of developing renewable energy sources

                            GENERAL CORPORATE ISSUES

21. A Proposal to review ways of linking executive compensation to social factors

22. A   Proposals asking the company to affirm political nonpartisanship

23. A Proposals to report or publish in newspapers the company's political contributions

24. A   Proposals disallowing the company from making political contributions

25. A   Proposals restricting the company from making charitable contributions

26. A Proposals asking for a list of company executives, directors, consultants that have prior government service

                        LABOR STANDARDS AND HUMAN RIGHTS

27. A   Proposals to implement the China Principles

28. A Requests for reports detailing the company's operations in a particular country and steps to protect human rights

29. A Proposal to implement certain human rights standards at company facilities or those of its suppliers to commit to outside, independent monitoring

30. A   Reports outlining vendor standards compliance

31. A   Proposals to endorse or increase activity on the MacBride Principles

                                MILITARY BUSINESS

32. A   Reports on foreign military sales or offsets

33. C Proposals asking a company to renounce future involvement in antipersonnel landmine production

34. C Proposals asking a company to renounce future involvement in cluster bomb production

35. A Proposals asking a company to cease production of nuclear weapons components and delivery systems

36. A   Reports on a company's involvement in spaced-based weaponization

                               WORKPLACE DIVERSITY

37. A   Reports on the company's efforts to diversify the board

38. C Proposals asking the company to increase the representation of women and minorities on the board

39. A   Reports outlining the company's affirmative action initiatives

40. A Proposals seeking information on the diversity efforts of suppliers and service providers

41. A   Reports outlining the company's progress towards the Glass Ceiling
        Commission's business recommendations

42. C   Proposal to amend the company's EEO policy to include sexual orientation

43. A Proposals to extend company benefits to or eliminate benefits from domestic partners

                                 WT MUTUAL FUND


                        BALENTINE LARGE CAP EQUITY FUND*
                         BALENTINE MID CAP EQUITY FUND**
                       BALENTINE SMALL CAP EQUITY FUND***
                      BALENTINE INTERNATIONAL EQUITY FUND+
                     BALENTINE REAL ESTATE SECURITIES FUND++


                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2005



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the [Balentine Funds'] current prospectus dated November 1, 2005, as amended from time to time. A copy of each current prospectus may be obtained without charge, by writing to Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor.



Audited financial statements for the funds for the fiscal year ended June 30, 2005, included in the Annual Report to shareholders, are incorporated into this SAI by reference. The Annual Report to shareholders is available without charge by calling (800) 336-9970.



*    Formerly, Wilmington Large Cap Strategic Allocation Fund



**   Formerly, Wilmington Mid Cap Strategic Allocation Fund



***  Formerly, Wilmington Small Cap Strategic Allocation Fund



+    Formerly, Wilmington International Strategic Allocation Fund



++   Formerly, Wilmington Real Estate Strategic Allocation Fund

                                TABLE OF CONTENTS


GENERAL INFORMATION.......................................................     1
INVESTMENT POLICIES.......................................................     1
DISCLOSURE OF FUND HOLDINGS...............................................     7
INVESTMENT LIMITATIONS....................................................     8
TRUSTEES AND OFFICERS.....................................................    10
CODE OF ETHICS............................................................    17
PROXY VOTING..............................................................    18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    18
INVESTMENT ADVISORY AND OTHER SERVICES....................................    19
SUB-ADVISORY SERVICES.....................................................    21
ADMINISTRATION AND ACCOUNTING SERVICES....................................    23
ADDITIONAL SERVICE PROVIDERS..............................................    23
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................    24
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    41
CAPITAL STOCK AND OTHER SECURITIES........................................    43
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    43
DIVIDENDS.................................................................    46
TAXATION OF THE FUNDS.....................................................    46
FINANCIAL STATEMENTS......................................................    50
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF RATINGS.........................................   B-1
APPENDIX C PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES..............   C-1

                               GENERAL INFORMATION


WT Mutual Fund (the Trust") was organized as a Delaware statutory trust on June 1, 1994. The Trust has established the following series described in this SAI: the Balentine Large Cap Equity Fund (the "Large Cap Fund"), the Balentine Mid Cap Equity Fund (the "Mid Cap Fund"), the Balentine Small Cap Equity Fund (the "Small Cap Fund" and collectively with the Large Cap Fund and Mid Cap Fund, the "Cap Funds"), the Balentine International Equity Fund (the "International Fund") and the Balentine Real Estate Securities Fund (the "Real Estate Securities Fund" and together with the International Fund and the Cap Funds, the "Funds"). Each of these Funds issues Institutional and Investor Shares classes. In addition, the Cap Funds issue a Service Shares class. Each Fund is a diversified, open-end management investment company.



Prior to July 1, 2005, the Trust and its Funds operated as feeder funds in a master-feeder structure pursuant to which each Fund invested in a corresponding "master series" of WT Investment Trust I, except in the case of the Cap Funds each of which invested in two master series in pursuit of its investment objective. Under those structures, the master series invested directly in investment securities.


                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

The investment objective of each of the Cap Funds is to achieve long-term capital appreciation.

The Large Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large cap companies. The Mid Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of large cap companies. The Small Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of small cap companies.

Each of the Cap Funds employs a multi manager strategy, relying on their investment adviser to determine the weightings amongst the sub-advisers who make the day-to-day investment decisions for the Cap Funds.

The investment objective for the International Fund is to seek superior long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its assets in a diversified portfolio of equity (or related) securities of foreign issuers.


The investment objective of the Real Estate Securities Fund is to achieve long-term growth of capital and high current income. The Fund seeks its investment objective by investing at least 80% of its net assets in securities of real estate and real estate-related companies.



The investment objectives and policies of the Cap Funds may be changed upon 60 days' written notice to shareholders. The investment objectives of the International Fund and the Real Estate Securities Fund may not be changed without shareholder approval.


MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940 (the "1940 Act"). (See "Investment Company Securities" below.)

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.


COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P(R) or Moody's or if not rated, determined by the investment adviser or a sub-adviser to be of comparable quality.


BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

- BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

- CERTIFICATES OF DEPOSIT. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New
     York).

-    TIME DEPOSITS. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.


Each Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P(R), or if unrated, are determined by the investment adviser or a sub-adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of a Fund to retain the security.


DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.


FOREIGN SECURITIES. The Funds may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) The International Fund invests primarily in foreign securities and the Real Estate Securities Fund may invest up to 25% of its assets in foreign securities. Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see "Depositary Receipts"). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts, (x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, (xiii) governmental interference, (xiv) higher inflation, (xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, (xvii) and the risk of war.


HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options, and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's adviser or sub-adviser to the Board of Trustees.


INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act unless an Securities and Exchange Commission ("SEC") exemption is applicable. These limitations currently provide, in part, that The Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including iShares, registered investment companies are permitted to invest in iShares beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to iShares Funds, including that such investment companies enter into an agreement with iShares Funds. The Funds have entered into such an agreement.


MORTGAGE-BACKED SECURITIES. The Real Estate Securities Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.


Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Department of Veterans Affairs. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Funds invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security, or when a Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. The Funds may also make short sales to generate additional income from the investment of the cash proceeds of short sales. The Funds will only make short sales "against the box," meaning that at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. The Real Estate Securities Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.



OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser or sub-adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in A Fund or in an attempt to enhance return. The Funds may write (sell) put and covered call options on securities in which they are authorized to invest. The Funds may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.



REAL ESTATE COMPANIES. The Real Estate Securities Fund will under normal market conditions invest at least 80% of its total assets securities (including, but not limited to common shares, preferred shares and convertible preferred shares) and debt securities issued by real estate companies, including REITs. A "Real Estate Company" is a company (i) that generally derives at least 50% of its revenue from the ownership, leasing, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. As part of this policy, the Real Estate Securities Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies. Substantially all of the equity securities of Real Estate Companies in which the Real Estate Securities Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Real Estate Securities Fund may invest up to 20% of its total assets in U.S. Government obligations and other debt securities, including convertible debt securities, issued by Real Estate Companies.



REITS. The Real Estate Securities Fund may invest all of its assets in equity and/or debt securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate properties or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs.


Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.

Hybrid REITs combine the characteristics of both equity REITs and mortgage
REITs.


REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Real Estate Securities Fund may invest in both publicly and privately traded REITs.



REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the investment adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.


RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may from time to time lend its portfolio securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the investment adviser to be of good standing and when, in the judgment of the investment adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.


TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a Nationally Rated Statistical Rating Organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.



PORTFOLIO TURNOVER. Portfolio turnover rates of the Funds for the twelve month periods ended June 30, 2005 and June 30, 2004 were:

                              Fiscal Year Ended June 30,
                              --------------------------
                                      2005   2004
                                      ----   ----
Large Cap Fund                         42%    26%
Mid Cap Fund                           53%    17%
Small Cap Fund                         46%    20%
International Fund                     71%   129%
Real Estate Securities Fund            75%    29%

                           DISCLOSURE OF FUND HOLDINGS



The Funds have policies and procedures in place regarding the disclosure of portfolio securities holdings of the Funds designed to allow disclosure of a Fund's holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's portfolio securities holdings, a Fund will not provide or permit others to provide information about the Funds' portfolio securities holdings on a selective basis.



The Funds' provide portfolio securities holdings information as required in regulatory filings and shareholder reports, disclose portfolio securities holdings information as required by federal or state securities laws, and may disclose portfolio securities holdings information in response to requests by governmental authorities.



The Funds may, but are not required to, post the Funds' schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund's portfolio securities holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.



The Funds may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Funds may also distribute or authorize the distribution of information about a Fund's portfolio securities holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.



In order to mitigate conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of the Funds' portfolio securities holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose the Funds' portfolio securities holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.



Before any non-public disclosure of information about a Fund's portfolio securities 188holdings, the Chief Compliance Officer will require the recipient of such non-public Fund portfolio securities189 holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund's portfolio securities holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing the Fund's portfolio securities holdings information.



Each of the following third parties have been approved to receive the Fund's portfolio securities holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors(R). Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund portfolio securities holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's Fund portfolio securities holdings information is only disclosed in accordance with these policies.



The identity of persons with which the Funds have ongoing arrangements to provide portfolio securities holdings information is set forth below. In order to solicit prices on various fixed income securities certain of the Funds share this information with the broker dealers listed below on a periodic basis as needed with as little as a one day lag:


     Piper Jaffray & Company          Stern, Agee & Leach
     Stone & Youngberg                Wachovia Securities
     Coop Capital Markets             Morgan Stanley
     Commerce Capital Markets, Inc.   Lehman Brothers

                             INVESTMENT LIMITATIONS


Except as otherwise provided, the Funds have adopted the investment limitations set forth below. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market value of a Fund's assets or redemptions of shares will not be considered a violation of a limitation. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund.



The International Fund and the Real Estate Securities Fund will not as a matter of fundamental policy:



1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;



2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to the Real Estate Securities Fund, this limitation does not apply to municipal securities. However, the Real Estate Securities Fund may invest more than 25% of its total assets in the real estate industry and intends to be concentrated in the securities of domestic and foreign real estate and real estate related companies. For purposes of the Real Estate Securities Fund' policy, real estate and real estate related companies consist of companies (i) that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate) or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;


6. purchase or sell real estate, provided (i) that a Fund each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts, and (ii) that, with respect to the Real Estate Securities Fund, investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Real Estate Securities Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;


7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.   issue senior securities, except to the extent permitted by the 1940 Act.


The following non-fundamental policies apply to each of the International Fund and the Real Estate Securities Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. The International Fund and the Real Estate Securities Fund will not:


1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.   make short sales of securities except short sales "against the box;"

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

4. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets; and


5. with respect to the Real Estate Securities Fund only, borrow money in an amount greater than 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Real Estate Securities Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in response to adverse market conditions, or for cash management purposes.


When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder.

Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while he strategy is outstanding, unless they are replaced with similar assets.

The following non-fundamental policies apply to each Cap Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Cap Fund will not:

1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by (a) the U.S. Government, its agencies or instrumentalities or (b) ETFs pursuant to an SEC exemptive order or other grant of relief from the limits of section 12(d)(i) of the 1940 Act; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to a Cap Fund's investment in a Fund. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

3. borrow money, provided that each Cap Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% its assets;

4. make loans of money or securities, except by entering into repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by a Fund are not deemed to be loans);

5. underwrite any issue of securities, except to the extent that a Cap Fund or a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or interests therein, although each Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that each Fund may purchase or write interest rate, and stock index futures contracts and related options thereon;

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Cap Funds may borrow money subject to its investment limitation on borrowing and insofar as a Cap Fund may be deemed to have issued a senior security by reason of entering into repurchase agreements;

9. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by a Cap Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by a Fund are not deemed to be pledges or hypothecations);

10.  make short sales of securities except short sales against the box;

11. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that a Fund may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or


12. purchase securities if its outstanding borrowings exceed 5% of the value of its total assets.


When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS


The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the Funds' investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.



                                                                                     NUMBER OF
                                                                                      FUNDS IN
                                                                     PRINCIPAL          FUND          OTHER
                                           TERM OF OFFICE AND      OCCUPATION(S)     COMPLEX(3)   DIRECTORSHIPS
       NAME AND            POSITION(S)       LENGTH OF TIME         DURING PAST     OVERSEEN BY      HELD BY
     DATE OF BIRTH       HELD WITH FUND          SERVED             FIVE YEARS        TRUSTEE        TRUSTEE
----------------------   --------------   --------------------   ----------------   -----------   -------------
                                              INTERESTED TRUSTEES

ROBERT J. CHRISTIAN(1)   Trustee,         Shall serve until      Executive Vice          24       Wilmington
Date of Birth: 2/49      President,       death, resignation     President and                    Low
                         Chief            or removal.            Chief Investment                 Volatility
                         Executive        Trustee, President     Officer of                       Fund of funds
                         Officer and      and Chairman of the    Wilmington Trust                 (closed-end
                         Chairman of      Board since October    Company from                     registered
                         the Board        1998.                  February 1996;                   investment
                                                                 President of                     company).
                                                                 Rodney Square
                                                                 Management
                                                                 Corporation
                                                                 ("RSMC") from
                                                                 1996 to 2005;
                                                                 Vice President
                                                                 of RSMC since 2005.

FRED FILOON(2)           Trustee          Shall serve at the     Senior Vice             23       None
Date of Birth: 3/42                       pleasure of the        President and
                                          Board and until        Principal of
                                          successor is           Cramer Rosenthal
                                          elected and            McGlynn, LLC
                                          qualified. Trustee     since 1991.
                                          since November 2004.



(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of Rodney Square Management Corporation, an investment adviser to the Trust.



(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.



(3) The "Fund Complex" consists of the Trust (23 portfolios), Wilmington Low Volatility Fund of Funds (1 portfolio) and CRM Mutual Fund Trust (4 portfolios).

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                                                                      PRINCIPAL          FUND           OTHER
                                            TERM OF OFFICE AND      OCCUPATION(S)     COMPLEX(3)    DIRECTORSHIPS
       NAME AND            POSITION(S)        LENGTH OF TIME         DURING PAST     OVERSEEN BY       HELD BY
     DATE OF BIRTH       HELD WITH TRUST          SERVED             FIVE YEARS        TRUSTEE         TRUSTEE
----------------------   ---------------   --------------------   ----------------   -----------   --------------
                                               INDEPENDENT TRUSTEES

ROBERT ARNOLD            Trustee           Shall serve until      Founder and             25       First Potomac
Date of Birth: 3/44                        death, resignation     co-manages, R.                   Realty Trust
                                           or removal. Trustee    H. Arnold & Co.,                 (real estate
                                           since May 1997.        Inc. (investment                 investment
                                                                  banking company)                 trust)
                                                                  since 1989.

DR. ERIC BRUCKER         Trustee           Shall serve until      Professor of            24       Wilmington
Date of Birth: 12/41                       death, resignation     Economics,                       Low
                                           or removal. Trustee    Widener                          Volatility
                                           since October 1999.    University since                 Fund of Funds
                                                                  July 2004;                       (closed-end
                                                                  formerly, Dean,                  registered
                                                                  School of                        investment
                                                                  Business                         company).
                                                                  Administration
                                                                  of Widener
                                                                  University from
                                                                  2001 to 2004;
                                                                  Dean, College of
                                                                  Business, Public
                                                                  Policy and
                                                                  Health at the
                                                                  University of
                                                                  Maine from
                                                                  September 1998
                                                                  to June 2001.

NICHOLAS GIORDANO        Trustee           Shall serve until      Consultant,             24       Kalmar Pooled
Date of Birth: 3/43                        death, resignation     financial                        Investment
                                           or removal. Trustee    services                         Trust;
                                           since October 1998.    organizations                    Independence
                                                                  from 1997 to                     Blue Cross;
                                                                  present; Interim                 IntriCon
                                                                  President,                       Corporation
                                                                  LaSalle                          (industrial
                                                                  University from                  furnaces and
                                                                  1998 to 1999.                    ovens); and
                                                                                                   Wilmington
                                                                                                   Low
                                                                                                   Volatility
                                                                                                   Fund of Funds
                                                                                                   (closed-end
                                                                                                   registered
                                                                                                   investment
                                                                                                   company).

LOUIS KLEIN, JR.         Trustee           Shall serve until      Self-employed           27       CRM Mutual
Date of Birth: 5/35                        death, resignation     financial                        Fund Trust
                                           or removal. Trustee    consultant since                 (since June
                                           since October 1999.    1991.                            2005); WHX
                                                                                                   Corporation
                                                                                                   (industrial
                                                                                                   manufacturer)

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                                                                      PRINCIPAL          FUND           OTHER
                                            TERM OF OFFICE AND      OCCUPATION(S)     COMPLEX(3)    DIRECTORSHIPS
       NAME AND            POSITION(S)        LENGTH OF TIME         DURING PAST     OVERSEEN BY       HELD BY
     DATE OF BIRTH       HELD WITH TRUST          SERVED             FIVE YEARS        TRUSTEE         TRUSTEE
----------------------   ---------------   --------------------   ----------------   -----------   --------------
CLEMENT C. MOORE, II     Trustee           Shall serve until      Managing                27       CRM Mutual
Date of Birth: 9/44                        death, resignation     Partner,                         Fund Trust
                                           or removal. Trustee    Mariemont                        (since June
                                           since October 1999.    Holdings, LLC,                   2005).
                                                                  (real estate
                                                                  holding and
                                                                  development
                                                                  company)
                                                                  since 1980.

JOHN J. QUINDLEN         Trustee           Shall serve until      Retired since           23       None
Date of Birth: 5/32                        death, resignation     1993.
                                           or removal. Trustee
                                           since October 1999.

MARK A. SARGENT          Trustee           Shall serve until      Dean and                24       Wilmington Low
Date of Birth: 4/51                        death, resignation     Professor of                     Volatility
                                           or removal. Trustee    Law, Villanova                   Fund of Funds
                                           since November 2001.   University                       (closed-end
                                                                  School of Law                    registered
                                                                  since July 1997.                 investment
                                                                                                   company).


As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or Distributor, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                                                                         PRINCIPAL          FUND           OTHER
                                               TERM OF OFFICE AND      OCCUPATION(S)      COMPLEX      DIRECTORSHIPS
    NAME, ADDRESS AND        POSITION(S)         LENGTH OF TIME         DURING PAST     OVERSEEN BY       HELD BY
      DATE OF BIRTH        HELD WITH TRUST           SERVED             FIVE YEARS        TRUSTEE         TRUSTEE
------------------------   ---------------   ---------------------   ----------------   -----------   --------------
ERIC K. CHEUNG             Chief             Shall serve at the      Vice President,        N/A             N/A
1100 North Market Street   Financial         pleasure of the Board   Wilmington Trust
Wilmington, DE 19890       Officer, Vice     and until successor     Company since
Date of Birth: 12/54       President and     is elected and          1986; and Vice
                           Treasurer         qualified. Officer      President and
                                             since October 1998.     Director, RSMC
                                                                     since 2001.

JOSEPH M. FAHEY, JR.       Vice President    Shall serve at the      Vice President,        N/A             N/A
1100 North Market Street                     pleasure of the         RSMC since
                                             Board

                             EXECUTIVE OFFICERS


                                                                                              NUMBER OF
                                                                                               FUNDS IN
                                                                          PRINCIPAL              FUND          OTHER
                             POSITION(S)     TERM OF OFFICE AND         OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS AND         HELD WITH       LENGTH OF TIME             DURING PAST         OVERSEEN BY      HELD BY
      DATE OF BIRTH             TRUST              SERVED                FIVE YEARS            TRUSTEE        TRUSTEE
------------------------   --------------   --------------------   -----------------------   -----------   -------------
Wilmington, DE 19890                        and until successor    1992.
Date of Birth: 1/57                         is elected and
                                            qualified.
                                            Officer since
                                            November 1999.

WILLIAM P. RICHARDS, JR.   Vice President   Shall serve at the     Managing Director,            N/A            N/A
100 Wilshire Boulevard                      pleasure of the        Roxbury Capital
Suite 1000                                  Board and until        Management LLC
Santa Monica, CA 90401                      successor is elected   (registered investment
Date of Birth: 11/36                        and qualified.         adviser) since 1998.
                                            Officer since
                                            November 2004.

ANNA M. BENCROWSKY         Chief            Shall serve at the     Vice President and            N/A            N/A
1100 North Market Street   Compliance       pleasure of the        Chief Compliance
Wilmington, DE 19890       Officer          Board and until        Officer, Rodney Square
Date of Birth: 5/51                         successor is elected   Management Corporation
                                            and qualified;         since 2004; Vice
                                            Officer since          President and Chief
                                            September 2004.        Compliance Officer,
                                                                   1838 Investment
                                                                   Advisors, LP from 1998
                                                                   to 2004; Vice
                                                                   President, Secretary,
                                                                   and Treasurer, 1838
                                                                   Investment Advisors
                                                                   Funds from 1995 to
                                                                   2004; Vice President
                                                                   and Secretary, 1838
                                                                   Bond-Debenture Trading
                                                                   Fund from 1982 to 2004.

CHARLOTTA E. NILSSON       Secretary        Shall serve at the     Mutual Fund Regulatory        N/A            N/A
1100 North Market Street                    pleasure of the        Administrator,
Wilmington, DE 19890                        Board and until        Wilmington Trust
Date of Birth:  9/70                        successor is elected   Company since 2003;
                                            and qualified.         From 2001 to 2003,
                                            Officer since 2003.    Regulatory
                                                                   Administrator,

                               EXECUTIVE OFFICERS


                                                                                              NUMBER OF
                                                                                               FUNDS IN
                                                                          PRINCIPAL             FUND           OTHER
                             POSITION(S)     TERM OF OFFICE AND         OCCUPATION(S)          COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS AND         HELD WITH       LENGTH OF TIME             DURING PAST         OVERSEEN BY      HELD BY
      DATE OF BIRTH             TRUST              SERVED                FIVE YEARS            TRUSTEE        TRUSTEE
------------------------   --------------   --------------------   -----------------------   -----------   -------------
                                                                   PFPC Inc.



RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Funds' financial operations and performance, oversee the activities and legal compliance of the Fund's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Funds' proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met [11] times during the fiscal year ended June 30, 2005. The Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.



AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of whom is an Independent Trustee. Mr. Giordano serves as the chairman of the Audit Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent registered public accountants; (2) review and approve the scope of the independent registered public accountants' audit activity; (3) review the financial statements which are the subject of the independent registered public accountants' certifications; and (4) review with such independent registered public accountants the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2005, there were 4 meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of whom is an Independent Trustee. Mr. Sargent serves as chairman of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there were 3 meetings of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of a Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of whom is an Independent Trustee. Mr. Moore serves as the chairman of the Regulatory Oversight Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 codes of ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were 3 meetings of the Regulatory Oversight Committee.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.


                                                                AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES IN
                                                                ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES   TRUSTEE WITHIN THE FAMILY
NAME OF TRUSTEE/PORTFOLIO   IN EACH FUND OF WT FUND             OF INVESTMENT COMPANIES
-------------------------   ---------------------------------   -------------------------
INTERESTED TRUSTEES

ROBERT J. CHRISTIAN                                                   Over $100,000
   International                     $50,001-$100,000
   Real Estate Securities             $10,001-$50,000
   Fund

FRED FILOON                                NONE                       Over $100,000

INDEPENDENT TRUSTEES

ROBERT ARNOLD                                                         Over $100,000
   International                      $10,001-$50,000

ERIC BRUCKER                                                         $50,001-$100,000
   Large Cap                          $10,001-$50,000

NICHOLAS GIORDANO                          NONE                      $50,001-$100,000

LOUIS KLEIN, JR.                           NONE                       Over $100,000

CLEMENT C. MOORE, II                       NONE                       Over $100,000

JOHN J. QUINDLEN                                                      Over $100,000
   Small Cap                          Over $100,000
   International                      Over $100,000

                                                                AGGREGATE DOLLAR RANGE
                                                                OF EQUITY SECURITIES IN
                                                                ALL REGISTERED INVESTMENT
                                                                COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES   TRUSTEE WITHIN THE FAMILY
NAME OF TRUSTEE/PORTFOLIO   IN EACH FUND OF WT FUND             OF INVESTMENT COMPANIES
-------------------------   ---------------------------------   -------------------------
MARK A. SARGENT                            NONE                      $10,001-$50,000


As of December 31, 2005, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.



APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. Information about the Investment Advisory Agreement between the Trust and Rodney Square Management Corporation ("RSMC") and among the Trust, RSMC and each of the sub-advisors listed below, may be found in the Annual Report to Shareholders, a copy of which is available free of charge by calling (800) 336-9970.

SERIES                   SUB-ADVISER(S)
------                   --------------
Large Cap Fund           Armstrong Shaw Associates Inc. ("ASA")
                         Montag & Caldwell, Inc. ("M&C")
                         First Quadrant, L.P. ("First Quadrant")
                         Parametric Portfolio Associates, Inc. ("PPA")
Mid Cap Fund             Bennett Lawrence Management, LLC ("BLM")
                         Eubel Brady and Suttman Management, Inc. ("EBS")
                         Equity Investment Corporation ("EIC")
                         PPA
Small Cap Fund           Batterymarch Financial Management, Inc. ("BFM")
                         Systematic Financial Management L.P. ("SFM")
                         PPA
International Fund       Goldman Sachs Asset Management, L.P. ("GSAM")
                         Julius Baer Investment Management, Inc. ("JBIM")

Real Estate Securities   AEW Capital Management, L.P. ("AEW")
Fund                     Real Estate Management Services Group, LLC. ("REMS")
























COMPENSATION. In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund complex.



                                                                                                TOTAL
                                           PENSION OR RETIREMENT                            COMPENSATION
                           AGGREGATE        BENEFITS ACCRUED AS          ESTIMATED              FROM
                       COMPENSATION FROM     PART OF THE TRUST     ANNUAL BENEFITS UPON     FUND COMPLEX
INDEPENDENT TRUSTEE        THE TRUST              EXPENSES              RETIREMENT        PAID TO TRUSTEES
-------------------    -----------------   ---------------------   --------------------   ----------------
Robert H. Arnold            $______                 None                   None               $_______
Dr. Eric Brucker            $______                 None                   None               $_______
Nicholas Giordano           $______                 None                   None               $_______
Louis Klein, Jr.            $______                 None                   None               $_______
Clement C. Moore, II        $______                 None                   None               $_______
John J. Quindlen            $______                 None                   None               $_______
Mark A. Sargent             $______                 None                   None               $_______

                                 CODE OF ETHICS


In accordance with Rule 17j-1 of the 1940 Act, the Trust, each investment adviser and sub-advisers to the Funds and the distributor have adopted a code of ethics (each, a "Code" and together, the "Codes").


The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.


Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by RSMC, PPA, ASA, M&C, BLM, EBS, EIC, BFM, SFM, FQ, GSAM, JBIM, AEW and REMS personal trading may also be subject to pre-clearance and other conditions set forth in their respective Codes. The Codes are on public file as exhibit to the Trusts' registration statement with the SEC.


On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes.


                                  PROXY VOTING


The Board of Trustees has adopted general proxy voting procedures and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to each investment adviser thereof, subject to the Board's continuing oversight. For those Funds which employ a sub-adviser, the investment adviser may further delegate proxy voting responsibilities to a sub-adviser of the Fund. In exercising its voting obligations, an investment adviser or sub-adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Fund, and for the purpose of providing benefits to such Fund. An investment adviser or sub-adviser will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

The investment adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The investment adviser's proxy voting procedures address these considerations and establish a framework for the investment adviser's consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.


Finally, the proxy voting procedures establish a protocol for voting of proxies in cases in which the investment adviser may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, the investment adviser will submit a separate report to the Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Attached hereto as Appendix C are the proxy voting policies and procedures for RSMC, JBIM and GSAM.


Each Fund's proxy voting record as of June 30th is available (i) without charge, upon request, by calling (800) 336-9970 and (ii) on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of _________, 2005 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" that Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent approval of other shareholders of that Fund. The name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of Fund was as follows:



                                                                OWNERSHIP
NAME, CITY AND STATE                                           PERCENTAGE
--------------------                                           ----------

                                                                OWNERSHIP
NAME, CITY AND STATE                                           PERCENTAGE
--------------------                                           ----------


                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION. RSMC serves as the investment adviser to each of the Funds. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.


Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Trust Investment Management, LLC, wholly owned subsidiaries of Wilmington Trust Corporation, are registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer. Cramer Rosenthal McGlynn, LLC. ("CRM") and Roxbury Capital Management ("Roxbury") are each registered investment advisers. Wilmington Trust Corporation has controlling interest in both CRM and Roxbury.



Pursuant to an investment advisory agreement between the Trust and RSMC, dated July 1, 2005, RSMC manages the assets of the Funds (the "Investment Advisory Agreement"). Prior to July 1, 2005, shareholders of each of the Funds had approved a substantially identical agreement with RSMC with respect to the management of the Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust and its portfolios investment structure from a master/feeder structure to a traditional stand-alone fund structure. Prior to the collapse of the master/feeder structure, fees paid to RSMC were paid by one or more series of the master in which the feeder fund invested. Fees paid after July 1, 2005 will be paid directly to RSMC by the Funds.



Under the Investment Advisory Agreement, RSMC is paid a monthly investment advisory fee at the annual rate of 0.35 % of each Fund' average daily net assets. For its services as investment adviser, RSMC received from the master series in which the International Fund invested as follows: $______, $260,945 and $455,133 for the twelve months ended June 30, 2005, 2004 and 2003, respectively.



RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses, excluding Rule 12b-1 and shareholder service fees, exceeding the following amounts with respect to the following Funds:



FUND                          EXPENSE CAP
----                          -----------
Real Estate Securities Fund      1.75%
Large Cap Fund                   1.00%
Mid Cap Fund                     1.15%
Small Cap Fund                   1.25%

These waivers will remain in place until July 1, 2006 for the Cap Funds and January 1, 2006 for the Real Estate Securities Fund. The Board may, at its discretion, terminate the expense limitation arrangement with respect to any Fund prior to such termination date.



ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, RSMC agrees to: (a) direct the investments of Funds, subject to and in accordance with each Fund's investment objective, policies and limitations set forth in the prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with a Fund's objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of each Fund; (d) pay the salaries of all personnel of the investment adviser performing services relating to research, statistical and investment activities on behalf of a Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations;
(f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Cap Fund. The Trust and/or RSMC may at any time upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which RSMC delegates any or all of its duties as listed.



The Investment Advisory Agreement provides that RSMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.


The salaries of any officers and the Interested Trustees who are affiliated with RSMC and the salaries of all personnel of RSMC performing services for each Cap Fund and each Fund relating to research, statistical and investment activities are paid by RSMC.

Each Fund and each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by a Fund in which a Fund invests.

                              SUB-ADVISORY SERVICES


ALL FUNDS. Wilmington Trust Investment Management, LLC ("WTIM"), [address], is a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM.



WTIM receives a sub-advisory fee from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's fee. The fee shall be payable monthly as soon as practicable after the last day of each month.



WTIM has not provided advisory services to the Fund during the last three fiscal years and, accordingly, received no advisory fee from the Funds. However, WTIM has provided research and consulting services to RSMC since July 1, 2003 and received the following fees from RSMC (not the Funds) for its services:

                          12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/05           6/30/04
                          ---------------   ---------------
Consulting Fees            $                  $
                            -------------      ------------



THE CAP FUNDS. PPA acts as a sub-adviser to each of the Cap Funds. PPA is located at 1151 Fairview Avenue North, Seattle, Washington 98109. For its sub-advisory services, PPA receives a monthly portfolio management fee at the annual rate of 0.25% of the first $20 million average daily net assets, 0.22% on the next $20 million of the average daily net assets and 0.20% of the average daily net assets over $40 million of each of the Cap Funds under PPA's management.

LARGE CAP FUND. ASA, FQ and M&C act as sub-advisers to the Large Cap Fund. ASA, FQ and M&C are located at 45 Grove Street, New Canaan, Connecticut, 06840, and at 3455 Peachtree Road NE Suite 1200, Atlanta, Georgia 30326, respectively. For its sub-advisory services, ASA receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under ASA's management; 0.45% of the next $25 million of average daily net assets under ASA's management; and 0.40% of the average daily net assets over $50 million under ASA's management. For its sub-advisory services, M&C receives a monthly portfolio management fee at the annual rate: of 0.65% of the first $10 million of average daily net assets under M&C's management; 0.50% of the next $10 million of average daily net assets under M&C's management; 0.35% of the next $50 million of average daily net assets under M&C's management; and 0.25% of the average daily net assets over $70 million under M&C's management.


For its sub-advisory services, FQ receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $75 million of average daily net assets under FQ's management and assets of certain similarly managed assets in client accounts of RSMC and its affiliates ("FQ's Assets Under Management"); 0.35% at the next $75 million of FQ's Assets Under Management; 0.30% at the next $175 million of FQ's Assets Under Management; and 0.21% at FQ's Assets Under Management over $300 million.



MID CAP FUND. BLM, EBS and EIC act as sub-advisers to the Mid Cap Fund. BLM, EBS and EIC are located at 757 Third Avenue, New York, New York 10017, at 7777 Washington Village Dr., Dayton, Ohio 45459, and at 3007 Piedmont Road, Atlanta, Georgia 30305, respectively. For its sub-advisory services, BLM receives a monthly portfolio management fee at the annual rate: of 0.55% of the first $75 million of average daily net assets under BLM's management; and 0.40% of the average daily net assets over $75 million under BLM's management. For its sub-advisory services, EBS receives a monthly portfolio management fee at the annual rate of 0.50% of the first $25 million of the average daily net assets under EBS's management; and 0.45% of the average net assets over $25 million under EBS's management. For its sub-advisory services, EIC receives a monthly portfolio management fee at the annual rate: of 0.50% of the first $25 million of average daily net assets under EIC's management; 0.45% of the average daily net assets of the next $25 million under EIC's management; and 0.40% of the average daily net assets over $50 million under EIC's management.



SMALL CAP FUND. BFM and SFM act as sub-advisers to the Small Cap Fund. BFM and SFM are located at 200 Clarendon Street, Boston, Massachusetts, 02116, and at 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey, 07666, respectively. For its sub-advisory services, BFM receives a monthly portfolio management fee at the annual rate of 0.70% of the first $100 million of average daily net assets under BFM's management; and 0.60 % of the average daily net assets over $100 million under BFM's management. For its sub-advisory services, SFM receives a monthly portfolio management fee at the annual rate: of 0.80% of the first $25 million of average daily net assets under SFM's management; 0.70% of the next $50 million of average daily net assets under SFM's management; and 0.55% of the average daily net assets over $75 million under SFM's management.



INTERNATIONAL FUND. JBIM and GSAM act as sub-advisors to the International Fund as of September 2, 2003 and January 2, 2003, respectively. JBIM and GSAM are is located at 330 Madison Avenue, New York, NY 10017 and 32 Old Slip, New York, NY 10005, respectively. Prior to September 3, 2002, the sub-advisers to the Fund were Clemente Capital, Inc. ("Clemente"), Invista Capital Management, LLC ("Invista") and Zurich Scudder Investments, Inc. ("Zurich") (collectively, the "Former Sub-Advisers"). For investment advisory services rendered, each Former Sub-Adviser was paid a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management. Prior to January 2, 2003, Deutsche Asset Management, Inc. ("DAMI") served as a sub-adviser to the Fund from September 3, 2002 to December 31, 2002. GSAM, hired DAMI, is a business unit of the Investment Management Division of Goldman Sachs & Co. a New York limited partnership.

      --    --    --






The International Fund will be directly responsible for paying JBIM a monthly sub-advisory fee at the annual rate of 0.50% of its average daily net assets under its management. The International Fund will also pay GSAM a monthly sub-advisory fee at the annual rate of 0.50% of its average daily net assets under its management.


For their services the sub-advisers received the following fees:



           12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
               6/30/05           6/30/04           6/30/03
           ---------------   ---------------   ---------------
Clemente           N/A                N/A              N/A
Invista            N/A                N/A              N/A
Zurich             N/A                N/A              N/A
DAMI               N/A                N/A          $23,165
JBIM           $______           $453,502          $99,124*
GSAM           $______           $416,316          $99,801*



*    For the period January 2, 2003 to June 30, 2003.



REAL ESTATE SECURITIES FUND. The sub-advisers to the Real Estate Securities Fund are AEW Management and Advisors, L.P., an affiliate of AEW Capital Management, L.P. ("AEW"), and REMS. AEW, a registered investment adviser, is located at Two Seaport Lane, World Trade Center East, Boston, MA 02210. AEW is a subsidiary of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P. REMS, a registered investment adviser, is located at 1100 Fifth Avenue South, Suite 301, Naples, FL 34102. Edward Turville, a managing director of REMS and portfolio manager of the Fund, and Beach Investment Counsel, Inc., a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30%, respectively, of REMS. For investment advisory services rendered, each sub-adviser is paid a monthly advisory fee at an annual fee and at an annual rate of the 0.55% of the first $25 million of average daily net assets under the sub-adviser's management; 0.45% of the next $25 million of average daily net assets under the sub-adviser's management; 0.35% of the average daily net assets over $50 million under the sub-adviser's management.



SUB-ADVISORY FEE WAIVER AGREEMENT. For purposes of calculating the sub-advisory fee payable by a Fund, each sub-adviser (each, a "Participating Sub-Adviser") has entered into an agreement with RSMC to waive a portion of its fee in an amount equal to the difference between the sub-advisory fee calculated as stated in each Participating Sub-Adviser's sub-advisory agreement and the sub-advisory fee calculated pursuant to a separate fee waiver agreement. Under the fee waiver agreement, a Participating Sub-Adviser's fee calculation is based on the average daily net asset value ("NAV") of a Fund Account together with the account values of certain similarly managed assets in client accounts of RSMC and its affiliates. In effect, the fee waiver agreement allows the calculation of the sub-advisory fee using asset levels that trigger a reduced rate sooner than if only a Fund Account assets were considered in determining the sub-advisory fee. Although the fee waiver agreement lowers the effective sub-advisory fee paid by a Fund and such reduction will accrue to the benefit of the shareholders of the Fund, the lower effective sub-advisory fee paid by the Adviser on behalf of the similarly managed assets in client accounts of

RSMC and its affiliates will accrue to the benefit of RSMC and its affiliates. This additional benefit to RSMC is the direct result of using Fund account assets to reduce the sub-advisory fee paid to the Participating Sub-Adviser for services to the similarly managed assets.


SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority with respect to the portion of a Fund's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, a Fund's investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.


Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such sub-advisory Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Trust (without penalty, by action of the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.


                     ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. ("PFPC") performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting the investment adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the NAV per share of each Fund and maintaining records relating to the securities transactions of the Funds. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $_______, $3,633,484 and $2,552,225 for fiscal years ended June 30, 2005, 2004 and 2003, respectively.



Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, investment adviser to the Funds, receives an asset based fee of 0.006% of the Funds' average daily net assets and a portion of the Chief Compliance Officer's total compensation.


                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ________________ serves as the independent registered public accounting firm to the Trust, providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. ________________ is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIANS. Wilmington Trust Company ("Custodian"), 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian of the Funds, except for the International Fund. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust and Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust and Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust and Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust. Citibank, N.A. serves as the Trust's foreign custody manager.



TRANSFER AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.


                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Professional Funds Distributor, LLC (the "Distributor") is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as a principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under the Funds' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), the Distributor will furnish or enter into arrangement with others for the furnishing of marketing or sales services with respect to the Investor Shares as may be required pursuant to such plan. Moreover, to the extent that the Distributor receives shareholders service fees under any shareholder services plan adopted by the Funds, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds' Institutional Shares.



The Distribution Agreement effective as of January 1, 2004, will continue in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.



The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of a Fund or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on 60 days' written notice to the Distributor; or (ii) by the Distributor on 60 days' written notice to a Fund. The Distributor will be compensated for distribution services according to the Investor Shares 12b-1 Plan regardless of the Distributor's expenses.


The Investor Shares 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions

("Service Organizations") such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.


The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed 0.75% on an annualized basis of the Investor Shares of each Cap Fund's average net assets and 0.25% on an annualized basis on the Investor Share of the Real Estate and International Funds to compensate the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Funds and for other distribution expenses.



For the fiscal years ended June 30, 2003, 2004 and 2005, the Funds did not pay any 12b-1 fees to the Distributor with respect to broker-dealer compensation.


Under the Investor Shares 12b-1 Plan, if any payments made by the investment adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Fund of the distribution of its Investor Shares, such payments are authorized. Each Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                               PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2005.



Portfolio Manager(s)                                                            For other accounts managed by Portfolio Manager(s)
jointly and primarily     Total number of other accounts managed by Portfolio   within each category below, number of accounts and
responsible for the day   Manager(s) within each category below and the total   the total assets in the accounts with respect to
to day management of the  assets in the accounts managed within each category   which the advisory fee is based on the performance
Funds' assets             below.                                                of the account
                          ----------------------------------------------------  ----------------------------------------------------
                             Registered       Other Pooled                         Registered       Other Pooled
                             Investment        Investment                          Investment        Investment
                              Companies         Vehicles       Other Accounts       Companies         Vehicles       Other Accounts
                          ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
                           Number    Total   Number    Total   Number    Total   Number    Total   Number    Total   Number    Total
                             of     Assets     of     Assets     of     Assets     of     Assets     of     Assets     of     Assets
                          Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                          --------  ------  --------  ------  --------  ------  --------  ------  --------  ------  --------  ------
Wilmington Trust
   Investment Management*    5      $819.5     16      $2.7       0       $0       0        $0        0       $0        0       $0

Robert E. Reiser

Dorsey D. Farr

Samuel Fraundorf

George Chen

Amanda Cogar



* The sub-adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.


Portfolio Manager(s)                                                           For other accounts managed by Portfolio Manager(s)
jointly and primarily  Total number of other accounts managed by Portfolio     within each category below, number of accounts and
responsible for the    Manager(s) within each category below and the total     the total assets in the accounts with respect to
day to day management  assets in the accounts managed within each category     which the advisory fee is based on the performance
of the Funds' assets   below.                                                  of the account
                       ------------------------------------------------------  ----------------------------------------------------
                          Registered       Other Pooled                           Registered       Other Pooled
                          Investment        Investment                            Investment        Investment
                           Companies         Vehicles        Other Accounts        Companies         Vehicles       Other Accounts
                       ----------------  ----------------  ------------------  ----------------  ----------------  ----------------
                        Number    Total   Number    Total   Number     Total    Number    Total   Number    Total   Number    Total
                          of     Assets     of     Assets     of      Assets      of     Assets     of     Assets     of     Assets
                       Accounts   ($mm)  Accounts   ($mm)  Accounts    ($mm)   Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                       --------  ------  --------  ------  --------  --------  --------  ------  --------  ------  --------  ------
Parametric Portfolio
   Associates, LLC

Thomas Seto                9     $2,554      0      $  0     6,014    $9,515       0       $0        0      $  0       0       $0

Armstrong Shaw
   Associates Inc.

Jeffrey Shaw               3     $  618      0      $  0       197    $6,701       0       $0        0      $  0       1       $5

Montag & Caldwell,
   Inc.

Ronald E. Canakaris        6     $4,695      0      $  0         8    $2,201       0       $0        0      $  0       0       $0

Helen M. Donahue           0     $    0      0      $  0       412    $  570       0       $0        0      $  0       0       $0

Grover C. Maxwell,
   III                     0     $    0      0      $  0        50    $1,212       0       $0        0      $  0       0       $0

First Quadrant, L.P.

Christopher G. Luck

R. Max Darnell

Bennett Lawrence
   Management, LLC*        0     $    0      7      $370       245    $1,163       0       $0        7      $370       0       $0

Van Schreiber



* The Sub-adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Portfolio Manager(s)                                                           For other accounts managed by Portfolio Manager(s)
jointly and primarily  Total number of other accounts managed by Portfolio     within each category below, number of accounts and
responsible for the    Manager(s) within each category below and the total     the total assets in the accounts with respect to
day to day management  assets in the accounts managed within each category     which the advisory fee is based on the performance
of the Funds' assets   below.                                                  of the account
                       ------------------------------------------------------  ----------------------------------------------------
                          Registered       Other Pooled                           Registered       Other Pooled
                          Investment        Investment                            Investment        Investment
                           Companies         Vehicles        Other Accounts        Companies         Vehicles       Other Accounts
                       ----------------  ----------------  ------------------  ----------------  ----------------  ----------------
                        Number    Total   Number    Total   Number     Total    Number    Total   Number    Total   Number    Total
                          of     Assets     of     Assets     of      Assets      of     Assets     of     Assets     of     Assets
                       Accounts   ($mm)  Accounts   ($mm)  Accounts    ($mm)   Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                       --------  ------  --------  ------  --------  --------  --------  ------  --------  ------  --------  ------
W. Alexander L. Ely

Eubel Brady and
   Suttman Asset
   Management, Inc.*       0     $    0      3     $   33    4,637    $ 5,940      0       $0        3       $33      13      $ 480

Mark E. Brady

Ronald Lee Eubel

Robert J. Suttman, II

Bernard J. Holtgreive

William E. Hazel

Equity Investment
   Corporation

James F. Barksdale         0     $    0      3     $77.83      408    $350.03      0       $0        0       $ 0       4      $5.57

Batterymarch
   Financial
   Management, Inc.*       4     $1,091     13     $  774      167    $ 8,012      0       $0        1       $33       7      $ 597



* The sub-adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed below are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Portfolio Manager(s)                                                            For other accounts managed by Portfolio Manager(s)
jointly and primarily  Total number of other accounts managed by Portfolio      within each category below, number of accounts and
responsible for the    Manager(s) within each category below and the total      the total assets in the accounts with respect to
day to day management  assets in the accounts managed within each category      which the advisory fee is based on the performance
of the Funds' assets   below.                                                   of the account
                       -------------------------------------------------------  ----------------------------------------------------
                          Registered        Other Pooled                           Registered       Other Pooled
                          Investment         Investment                            Investment        Investment
                           Companies          Vehicles        Other Accounts        Companies         Vehicles       Other Accounts
                       -----------------  ----------------  ------------------  ----------------  ----------------  ----------------
                        Number    Total    Number    Total   Number     Total    Number    Total   Number    Total   Number    Total
                          of     Assets      of     Assets     of      Assets      of     Assets     of     Assets     of     Assets
                       Accounts   ($mm)   Accounts   ($mm)  Accounts    ($mm)   Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                       --------  -------  --------  ------  --------  --------  --------  ------  --------  ------  --------  ------
Anthony C. Santosus

Lisa A. Bozoyan

Yu-Nien (Charles) Ko

Edward R. Miller

Michael D. Soares

Systematic Financial
   Management, L.P.

Ken Burgess                1     $  21.5      2     $ 82.7    1,388   $1,847.4      0      $  0       0       $0        0     $    0

Goldman Sachs Asset
   Management, L.P.

Robert Jones              64     $13,951      6     $5,793      516   $ 52,480      2      $137       0       $0       32     $6,502


----------

(continued...)

Portfolio
Manager(s) jointly
and primarily                                                                 For other accounts managed by Portfolio Manager(s)
responsible for     Total number of other accounts managed by Portfolio       within each category below, number of accounts and the
the day to day      Manager(s) within each category below and the total       total assets in the accounts with respect to which the
management of the   assets in the accounts managed within each category       advisory fee is based on the performance of the
Funds' assets       below.                                                    account
                    --------------------------------------------------------  ------------------------------------------------------
                       Registered         Other Pooled                           Registered       Other Pooled
                       Investment          Investment                            Investment        Investment
                        Companies           Vehicles        Other Accounts        Companies         Vehicles       Other Accounts
                    ------------------  ----------------  ------------------  ----------------  ----------------  ------------------
                     Number     Total    Number    Total   Number     Total    Number    Total   Number    Total   Number     Total
                       of      Assets      of     Assets     of      Assets      of     Assets     of     Assets     of      Assets
                    Accounts    ($mm)   Accounts   ($mm)  Accounts    ($mm)   Accounts   ($mm)  Accounts   ($mm)  Accounts    ($mm)
                    --------  --------  --------  ------  --------  --------  --------  ------  --------  ------  --------  --------
Len Ioffe              10    $    1,408     3   $   1,277    127    $  21,461    0       $0       0      $   0       6     $  1,102

Julius Baer
Investment
Management, LLC

Rudolph Riad
Younes                 10    $15,142.04     7   $2,561.89     62    $7,884.31    0       $0       0      $   0       1     $  269.8

Richard C. Pell        10    $15,285.06     7   $2,565.14     61    $7,866.71    0       $0       0      $   0       1     $  269.8

AEW Management and
Advisors, L.P.

Matthew A. Troxell      7    $  1,294.2     3   $   532.8     47    $ 4,770.5    0       $0       1      $74.6       8     $1,008.4

Real Estate
Management
Services
Group, LLC

Edward W. Turville      2   $        57     0   $       0     33    $     260    0       $0       0      $   0       0     $      0

John E. Webster,        2   $        57     0   $       0     33    $     260    0       $0       0      $   0       0     $      0
II

MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager.



PORTFOLIO MANAGER(S)           CONFLICTS OF INTEREST
--------------------           ---------------------
Wilmington Trust               Portfolio managers may experience certain
Investment Management          conflicts of interest in managing the Fund's
                               investments, on the one hand, and the investments
-    Robert E. Reiser          of other accounts, including other funds, on the
                               other. For example, if a portfolio manager
-    Dorsey D. Farr            identifies a limited investment opportunity, such
                               as an initial public offering, that may be
-    Samuel Fraundorf          suitable for more than one Portfolio or other
                               account, a Portfolio may not be able to take full
-    George Chen               advantage of that opportunity due to an
                               allocation of that investment across all eligible
-    Amanda Cogar              funds and accounts. WTIM has policies and
                               procedures to address potential conflicts of
                               interest relating to the allocation of investment
                               opportunities. WTIM's policies and procedures
                               relating to the allocation of investment
                               opportunities address these potential conflicts
                               by limiting portfolio manager discretion and are
                               intended to result in fair and equitable
                               allocations among all products managed by that
                               portfolio manager that might be eligible for a
                               particular investment. However, there is no
                               guarantee that such procedures will detect each
                               and every situation where a conflict arises.

                               The management of multiple Portfolios and other accounts may give rise to potential conflicts of interest, particularly if the Portfolios and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Portfolio, which may constitute a conflict with the interest of the Fund. WTIM seeks to manage such competing interests for the time and attention of portfolio managers by having substantial resources to assist and support portfolio managers. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

                               WTIM does not receive a performance fee for its management of the Fund. WTIM and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios -for instance, those that pay a higher advisory fee. The policies of WTIM, however, require that portfolio managers treat all accounts they manage equitably and fairly.

                               WTIM has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in WTIM's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.
                               As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Fund has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Portfolios and clients involved in such transactions.

                               Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Portfolios. One potential conflict may arise if a portfolio manager were to have a larger personal investment in one portfolio than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he or she holds a larger stake. WTIM's Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager's investment activities by requiring prior written approval from the Code of Ethics
                               Compliance Officer for portfolio managers participating in investment clubs or providing investment advice to any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of WTIM and its affiliates.

Parametric Shaw                The portfolio manager, acting according to each
Associates, LLC                Fund's investment mandate, fully replicates the
                               index. Thus, there is little risk of the
                               portfolio manager acting against a Fund's
-    Thomas Seto               interests.

Armstrong Shaw                 ASA's portfolio manager has no material conflicts
Associates Inc.                of interest in managing the Fund.

-    Jeffrey Shaw

Montag & Caldwell, Inc.        Since all of M & C portfolios, including that
                               managed for the Trust, have the same goals and
-    Ronald E. Canakaris       objectives and the same holdings, barring any
                               client restrictions, there is no conflict arising
-    Helen M. Donahue          from the firm's handling of multiple accounts.
                               The strategies are similar across the board since
-    Grover C. Maxwell, III    the firm manages only one product - large cap
                               growth. Compensation is not based on the
                               performance of individual client accounts but
                               rather for the firm as a whole. The Code of
                               Ethics governs personal trading by all employees
                               and contains policies and procedures to ensure
                               that client interests are paramount.

First Quadrant, L.P.

-    Christopher G. Luck

-    R. Max Darnell

Bennett Lawrence Management,   BLM does not foresee any potential material
                               conflict of interest in connection with its
                               portfolio managers' management of the Fund's

PORTFOLIO MANAGER(S)           CONFLICTS OF INTEREST
--------------------           ---------------------
LLC                            investments and the investments of other accounts
                               managed.
-    Van Schreiber

-    W. Alexander L. Ely

Eubel Brady and Suttman        EBS may batch and aggregate client and
Asset Management,Inc.          proprietary orders from time to time. Consistent
                               with regulatory guidelines, EBS has policies and
-    Mark E. Brady             procedures for handling these situations. These
                               policies and procedures include:
-    Ronald Lee Eubel
                               1) No advisory client is favored over any other
-    Robert J. Suttman, II     account participating in the blocked order.

-    Bernard J. Holtgreive     2) All clients participating in the aggregate
                               order shall receive an average execution price
-    William E. Hazel          with all other transaction costs either shared on
                               a pro rata basis or as predetermined between
                               client and broker/dealer or custodian, or as
                               negotiated by EBS.

                               3) Trades are typically allocated by using a randomizing program to determine the sequence in which client accounts (grouped by designated broker or custodian) will be traded. Clients who have given EBS the discretion to determine the broker will be included with the first broker in the random selection that permits trading away.
                               Partial fills within a brokerage group will be allocated according to a random selection of the clients within that brokerage group. In certain circumstances (including but not limited to transactions in private placements) EBS may determine that a pro-rata allocation of a blocked trade, rather than a random allocation among brokerage firms, is appropriate.

                               EBS participates in initial public offerings, private placements and secondary offerings, based on suitability for a specific strategy and Client. Clients may elect to not participate in these securities. Certain clients may be ineligible for IPO transactions under SEC rules.
                               Once eligible Clients are identified and position sizes are determined, any partial fills are allocated randomly. Participation in these securities may enhance returns and not participating may adversely affect performance

Equity Investment              Potential conflicts of interest may arise
Corporation                    primarily in trading. More specifically, trade
                               order and the allocation of completed trades are
-    James F. Barksdale        areas where conflicts of interest may occur. EIC
                               has procedures in place to alternate trade order
                               to ensure that all accounts are treated
                               equitably. Likewise, EIC has procedures in place
                               so that completed trades are allocated fairly
                               across all accounts.

Batterymarch Financial         Actual or potential conflicts may arise in
Management,Inc.                managing the Small Cap Fund in conjunction with
                               the portfolios of BFM's other clients. A brief
-    Anthony C. Santosus       description of some of the potential conflicts of
                               interest and compliance factors that may arise as
-    Lisa A. Bozoyan           a result is included below. We do not believe any
                               of these potential conflicts of interest and
-    Yu-Nien (Charles) Ko      compliance factors pose significant risk to the
                               Small Cap Fund.
-    Edward R. Miller
                               Although BFM believes that its compliance
-    Michael D. Soares         policies and procedures are appropriate to
                               prevent or eliminate many potential conflicts of
                               interest between BFM, its related persons and
                               clients, clients should be aware that no set of
                               policies and procedures can possibly anticipate
                               or relieve all potential conflicts of interest.
                               Moreover, it is possible that additional
                               potential conflicts of interest may exist that
                               BFM has not identified in the summary below.

PORTFOLIO MANAGER(S)           CONFLICTS OF INTEREST
--------------------           ---------------------
                               Allocation of Investment Opportunities

                               If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for more than one client account, the Small Cap Fund may not be able to take full advantage of that opportunity.
                               However, BFM has adopted compliance policies and procedures for such situations aimed to provide, over the long run, for fair treatment of each client account. On each trading day, BFM's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts
                               (i.e., managed under the same mandate and style) on a pro-rata basis. BFM's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

                               Opposite (i.e., Contradictory) Transactions in
                               Securities

                               BFM provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

                               In the course of providing advisory services, BFM may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, BFM may be forced to sell a security that is ranked a "buy" by its stock selection model.

                               Certain BFM portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, BFM may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and BFM's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by BFM. The stock selection model(s), risk controls and portfolio construction rules used by BFM to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

                               BFM has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

                               Personal Securities Transactions

                               BFM allows its employees to trade in securities that it recommends to advisory clients, including the Small Cap Fund. BFM's supervised persons (to the extent not prohibited by BFM's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that BFM is purchasing, holding or selling the

PORTFOLIO MANAGER(S)           CONFLICTS OF INTEREST
--------------------           ---------------------
                               same or similar securities or investment products
                               for client account portfolios and the actions
                               taken by such persons on a personal basis may be,
                               or may be deemed to be, inconsistent with the
                               actions taken by BFM for its client accounts.
                               Clients should understand that these activities
                               might create a conflict of interest between BFM,
                               its supervised persons and its clients.

                               BFM employees may also invest in mutual funds, including the Small Cap Fund, which are managed by BFM. This may result in a potential conflict of interest since BFM employees have knowledge of such funds' investment holdings, which is non-public information.

                               To address this, BFM has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Small Cap Fund).

                               BFM is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a U.S. all capitalization market neutral equity strategy. Certain BFM employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for BFM.

                               Performance-Based Fee Arrangements

                               BFM manages some accounts under performance-based fee arrangements. BFM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, BFM generally requires portfolio decisions to be made on a product specific basis.
                               Additionally, BFM requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

                               Soft Dollars

                               BFM does not use brokerage commissions (i.e., soft dollars) to pay for third party research products and services. BFM does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Small Cap Fund, the provision of research services to BFM by a broker does not alone influence BFM to select that broker.

Systematic Financial           Investment decisions are generally applied to all
Management, Inc.               accounts utilizing that particular strategy,
                               taking into consideration client restrictions,
-    Ken Burgess               instructions and individual needs. SFM, when
                               rebalancing individual accounts, may or may not
                               have an opportunity to utilize block trading;
                               thus there may be disparity in price or
                               commissions among clients. When the brokerage
                               firm has not been designated by the clients, SFM
                               may aggregate such securities to be purchased or
                               sold into block trades in order to seek the best
                               execution and lower brokerage commissions in such
                               manner, as SFM deems equitable and fair to the
                               clients. All accounts for whom trades are
                               aggregated will receive the same execution price
                               for that day. In cases when a trade is not
                               completed in a single day, Systematic will
                               allocate the traded shares on a pro-rata basis
                               among all of the accounts in the trade block. The
                               choice of the method of trade allocation will be
                               based

PORTFOLIO MANAGER(S)           CONFLICTS OF INTEREST
--------------------           ---------------------
                               on various factors including how much of the
                               total block was completed and the liquidity of
                               the issue being traded. Under circumstances in
                               which the broker is designated by the client,
                               execution costs for those transactions are not
                               charged to clients on a pro rata basis, rather
                               each client is charged a commission based on the
                               rates agreed to between the client and the
                               broker. If there are orders entered on SFM's
                               trading system for both accounts with directed
                               brokerage (e.g., Wrap Fee accounts and Fee Based
                               accounts) and accounts without directed
                               brokerage, SFM will generally execute the
                               non-directed orders first. If orders for directed
                               accounts are executed following the execution of
                               orders for non-directed accounts, the directed
                               accounts may receive a less favorable price than
                               non-directed accounts. All directed accounts are
                               traded on a random, rotating basis.

Goldman Sachs Asset            GSAM's portfolio managers are often responsible
Management, L.P.               for managing other accounts, including
                               proprietary accounts, separate accounts and other
-    Robert Jones              pooled investment vehicles, such as unregistered
                               hedge funds. A portfolio manager may manage a
-    Len Ioffe                 separate account or other pooled investment
                               vehicle, which may have materially higher fee
                               arrangements than the Fund and may also have a
                               performance-based fee. The side-by-side
                               management of these funds may raise potential
                               conflicts of interest relating to cross trading,
                               the allocation of investment opportunities and
                               the aggregation and allocation of trades.

                               GSAM's portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the GSAM and the Funds have adopted policies limiting the circumstances under which cross-trades may be affected between a Fund and another client account. The GSAM's portfolio managers conduct periodic reviews of trades for consistency with these policies.

Julius Baer Investment         As Messrs. Younes and Pell share in the profits
Management, LLC                of JBIM, the conflict is that these portfolio
                               managers may have an incentive to allocate
-    Rudolph Riad Younes       securities preferentially to the accounts where
                               JBIM might share in investment gains. In
-    Richard C. Pell           addition, they may have an incentive to allocate
                               securities preferentially to the accounts for
                               which JBIM receives higher investment advisory
                               fees based on the assets under management.

                               In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts.
                               Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring
                               Program.

AEW Management and Advisors,   AEW is not aware of any material conflicts of
L.P.                           interest that may arise in connection with
                               simultaneously managing this account and other
-    Matthew A. Troxell        accounts.

Real Estate Management         The Real Estate Management Services Group does
Services Group, LLC            not believe that any material conflicts exist
                               between Mr. Turville's and Mr. Webster's
-    Edward W. Turville        portfolio management of the porfolios and their
                               management of Wilmington Real Estate Securities
-    John E. Webster, II       Fund.

COMPENSATION. Following is a description of the structure of, and method used to determine the compensation received by the Funds' portfolio managers or management team members from the Funds, the Adviser or any other source wit respect to managing the funds and any other accounts for the fiscal year ended June 30, 2005.



PORTFOLIO MANAGER(S)           COMPENSATION DESCRIPTION
--------------------           ------------------------
Wilmington Trust Investment    Each portfolio manager is paid a salary based on
Management                     their job position and an annual bonus that
                               includes four measures: Performance, Teamwork,
-    Robert E. Reiser          and Support of the Business, Writing and
                               Communications, and Skill and Professional
-    Dorsey D. Farr            Development. Performance account for 40% of a
                               portfolio manager's bonus. Pre-tax performance is
-    Samuel Fraundorf          measured for each of the Funds, the Balentine
                               Partnerships and the Wilmington Strategies for 1,
-    George Chen               2, and 3 year periods, and compared to index and
                               peer group returns. The bonus is a percent of the
-    Amanda Cogar              salary and varies with the employee's job
                               responsibilities. For Mr. Chen and Ms. Cogar the
                               maximum bonus is 25%. For Mr. Farr and Mr.
                               Fraundorf the maximum bonus is 75%. For Mr.
                               Reiser, the maximum bonus is 100%. For members of
                               the Investment Strategy Team (Messrs. Reiser,
                               Farr and Fraundorf) 25% of their bonus is
                               determined by all investment strategies of
                               Wilmington to include the equity and fixed income
                               portfolios. All portfolio managers also
                               participate in the Wilmington retirement plans.

Parametric Portfolio           Compensation Structure. Compensation of PPA
Associates, LLC                portfolio managers and other investment
                               professionals has three primary components: (1) a
-    Thomas Seto               base salary, (2) a quarterly cash bonus, and (3)
                               annual stock-based compensation consisting of
                               options to purchase shares of Eaton Vance Corp.'s
                               nonvoting common stock.

                               PPA investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees.
                               Compensation of PPA investment professionals is reviewed primarily on an annual basis.
                               Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

                               Method to Determine Compensation. PPA seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of PPA and Eaton Vance Corp., its parent company. Cash bonuses are determined based on a target percentage of Parametric profits.

                               While the salaries of PPA portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Armstrong Shaw Associates      Compensation at ASA is comprised primarily of two
Inc.                           components: salary and bonus. The salary portion
                               of compensation is fixed and based on a
-    Jeffrey Shaw              combination of factors including, but not
                               necessarily limited to, industry experience, firm
                               experience and job performance.

PORTFOLIO MANAGER(S)           COMPENSATION DESCRIPTION
--------------------           ------------------------
                               The bonus portion of compensation is variable,
                               depending on both overall firm results (i.e.
                               profitability) and merit. Bonuses are a very
                               meaningful piece of overall compensation. Every
                               one at the firm participates in the bonus
                               program. The remaining components of
                               compensation, for eligible employees, are the
                               company sponsored and paid retirement plan and
                               health benefits.

Montag & Caldwell Inc.         Compensation, which includes salary and bonus, is
                               determined by the firm's Executive Committee
-    Ronald E. Canakaris       based on the success of the firm in achieving
                               clients' investment objectives and providing
-    Helen M. Donahue          excellent client service. Compensation is not
                               based on the performance of individual client
-    Grover C. Maxwell, III    accounts but rather for the firm as a whole. The
                               compensation levels for individual officers are
                               subjectively determined by the Executive
                               Committee which strives to be very fair to all
                               officers and which is reflected in the long-term
                               continuity of the team. Base salaries for all
                               portfolio managers are a smaller percentage of
                               overall compensation than are bonuses which are
                               based on the profitability and overall success of
                               M & C as a firm.

First Quadrant, L.P.

-    Christopher G. Luck

-    R. Max Darnell

Bennett Lawrence Management,   The portfolio managers of BLM are Members
LLC                            (Owners) of the company, and as such they receive
                               a fixed base salary and their bonus dependent is
-    Van Schreiber             upon firm profitability.

-    W. Alexander L. Ely

Eubel Brady and Suttman        EBS has a comprehensive compensation package for
Asset Management,Inc.996       all of its employees. In addition to base salary,
                               each employee (a) can participate in our 401(k)
-    Mark E. Brady             (receives a Profit Sharing Plan contribution),
                               (b) is eligible for annual bonuses based on the
-    Ronald Lee Eubel          individual's personal performance, and (c)
                               participates in a supplemental bonus program
-    Robert J. Suttman, II     linked to the firm's growth and profitability,
                               one factor of which is the growth of the firm's
-    Bernard J. Holtgreive     assets under management. None of the Portfolio
                               Managers is compensated based on the growth of
-    William E. Hazel          the Fund's assets except to the extent that such
                               growth contributes to overall asset growth.

Equity Investment              The compensation of investments professionals
Corporation                    consists of salary, bonus, and an employee
                               benefits package.
-    James F. Barksdale

Batterymarch Financial         Portfolio manager compensation includes a
Management,Inc.                combination of base salary, annual bonus and
                               long-term incentive compensation, as well as a
-    Anthony C. Santosus       generous benefits package made available to all
                               BFM employees on a non-discretionary basis.

PORTFOLIO MANAGER(S)           COMPENSATION DESCRIPTION
--------------------           ------------------------
-    Lisa A. Bozoyan           The bonus and long term incentive compensation is
                               discretionary compensation; the amount of such
-    Yu-Nien (Charles) Ko      awards is determined on an annual basis following
                               the completion of the firm's fiscal year. The
-    Edward R. Miller          overall "pool" of discretionary compensation is
                               based on the profitability of the firm for each
-    Michael D. Soares         fiscal year. Individual allocation to portfolio
                               managers is based on several factors, including:

                               -    Short term and longer term investment
                                    performance of the product that the
                                    portfolio manager works on. Longer term
                                    performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio Account. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

                               - Portfolio manager assistance in servicing clients; and

                               -    Portfolio manager contribution to new
                                    business development.

                               Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by BFM. As noted above, compensation is not impacted by the investment performance of any one client account;
                               all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of BFM's client portfolios.

Systematic Financial           Portfolio managers do not manage on an
Management, L.P.               account-by-account basis. They manage assets as a
                               team. Therefore, performance compensation is
                               based on the performance of all our portfolios
                               and the investment team has responsibility
                               related to all portfolios.

-    Ken Burgess

Goldman Sachs Asset            The Quantitative Equity Team's (the "QE Team")
Management, L.P.               compensation packages for its portfolio managers
                               are comprised of a base salary and performance
-    Robert Jones              bonus. The performance bonus is a function of
                               each portfolio manager's individual performance;
-    Len Ioffe                 his or her contribution to the overall
                               performance of QE Team strategies; and annual
                               revenues in the investment strategy which in part
                               is derived from advisory fees and for certain
                               accounts, performance based fees.

                               The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Team's pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings;
                               and (3) whether the Team managed all similarly mandated accounts in a consistent manner.
                               Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The QE Team's decision may also be influenced by the following:
                               the performance of the Investment Adviser and anticipated compensation levels among competitive firms.

PORTFOLIO MANAGER(S)           COMPENSATION DESCRIPTION
--------------------           ------------------------
                               OTHER COMPENSATION. In addition to base salary
                               and performance bonus, GSAM has a number of
                               additional benefits/deferred compensation
                               programs for all portfolio managers in place
                               including (i) a 401k program that enables
                               employees to direct a percentage of their pretax
                               salary and bonus income into a tax-qualified
                               retirement plan; (ii) a profit sharing program to
                               which Goldman, Sachs & Co. makes a pretax
                               contribution; and (iii) investment opportunity
                               programs in which certain professionals are
                               eligible to participate subject to certain net
                               worth requirements. Portfolio managers may also
                               receive grants of restricted stock units and/or
                               stock options as part of their compensation.

                               Certain GSAM portfolio managers may also participate in the firm's Partner Compensation
                               Plan, which covers many of the firm's senior executives. In general, under the Partner
                               Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Julius Baer Investment         Compensation consists of Salary (Fixed
Management, LLC                Compensation), Profit Sharing (Fixed
                               Compensation), Bonus Performance), Deferred
-    Rudolph Raid Younes       Compensation (Fixed Compensation), Employee Stock
                               Purchase Plan (Tenure), Pension/401K Plan
-    Richard C.Pell            (Tenure), Retirement Plan (Tenure).

AEW Management and Advisors    Portfolio Manager compensation is composed of two
L.P.                           parts: base salary and incentive compensation.
                               The firm's base salary structure is designed to
-    Matthew A. Troxell        reflect market rates for the various disciplines
                               within the company, such as investment
                               management, asset management and accounting. To
                               determine appropriate "market ranges" for the
                               various functional areas (based on specific job
                               characteristics and years of experience), AEW
                               uses the services of an independent consulting
                               firm, which performs research into the
                               compensation practices of firms similar to AEW
                               within the industry. Base salaries are
                               supplemented by year-end incentive compensation
                               awards, which account for a significant portion
                               of total compensation. The awarding of incentive
                               compensation is based upon the achievement of
                               corporate objectives and specific individual
                               goals, which are generally tied to the
                               achievement of client objectives. The firm's
                               operating margins for the year determine the
                               availability of funds for incentive
                               compensation.

                               Additionally, AEW's senior professionals, including portfolio manager Matthew A. Troxell, share in a portion of incentive fees earned on specific accounts within AEW's Real Estate
                               Securities business unit. As a Principal of the firm, Mr. Troxell is also eligible to participate
                               AEW's Equity Sharing Program, which gives
                               Principals of the firm economic interests in a portion of the firm's profits, and a long-term contribution plan.

Real Estate Management         Mr. Turville and Mr. Webster are owners of REMS.
Services Group, LLC            For their services, Mr. Turville and Mr. Webster
                               each receive a fixed annual salary plus a bonus
-    Edward W. Turville        which has been fixed for a number of years. In
                               addition, as owners of REMS, Mr. Turville and Mr.
-    John E. Webster, II       Webster are entitled to receive distributions
                               from the REMS' net profits. Mr. Turville and Mr.
                               Webster do not receive compensation that is based
                               upon the Real Estate Securities Fund's, or any
                               private account's pre- or after-tax performance or
                               the value of assets held by such entities. Mr.
                               Turville and Mr. Webster do not receive any
                               special or additional compensation from REMS for
                               their services as Portfolio Manager.


OWNERSHIP OF SECURITIES. The following table sets for the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of June 30, 2005.



PORTFOLIO MANAGER(S)           DOLLAR VALUE OF FUND SHARES BENEFICIALLY OWNED
--------------------           ----------------------------------------------
Wilmington Trust Investment    Mr. Reiser beneficially owns shares of each of
Management                     the Large Cap Fund, Mid Cap Fund, Small Cap Fund
                               and International Fund in the range of
-    Robert E. Reiser          $10,001-$50,000. Mr. Farr beneficially owns
                               shares of each of the International Fund and Real
-    Dorsey D. Farr            Estate Securities Fund in the range of
                               $10,001-$50,000. Mr. Chen beneficially owns
-    Samuel Fraundorf          shares of each of the Mid Cap Fund, Small Cap
                               Fund, International Fund and Real Estate
-    George Chen               Securities Fund in the range of $1-$10,000,
                               $1-$10,000, $10,001-$50,000, and $1-$10,000,
-    Amanda Cogar              respectively. Ms. Cogar beneficially owns shares
                               of each Fund in the range of $1-$10,000. Mr.
                               Fraundorf does not beneficially own any shares of
                               the Funds as of June 30, 2005.

Armstrong Portfolio            Mr. Seto does not beneficially own any shares of
Associates, LLC                the Funds as of June 30, 2005.

-    Thomas Seto

Armstrong Shaw Associates      Mr. Shaw does not beneficially own any shares of
Inc.                           the Funds as of June 30, 2005.

-    Jeffrey Shaw

Montag & Caldwell, Inc.        No Portfolio Manager beneficially owns any shares
                               of the Funds as of June 30, 2005.

-    Ronald E. Canakaris

-    Helen M. Donahue

-    Grover C. Maxwell, III

First Quadrant, L.P.           [Neither Mr. Luck nor Mr. Darnell beneficially
                               own any shares of the Funds as of June 30, 2005.]
-    Christopher G. Luck

-    R. Max Darnell

Bennett Lawrence Management,   Neither Mr. Van Schreiber nor Mr. Ely
LLC                            beneficially own any shares of the Funds as of
                               June 30, 2005.

-    Van Schreiber

-    W. Alexander L. Ely

Eubel Brady and Suttman        No Portfolio Manager beneficially owns any shares
Asset                          of the Funds as of June 30, 2005.

PORTFOLIO MANAGER(S)           DOLLAR VALUE OF FUND SHARES BENEFICIALLY OWNED
--------------------           ----------------------------------------------
Management, Inc

-    Mark E. Brady

-    Ronald Lee Eubel

-    Robert J. Suttman, II

-    Bernard J. Holtgreive

-    William E. Hazel

Equity Investment              Mr. Barksdale does not beneficially own any
Corporation.                   shares of the Funds as of June 30, 2005.

-    James F. Barksdale

Batterymarch Financial         No Portfolio Manager beneficially owns any shares
Management, Inc.               of the Funds as of June 30, 2005.

-    Anthony C. Santosus

-    Lisa A. Bozoyan

-    Yu-Nien (Charles) Ko

-    Edward R. Miller

-    Michael D. Soares

Systematic Financial           Mr. Burgess does not beneficially own any shares
Management, L.P.               of the Funds as of June 30, 2005.

-    Ken Burgess

Goldman Sachs Asset            No Portfolio Manger beneficially own any shares
Management, L.P.               of the Funds as of June 30, 2005.

-    Robert Jones

-    Len Ioffe

Julius Baer Investment         [Neither Mr. Younes nor Mr. Pell beneficially own
Management, LLC                any shares of the Funds as of June 30, 2005.]

-    Rudolph Riad Younes

-    Richard C. Pell

AEW Management and Advsors,    Mr. Troxell does not beneficially own any shares
L.P.                           of the Funds as of June 30, 2005.

PORTFOLIO MANAGER(S)           DOLLAR VALUE OF FUND SHARES BENEFICIALLY OWNED
--------------------           ----------------------------------------------

-    Matthew A. Troxell

Real Estate Management         Mr. Turville and Mr. Webster each beneficially
Services Group, LLC.           own shares of the Real Estate Securities Fund
                               in the range of $50,001-$100,000.
-    Edward W. Turville

-    John E. Webster, II

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The investment adviser and/or sub-advisers place portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Portfolio transactions placed by the investment adviser or a sub-adviser may be effected through the trading desk of the investment adviser, its broker-affiliate or a sub-adviser. Debt securities purchased and sold by the Funds are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.


Prior to the collapse of the master/feeder structure on July 1, 2005, brokerage commissions were paid by the master series of WT Investment Trust I. Brokerage commissions after July 1, 2005 were paid by the Funds of the Trust. Brokerage commissions paid by the Funds for the last three fiscal years ended June 30 are as follows:



                              12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                  6/30/05           6/30/04           6/30/03
                              ---------------   ---------------   ---------------
Large Cap Fund                    $______           $140,911            N/A
Mid Cap Fund                      $______           $ 96,392            N/A
Small Cap Fund                    $______           $261,688            N/A
International Fund                $______           $605,016          $285,948
Real Estate Securities Fund       $______             N/A               N/A



When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Funds. For the last three fiscal years ended June 30, the Funds paid brokerage commissions to Wilmington Trust Investment Management, LLC (formerly, Balentine & Company,
LLC), an affiliate of RSMC, as follows:



                              AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                                 12 MONTHS ENDED
                              -----------------------------------------------------
                                               6/30/05     6/30/04     6/30/03
                                               --------   --------    --------
Large Cap Fund                                 $_______   $ 98,275    $_______
Mid Cap Fund                                   $_______   $ 76,258    $_______
Small Cap Fund                                 $_______   $228,281    $_______
Real Estate Securities Fund                    $_______   $ 96,051    $_______




The table below shows, for the fiscal year ended June 30, 2005, the percentage of aggregate brokerage commissions paid Wilmington Trust Investment Management LLC and the percentage of the respective Fund's aggregate dollar amount of transactions involving the payment of commissions effected through Wilmington Trust Investment Management LLC.



                                PERCENTAGE OF THE
                                 FUND'S AGGREGATE     PERCENTAGE OF THE FUND'S
                              BROKERAGE COMMISSIONS    AGGREGATE DOLLAR AMOUNT
                                       PAID                OF TRANSACTIONS
                              ---------------------   ------------------------
Large Cap Fund                        _____%                   _____%
Mid Cap Fund                          _____%                   _____%
Small Cap Fund                        _____%                   _____%
Real Estate Securities Fund           _____%                   _____%


BROKERAGE SELECTION. The primary objective of the investment adviser and sub-advisers in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, the investment adviser or sub-adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to the investment adviser or sub-advisers. The allocation of portfolio transactions may take into account the receipt of research reports and services of brokerage firms. The investment adviser or sub-adviser may place trades with certain brokers with which it is under common control, including Balentine & Company LLC or Wilmington Brokerage Services Co., each an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC, provided that the investment adviser or sub-adviser determines that the affiliate's services and costs are comparable to those of non-affiliated, qualified brokerage firms.


In selecting and monitoring broker-dealers and negotiating commissions, the investment adviser or a sub-adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. A broker-dealer may be willing to furnish certain research services to the investment adviser or sub-adviser for no consideration except for standard brokerage commissions or dealer spreads. The investment adviser or sub-adviser may use such broker-dealers to effect securities transactions. In selecting a particular broker or dealer to effect transactions for the Funds, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the adviser or to a sub-adviser, subject to investment adviser's and sub-advisers' duty to seek best execution.


Section 28(e) of the Securities Exchange Act of 1934 provides that the investment adviser and sub-advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under
Section 28(e), the investment adviser and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the investment adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of equipment used to communicate research information and the providing of specialized consultations with the investment adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the investment adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the investment adviser and sub-advisers since the broker-dealers used by the investment adviser and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the investment adviser and sub-advisers with a diverse perspective on financial markets. Research services provided to the investment adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by the investment adviser or sub-adviser or by their respective affiliates. The investment adviser and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. However, the investment adviser or sub-advisers will not direct fund transactions to dealers solely on the basis of research services provided.

ALLOCATION OF FUND TRANSACTIONS. Some of the investment adviser's or sub-advisers' other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Funds. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the investment adviser and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

Each of the Funds offers Institutional and Investor Shares classes. In addition, the Cap Funds issue the Service Shares class. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.


The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the NAV of the Investor and Service Shares will be reduced by such amount to the extent the Fund has undistributed net income.


Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class thereof. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Trust, the Distributor, the investment adviser or the transfer agent, to arrange for transactions under the PIP. The Trust reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Trust will act as quickly as possible to minimize delay.


The value of shares redeemed may be more or less than the shareholder's cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.



A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the NAV of the Fund next determined after the suspension is lifted.



Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.



PRICING OF SHARES. For each Fund the NAV per share is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are only open on days when the Exchange and the transfer agent are open for business.



In valuing the Funds assets, a security listed on an exchange (and not subject to restrictions against sale by a Fund on an Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National

Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.


Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days and on which the International Fund's NAV is not calculated and investors will be unable to buy or sell shares of the Fund. Calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the International Fund's NAV is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders quarterly.


A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, Each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income (generally dividends (without regard to the dividends received distribution), interest, net short-term capital gain and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that each Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses.

To the extent each Fund qualifies for treatment as a RIC, each Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund's gains or losses on sales of securities will be long-term capital gains or losses if the securities have been held by a Fund for more than twelve months and short-term capital gains or losses if not so held. A Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. A Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund invests in equity investments and the Fund makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if they are paid by a Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of a Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at long-term capital gain rates. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from certain foreign corporations in limited instances.


Each Fund will inform shareholders within 60 days after their fiscal year end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable as net capital gain.


FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by a Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, a Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.


Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by a Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income). Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.


HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or
(4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by a Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then a Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

The foregoing federal tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

This summary does not address any potential foreign, state or local tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax. Shareholders are urged to consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of each of the Cap Funds, the Real Estate Securities Fund and the International Fund for the fiscal year ended June 30, 2005, are set forth in the Annual Report to shareholders, including the notes thereto and the report of _______ thereon. The Annual Report is incorporated herein by reference.

                                   APPENDIX A


            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES



REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, the investment adviser or the sub-advisers may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.



In addition to the products, strategies and risks described below and in the prospectus, the investment adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.



COVER REQUIREMENTS. No Fund will use leverage in their options, futures, and in the case of the International Fund and Real Estate Securities Fund, its forward currency contract strategies. Accordingly, a Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or a Fund's ability to meet redemption requests or other current obligations.



OPTIONS STRATEGIES. With the exception of the International Fund and Real Estate Securities Fund, a Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Fund and Real Estate Securities Fund may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.


Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.


Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.


Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the investment adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the investment adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:


1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and



2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:


1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the investment adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.


5. A Fund's activities in the options markets may result in a higher Fund turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund's securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund's holdings. An Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.


The International Fund and Real Estate Securities Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, a Fund may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of a Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to a Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, a Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect a Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. A Fund may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.


FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

1. Each Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.


2. No Fund will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.


SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:


1. Successful use by a Fund of futures contracts and related options will depend upon the investment adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.


2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.


HEDGING STRATEGIES. The International Fund' and Real Estate Securities Fund' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by a Fund. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.



The International Fund and Real Estate Securities Fund may enter into forward currency contracts either with respect to specific transactions or with respect to a Fund's positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, a Fund may enter into a forward contract to sell the currency that a sub-adviser expects to decline in an amount approximating the value of some or all of a Fund's securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when a Fund anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.



The International Fund and Real Estate Securities Fund also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, a Fund may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by a Fund or which the investment adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. A Fund also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect a Fund's securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.



The International Fund and Real Estate Securities Fund will not enter into an options, futures or forward currency contract transaction that exposes a Fund to an obligation to another party unless a Fund either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS. Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Fund' and Real Estate Securities Fund' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.


There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.


As with other options and futures positions, the International Fund's and Real Estate Securities Fund's ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although a Fund will not purchase or write such positions unless and until, in the investment 1292adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.


Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.


FORWARD CURRENCY CONTRACTS. The International Fund and Real Estate Securities Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.



The Funds may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, a Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.



The Funds also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the investment adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the investment adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of a Fund's securities holdings denominated in such foreign currency.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.


At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.


SWAP AGREEMENTS. The International Fund and Real Estate Securities Fund may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between a Fund and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make or receive. If the counter party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. A Fund will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.


Whether the use of swap agreements will be successful in furthering a fund's investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. A fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a fund will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under a fund's repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B


                             DESCRIPTION OF RATINGS



Moody's, S&P(R) and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch to the securities in which the Funds may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment adviser and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. In that event, the investment adviser or sub-advisers will consider whether it is in the best interest of a Fund to continue to hold the securities.


MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.


                                 S&P(R) RATINGS


CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                   APPENDIX C


                PROXY POLICIES, PROCEDURES, AND VOTING GUIDELINES


                           SPECIFIC TO WT MUTUAL FUND

                      RODNEY SQUARE MANAGEMENT CORPORATION

I.   INTRODUCTION

     On January 31, 2003, the Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), for certain registered investment advisers regarding adoption and disclosure of proxy voting policies and the preservation and disclosure of proxy voting records.

     New Rule 206(4)-6 under the Advisers Act provides that it will be a fraudulent, deceptive or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act for an investment adviser to exercise voting authority with respect to client securities unless the investment adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of clients. In addition, amendments to Rule 204-2 under the Advisers Act set forth new record-keeping requirements.

     This document has been developed in accordance with the new regulatory requirements for registered investment advisers who have implicit or explicit voting authority over client securities. For Rodney Square Management Corporation ("RSMC"), these Policies, Procedures, and Voting Guidelines are intended to form the basis for voting, recording and providing required disclosures to WT Mutual Fund (the "Fund"), RSMC's only advisory client.

     The Fund has adopted related policies and procedures to comply with similar new regulatory requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act").

II.  PROXY VOTING DELEGATION

     A.   From the Fund to RSMC and Affiliate Investment Advisers:

          1. The Fund has numerous investment series, some of which are advised by RSMC, and others that are managed by different Investment Advisers who are affiliated with RSMC. In addition, portions of some investment series are managed by Sub-Advisers.

          2. Due to the nature of this master-feeder structure, the voting of proxies for securities held by the Trust has been delegated by the Board to RSMC and its affiliated Investment Advisers.

     B.   From RSMC to Wilmington Trust Company:

          1. Pursuant to a Services Agreement between RSMC and its affiliate, Wilmington Trust Company ("Wilmington Trust"), certain dual employees of RSMC and Wilmington Trust may be authorized to coordinate the casting of proxy votes on behalf of RSMC's clients, provided that the procedures and guidelines herein are followed by such individuals.

     C.   From RSMC to Sub-Advisers for the International Fund:

          1. An Investment Adviser may further delegate proxy voting responsibilities to one or more Sub-Advisers to a Portfolio if it is deemed that the Sub-Adviser(s) has the best level of expertise in a particular type of securities, or for other compelling reasons.

          2. Currently, RSMC has elected to delegate voting on behalf of the International Fund to the two Sub-Advisers currently managing portions of that series.

III. PROXY VOTING POLICIES AND PROCEDURES

     A.   General Policy Statement:

          1. Based on the premise that an issuer's Board of Directors can properly assess the best course for a company and will act in the best interests of the shareholders in pursuing maximum long-term value, proxies will generally be voted as recommended by the issuer's Board of Directors, except in cases where stockholder rights are substantially impaired, or as otherwise stated below.

          2. As new issues arise and trends develop, voting practices will be modified accordingly.

          3. Proxy voting for securities held by RSMC-advised series is conducted in accordance with Proxy Voting Guidelines set forth herein that Wilmington Trust has independently developed over time.

          4. An independent proxy service, Institutional Shareholder Services ("ISS"), provides the mechanism through which the proxies for securities held by RSMC-advised series are voted, but the voting of those proxies is directed by Wilmington Trust's proxy analyst and is entirely based on Wilmington Trust's Proxy Voting Guidelines.

          5. The proxy analyst conducts appropriate research based upon data gathered from the issuer's proxy documents, ISS research material, financial publications, and other sources.

     B.   Additions to and Deviations from Proxy Voting Guidelines:

          1. When a significant issue arises that is not addressed by Proxy Voting Guidelines currently in effect, the analyst brings it to the attention of Wilmington Trust's Securities Review Committee. The Committee determines how the proxy should be voted and such determinations may result in the adoption of a new voting guideline.

          2. If the proxy analyst perceives the presence of special circumstances that would warrant making an exception to a guideline, the analyst must refer the matter to the Securities Review Committee for final determination. The exception may then become the rule should the Committee decide that an existing guideline should be reversed in light of changing times and circumstances.

     C.   Conflicts of Interest:

          1. A potential conflict of interest may exist when RSMC or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Fund and that could compromise RSMC's independence of judgment and action in voting the proxy in the best interests of the Fund's shareholders.

          2. In general, RSMC believes that consistently voting in accordance with the Proxy Voting Guidelines will address most anticipated conflicts of interest, as this process ensures that where there is a conflict of interest the proxy will be voted no differently than it would be voted in the absence of such conflict.

          3. Should RSMC deviate from the Proxy Voting Guidelines on a particular vote, then each matter being voted upon will be carefully assessed by the analyst and the Securities Review Committee to determine if a conflict of interest is present.

          4. In the event of a material conflict of interest, the Committee shall determine an appropriate resolution, which may include consultation with the Fund's management or Board of Trustees, analyses by independent third parties, or other means necessary to ensure and demonstrate that a proxy was voted in the best interests of Fund shareholders not affected by RSMC's or another party's conflict.

     D.   Written Analysis:

          1. Written analysis and related documentation must be retained to support (i) any conclusion as to how to cast votes with respect to changes to or deviation from current Proxy Voting Guidelines and/or (ii) the resolution of conflict of interest on a particular vote.

          2. This material should be preserved by RSMC, provided to the Fund, and maintained in the proxy voting files. However, public disclosure of such analysis is not required.

IV.  PROXY VOTING GUIDELINES AS OF FEBRUARY 20, 2004

     A.   RSMC will generally vote WITH AN ISSUER'S MANAGEMENT by voting:

          1.   For election of directors;

          2.   For appointment of auditors;

          3.   For uncontested mergers;

          4.   For proposals to establish a staggered board;

          5. For proposals to require that directors can be removed only for cause;

          6.   For proposals to increase authorized shares;

          7. For proposals to require supermajority vote for takeover-related events - provided there is a "fair price" provision., but we vote against management in the absence of such fair price provision.);

          8. For proposals to limit director liability and indemnify directors, if the proposal provides that directors would remain liable and would not be indemnified should it be determined that there was willful misconduct on their part. We do not vote in favor of indemnification if there is pending litigation against directors;

          9. For executive stock option plans, employee stock-purchase plans, and compensation-related proposals in general, except we vote against proposals to re-price options;

          10. For proposals from heretofore tax-exempt funds to remove limits on investments in securities that are not exempt from the federal alternative minimum tax;

          11. For proposals to reincorporate in tax havens like Bermuda and the Cayman Islands;

          12. As management recommends on proposals to eliminate or establish preemptive rights;

          13. As management recommends on proposals to eliminate or establish cumulative voting;

          14. Against shareholder proposals that the company not provide pension benefits to non-employee directors;

          15. Against shareholder proposals to require a shareholder vote on large issuances of voting shares to a single person or group;

          16.  Against shareholder proposals to require confidential voting;

          17. Against shareholder proposals that a majority of the Board be independent;

          18. Against shareholder proposals to subscribe to McBride Principles in Northern Ireland, or to cease doing business in countries with human rights violations.

          19.  Against shareholder proposals to limit "golden parachutes;"

          20. Against shareholder proposals to limit the money paid to the company's auditors for non-auditing services;

          21.  Against shareholder proposals to index options;

          22.  Against shareholder proposals to expense options; and

          23. With respect to mutual funds, we vote for proposals to allow mutual fund mergers to occur without shareholder vote being required, subject to the rules of the Investment Company Act of 1940.

     B.   RSMC will generally vote AGAINST AN ISSUER'S MANAGEMENT by voting:

          1. For shareholder proposals requesting that management rescind takeover-related rights plans, except we don't oppose the rights plan if it has a permitted bid provision and the provision is reasonable;

          2. For shareholder proposals to amend the by-laws of Delaware corporations to provide that they will no longer be governed by
               Section 203 of the Delaware General Corporation Law;

          3. For shareholder proposals to exclude abstentions when tabulating votes;

          4. Against proposals to establish a new class of common stock with magnified voting power;

          5. Against proposals to eliminate shareholder action by written consent;

          6. Against proposals to require that shareholder meetings can only be called by the Board of Directors. We favor provisions whereby special shareholder meetings can be called by an individual or group with at least ten percent voting power, and oppose proposals that would move the threshold away from ten percent - either higher or lower;

          7. Against proposals to authorize the Board to adopt, amend, or repeal the company's by-laws without shareholder vote;

          8. Against proposals to require more than a simple majority shareholder vote to remove directors for cause;

          9.   Against proposals to re-price options;

          10. With respect to British companies, we vote against proposals to disenfranchise shareholders who own more than a certain percentage of the outstanding stock and do not respond quickly enough to the company's request to disclose the size of their holdings;

          11. With respect to French companies, we vote against proposals to allow the Board to issue stock in response to a takeover offer; and

          12.  With respect to mutual funds, we vote

               a. against proposals to change a mutual fund's investment objective, unless there is an extremely compelling reason,

               b. against proposals to eliminate the requirement that changes in a mutual fund's investment objective be subject to shareholder vote,

               c. against proposals to change any of a mutual fund's investment policies in a manner that would be counter to the fund's investment objective, and

               d. if it is apparent that one of a mutual fund's investment policies could be changed in a manner that would be counter to the fund's investment objective, then we would vote against a proposal to eliminate the shareholder vote required to change that particular investment policy.

V.   PROXY VOTING RECORD-KEEPING

     A.   RSMC's Record-keeping Responsibilities under the Advisers Act:

          In compliance with the rule amendments that require advisers to maintain certain records relating to the proxy votes cast for clients, RSMC shall maintain the following records:

          1. Copies of all proxy voting policies, procedures, and voting guidelines;

          2. Copies of each proxy voting statement received regarding client securities;

          3.   Records of each vote cast;

          4. Copies of any documents created by RSMC that were material to making a decision on how to vote a proxy, or that memorialize the basis for such decision, including written consents from clients.

          5. Copies of all written client requests for proxy voting records and any written response from RSMC to any (written or oral) request for such information.

          6. RSMC shall keep its proxy voting books and records, including all of the above items, in an easily accessible place for five years (the first two years in an appropriate office of RSMC).

     B.   RSMC's Record-keeping Responsibilities under the Investment Company
          Act:

          1. RSMC shall maintain separate records of each proxy vote it casts on behalf of each series during the 12-month period ended June 30th of each year in the following format:

                  NAME OF THE ISSUER OF THE PORTFOLIO SECURITY

                EXCHANGE TICKER SYMBOL OF THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                     CUSIP NUMBER FOR THE PORTFOLIO SECURITY
                            (IF REASONABLY AVAILABLE)

                            SHAREHOLDER MEETING DATE

                     BRIEF SUMMARY OF EACH MATTER VOTED UPON

                WHETHER THE MATTER WAS PROPOSED BY THE ISSUER OR
                              BY A SECURITY HOLDER

              WHETHER RSMC VOTED A PORTFOLIO'S SHARES ON THE MATTER

              HOW THE VOTE WAS CAST - "FOR," "AGAINST," "ABSTAIN,"
                  OR "WITHHELD" REGARDING ELECTION OF DIRECTORS

                     WHETHER RSMC VOTED A PORTFOLIO'S SHARES
                     WITH OR AGAINST THE ISSUER'S MANAGEMENT

          2. RSMC will also support and coordinate all reporting and disclosure requirements.

          3. ISS or another third-party administrator maybe engaged to perform some or all of the activities described herein.

VI.  DISCLOSURE REQUIREMENTS

     A.   Disclosure of Proxy Voting Policies, Procedures, and Records:

          1. RSMC shall prepare a concise summary of this document for delivery to any client upon request.

          2. The summary should also indicate that a copy of the complete Proxy Policies, Procedures, and Voting Guidelines is available upon request by clients.

          3. RSMC shall also inform clients how to obtain information on how their securities were voted.

As approved and ratified by the Board of Trustees on September 28, 2004

GLOBAL PROXY VOTING MANUAL

POLICIES

Financial Results/Director and Auditor Reports

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR approval of financial statements and director and auditor reports, unless:

     - there are concerns about the accounts presented or audit procedures used; or

     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

DISCUSSION

Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

Appointment of Internal Statutory Auditors

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR the appointment or reelection of statutory auditors, unless:

     - there are serious concerns about the statutory reports presented or the audit procedures used;

     - questions exist concerning any of the statutory auditors being appointed; or

     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

Allocation of Income

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR approval of the allocation of income, unless:

     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

     -    the payout is excessive given the company's financial position.

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

Stock (Scrip) Dividend Alternative

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DISCUSSION

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

Amendments to Articles of Association

                       ISS GENERAL RECOMMENDATION & POLICY

Vote amendments to the articles of association on a CASE-BY-CASE basis.

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles. From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

Change in Company Fiscal Term

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.

Lower Disclosure Threshold for Stock Ownership

                       ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

DISCUSSION

ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

Amend Quorum Requirements

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

DISCUSSION

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

Transact Other Business

                       ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST other business when it appears as a voting item.

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

Director Elections

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR management nominees in the election of directors, unless:

     - there are clear concerns about the past performance of the company or the board; or

     -    the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION

ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

Director Compensation

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCUSSION

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.

However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines. As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.

Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

Discharge of Board and Management

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR discharge of the board and management, unless:

     - there are serious questions about actions of the board or management for the year in question; or

     -    legal action is being taken against the board by other shareholders.

DISCUSSION

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item. This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action. If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

Director, Officer, and Auditor
Indemnification and Liability Provisions

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

DISCUSSION

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.

Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

Board Structure

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD

ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise. While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

Capital Systems

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

Share Issuance Requests

                       ISS GENERAL RECOMMENDATION & POLICY

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

Increases in Authorized Capital

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.

ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

Reduction of Capital

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

DISCUSSION

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares.

Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

Capital Structures

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, ISS may still consider supporting the proposal since it entails an improvement compared to the current situation.

Preferred Stock

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DISCUSSION

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.

VOTING PREFERRED STOCK

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense. ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

Debt Issuance Requests

                      ISS GENERAL RECOMMENDATION & POLICY

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

DISCUSSION

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market. When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

Pledging of Assets for Debt

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

Increase in Borrowing Powers

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.

Share Repurchase Plans

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR share repurchase plans, unless:

     -    clear evidence of past abuse of the authority is available; or

     -    the plan contains no safeguards against selective buybacks.

DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Reissuance of Shares Repurchased

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION

ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

Capitalization of Reserves for Bonus
Issues/Increase In Par Value

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account.

Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

Reorganizations/Restructurings

                       ISS GENERAL RECOMMENDATION & POLICY

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

Mergers and Acquisitions

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR mergers and acquisitions, unless:

     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     - the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

Mandatory Takeover Bid Waivers

                       ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

Reincorporation Proposals

                       ISS GENERAL RECOMMENDATION & POLICY

Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes. When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Expansion of Business Activities

                       ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

Related-Party Transactions

                       ISS GENERAL RECOMMENDATION & POLICY

Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

Compensation Plans

                       ISS GENERAL RECOMMENDATION & POLICY

Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION

Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.

Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.

For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'

EXERCISE PRICE

ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS

Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.

PLAN ADMINISTRATION

ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION

ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS

Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:

ELIGIBILITY

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.

DISCOUNTS

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan. ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

Antitakeover Mechanisms

                       ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

     -    redeem or trigger the pill;

     - amend the pill if shareholder approval is obtained prior to the separation date;

     -    amend the exercise price of the rights;

     -    alter the separation date;

     - decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

     - waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

Shareholder Proposals

                       ISS GENERAL RECOMMENDATION & POLICY

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

DISCUSSION

ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS

In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Important legal information

As far as Julius Baer investment funds domiciled in Luxembourg (SICAV) are described here, these are admitted for public distribution and represented for fiscal purposes in Switzerland, Germany and Austria. Representative in Switzerland is Julius Baer Investment Funds Services Ltd., Freigutstrasse 12, Postfach, CH-8010 Zurich. Paying Agent in Switzerland is Bank Julius Bar & Co. AG, Bahnhofstrasse 36, Postfach, CH-8010 Zurich. Paying Agent in Germany is Bank Julius Bar (Deutschland) AG, Friedrich-Ebert-Anlage 49, D-60061 Frankfurt/Main. Paying Agent in Austria is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as Julius Baer investment funds domiciled in Switzerland (of the categories 'Securities Funds' or 'Other Funds') are described here, these are admitted for public distribution exclusively in Switzerland. Fund Management is Julius Baer Investment Funds Services Ltd., Zurich. Custodian Bank is Bank Julius Bar & Co. AG, Zurich.

As far as Julius Baer investment funds domiciled in Austria are described here, these are admitted for public distribution exclusively in Austria. Fund Management is ERSTE-SPARINVEST Kapitalanlagegesellschaft m.b.H., Habsburgergasse 1a, A-1010 Vienna. Custodian Bank is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as the Julius Baer Investment Funds domiciled in the United States are described here, such funds are admitted for public distribution exclusively in the United States. Fund Management is performed by Julius Baer Investment Management Inc. The Fund's Custodian Bank is Investors Bank & Trust Co. and the Distributor is Unified Financial Securities, Inc.

The details given on these pages do not constitute an offer. They are given for information purposes only. No liability is assumed for the correctness and accuracy of the details given. Investments should only be made after a thorough reading of the current Prospectus and/or the Fund Regulations, the latest annual and semi-annual reports and after advice has been obtained from an independent finance and tax specialist. The documents mentioned can be obtained free of charge from your bank or from the addresses indicated above. For further information please call +41 (0) 848 84 11 84.

The value of the units and the return they generate can go down as well as up. They are affected by market volatility and by fluctuations in exchange rates. Past performance is no indication of future results. The breakdown into sectors, countries and currencies as well as possibly indicated benchmarks are liable to change at any time in line with the investment policy determined in the Prospectus.

Copyright (C) 1999 - 2004 Julius Baer - all rights reserved

APPENDIX D

ISS PROXY VOTING

GUIDELINES

SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

- Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

-    Majority of independent directors on board

-    All-independent key committees

-    Committee chairpersons nominated by the independent directors

-    CEO performance reviewed annually by a committee of outside directors

-    Established governance guidelines

-    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spinoff

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.

In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

     - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     -    Cash compensation, and

     -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     -    Historic trading patterns

     -    Rationale for the repricing

     -    Value-for-value exchange

     -    Option vesting

     -    Term of the option

     -    Exercise price

     -    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value

     -    Offering period is 27 months or less, and

     -    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value, or

     -    Offering period is greater than 27 months, or

     -    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     -    Whether the proposal mandates that all awards be performance-based

     - Whether the proposal extends beyond executive awards to those of lower-ranking employees

     - Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     - The parachute should be less attractive than an ongoing employment opportunity with the firm

     -    The triggering mechanism should be beyond the control of management

     - The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

- The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

- The availability and feasibility of alternatives to animal testing to ensure product safety, and

-    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

- The company has already published a set of animal welfare standards and monitors compliance

- The company's standards are comparable to or better than those of peer firms, and

- There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

-    Whether the proposal focuses on a specific drug and region

- Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

- The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

-    Whether the company already limits price increases of its products

- Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

-    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

-    The costs and feasibility of labeling and/or phasing out

- The nature of the company's business and the proportion of it affected by the proposal

- The proportion of company sales in markets requiring labeling or GMO-free products

-    The extent that peer companies label or have eliminated GMOs

- Competitive benefits, such as expected increases in consumer demand for the company's products

- The risks of misleading consumers without federally mandated, standardized labeling

-    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

- The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

-    The extent that peer companies have eliminated GMOs

- The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

- Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

- The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

- Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

- Whether the company has adequately disclosed the financial risks of its subprime business

- Whether the company has been subject to violations of lending laws or serious lending controversies

-    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

-    Whether the company complies with all local ordinances and regulations

- The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

-    The risk of any health-related liabilities.

Advertising to youth:

- Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

-    Whether the company has gone as far as peers in restricting advertising

- Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

-    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

-    The percentage of the company's business affected

- The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

-    The percentage of the company's business affected

-    The feasibility of a spinoff

-    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

-    Whether there are publicly available environmental impact reports;

- Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

-    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

- The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

- The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

- Environmentally conscious practices of peer companies, including endorsement of CERES

-    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

-    The company's level of disclosure lags that of its competitors, or

- The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

-    The nature of the company's business and the percentage affected

-    The extent that peer companies are recycling

-    The timetable prescribed by the proposal

-    The costs and methods of implementation

- Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

-    The nature of the company's business and the percentage affected

- The extent that peer companies are switching from fossil fuels to cleaner sources

-    The timetable and specific action prescribed by the proposal

-    The costs of implementation

-    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

-    The relevance of the issue to be linked to pay

- The degree that social performance is already included in the company's pay structure and disclosed

-    The degree that social performance is used by peer companies in setting pay

- Violations or complaints filed against the company relating to the particular social performance measure

- Artificial limits sought by the proposal, such as freezing or capping executive pay

-    Independence of the compensation committee

-    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

- The company is in compliance with laws governing corporate political activities, and

- The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

- There are serious controversies surrounding the company's China operations, and

- The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

-    The nature and amount of company business in that country

-    The company's workplace code of conduct

-    Proprietary and confidential information involved

-    Company compliance with U.S. regulations on investing in the country

-    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

- The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

-    Agreements with foreign suppliers to meet certain workplace standards

-    Whether company and vendor facilities are monitored and how

-    Company participation in fair labor organizations

-    Type of business

-    Proportion of business conducted overseas

-    Countries of operation with known human rights abuses

- Whether the company has been recently involved in significant labor and human rights controversies or violations

-    Peer company standards and practices

-    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

- The company does not operate in countries with significant human rights violations

-    The company has no recent human rights controversies or violations, or

- The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

-    Company compliance with or violations of the Fair Employment Act of 1989

- Company antidiscrimination policies that already exceed the legal requirements

-    The cost and feasibility of adopting all nine principles

- The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

-    The potential for charges of reverse discrimination

- The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

-    The level of the company's investment in Northern Ireland

-    The number of company employees in Northern Ireland

-    The degree that industry peers have adopted the MacBride Principles

- Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

-    Whether the company has in the past manufactured landmine components

-    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

-    What weapons classifications the proponent views as cluster bombs

- Whether the company currently or in the past has manufactured cluster bombs or their components

-    The percentage of revenue derived from cluster bomb manufacture

-    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

-    The information is already publicly available or

-    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

- The board composition is reasonably inclusive in relation to companies of similar size and business or

- The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

-    The degree of board diversity

-    Comparison with peer companies

-    Established process for improving board diversity

-    Existence of independent nominating committee

-    Use of outside search firm

-    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

-    The company has well-documented equal opportunity programs

- The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

-    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

-    The composition of senior management and the board is fairly inclusive

- The company has well-documented programs addressing diversity initiatives and leadership development

- The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

- The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

- Whether the company's EEO policy is already in compliance with federal, state and local laws

- Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

-    The industry norm for including sexual orientation in EEO statements

- Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     -    Board structure

     -    Director independence and qualifications

     -    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Are interested directors and sit on the audit or nominating committee, or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Masures taken by the board to address the discount

     -    Past shareholder activism, board activity

     -    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance compared to peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     -    The fund's target investments

     -    The reasons given by the fund for the change

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Strategies employed to salvage the company

     -    The fund's past performance

     -    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     - Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the advisor's management.

Important legal information

As far as Julius Baer investment funds domiciled in Luxembourg (SICAV) are described here, these are admitted for public distribution and represented for fiscal purposes in Switzerland, Germany and Austria. Representative in Switzerland is Julius Baer Investment Funds Services Ltd., Freigutstrasse 12, Postfach, CH-8010 Zurich. Paying Agent in Switzerland is Bank Julius Bar & Co. AG, Bahnhofstrasse 36, Postfach, CH-8010 Zurich. Paying Agent in Germany is Bank Julius Bar (Deutschland) AG, Friedrich-Ebert-Anlage 49, D-60061 Frankfurt/Main. Paying Agent in Austria is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as Julius Baer investment funds domiciled in Switzerland (of the categories 'Securities Funds' or 'Other Funds') are described here, these are admitted for public distribution exclusively in Switzerland. Fund Management is Julius Baer Investment Funds Services Ltd., Zurich. Custodian Bank is Bank Julius Bar & Co. AG, Zurich.

As far as Julius Baer investment funds domiciled in Austria are described here, these are admitted for public distribution exclusively in Austria. Fund Management is ERSTE-SPARINVEST Kapitalanlagegesellschaft m.b.H., Habsburgergasse 1a, A-1010 Vienna. Custodian Bank is Erste Bank der oesterreichischen Sparkassen AG, Graben 21, A-1010 Vienna.

As far as the Julius Baer Investment Funds domiciled in the United States are described here, such funds are admitted for public distribution exclusively in the United States. Fund Management is performed by Julius Baer Investment Management Inc. The Fund's Custodian Bank is Investors Bank & Trust Co. and the Distributor is Unified Financial Securities, Inc.

The details given on these pages do not constitute an offer. They are given for information purposes only. No liability is assumed for the correctness and accuracy of the details given. Investments should only be made after a thorough reading of the current Prospectus and/or the Fund Regulations, the latest annual and semi-annual reports and after advice has been obtained from an independent finance and tax specialist. The documents mentioned can be obtained free of charge from your bank or from the addresses indicated above. For further information please call +41 (0) 848 84 11 84.

The value of the units and the return they generate can go down as well as up. They are affected by market volatility and by fluctuations in exchange rates. Past performance is no indication of future results. The breakdown into sectors, countries and currencies as well as possibly indicated benchmarks are liable to change at any time in line with the investment policy determined in the Prospectus.

Copyright (C) 1999 - 2004 Julius Baer - all rights reserved

(GOLDMAN SACHS ASSET MANAGEMENT LOGO)                               OCTOBER 2003

                         GOLDMAN SACHS ASSET MANAGEMENT

                             POLICY ON PROXY VOTING
                         FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

----------
* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

(GOLDMAN SACHS ASSET MANAGEMENT LOGO)                               OCTOBER 2003

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in

(GOLDMAN SACHS ASSET MANAGEMENT LOGO)                               OCTOBER 2003

connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

(GOLDMAN SACHS ASSET MANAGEMENT LOGO)                               OCTOBER 2003

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                      APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent,

-    Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-    Historic trading patterns

-    Rationale for the repricing

-    Value-for-value exchange

-    Option vesting

-    Term of the option

-    Exercise price

-    Participation

B. EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-    Purchase price is at least 85 percent of fair market value;

-    Offering period is 27 months or less; and

-    Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                 WT MUTUAL FUND

                              ROXBURY MID CAP FUND
                          ROXBURY SMALL CAP GROWTH FUND
                             ROXBURY MICRO CAP FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                       STATEMENT OF ADDITIONAL INFORMATION


                                NOVEMBER 1, 2005



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Funds' current prospectuses, each dated November 1, 2005, as amended from time to time. A copy of each current prospectus and annual and semi-annual reports may be obtained without charge, by writing to Professional Funds Distributor, LLC. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406 or by calling (800) 336-9970. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.



Each Fund's audited financial statements for the fiscal year ended June 30, 2005, included in the Annual Reports to shareholders, are incorporated into this SAI by reference.

                                TABLE OF CONTENTS



GENERAL INFORMATION.......................................................     3
INVESTMENT POLICIES.......................................................     3
DISCLOSURE OF FUND HOLDINGS...............................................     8
INVESTMENT LIMITATIONS....................................................     9
TRUSTEES AND OFFICERS.....................................................    11
CODE OF ETHICS............................................................    17
PROXY VOTING..............................................................    17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    18
INVESTMENT ADVISORY AND OTHER SERVICES....................................    19
ADMINISTRATION AND ACCOUNTING SERVICES....................................    21
ADDITIONAL SERVICE PROVIDERS..............................................    22
DISTRIBUTION OF SHARES....................................................    22
SHAREHOLDER SERVICE PLAN..................................................    23
PORTFOLIO MANAGERS........................................................    25
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    30
CAPITAL STOCK AND OTHER SECURITIES........................................    31
PURCHASE, REDEMPTION AND PRICING OF SHARES................................    32
DIVIDENDS.................................................................    35
TAXATION OF THE FUNDS.....................................................    35
FINANCIAL STATEMENTS......................................................    40
APPENDIX A OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......   A-1
APPENDIX B DESCRIPTION OF RATINGS.........................................   B-1
APPENDIX C PROXY VOTING POLICIES AND PROCEDURES...........................   C-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") was organized as a Delaware business trust on June 1, 1994. The Trust has established the following funds described in this SAI:
Roxbury Mid Cap Fund, Roxbury Small Cap Growth Fund and Roxbury Micro Cap Fund (each a "Fund," and collectively, the "Funds"). Each of these Funds issue Institutional and Investor Shares. Each Fund is a diversified open-end management investment company.


Prior to July 1, 2005, the Mid Cap Fund and Small Cap Growth Fund operated as feeder funds in a master-feeder structure pursuant to which each of these Funds invested in a corresponding "master series" of WT Investment Trust I (the "Master Trust"), which invested directly in investment securities. The investment objective, strategies, policies, and limitations of each of the master series were identical to its corresponding Fund.


                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus.

The Mid Cap Fund seeks superior long-term growth of capital. The Small Cap Growth Fund and the Micro Cap Fund seek to achieve long-term capital appreciation. Except with respect to the Micro Cap Fund, the foregoing investment objectives may not be changed without shareholder approval. The Micro Cap Fund's investment objective may be changed upon 60 days' written notice to shareholders.

The Mid Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, within the capitalization ranges of companies that make up the S&P MidCap 400 and Russell MidCap Indices.

The Small Cap Growth Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, consistent with the capitalization ranges of companies that make up the S&P SmallCap 600 and Russell 2000 Indices.

The Micro Cap Fund will invest at least 80% of its assets in securities of companies with market capitalizations, at the time of purchase, of less than $1 billion.

The foregoing investment policies may be changed upon 60 days' written notice to shareholders.

CASH MANAGEMENT. Each Fund will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act").

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government may provide support for payment of the interest and principal on these obligations directly or indirectly. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the investment adviser to be of comparable quality.

BANK OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

          - Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

          - Certificates of Deposit. Certificates of Deposit are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

          - Time Deposits. Time deposits are bank deposits for fixed periods of time.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the investment adviser, as applicable, to be of comparable quality. (See "Appendix B" Description of Ratings.") Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the investment adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN SECURITIES. Each Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See "Depositary Receipts" above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the counter markets. Investing in foreign securities involves certain special risks and considerations that are not typically associated with investing in U.S. companies, including, but not limited to, (i) generally less liquid and less efficient securities markets, (ii) generally greater price volatility, (iii) exchange rate fluctuations and exchange controls, (iv) the imposition of restrictions on the expatriation of funds or other assets, (v) less publicly available information about issuers, (vi) the imposition of taxes (vii) higher transaction and custody costs, (viii) settlement delays and risk of loss, (ix) difficulties in enforcing contracts,
(x) less liquidity and smaller market capitalizations, (xi) lesser regulation of securities markets, (xii) different accounting and disclosure standards, xiii) governmental interference, (xiv) higher inflation,
(xv) social, economic and political uncertainties, (xvi) the risk of expropriation of assets, and (xvii) the risk of war.

HEDGING STRATEGIES. Each Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Fund may invest no more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund's books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser, pursuant to guidelines approved by the Board. The investment adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported by a Fund's investment adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS. The Funds may invest in investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund's total assets would be invested in investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including ETFs, registered investment companies may be permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF is granted an exemptive order by the SEC subject to certain terms and conditions imposed by such exemptive order. It is possible that a Fund will enter into an agreement with an ETF pursuant to an exemptive order to allow the Fund to invest in such ETF beyond the Section 12(d)(1) limitations.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each Fund may purchase call options on securities that the investment adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Funds may purchase put options to hedge against a decline in the market value of securities held in the Funds or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the assets of a Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each Fund is subject to investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the investment adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the investment adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the investment adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Fund may lend securities pursuant to agreements that require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceeds one-third of the value of the Fund's total assets taken at fair market value. A Fund will earn interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

TEMPORARY DEFENSIVE POSITION. Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:



                 12 MONTHS   12 MONTHS
                   ENDED       ENDED
                  6/30/05     6/30/04
                 ---------   ---------
Mid Cap Fund           %         79%
Small Cap Fund         %        172%
Micro Cap Fund         %        N/A



                           DISCLOSURE OF FUND HOLDINGS


The Funds have policies and procedures in place regarding the disclosure of Fund securities of the Funds designed to allow disclosure of Fund holdings information where it is deemed appropriate for a Fund's operations or it is determined to be useful to a Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of a Fund's holdings, a Fund will not provide or permit others to provide information about the Fund's holdings on a selective basis.

The Funds provide Fund holdings information as required in regulatory filings and shareholder reports, disclose Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities.

The Funds may, but are not required to, post the Fund's schedule of investments on a website at regular intervals or from time to time at the discretion of the Fund. Such schedule of investments must be as of a date at least 30 days prior to its posting on the website. In addition to its schedule of investments, a Fund may post information on a website about the number of securities the Fund holds, a summary schedule of investments, the Fund's top ten holdings, and a percentage breakdown of the Fund's investments by country, sector and industry. This additional information must be as of a date at least 30 days prior to its posting on a website, provided, however, that a top ten holdings list may be as of a date 7 days prior to its posting on the website. The day after any Fund holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The Fund may distribute or authorize the distribution of information about a Fund's holdings that is not publicly available (on a website or otherwise) to a Fund's or an investment adviser's employees and affiliates that provide services to the Fund. The Fund may also distribute or authorize the distribution of information about the Fund's holdings that is not publicly available (on a website or otherwise) to the Fund's service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of Fund assets and minimal impact on remaining shareholders of an affected Fund.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Portfolios' investment adviser, sub-adviser, or principal underwriter, or any affiliated person of the Funds, their investment advisers, sub-advisers, or its principal underwriter, on the other, the Trust's Chief Compliance Officer must approve and either the President or a Vice President of the Trust must approve a non-public disclosure of Fund holdings. The Trust's Chief Compliance Officer must report all arrangements to disclose Fund holdings information to the Trust's Board of Trustees on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders.

Before any non-public disclosure of information about a Fund's holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in a Fund or any other security. The Trust may request certifications from senior officers of authorized recipients that the recipient is using the Fund holdings information only in a manner consistent with the Trust's policies and procedures and any applicable confidentiality agreement.

Under no circumstances may the Trust or an investment adviser or their affiliates receive any consideration or compensation for disclosing Fund holdings information.

Each of the following third parties have been approved to receive Fund holdings information: (i) the Trust's administrator and accounting agent; (ii) the Trust's independent public accounting firm, for use in providing audit opinions;
(iii) financial printers, solely for the purpose of preparing Trust reports or regulatory filings; (iv) the Trust's custodian in connection with its custody of the Trust's assets; (v) if applicable, a proxy voting service; and (vi) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poors. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Trust's Fund holdings information without specific authorization. The Trust's investment advisers and service providers will establish procedures to ensure that the Trust's Fund holdings information is only disclosed in accordance with these policies. The identity of persons with which the Trust has ongoing arrangements to provide portfolio holdings information is set forth below.

     Piper Jaffray & Company          Stern, Agee & Leach
     Stone & Youngberg                Wachovia Securities
     Coop Capital Markets             Morgan Stanley
     Commerce Capital Markets, Inc.   Lehman Brothers

                             INVESTMENT LIMITATIONS

Each Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

No Fund will as a matter of fundamental policy:

          1. purchase the securities of any one issuer, if as a result, more than 5% of a Fund's total assets would be invested in the securities of such issuer, or a Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) a Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

          2. purchase securities of any issuer if, as a result, more than 25% of a Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

          3. borrow money, provided that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of a Fund's total assets;

          4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

          5. underwrite any issue of securities, except to the extent that a Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

          6. purchase or sell real estate, provided that a Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

          7. purchase or sell physical commodities, provided that a Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

          8. issue senior securities, except to the extent permitted by the 1940 Act.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. No Fund will:

          1. make short sales of securities except short sales against the box;

          2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that a Fund may make initial and variation deposits in connection with permitted transactions in options or future; or

          3. purchase additional portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. Each person listed under "Interested Trustees" below is an "interested person" of the investment adviser, or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Funds' investment adviser or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.


                                                                                           NUMBER OF
                                                                         PRINCIPAL       FUNDS IN FUND
                                                                       OCCUPATION(S)       COMPLEX(3)         OTHER
       NAME AND            POSITION(S)       TERM OF OFFICE AND         DURING PAST       OVERSEEN BY     DIRECTORSHIPS
     DATE OF BIRTH       HELD WITH TRUST    LENGTH OF TIME SERVED       FIVE YEARS          TRUSTEE      HELD BY TRUSTEE
----------------------   ---------------   ----------------------   ------------------   -------------   ---------------
                                                   INTERESTED TRUSTEES

ROBERT J. CHRISTIAN(1)   Trustee,          Shall serve until        Executive Vice             24        Wilmington Low
Date of Birth: 2/49      President,        death, resignation or    President and                        Volatility Fund
                         Chief Executive   removal. Trustee,        Chief Investment                     of Funds
                         Officer and       President and Chairman   Officer of                           (closed-end
                         Chairman of the   of the Board since       Wilmington Trust                     registered
                         Board             October 1998.            Company from                         investment
                                                                    February 1996, to                    company).
                                                                    June 2004, and
                                                                    Executive Vice
                                                                    President and
                                                                    chief Economist
                                                                    from June 2004 to
                                                                    Present and
                                                                    President of RSMC
                                                                    since February
                                                                    1996.

FRED FILOON(2)           Trustee           Shall serve at the       Senior Vice                23        None
Date of Birth: 3/42                        pleasure of the Board    President and
                                           and until successor is   Principal of
                                           elected and qualified.   Cramer Rosenthal
                                           Trustee since November   McGlynn, LLC since
                                           2004.                    1991.

ROBERT ARNOLD            TRUSTEE           Shall serve until        Founder and                23        First
Date of Birth: 3/44                        death, resignation or    co-manages, R. H.                    Potomac Realty
                                           removal.                                                      Trust (real


----------
(1) Mr. Christian is an "Interested Trustee" by reason of his position as President of RSMC, an investment adviser to the Trust.

(2) Mr. Filoon is an "Interested Trustee" by reason of his position as Senior Vice President and Principal of Cramer Rosenthal McGlynn LLC, an investment adviser to the Trust.


(3) The "Fund Complex" consists of the Trust (23 portfolios), Wilmington Low Volatility Fund of Funds (1 portfolio) and CRM Mutual Fund Trust (4 portfolios).

                                                                                         NUMBER OF
                                                                       PRINCIPAL       FUNDS IN FUND       OTHER
                                                                     OCCUPATION(S)        COMPLEX      DIRECTORSHIPS
      NAME AND         POSITION(S) HELD     TERM OF OFFICE AND        DURING PAST       OVERSEEN BY       HELD BY
    DATE OF BIRTH         WITH TRUST      LENGTH OF TIME SERVED       FIVE YEARS          TRUSTEE         TRUSTEE
--------------------   ----------------   ---------------------   ------------------   -------------   --------------
                                               INTERESTED TRUSTEES

                                          Trustee since May       Arnold & Co., Inc.                   estate
                                          1997.                   (investment                          investment
                                                                  banking                              trust).
                                                                  company)
                                                                  since 1989.

DR. ERIC BRUCKER       TRUSTEE            Shall serve until       Professor of               24        Wilmington
Date of Birth: 12/41                      death, resignation or   Economics, Widener                   Low
                                          removal. Trustee        University since                     Volatility
                                          since October 1999.     July 2004;                           Fund of
                                                                  formerly, Dean,                      Funds
                                                                  School of Business                   (closed-end
                                                                  Administration of                    registered
                                                                  Widener University                   investment
                                                                  from 2001 to 2004;                   company).
                                                                  Dean, College of
                                                                  Business, Public
                                                                  Policy and Health
                                                                  at the University
                                                                  of Maine from
                                                                  September 1998 to
                                                                  June 2001.

NICHOLAS GIORDANO      TRUSTEE            Shall serve until       Consultant,                24        Kalmar Pooled
Date of Birth: 3/43                       death, resignation or   financial services                   Investment
                                          removal. Trustee        organizations                        Trust;
                                          since October 1998.     from                                 Independence
                                                                  1997 to present;                     Blue Cross;
                                                                  Interim President,                   IntriCon
                                                                  LaSalle University                   Corporation
                                                                  from 1998 to 1999.                   (industrial
                                                                                                       furnaces
                                                                                                       and ovens);
                                                                                                       and
                                                                                                       Wilmington
                                                                                                       Low
                                                                                                       Volatility
                                                                                                       Fund of
                                                                                                       Funds
                                                                                                       (closed-end
                                                                                                       registered
                                                                                                       investment
                                                                                                       company).

LOUIS KLEIN, JR.       TRUSTEE            Shall serve until       Self-employed              27        CRM Mutual
Date of Birth: 5/35                       death, resignation or   financial                            Fund Trust
                                          removal. Trustee        consultant since                     (since June
                                          since October 1999.     1991.                                 2005); and
                                                                                                       Handy &
                                                                                                       Harmon Inc.
                                                                                                       (industrial
                                                                                                       manufacturer).

CLEMENT C. MOORE, II   TRUSTEE            Shall serve until       Managing Partner,          27        CRM Mutual
Date of Birth: 9/44                       death, resignation or   Mariemont                            Fund Trust
                                          removal. Trustee        Holdings, LLC,                       (since June
                                          since October 1999.     (real estate                         2005).
                                                                  holding and
                                                                  development
                                                                  company) since
                                                                  1980.

JOHN J. QUINDLEN       TRUSTEE            Shall serve until       Retired since              23        None
Date of Birth: 5/32                       death, resignation or   1993.
                                          removal. Trustee
                                          since October

                                                                                                 NUMBER OF
                                                                              PRINCIPAL        FUNDS IN FUND
                                                                            OCCUPATION(S)       COMPLEX (3)           OTHER
      NAME AND        POSITION(S) HELD        TERM OF OFFICE AND             DURING PAST        OVERSEEN BY       DIRECTORSHIPS
   DATE OF BIRTH         WITH TRUST          LENGTH OF TIME SERVED           FIVE YEARS           TRUSTEE        HELD BY TRUSTEE
-------------------   ----------------   ----------------------------   --------------------   -------------   ------------------
                                                       INTERESTED TRUSTEES

                                         1999.

MARK A. SARGENT            TRUSTEE       Shall serve until death,       Dean and Professor           24        Wilmington Low
Date of Birth: 4/51                      resignation or removal.        of Law, Villanova                      Volatility Fund of
                                         Trustee since November 2001.   University School of                   Funds (closed-end
                                                                        Law since July 1997.                   registered
                                                                                                               investment
                                                                                                               company).


As of the date of this SAI, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of the Trust, any of the Funds' investment advisers or distributor, or any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

                               EXECUTIVE OFFICERS


                                                                                              NUMBER OF
                                                                                               FUNDS IN
                                                                            PRINCIPAL          FUND (3)        OTHER
                                                                          OCCUPATION(S)        COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS AND      POSITION(S) HELD     TERM OF OFFICE AND         DURING PAST       OVERSEEN BY      HELD BY
      DATE OF BIRTH           WITH TRUST      LENGTH OF TIME SERVED        FIVE YEARS          TRUSTEE        TRUSTEE
------------------------   ----------------   ---------------------   --------------------   -----------   -------------
ERIC K. CHEUNG             Chief Financial    Shall serve at the      Vice President,            N/A            N/A
1100 North Market Street   Officer, Vice      pleasure of the Board   Wilmington Trust
Wilmington, DE 19890       President and      and until successor     Company since 1986;
Date of Birth: 12/54       Treasurer          is elected and          and Vice President
                                              qualified. Officer      and Director, RSMC
                                              since October 1998.     since 2001.

JOSEPH M. FAHEY, JR.       Vice President     Shall serve at the      Vice President,            N/A            N/A
1100 North Market Street                      pleasure of the Board   RSMC since 1992.
Wilmington, DE 19890                          and until successor
Date of Birth: 1/57                           is elected and
                                              qualified. Officer
                                              since November 1999.

WILLIAM P. RICHARDS, JR.   Vice President     Shall serve at the      Managing Director,         N/A            N/A
100 Wilshire Boulevard                        pleasure of the Board   Roxbury Capital
Suite 1000                                    and until successor     Management LLC
Santa Monica, CA 90401                        is elected and          (registered
Date of Birth: 11/36                          qualified. Officer      investment adviser)
                                              since November 2004.    since 1998.

ANNA M. BENCROWSKY         Chief Compliance   Shall serve at the      Chief Compliance           N/A            N/A
1100 North Market Street   Officer            pleasure of the Board   Officer, Rodney
Wilmington, DE 19890                          and until successor     Square Management
Date of Birth: 5/51                           is elected and          Corporation since
                                              qualified; Officer      2004; Vice President
                                              since September 2004.   and Chief Compliance
                                                                      Officer, 1838
                                                                      Investment Advisors,
                                                                      LP from

                               EXECUTIVE OFFICERS

                                                                      1998 to 2004; Vice
                                                                      President,
                                                                      Secretary, and
                                                                      Treasurer, 1838
                                                                      Investment Advisors
                                                                      Funds from 1995 to
                                                                      2004; Vice President
                                                                      and Secretary, 1838
                                                                      Bond-Debenture
                                                                      Trading Fund from
                                                                      1982 to 2004.

CHARLOTTA E. NILSSON       Secretary          Shall serve at the      Mutual Fund                N/A            N/A
1100 North Market Street                      pleasure of the Board   Regulatory
Wilmington, DE 19890                          and until successor     Administrator,
Date of Birth: 09/70                          is elected and          Wilmington Trust
                                              qualified. Officer      Company, since 2003;
                                              since 2003.             From 2001 to 2003,
                                                                      Regulatory
                                                                      Administrator, PFPC
                                                                      Inc.


RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust's financial operations and performance, oversee the activities and legal compliance of the Trust's investment advisers and other major service providers, keep themselves informed, and exercise their business judgment in making decisions important to the Trust's proper functioning based on what the Trustees reasonably believe to be in the best interests of shareholders. The Board is comprised of nine individuals, two of whom are considered Interested Trustees. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (but at least quarterly) to review the investment performance of the Funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met 11 times during the fiscal year ended June 30, 2005. Currently, the Board has an Audit Committee, a Nominating and Governance Committee, and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.



AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Giordano, Klein and Quindlen, each of which is an Independent Trustee. Mr. Giordano serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust's independent auditors;
(2) review and approve the scope of the independent auditors' audit activity;
(3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2005, there were 4 meetings of the Audit Committee.



NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Giordano, Quindlen and Sargent, each of which is an Independent Trustee. Mr. Sargent serves as chairman of the Committee. The Nominating and Governance Committee is responsible for formulating a statement of fund governance; assessing the size, structure and composition of the Board; determining trustee qualifications guidelines as well as compensation, insurance and indemnification of trustees; identifying Trustee candidates; oversight of Board self-evaluations; and identifying, from time to time, qualified candidates to serve as the Chief Compliance Officer for the Trust. During the fiscal year ended June 30, 2005, there were 3 meetings of the Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer's business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.



REGULATORY OVERSIGHT COMMITTEE. The Regulatory Oversight Committee is comprised of Messrs. Arnold, Brucker, Moore and Sargent, each of which is an Independent Trustee. Mr. Moore serves as the chairman of the Committee. The Regulatory Oversight Committee (i) monitors the Board's compliance with its major specific responsibilities under the 1940 Act; (ii) receives information regarding proposed and newly adopted federal and state laws and regulations as they apply to the Trust, and provides oversight of investment advisers, other major service providers, and the Trust's Chief Compliance Officer ("CCO") regarding compliance with such laws and regulations as needed; (iii) provides oversight of the Trust's 12b-1 fees and shareholder service fees and the payment of such fees to various investment advisers, broker-dealers and financial intermediaries; (iv) provides oversight of the portfolio trade execution, brokerage commissions, soft dollar usage, and revenue sharing arrangements of the Trust's investment advisers, and make recommendations to the Board regarding such practices; (v) provides oversight of the Trust's valuation and pricing policies, procedures and practices and designated management valuation committee; (vi) provides oversight of exemptive order(s), if any, granted to the Trust by the SEC or pursuant to which the Trust is subject; (vii) provides oversight of the Trust, investment advisers, sub-advisers and principal underwriter's 17j-1 Codes of Ethics, including violations thereof, and makes recommendations to the Board regarding approval of such codes and material changes thereto; and (viii) monitors, in cooperation with the Nominating and Governance Committee, the CCO's performance. During the fiscal year ended June 30, 2005, there were 4 meetings of the Regulatory Oversight Committee.


SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds and in all registered investment companies overseen by the Trustee within the Fund Complex, as of December 31, 2004.

                                                 AGGREGATE DOLLAR RANGE
                                              OF EQUITY SECURITIES IN ALL
                                                 REGISTERED INVESTMENT
                          DOLLAR RANGE OF        COMPANIES OVERSEEN BY
                       EQUITY SECURITIES IN    TRUSTEE WITHIN THE FAMILY
NAME OF TRUSTEE              EACH FUND          OF INVESTMENT COMPANIES
---------------        --------------------   ---------------------------
INTERESTED TRUSTEES

ROBERT J. CHRISTIAN    None                   Over $100,000

FRED FILOON            None                   Over $100,000

INDEPENDENT TRUSTEES

ROBERT H. ARNOLD       None                   Over $100,000

DR. ERIC BRUCKER       None                   $50,001-$100,000

NICHOLAS A. GIORDANO   None                   $50,001-$100,000

LOUIS KLEIN, JR.       None                   Over $100,000

CLEMENT C. MOORE, II                          Over $100,000
   Small Cap Growth    Over $100,000

JOHN J. QUINDLEN       None                   Over $100,000

MARK A. SARGENT        None                   $10,001-$50,000


As of December 31, 2004, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the investment advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or the Distributor.

COMPENSATION. In addition to the fees below, the Trust reimburses its Independent Trustees for their related business expenses. The following table shows the fees paid during the fiscal year ended June 30, 2005 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.


                                                                                             TOTAL
                                                    PENSION OR                           COMPENSATION
                             AGGREGATE         RETIREMENT BENEFITS      ESTIMATED            FROM
                       COMPENSATION FROM THE    ACCRUED AS PART OF   ANNUAL BENEFITS     FUND COMPLEX
INDEPENDENT TRUSTEE            TRUST              TRUST EXPENSES     UPON RETIREMENT   PAID TO TRUSTEES
--------------------   ---------------------   -------------------   ---------------   ----------------
Robert H. Arnold             $________                None                 None               $
Dr. Eric Brucker             $________                None                 None               $
Nicholas Giordano            $________                None                 None               $
Louis Klein, Jr.             $________                None                 None               $
Clement C. Moore, II         $________                None                 None               $
John J. Quindlen             $________                None                 None               $
Mark A. Sargent              $________                None                 None               $


                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, the Trust, Roxbury and the Distributor have adopted Codes of Ethics. The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among Roxbury, the Distributor, or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code of Ethics adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code of Ethics adopted by Roxbury, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding the Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are publicly available as exhibits to the Trust's registration statement filed with the SEC.

                                  PROXY VOTING

The Board of Trustees' has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to Roxbury, subject to the Board's continuing oversight. In exercising its voting obligations, Roxbury is guided by general fiduciary principles. It must act prudently, solely in the interest of the Funds, and for the purpose of providing benefits to such Funds. Roxbury will consider the factors that could affect the value of a Fund's investment in its determination on a vote.

Roxbury has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings.

Roxbury's proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

Finally, Roxbury's proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. In such instances, Roxbury will submit a separate report to the Board of Trustees indicating the nature of the potential conflict of interest and how the determination of such vote was achieved. Roxbury's proxy voting policies and procedures are attached herewith as Appendix C.


Each Fund's proxy voting record as of June 30, 2005 is available (i) without charge, upon request, by calling 800-336-9970 and (ii) on the SEC's website at www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to "control" the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of August ___, 2005 officers and Trustees of the Trust owned individually and together less than 1% of the Fund's outstanding shares. As of August ___, 2005, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:



                                                                      OWNERSHIP
NAME, CITY AND STATE                                                 PERCENTAGE
--------------------                                                 ----------



                     INVESTMENT ADVISORY AND OTHER SERVICES

                         ROXBURY CAPITAL MANAGEMENT, LLC


Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401, serves as the investment adviser to Mid Cap Fund, Small Cap Growth Fund and Micro Cap Fund pursuant to an investment advisory agreement with the Trust dated July 1, 2005 ("Investment Advisory Agreement"). Roxbury provides investment advisory services to mutual funds and other institutional accounts, including corporations, union and pension accounts, foundations, and endowments as well as to individuals. Roxbury is registered as an investment adviser with the SEC. Wilmington Trust Corporation has a controlling interest in Roxbury.



Several affiliates of Roxbury are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment adviser. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, and Wilmington Trust Investment Management are registered investment advisers and broker-dealers. Cramer Rosenthal McGlynn, LLC ("CRM") is a registered investment adviser. Wilmington Trust Corporation has a controlling interest in CRM. WTIM is a wholly owned subsidiary of Wilmington Trust Corporation.


Under the Investment Advisory Agreement, Roxbury manages the assets of the Funds. Prior to July 1, 2005, shareholders of each Fund had approved a substantially identical agreement with Roxbury with respect to the management of each Funds' assets. That agreement was replaced by the Investment Advisory Agreement in connection with the reorganization of the Trust's and its portfolios' investment structure from a master-feeder structure to a traditional stand-alone mutual fund structure.


The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Boards of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by a majority of the outstanding voting securities of the Funds. The Investment Advisory Agreement may be terminated by the Trust or Roxbury on 60 days' written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.


Pursuant to the Investment Advisory Agreement, Roxbury is entitled to receive the following annual investment advisory fees, paid monthly, as a percentage of average daily net assets:

                        ANNUAL FEE AS A PERCENTAGE
FUND                    OF AVERAGE DAILY NET ASSETS ("ASSETS")
----                    -------------------------------------------
Mid Cap Fund            0.75% of the first $1 billion in assets;
                        0.70% of the next $1 billion in assets; and
                        0.65% of assets over $2 billion.

Small Cap Growth Fund   1.00% of the first $1 billion in assets;
                        0.95% of the next $1 billion in assets; and
                        0.90% of assets over $2 billion

Micro Cap Fund          1.50%

For the past three fiscal years, Roxbury received the following fees:


                            12 MONTHS   12 MONTHS   12 MONTHS
                              ENDED       ENDED       ENDED
FUND                         6/30/05     6/30/04     6/30/03
----                        ---------   ---------   ---------
Mid Cap Fund*                            $ 34,031    $ 3,641
Small Cap Growth Fund*                   $525,397    $13,345
Micro Cap Fund                                N/A        N/A



* For the fiscal years presented, the amount reflects the advisory fee paid by the Mid Cap Series and Small Cap Growth Series with respect to each of the Mid Cap Fund and Small Cap Growth Fund's investment in such respective master series of the Master Trust as a part of each Fund's former master-feeder structure.



Roxbury has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 1.30% with respect to the Institutional Shares of Mid Cap Fund and 1.55% with respect to the Investor Shares of Mid Cap Fund; 1.75% with respect to the Institutional Shares of Small Cap Growth Fund and 2.00% with respect to the Investor

Shares of Small Cap Growth Fund; and 2.25% with respect to the Institutional Shares of Micro Cap Fund and 2.50% with respect to the Investor Shares of Micro Cap Fund. Unless the Board of Trustees approves its earlier termination, the undertaking with respect to the Mid Cap Fund, the Small Cap Growth Fund and the Micro Cap Fund will remain in place until November 15, 2015, January 1, 2006, and December 31, 2007, respectively. For the past three fiscal years, Roxbury waived and reimbursed the following fees with respect to the Micro Cap Fund and the particular master series of the Master Trust in which the Mid Cap Fund and Small Cap Growth Fund invested:



                        12 MONTHS   12 MONTHS   12 MONTHS
                          ENDED       ENDED       ENDED
FUND                     6/30/05     6/30/04     6/30/03
----                    ---------   ---------   ---------
Mid Cap Fund                $        $110,210    $125,011
Small Cap Growth Fund       $        $      0    $ 19,134
Micro Cap                   $             N/A         N/A


ADVISORY SERVICES. Under the terms of the Investment Advisory Agreement, Roxbury agrees to: (a) direct the investments of each Fund, subject to and in accordance with the Fund's investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for each Fund, securities and other investments consistent with the Fund's objective and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Funds and Roxbury performing services relating to research, statistical and investment activities on behalf of the Funds; (e) make available and provide such information as the Funds and/or their administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trusts for consultation and discussion regarding the management of each Fund and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with a Fund. The Trust and/or Roxbury may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that Roxbury shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees of the Trust who are affiliated with Roxbury and the salaries of all personnel of Roxbury performing services for each Fund relating to research, statistical and investment activities are paid by Roxbury.

Each class of shares of the Funds pays its respective pro rata portion of the advisory fee payable by a Fund.

                     ADMINISTRATION AND ACCOUNTING SERVICES


Pursuant to Administration and Accounting Services Agreements dated October 1, 2004, PFPC Inc. performs certain administrative and accounting services for the Funds such as preparing shareholder reports, providing statistical and research data, assisting Roxbury and other investment advisers of the Trust in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. From September 1, 2002 to October 1, 2004, RSMC, an affiliate of the Trust, provided administrative and accounting services and PFPC provided certain sub-administration services. Prior to September 1, 2002, PFPC provided administrative and accounting services to the Funds. Accordingly, the Trust paid administrative fees to RSMC and PFPC, whether as administrator or sub-administrator of $______, $3,633,484, and $2,552,225 for fiscal years ended June 30, 2005, 2004, and 2003, respectively.



Pursuant to Compliance, Support and Recordkeeping Services Agreements dated October 1, 2004, RSMC, an affiliate of the Trust, performs certain non-investment related statistical and research services, execution and administrative support services, recordkeeping services as well as certain other coordination and fund related preparatory services for the Funds. In consideration of the provision of these services, RSMC, an investment adviser to certain series of the Trust, receives an asset based fee of 0.006% of the Trust's average daily net assets and a portion of the Chief Compliance Officer's total compensation.


                          ADDITIONAL SERVICE PROVIDERS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ____________________ serves as the independent registered public accounting firm to the Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) review of the annual federal income tax returns filed on behalf of each Fund. ____________________ is located at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103.


LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian. The Custodian's services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian's trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts, and causing proxies to be executed. Wilmington Trust Company receives a fee for its services based on the average daily net assets of the Trust and has appointed PFPC Trust Company as Sub-Custodian of the Trust.

TRANSFER AGENT. PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Transfer Agent and Dividend Paying Agent.


                             DISTRIBUTION OF SHARES


The Distributor is currently located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.


Under the terms of the Distribution Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Funds and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation. Moreover, to the extent that the Distributor receives shareholders service fees under the shareholder services plan adopted by the Funds with respect to the Investor Shares, the Distributor will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan.


The Distribution Agreement became effective as of January 1, 2004 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.


The Distribution Agreement terminates automatically in the event of an assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Fund.



Prior to _______, 2005, the Fund's had adopted separate Distribution Plans pursuant to Rule 12b-1 under the 1940 Act which included the Investor Shares Distribution Plan (the "Investor Shares Plan") and the Roxbury Mid Cap Fund's Class B and Class C Shares Amended and Restated Distribution Plans (the "B Shares Plan" and "C Shares Plan," and collectively the "Plans"). The Trust's Board of Trustees terminated the Plans on September 1, 2005 and approved the Shareholder Services Plan for the Fund's Investor Shares described below. The Plans provided for payment to the Distributor for certain distribution activities, regardless of the Distributor's expenses, and permitted the Distributor to pay certain financial institutions who entered into Servicing Agreements with the Distributor for distribution and shareholders servicing activities. The Investor Shares Plan provided for payment to the Distributor not exceeding 0.25% on an annualized basis of the Investor Shares of each of the Small Cap Growth Fund's and the Micro Cap

Fund's average net assets. The B Shares Plan and C Shares Plan each provided for payment to the Distributor not exceeding 0.75% on an annualized basis of the average daily net assets of the Class B Shares and Class C Shares, respectively. For the fiscal year ended June 30, 2005, the Funds paid no 12b-1 fees to the Distributor pursuant to the Plans then in effect with respect to broker-dealer compensation.






                           SHAREHOLDER SERVICE PLAN



     The Trust has adopted a Shareholder Service Plan ("Plan") with respect to Investor Shares of the Funds pursuant to which the Trust may enter into Shareholder Service Agreements ("Agreement") with financial institutions and other persons who provide services for and maintain shareholder accounts ("Service Providers"). Each Fund will pay a monthly shareholder service fee to such Service Provider at the annual rate of ____% of the average daily net assets of the Investor Shares of each Fund with which the Service Provider maintains a service relationship. Each Agreement provides that any compensation payable to the Service Provider in connection with an investment in Investor Shares of a Fund will be disclosed by the Service Provider to its customers, will be authorized by its customers and will not result in an excessive fee to the Service Provider.



     The Shareholder Service fee compensates the Service Provider for certain service activities which include: (a) establishing and maintaining accounts and records relating to clients of a Service Provider; (b) answering shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of the Fund's Investor Shares may be affected and other matters pertaining to such class of share's services; (c) providing necessary personnel and facilities to establish and maintain shareholder accounts and records; (d) assisting shareholders in arranging for processing of purchase, exchange and redemption transactions; (e) arranging for the wiring of funds; (f) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder -designated accounts; (g) integrating periodic statements with other shareholder transactions; and (h) providing such other related services as the shareholder may request.



     The Plan may be terminated without penalty at any time by a vote of the majority of the Trust's Independent Trustees. Any material amendment to the Plan must be approved by the Trust's Board of Trustees, including a majority of Independent Trustees.

                               PORTFOLIO MANAGERS



OTHER ACCOUNTS MANAGED. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds for the fiscal year ended June 30, 2005.



Portfolio Manager(s)                                                           For other accounts managed by Portfolio Manager(s)
jointly and primarily  Total number of other accounts managed by Portfolio     within each category below, number of accounts and
responsible for the    Manager(s) within each category below and the total     the total assets in the accounts with respect to
day to day management  assets in the accounts managed within each category     which the advisory fee is based on the performance
of the Funds' assets   below.                                                  of the account
                       ------------------------------------------------------  ----------------------------------------------------
                          Registered       Other Pooled                           Registered       Other Pooled
                          Investment        Investment                            Investment        Investment
                           Companies         Vehicles        Other Accounts        Companies         Vehicles       Other Accounts
                       ----------------  ----------------  ------------------  ----------------  ----------------  ----------------
                        Number    Total   Number    Total   Number     Total    Number    Total   Number    Total   Number    Total
                          of     Assets     of     Assets     of      Assets      of     Assets     of     Assets     of     Assets
                       Accounts   ($mm)  Accounts   ($mm)  Accounts    ($mm)   Accounts   ($mm)  Accounts   ($mm)  Accounts   ($mm)
                       --------  ------  --------  ------  --------  --------  --------  ------  --------  ------  --------  ------
RoxburyCapital
   Management,LLC.

Alfred J. Lockwood        1      $ 12.9     2      $38.4     977     $1,165.5     0        $0       0         $0       0       $   0

Steve Marshman*           6      $323.7     1      $ 3.8     109     $  758.7     0        $0       0         $0       4       $48.1

Robert Marvin*            6      $323.7     1      $ 3.8     109     $  758.7     0        $0       0         $0       4       $48.1

Brian Smoluch*            6      $323.7     1      $ 3.8     109     $  758.7     0        $0       0         $0       4       $48.1

Laurie Burstein           1      $ 0.14     1      $ 3.8      17     $    4.0     0        $0       0         $0       0       $   0



* The Small Cap portfolios are co-managed. The total amount of assets and number of accounts are shown on each Portfolio Manager's row.

MATERIAL CONFLICTS OF INTEREST. Material conflicts of interest that may arise in connection with a portfolio manager's management of a Fund's investments and investments of other accounts managed include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager.



                                   DESCRIPTION OF ANY MATERIAL CONFLICTS OF
                                   INTEREST THAT MAY ARISE IN CONNECTION WITH
                                   THE PORTFOLIO MANAGER'S MANAGEMENT OF THE
                                   FUND'S INVESTMENTS AND THE INVESTMENTS OF THE
PORTFOLIO MANAGER(S)               OTHER ACCOUNTS MANAGED.
--------------------------------   ---------------------------------------------
Roxbury Capital Management, LLC.    Roxbury understands that potential material conflicts of interest exist in "side-by-side"
                                    management. As such, Roxbury has always had comprehensive procedures on the aggregation and
-    Alfred J.Lockwood              allocation of transactions across accounts managed in the same investment strategy. When possible, Roxbury aggregates the same transactions in the same securities for many accounts to
-    Steve Marshman                 enhance execution. Clients in an aggregated transaction each receive the same price per share or unit, but, if they have directed brokerage to a particular broker, they may pay different
-    Robert Marvin                  commissions or may pay or receive a different price.

-    Brian Smoluch                  Certain clients may not be included in certain aggregated transactions because of cash availability, account restrictions, directed brokerage, or tax sensitivity. Roxbury utilizes a
-    Laurie Burstein                trade rotation in these situations. The allocation is pro-rata basis within each aggregated group unless the size of the fill is such that a pro rata allocation is not appropriate. If the
                                    Roxbury Special Fund II, Roxbury's hedge fund, initiates a trade at the same time as other accounts, it is last in the trade rotation. Additionally, the hedge fund is not permitted to enter into a position contrary to a current holding or holding included in Roxbury's "Watch
                                    List" unless the position is entered into "against the box". The Watch List contains securities that Roxbury is "closely observing" and "anticipating imminent action in".

                                    Roxbury's Code of Ethics details additional guidelines and procedures to eliminate potential material conflicts of interest.



COMPENSATION. Following is a description of the structure of, and method used to determine the compensation received by the Fund's portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended June 30, 2005




                                   STRUCTURE OF, AND METHOD USED TO DETERMINE,
                                   THE COMPENSATION OF EACH PORTFOLIO MANAGER,
                                   INCLUDING THE CRITERIA ON WHICH COMPENSATION
PORTFOLIO MANAGER(S)               IS BASED
--------------------------------   ---------------------------------------------
Roxbury Capital Management, LLC     Compensation includes a combination of base salary, a generous benefits package, an annual performance Bonus, and a profit sharing plan linked to the net income of the company.
-    Alfred J. Lockwood
                                    Compensation includes a combination of base salary, a generous benefits package, and a profit
-    Steve Marshman                 sharing plan linked directly to the net income of Roxbury's Small-Cap Growth accounts.

-    Robert Marvin                  Compensation includes a combination of base salary, a generous benefits package, and a profit sharing plan linked directly to the net income of Roxbury's Micro-Cap accounts.
-    Brian Smoluch

-    Laurie Burstein

OWNERSHIP OF SECURITIES. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio managed in the Funds as of June 30, 2005.




                                   DOLLAR VALUE OF PORTFOLIO SHARES BENEFICIALLY
PORTFOLIO MANAGER(S)               OWNED
--------------------------------   ---------------------------------------------
Roxbury Capital Management, LLC

-    Alfred J. Lockwood                      $100,001 - $500,000

-    Steve Marshman                          $100,001 - $500,000

-    Robert Marvin                           $100,001 - $500,000

-    Brian Smoluch                           $100,001 - $500,000

-    Laurie Burstein                                None

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE TRANSACTIONS. Roxbury places all portfolio transactions on behalf of each Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by Fund are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. When buying or selling securities, a Fund may pay commissions to brokers who are affiliated with the investment adviser, a sub-adviser or the Fund. During the fiscal years ended June 30, 2005, 2004 and 2003, the Micro Cap Fund and each master series in which the Mid Cap Fund and Smaller Cap Growth Fund invested paid the following brokerage commissions:



                         12 MONTHS   12 MONTHS   12 MONTHS
                           ENDED       ENDED       ENDED
FUND                      6/30/05     6/30/04     6/30/03
----                     ---------   ---------   ---------
Mid Cap Fund*             $______     $ 19,208    $ 2,249
Small Cap Growth Fund*    $______     $543,161    $32,811**
Micro Cap Fund            $______          N/A        N/A


----------

* For the fiscal years presented, the amount reflects brokerage commission paid by the Mid Cap Series and Small Cap Growth Series which each of the Mid Cap Fund and Small Cap Growth Fund paid indirectly through its investment in the respective master series of the Master Trust under its former master-feeder structure.



**   Not annualized.


The variation in brokerage commissions paid by Mid Cap Fund and Small Cap Growth Fund for the fiscal year ended June 30, 2004, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of Roxbury in placing orders on behalf of the Funds for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting and monitoring a broker or dealer, Roxbury considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Funds or to Roxbury.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an investment adviser's personnel with respect to computerized systems and data furnished to the investment adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to an adviser since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide an adviser with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such investment adviser or by its affiliates. An investment advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.

During the fiscal year ended June 30, 2005, the Micro Cap Fund and each master series in which the Mid Cap Fund and Small Cap Growth Fund invested directed transactions and paid brokerage commissions because of research services provided in the following amounts:



                                  12 MONTHS ENDED 6/30/05
                         ----------------------------------------
FUND                     COMMISSIONS PAID   TRANSACTIONS DIRECTED
----                     ----------------   ---------------------
Mid Cap Fund*               $__________           $__________
Small Cap Growth Fund*      $__________           $__________
Micro Cap Fund              $__________           $__________



* The amount reflects brokerage commissions paid by the Mid Cap Series and Small Cap Growth Series which each of the Mid Cap Fund and Small Cap Growth Fund paid indirectly through its investment in the respective master series of the Master Trust under its former master-series structure.


ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of Roxbury's other clients have investment objectives and programs similar to that of the Funds. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of Roxbury not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between such Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

Each Fund issues two separate classes of shares -- Institutional Shares and Investor Shares. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.


The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Investor Shares of each Fund pay Shareholder Servicing Plan expenses (and have exclusive voting rights with respect to the Shareholder Servicing Plan pursuant to which fees may be paid) . The net income attributable to Investor Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service fees; accordingly, the net asset value of the Investor Shares will be reduced by such amount to the extent the Funds have undistributed net income.


Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment for Investor Shares, and $100,000 minimum for Institutional Shares). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the investment advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: If shares to be redeemed represent a recent investment made by check, the Funds reserve the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, and PFPC are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends, if any, from the Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund intends to qualify to be classified under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a "regulated investment company" ("RIC"). To qualify or continue to qualify for treatment as a RIC under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income (generally dividends (without regard to the dividends received distribution), interest, net short-term capital gain and net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations (the "Distribution Requirement") as well as meet several additional requirements. These requirements include, among others, the following: (1) each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock securities or those currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of each Fund's total assets and that does not represent more than 10% of such issuer's outstanding voting securities; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of any two or more issuers that a Fund controls and which are determined to be in the same trade or business or similar or related trades or businesses.

To the extent a Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on ordinary income and net capital gains paid to shareholders in the form of dividends or capital gain distributions. Each Fund has elected to be treated as a RIC under the Code and intends to qualify as such for each future year.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to federal income tax on its taxable income at corporate income tax rates without reduction for distributions paid to shareholders and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all (at least 98%) of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund's gains or losses on sales of securities will be long-term capital gains or losses if the securities have been held by a Fund for more than twelve months and short-term capital gains or losses if not so held. Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 15%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund and is not eligible for the dividend received deduction for corporate shareholders. If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the investment company income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, whether paid in cash or reinvested in additional shares. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain. If a Fund invests in equity investments and the Fund makes distributions, the portion designated as qualified dividend income will be taxed at the same rate as long-term capital gains through 2008.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls, regardless of whether it is paid in January of the following year.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Upon a sale, exchange (whether or not for shares of another fund) or redemption of a shareholder's shares, the shareholder will realize taxable gain or loss depending upon such shareholder's basis in the shares. The gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and short-term capital gain or loss if held for one year or less. Any loss realized on a sale or redemption of shares will be disallowed to the extent the shares are purchased within a period of 61 days, beginning 30 days before and ending 30 days after the shares are bought or sold. Any loss realized by a shareholder on the redemption or sale of shares held by the shareholder for six months or less will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares and are disallowed to the extent of any distributions of exempt-interest dividends received with respect to such shares. Capital losses are deductible only against capital gains except for individuals, who may deduct up to $3,000 against any income.

It is anticipated that all or a portion of the dividends from the net investment income of each Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of a Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of a Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax ("AMT"). Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction. Individual shareholders who received qualified dividend income will be taxed on such qualified dividend income at long-term capital gain rates. Qualified dividend income generally means dividend income received (1) from a domestic corporation or (2) from certain foreign corporations in limited instances.

Each Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as (i) qualifying for the dividends received deduction and (ii) qualified dividend income taxable as net capital gain.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine the rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by a Fund. If the election is made, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat such proportionate share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each Fund will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If a Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes all of which is included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each Fund may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or, if shorter, the holding period). The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of each year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as an excess distribution (as ordinary income). Any mark to market gain may have to be distributed by a Fund (even though no cash is received) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement. The complex tax rules affecting hedging strategies may affect the character, amount and timing of distributions to shareholders and may cause a Fund to satisfy the Distribution Requirement even though no cash was received for the income event.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (described above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles, which would defer the loss. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, a Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

BACKUP WITHHOLDING. Each Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or
(4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is no an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If a Fund makes a distribution after the close of its fiscal year, which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisers concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

The foregoing federal tax discussion is a general summary included for general informational purposes only and is not to be relied upon as tax advice. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

This summary does not address any potential foreign, state or local tax consequences of an investment in a Fund. Shareholders may be subject to state and local taxes on distributions from a Fund in addition to federal income tax. Shareholders are urged to consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                              FINANCIAL STATEMENTS


Audited financial statements and financial highlights of the Funds for the fiscal year ended June 30, 2005, are set forth in the Annual Report to shareholders, including the notes thereto and the report of thereon. The Annual Report is incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Funds will not use leverage in their options and futures. Accordingly, the Funds will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of a Fund's assets could impede portfolio management, or Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Fund may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Fund may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to a Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Fund may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a Fund realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Fund may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, a Fund may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Fund purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Fund may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by a Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, a Fund will be obligated to sell the security at less than its market value.

Each Fund may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case a Fund would expect to suffer a loss.

Each Fund may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Fund invests. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of indices on which options are purchased or written.

Each Fund may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. A Fund would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. A Fund would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, a Fund will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Fund may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives a Fund the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Fund holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if a Fund holds a put warrant and the value of the underlying index falls, a Fund will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. A Fund holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; a Fund holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If a Fund does not exercise an index warrant prior to its expiration, then a Fund loses the amount of the purchase price that it paid for the warrant.

Each Fund will normally use index warrants as it may use index options. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Fund has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

     1. Each Fund will write only covered options, and each such option will remain covered so long as a Fund is obligated thereby; and

     2. No Fund will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, a Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Fund is unable to effect a closing purchase transaction with respect to options it has acquired, a Fund will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and a Fund may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

     1. The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

     2. Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a Fund will realize a loss in the amount of the premium paid and any transaction costs.

     3. A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits;
          (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

     4. With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If a Fund writes a call option on an index, a Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If a Fund holds an index option and exercises it before the closing index value for that day is available, a Fund runs the risk that the level of the underlying index may subsequently change.

     5. A Fund's activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Fund may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of a Fund' securities holdings. To the extent that a portion of a Fund's holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Fund correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of a Fund' holdings. A Fund may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Fund may purchase a call option on an index futures contract to hedge against a market advance in securities that a Fund plans to acquire at a future date. A Fund may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by a Fund. This is analogous to writing covered call options on securities. A Fund also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by a Fund.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Fund has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

     1. A Fund will engage only in covered futures transactions, and each such transaction will remain covered so long as a Fund is obligated thereby.

     2. A Fund will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Fund purchases a contract and the value of the contract rises, a Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Fund's obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position, and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Fund's use of futures contracts and related options, particular note should be taken of the following:

     1. Successful use by a Fund of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     2. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

     3. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     4. Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

     5. Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

     6. As is the case with options, a Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The investment advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Portfolio. In that event, an investment adviser will consider whether it is in the best interest of a Portfolio to continue to hold the securities.

                                 MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba offer questionable financial security. Often the ability of these entities to meet obligations may be moderate and not well safeguarded in the future.

"Ba," "B," "Caa," "Ca," and "C": Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P): When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

                                   S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

"BB," "B," "CCC," "CC" and "C": Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"BB": Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

"B": Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

"CCC": Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

"CC": This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

"C": This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

"CI": This rating is reserved for income bonds on which no interest is being paid.

"D": Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                                  FITCH RATINGS

        DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

BB: Issues assigned this rating indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not considered investment grade.

                                   APPENDIX C

                      PROXY VOTING POLICIES AND PROCEDURES

                         ROXBURY CAPITAL MANAGEMENT, LLC

I.   GENERAL PRINCIPLES

Roxbury Capital Management, LLC ("Roxbury") recognizes its responsibility to vote proxies in respect of securities owned by a client in the economic best interests of its client and without regard to the interests of Roxbury or any other client of Roxbury.

These Proxy Voting Policies and Procedures ("Policies") apply to securities held in client accounts in which Roxbury has direct voting authority. The Policies are subject to any proxy voting guideline or direction of a client as long as following the proxy voting guideline or direction is prudent under the circumstances.


Absent special circumstances such as those described below, Roxbury's policy is to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A ("Proxy Voting Guidelines"). Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Proxy Voting Committee ("Committee").


II.  VOTING PROCESS

Roxbury votes all proxies on behalf of a client's portfolio unless a) the client requests in writing that Roxbury not vote, b) the proxies are associated with unsupervised securities, c) the proxies are associated with securities transferred to Roxbury's management then liquidated because Roxbury does not follow those securities, or d) the costs of voting the proxies outweigh the benefits.

In addition, Roxbury does not vote proxies for some accounts that it manages under agreements it has with certain brokerage consultant firms whereby clients pay a single fee based on a percentage of assets under management for brokerage, custody and Roxbury's investment management services ("Wrap Fee Agreement"). If Roxbury does not vote the proxies, it may make proxy voting recommendations to the brokerage consultant firm with whom it has a Wrap Fee Agreement and that firm votes the proxies.


The Data Integrity Department ("Data Integrity") is responsible for voting proxies received by Roxbury. Data Integrity votes proxies according to the proxy voting guidelines, which have been reviewed and approved by the Proxy Voting Committee. Data Integrity will vote proxy proposals where the Proxy Voting Guidelines indicate its general position as voting either "for" or "against." Data Integrity will forward the proposal to the appropriate industry analyst where the Proxy Voting Guidelines indicate its general position as voting on a case-by-case basis, or the Proxy Voting Guidelines do not list the proposal.


The analyst will review the issues to be voted upon, related information, and the research provided by a proxy research service. The proxy research service also provides customized proxy research consistent with Roxbury's policies for accounts with special vote sensitivities, including socially responsible and Taft Hartley accounts. The analyst will make a recommendation to the Proxy Voting Committee as to how the proxy issues should be voted.

The Proxy Voting Committee provides centralized management of the proxy voting process and makes all proxy voting decisions except under special circumstances as noted below. The Committee:

     a) supervises the proxy voting process, including the identification of potential material conflicts of interest involving Roxbury and the proxy voting process in respect of securities owned by a client;

     b) determines how to vote proxies relating to issues not covered by these Policies; and

     c)   determines when Roxbury may deviate from these Policies.

The Proxy Voting Committee has at least three members at all times. Members of the Committee are comprised of portfolio managers, analysts, and one other Roxbury employee.


The Proxy Voting Committee will review the recommendations provided by Roxbury's analyst. After review of these recommendations, the proxy will be voted according to the majority vote of the Committee. If a Committee member disagrees with the recommendations of the analyst, the reasons for the disagreement will be documented. Data Integrity will keep documents of proxy decisions made by the Committee. Since Roxbury generally considers the quality of a company's management in making investment decisions, Roxbury regularly votes proxies in accordance with the recommendations of a company's management if there is no conflict with shareholder value.


Roxbury may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote. Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as Roxbury deems appropriate under the circumstances. As an example, the Proxy Voting Committee may determine not to vote certain securities positions if, in its judgment, the expense and administrative inconvenience outweigh the benefits to clients of voting the securities.


Roxbury uses a proxy voting agent to ensure that, as much as possible, votable shares get voted and timely reporting is provided for Roxbury and its clients. Data Integrity submits proxy votes for a portfolio to the proxy voting agent if the custodian of the portfolio's assets has a relationship with the agent. Proxies for portfolios not set up at the proxy voting agent will be voted using other means.


III. CONFLICTS OF INTEREST

Potential or actual conflicts of interest relating to a particular proxy proposal may be handled in various ways depending on the type and materiality. Depending upon the facts and circumstances of each situation and the requirements of applicable law, options include:

     1) Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

     2)   Voting the proxy pursuant to client direction.

Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these Policies:

     a) The issuer is a client of Roxbury and Roxbury manages its portfolio or its retirement plan. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.


     b) The issuer is an entity in which the Roxbury industry analyst assigned to review the proxy has a relative(1) in management of the issuer or an acquiring company. In such case, the analyst will not make any vote recommendations and another analyst will review the proxy. Although the proxy will be assigned to a different analyst, the industry analyst will still be available to answer questions about the issuer from other Proxy Committee members.


     c) The issuer is an entity in which a Proxy Committee member has a relative in management of the issuer or an acquiring company. In such case, the Proxy Committee member will not vote on the proxy and a member of the Executive Committee will vote instead.

     d) The issuer is an entity in which an officer or director of Roxbury or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $500 annually during Roxbury's last three fiscal years. In such case, Roxbury will obtain an independent, third party opinion and will follow the recommendation of such third party.

     e) The issuer is Wilmington Trust Corporation. Due to Wilmington Trust Corporation's partial ownership of Roxbury, Roxbury would have a conflict of interest in voting proxies on Wilmington's stock; however, as a matter of policy, Roxbury does not purchase shares of Wilmington Trust Corporation for client portfolios.

     f) Another client or prospective client of Roxbury, directly or indirectly, conditions future engagement of Roxbury on voting proxies in respect of any client's securities on a particular matter in a particular way.

     g) Conflict exists between the interests of an employee benefit plan's portfolio and the plan sponsor's interests. In such case, Roxbury will resolve in favor of the plan's portfolio.

     h) Any other circumstance where Roxbury's duty to serve its clients' interests, typically referred to as its "duty of loyalty," could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of these Policies in respect of a specific vote or circumstance if:

----------

(1) For the purposes of these Policies, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

          - The securities in respect of which Roxbury has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the client's holdings with Roxbury.

          - The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

For clients that are registered investment companies ("Funds"), where a material conflict of interest has been identified and the matter is not covered by the Policies, Roxbury will disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or committee of the Board. The Proxy Voting Committee's determination will take into account only the interests of the Fund, and the Proxy Voting Committee will document the basis for the decision and furnish the documentation to the Fund's Board or committee of the Board.

For clients other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Policies, the Proxy Voting Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the recommendations of an independent third party.

IV.  RECORDKEEPING AND RETENTION


Data Integrity retains records relating to the voting of proxies, including:


     a)   a copy of these Policies and any amendments thereto;

     b) a copy of each proxy statement that Roxbury receives regarding client securities;

     c)   a record of each vote cast by Roxbury on behalf of clients;

     d) a copy of any document created by Roxbury that was material to making a decision on how to vote or that memorialized the basis for that decision;

     e) a copy of each written request for information on how Roxbury voted proxies on behalf of the client, and a copy of any written response by Roxbury to any oral or written request for information on how Roxbury voted.

Roxbury will maintain and preserve these records for such period of time as required to comply with applicable laws and regulations.

Roxbury may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by Roxbury maintained by a third party, such as a proxy voting service (provided Roxbury had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

V.   CLIENT DISCLOSURE

Roxbury will provide a report of how proxies were voted and copy of its specific guidelines to those clients who request such information. Requests for proxy information may be sent to the attention of Proxy Department, Roxbury Capital Management, LLC, 100 Wilshire Boulevard, Suite 1000, Santa Monica, California 90401.







                                    EXHIBIT A

                         ROXBURY CAPITAL MANAGEMENT, LLC

                             PROXY VOTING GUIDELINES

             F = FOR A = AGAINST C = CASE BY CASE T = TAKE NO ACTION


GENERAL
POSITION                              ISSUE
--------                              -----
                                 1. OPERATIONAL

1.  A   Adjourn meeting

2.  A   Amend quorum requirements

3.  F   Amend minor bylaws

4.  F   Change company name

5.  F   Management proposal: change date, time, or location of annual meeting

6.  A   Shareholder proposal: ability to change date, time, or location of annual meeting

7.  F   Ratify Auditors

8.  C   Shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services

9.  A   Shareholder proposals asking for audit firm rotation

10. A   Proposals to approve other business when it appears as voting item

                              2. BOARD OF DIRECTORS

1.  C   Voting on director nominees in uncontested elections

2.  A   Shareholder proposal to impose a mandatory retirement age for outside directors

3.  F   Proposal to fix the board size or designate a range for the board size

4.  A   Proposals that give management the ability to alter the size of the board outside of a specified range

5.  C   Classification/Declassification of the Board

6.  A   Eliminate cumulative voting

7.  C   Restore or permit cumulative voting

8.  C   Director and Officer indemnification and liability protection

9.  A   Proposals to eliminate directors' and officers' liability for monetary damages for violating the duty of care

10. A Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence

11. F Proposal providing such expanded coverage in cases when a director's legal defense was unsuccessful if certain criteria are met

12. C   Establish/amend nominee qualifications

13. A   Shareholder proposal requiring two candidates per board seat

14. C   Proposals that provide that directors may be removed only for cause

15. C Proposals to restore shareholder ability to remove directors with or without cause

16. C Proposals that provide that only continuing directors may elect replacements to fill board vacancies

17. C Proposal that permit shareholders to elect directors to fill board vacancies

18. C   Independent Chairman (Separate Chairman/CEO)

19. F Shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold of definition of independence

20. F Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently to not meet that standard

21. A   Shareholder proposal: stock ownership requirements

22. A   Shareholder proposal limiting tenure of outside directors

                                3. PROXY CONTESTS

1.  C   Voting for director nominees in contested elections

2.  C   Reimbursing proxy solicitation expenses

3.  F   Shareholder proposal requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election

4.  F   Management proposals to adopt confidential voting

               4. ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

1.  C   Advance notice requirements for shareholder proposals/nominations

2.  C   Proposals giving the board exclusive authority to amend the bylaws

3.  C   Proposals giving the board the ability to amend the bylaws in addition to shareholders

4.  F   Shareholder proposals that ask a company to submit its poison pill for shareholder ratification

5.  C   Shareholder proposal to redeem a company's poison pill

6.  C   Management proposals to ratify a poison pill

7.  A   Proposal to restrict or prohibit shareholder ability to take action by written consent

8.  F   Proposals to allow or make easier shareholder action by written consent

9.  C   Proposals to restrict or prohibit shareholder ability to call special meetings

10. C Proposals to remove restriction on the right of shareholders to act independently of management

11. A   Proposal to require supermajority vote

12. F   Proposal to lower supermajority vote requirements

                     5. MERGERS AND CORPORATE RESTRUCTURINGS

1.  F   Appraisal Rights

2.  C   Asset purchases

3.  C   Asset Sales

4.  C   Bundled proposals

5.  C   Conversion of Securities

6.  C   Corporate reorganization/debt restructuring/prepackaged bankruptcy plans/reverse leveraged buyouts/wrap plans

7.  C   Formation of holding company

8.  C   Going private transactions (LBOs and minority squeezeouts)

9.  C   Joint ventures

10. C   Liquidations

11. C Mergers and acquisitions/issuance of shares to facilitate merger or acquisition

12. C   Private placements/warrants/convertible debentures

13. C   Spin-offs

14. C   Value maximization proposals

                            6. STATE OF INCORPORATION

1.  F   Proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders

2.  A   Proposals to amend the charter to include control share acquisition provisions

3.  F   Proposals to restore voting rights to the control shares

4.  F   Control share cash out provisions

5.  F   Disgorgement provisions

6.  C   Fair price provisions

7.  F   Freezeout provisions

8.  F   Adopt antigreenmail charter of bylaw amendments

9.  C   Antigreenmail proposals when bundled with other bylaw amendments

10. C   Reincorporation proposals

11. A   Stakeholder provisions

12. C   State antitakeover statutes

                              7. CAPITAL STRUCTURE

1.  F   Adjustments to par value of common stock

2.  C   Proposal to increase the number of shares of common stock

3.  C   Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class that has superior voting rights

4.  C   Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted.

5.  A   Proposals to create a new class of common stock with superior voting rights

6.  F   Proposal to create a new class of nonvoting or sub voting common stock

7.  A   Issue stock for use with rights plan

8.  C   Shareholder proposal: preemptive rights

9.  A   Proposal authorizing the creation of new classes of preferred stock with unspecified voting rights and other rights

10. F   Proposals to create "declawed" blank check preferred stock

11. F Proposals to authorize preferred stock where company specifies reasonable terms

12. A Proposal to increase the number of blank check preferred stock when shares have not been issued for a specific purpose

13. C Proposal to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns

14. C   Recapitalization

15. F Proposal to implement a reverse stock split when the number of authorized shares will be proportionately reduced

16. F   Proposal to implement a reverse stock split to avoid delisting

17. C Proposal to implement a reverse stock split that do not proportionately reduce the number of shares authorized

18. F   Share repurchase programs

19. F   Stock distributions: splits and dividends

20. C   Tracking stock

                     8. EXECUTIVE AND DIRECTOR COMPENSATION

1.  C   Compensation plans

2.  C   Compensation plans for directors

3.  C   Plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock

4.  C   Plans which provide a dollar for dollar cash for stock exchange

5.  C   Plans which do not provide a dollar for dollar cash for stock exchange

6.  A   Retirement plans for non-employee directors

7.  F   Shareholder proposal to eliminate retirement plans for non-employee directors

8.  C   Management proposals seeking approval to reprice options

9.  C   Employee stock purchase plans

10. C Proposal that amend shareholder approved compensation plans to include administrative features

11. C Proposals to add performance goals to existing compensation plans that comply with Section 162(m)

12. C Amend existing plans to increase shares reserved and to qualify for favorable tax treatment under Section 162(m)

13. C Cash or cash and stock bonus plans submitted to shareholder for the purpose of exempting compensation under Section 162(m)

14. F   Employee stock ownership plans

15. F   401(k) employee benefit plans

16. F Shareholder proposal seeking additional disclosure of executive and director pay information

17. A   Shareholder proposal seeking to set absolute levels on compensation

18. A   Shareholder proposal requiring director fees to be paid in stock only

19. F   Shareholder proposal to put option repricings to a shareholder vote

20. C   All other shareholder proposals regarding executive and director pay

21. C   Shareholder proposal on option expensing

22. C   Shareholder proposal on performance based stock options

23. F Shareholder proposal to require golden or tin parachutes to be submitted for shareholder ratification

24. C   Proposals to ratify or cancel golden or tin parachutes

                       9. SOCIAL AND ENVIRONMENTAL ISSUES

                        CONSUMER ISSUES AND PUBLIC SAFETY

1.  C   Proposal to phase out the use of animals in product testing

2.  A   Proposals seeking a report on the company's animal welfare standards

3.  C   Drug pricing

4.  C   Proposals to label genetically modified ingredients

5.  A   Proposals asking for a report on the feasibility of labeling products containing GMOs

6.  A   Proposals to completely phase out GMOs from the company's products

7.  C   Reports outlining the steps necessary to eliminate GMOs from the company's products

8.  A   Proposal seeking a report on the health and environmental effects of
        GMOs and the company's strategy for phasing out GMOs in the event they become illegal in

        the U.S.

9.  A   Requests for reports on a company's policies aimed at curtailing gun violence in the U.S.

10. C Requests for reports on the company's procedures for preventing predatory lending

11. C   All other tobacco related proposals

12. A   Tobacco proposals seeking stronger product warnings

13. A   Tobacco proposals prohibiting investment in tobacco equities

                             ENVIRONMENT AND ENERGY

14. C Reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge

15. C   Proposals to adopt the CERES principles

16. A   Requests for reports disclosing the company's environmental policies

17. A Report on the level of greenhouse gas emission from the company's operations and products

18. C   Proposal to adopt a comprehensive recycling strategy

19. C   Proposal to invest in renewable energy sources

20. A Requests for reports on the feasibility of developing renewable energy sources

                            GENERAL CORPORATE ISSUES

21. A Proposal to review ways of linking executive compensation to social factors

22. A   Proposals asking the company to affirm political nonpartisanship

23. A Proposals to report or publish in newspapers the company's political contributions

24. A   Proposals disallowing the company from making political contributions

25. A   Proposals restricting the company from making charitable contributions

26. A Proposals asking for a list of company executives, directors, consultants that have prior government service

                        LABOR STANDARDS AND HUMAN RIGHTS

27. A   Proposals to implement the China Principles

28. A Requests for reports detailing the company's operations in a particular country and steps to protect human rights

29. A Proposal to implement certain human rights standards at company facilities or those of its suppliers to commit to outside, independent monitoring

30. A   Reports outlining vendor standards compliance

31. A   Proposals to endorse or increase activity on the MacBride Principles

                                MILITARY BUSINESS

32. A   Reports on foreign military sales or offsets

33. C Proposals asking a company to renounce future involvement in antipersonnel landmine production

34. C Proposals asking a company to renounce future involvement in cluster bomb production

35. A Proposals asking a company to cease production of nuclear weapons components and delivery systems

36. A   Reports on a company's involvement in spaced-based weaponization

                               WORKPLACE DIVERSITY

37. A   Reports on the company's efforts to diversify the board

38. C Proposals asking the company to increase the representation of women and minorities on the board

39. A   Reports outlining the company's affirmative action initiatives

40. A Proposals seeking information on the diversity efforts of suppliers and service providers

41. A   Reports outlining the company's progress towards the Glass Ceiling
        Commission's business recommendations

42. C   Proposal to amend the company's EEO policy to include sexual orientation

43. A Proposals to extend company benefits to or eliminate benefits from domestic partners

                                 WT MUTUAL FUND

                           PART C - OTHER INFORMATION

ITEM 23.          EXHIBITS.

(a)(i)(a) Amended and Restated Agreement and Declaration of Trust of WT Mutual Fund (the "Fund"). (9)


(a)(i)(b) Form of amended Schedule A to Amended and Restated Agreement and Declaration of Trust of the Fund is filed herewith.


(a)(ii)           Certificate of Trust dated June 1, 1994. (1)

(a)(iii) Certificate of Amendment to Certificate of Trust dated October 7, 1994. (2)

(a)(iv) Certificate of Amendment to Certificate of Trust dated October 20, 1998. (3)

(b)               Amended and Restated By-Laws. (9)

(c) See Articles III, VII, and VIII of Registrant's Amended and Restated Agreement and Declaration of Trust. (9)


(d)(i) Form of Advisory Agreement between the Registrant and Rodney Square Management Corporation ("RSMC") with respect to the Wilmington Prime Money Market Portfolio, Wilmington U.S. Government Portfolio, Wilmington Tax-Exempt Portfolio, Wilmington Large Cap Core Portfolio, Wilmington Large Cap Growth Portfolio, Wilmington Large Cap Value Portfolio, Wilmington Small Cap Core Portfolio, Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund, Wilmington Small Cap Strategic Allocation Fund, Wilmington International Strategic Allocation Fund, Wilmington Real Estate Strategic Allocation Fund, Wilmington Short/Intermediate Bond Portfolio, Wilmington Broad Market Bond Portfolio, Wilmington Short-Term Income Portfolio, and Wilmington Municipal Bond Portfolio (the "Wilmington Funds").
                  (22)



(d)(ii) Advisory Agreement between the Registrant, on behalf of the CRM Large Cap Value Fund, CRM Small Cap Value Fund, CRM Mid Cap Value Fund and CRM Small-Mid Cap Value Fund (the "CRM Funds"), and Cramer Rosenthal McGlynn, LLC ("CRM") dated July 1, 2005 is filed herewith.



(d)(iii) Advisory Agreement between the Registrant, on behalf of the Roxbury Mid Cap Fund, Roxbury Small Cap Growth Fund and Roxbury Micro Cap Fund (the "Roxbury Funds"), and Roxbury Capital Management, LLC ("Roxbury") dated July 1, 2005 is filed herewith.



(d)(iv) Form of Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington International Strategic Allocation Fund, RSMC and Goldman Sachs Asset Management, L.P. ("GSAM").
                  (22)



(d)(v) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington International Strategic Allocation Fund, RSMC and Julius Baer Investment Management LLC ("JBIM") dated July 1, 2005 is filed herewith.



(d)(vi) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Real Estate Strategic Allocation Fund, RSMC and AEW Management and Advisors, L. P. ("AEW") dated July 1, 2005 is filed herewith.



(d)(vii) Form of Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Real Estate Strategic Allocation Fund, RSMC and Real Estate Management Services Group LLC. ("REMS").
                  (22)

(d)(viii) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Large Cap Strategic Allocation Fund, RSMC and Armstrong Shaw Associates, Inc. ("ASA") dated July 1, 2005 is filed herewith.



(d)(ix) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Large Cap Strategic Allocation Fund, RSMC and Montag & Caldwell, Inc. ("M&C") dated July 1, 2005 is filed herewith.



(d)(x) Form of Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Mid Cap Strategic Allocation Fund, RSMC and Bennett Lawrence Management, LLC ("BLM"). (22)



(d)(xi) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Mid Cap Strategic Allocation Fund, RSMC and Eubel Brady and Suttman Asset Management, Inc. ("EBS") dated July 1, 2005 is filed herewith.



(d)(xii) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Mid Cap Strategic Allocation Fund, RSMC and Equity Investment Corporation ("EIC") dated July 1, 2005 is filed herewith.



(d)(xiii) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Small Cap Strategic Allocation Fund, RSMC and Batterymarch Financial Management, Inc. ("BFM") dated July 1, 2005 is filed herewith.



(d)(xiv) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Small Cap Strategic Allocation Fund, RSMC and Systematic Financial Management L.P. ("SFM") dated July 1, 2005 is filed herewith.



(d)(xv) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Large Cap Strategic Allocation Fund, the Wilmington Mid Cap Strategic Allocation Fund, and the Wilmington Small Cap Strategic Allocation Fund, RSMC and Parametric Portfolio Associates LLC. ("PPA") dated July 1, 2005 is filed herewith.



(d)(xvi) Sub-Advisory Agreement among the Registrant, on behalf of the Wilmington Large Cap Strategic Allocation Fund, RSMC and First Quadrant, LP dated July 1, 2005 is filed herewith.



(d)(xvii) Form of Sub-Advisory Agreement between the Registrant, on behalf of the Small Cap Core Portfolio, and Roxbury is filed herewith.



(d)(xviii) Form of Sub-Advisory Agreement between the Registrant, on behalf of the Small Cap Core Portfolio, and CRM is filed herewith.




(d)(xxiv) Form of Sub-Advisory Agreement between the Registrant, RSMC and Wilmington Trust Investment Management, LLC ("WTIM") is filed herewith.


(e)(i)            Distribution Agreement with Professional Funds Distributor,
                  LLC. (17)

(e)(ii)           Form of Broker-Dealer Agreement. (17)

(f)               Deferred Compensation Plan for Independent Trustees. (10)

(g)(i) Custody Agreement between the Registrant and Wilmington Trust Company ("Wilmington Trust"). (15)

(g)(ii)           Foreign Custody Agreement between the Trust and PFPC Trust
                  Company. (15)

(g)(iii) Sub-Custody Agreement among the Registrant, Wilmington Trust and PFPC Trust Company. (7)




(h)(i)(a)         Transfer Agency Agreement between the Registrant and PFPC Inc.
                  (4)

(h)(i)(b)         Amended Exhibit A to Transfer Agency Agreement with PFPC Inc.
                  (14)

(h)(i)(c)         Amendment to Transfer Agency Agreement with PFPC Inc. (11)

(h)(ii) Administration and Accounting Services Agreement between the Registrant and PFPC Inc. (19)

(h)(iii)          Shareholder Service Plan for the CRM Funds. (18)

(h)(iv)           Shareholder Service Plan for the Roxbury Funds. (21)

(h)(v) Shareholder Service Plan for the Wilmington Funds and Balentine Premier Money Market Portfolio. (10)

(h)(vi)           Shareholder Service Plan for the Retail Shares of the CRM
                  Funds. (11)

(h)(vii) Shareholder Service Plan for the Service Shares of the Wilmington Large Cap Strategic Allocation Fund, Wilmington Mid Cap Strategic Allocation Fund and Wilmington Small Cap Strategic Allocation Fund. (13)

(h)(viii) Compliance, Support and Record Keeping Services Agreement with RSMC. (21)

(i)               Not applicable.


(j)               None.


(k)               Not applicable.

(l)               None.

(m)(i)            Plan of Distribution Pursuant to Rule 12b-1. (21)




(n)(i)            Amended and Restated Multiple Class Plan Pursuant to Rule
                  18f-3. (21)


(p)(i)            Code of Ethics of the Fund is filed herewith.


(p)(ii)           Code of Ethics of Cramer Rosenthal McGlynn, LLC. (21)

(p)(iii)          Code of Ethics of Roxbury Capital Management, LLC. (4)

(p)(iv)           Code of Ethics of GSAM. (15)

(p)(v)            Code of Ethics of JBIM. (11)

(p)(vi)           Code of Ethics of AEW. (12)

(p)(vii)          Code of Ethics of REMS. (13)

(p)(viii)         Code of Ethics of PPA. (14)

(p)(ix)           Code of Ethics of ASA. (14)

(p)(x)            Code of Ethics of M&C. (14)

(p)(xi)           Code of Ethics of BLM. (14)

(p)(xii)          Code of Ethics of EBS. (14)

(p)(xiii)         Code of Ethics of EIC. (14)

(p)(xiv)          Code of Ethics of BFM. (14)

(p)(xv)           Code of Ethics of SFM. (14)

(p)(xvi) Code of Ethics of RSMC and Wilmington Trust is filed herewith.


(p)(xvii)         Code of Ethics of First Quadrant, L.P. (19)


(p)(xviii) Code of Ethics of Wilmington Trust Investment Management is filed herewith.


(q)(i)(a) Powers of Attorney for Robert H. Arnold, Eric Brucker, Nicholas A. Giordano, Louis Klein, Jr., Clement C. Moore, II, John J. Quindlen and William P. Richards. (7)

(q)(i)(b)         Power of Attorney for Mark A. Sargent. (8)

(q)(i)(c)         Power of Attorney for Fred Filoon. (21)

----------

(1) Previously filed with the Securities and Exchange Commission (the "SEC") on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the SEC with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and incorporated herein by reference.

(3) Previously filed with the SEC with Post-Effective Amendment No. 10 on Form N-1A on November 1, 1999 and incorporated herein by reference.

(4) Previously filed with the SEC with Post-Effective Amendment No. 12 on Form N-1A on October 31, 2000 and incorporated herein by reference.

(5) Previously filed with the SEC with Post-Effective Amendment No. 13 on Form N-1A on February 23, 2001 and incorporated herein by reference.

(6) Previously filed with the SEC with Post-Effective Amendment No. 14 on Form N-1A on August 17, 2001 and incorporated herein by reference.

(7) Previously filed with the SEC with Post-Effective Amendment No. 15 on Form N-1A on November 1, 2001 and incorporated herein by reference.

(8) Previously filed with the SEC with Post-Effective Amendment No. 16 on Form N-1A on February 28, 2002 and incorporated herein by reference.

(9) Previously filed with the SEC with Post-Effective Amendment No. 17 on Form N-1A on June 10, 2002 and incorporated herein by reference.

(10) Previously filed with the SEC with Post-Effective Amendment No. 18 on Form N-1A on August 26, 2002 and incorporated herein by reference.

(11) Previously filed with the SEC with Post-Effective Amendment No. 19 on Form N-1A on October 25, 2002 and incorporated herein by reference.

(12) Previously filed with the SEC with Post-Effective Amendment No. 20 on Form N-1A on November 15, 2002 and incorporated herein by reference.

(13) Previously filed with the SEC with Post-Effective Amendment No. 21 on Form N-1A on April 28, 2003 and incorporated herein by reference.

(14) Previously filed with the SEC with Post-Effective Amendment No. 22 on Form N-1A on August 28, 2003 and incorporated herein by reference.

(15) Previously filed with the SEC with Post-Effective Amendment No. 23 on Form N-1A on October 29, 2003 and incorporated herein by reference.

(16) Previously filed with the SEC with Post-Effective Amendment No. 24 on Form N-1A on November 18, 2003 and incorporated herein by reference.

(17) Previously filed with the SEC with Post-Effective Amendment No. 25 on Form N-1A on July 16, 2004 and incorporated herein by reference.

(18) Previously filed with the SEC with Post-Effective Amendment No. 26 on Form N-1A on August 27, 2004 and incorporated herein by reference.

(19) Previously filed with the SEC with Post-Effective Amendment No. 28 on Form N-1A on October 28, 2004 and incorporated herein by reference.

(20) Previously filed with the SEC with Post-Effective Amendment No. 29 on Form N-1A on December 17, 2004 and incorporated herein by reference.

(21) Previously filed with the SEC with Post-Effective Amendment No. 30 on Form N-1A on May 11, 2005 and incorporated herein by reference.


(22) Previously filed with the SEC with Post-Effective Amendment No. 31 on Form N-1A on July 1, 2005 and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

WILMINGTON TRUST CORPORATION AND SUBSIDIARIES


Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Holding company for Wilmington Trust Company, Wilmington Trust of Pennsylvania, Wilmington Trust FSB, WT Investments, Inc., Rodney Square Management Corporation, Wilmington Trust Investment Management LLC, GTBA
Holdings, Inc. and Wilmington Trust (UK) Limited


Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
Delaware-chartered bank and trust company


Wilmington Trust FSB
111 South Calvert Street, ,26th Floor, Baltimore, Maryland
Federal savings bank headquartered in Maryland, a registered investment adviser



Wilmington Trust of Pennsylvania
795 East Lancaster Avenue
Villanova, Pennsylvania
Commercial bank headquartered in Pennsylvania.
A Pennsylvania-chartered bank and trust company.



WT Investments, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and an investment holding company. A Delaware corporation.



Brandywine Insurance Agency, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a licensed insurance agent and broker for life, casualty and property insurance.

A Delaware corporation.



Brandywine Finance Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company which is a finance company A Delaware corporation.



Brandywine Life Insurance Company, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a reinsurer of credit life insurance written in connection with closed-end consumer loans made by Wilmington Trust.
A Delaware corporation.



Wilmington Trust SP Services, Inc.
(f/k/a Delaware Corporate Management, Inc.)
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities.
A Delaware corporation.



Wilmington Trust SP Services (Nevada), Inc.
(f/k/a Nevada Corporate Management, Inc.)
3993 Howard Hughes Parkway
Las Vegas, Nevada
A subsidiary of Wilmington Trust SP Services, Inc. that provides nexus and other services for Nevada holding companies and other Nevada entities.
A Nevada corporation.



Wilmington Trust SP Services (Vermont), Inc.
30 Main Street, Suite 220
Burlington, VT 05401
A subsidiary of Wilmington Trust SP Services, Inc. that provides captive insurance management services.
A Vermont corporation.



Wilmington Trust SP Services (South Carolina), Inc.
145 King Street, Suite 102
Charleston, SC 29401
A subsidiary of Wilmington Trust SP Services, Inc. that provides management services.
A South Carolina corporation.



Rodney Square Management Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Corporation and a registered investment advisor.

A Delaware corporation.



Wilmington Brokerage Services Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a registered broker-dealer and a registered investment advisor.
A Delaware corporation.



100 West Tenth Street Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and maintains certain real estate on behalf of Wilmington Trust Company and Compton Realty Corporation.
A Delaware corporation.



Compton Realty Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company and a partner in Rodney Square Investors, L.P., the partnership that holds title to the Wilmington Trust Center.
A Delaware corporation.



Rodney Square Investors, L.P.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
98% owned by Wilmington Trust Company and 2% owned by Compton Realty Corporation. Partnership that holds title to the Wilmington Trust Center. A Delaware limited partnership.



Drew-VIII-Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company.
A Delaware corporation.



Siobain VI, Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that holds title to and manages certain troubled real estate on behalf of Wilmington Trust Company.
A Delaware corporation.


Wilmington Trust SP Services (New York), Inc. (f/k/a) WTC Corporate Services, Inc.)
Rodney Square North
1100 North Market Street
Wilmington, Delaware

A subsidiary of Wilmington Trust Company that provides nexus and other services. A Delaware corporation.



Wilmington Trust SP (Delaware) Services (f/k/a Organization Services, Inc.) Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services for Delaware holding companies and other Delaware entities.
A Delaware corporation.



Special Services Delaware, Inc.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust SP Services, Inc., a special purpose entity used to facilitate corporate transactions.
A Delaware corporation.



Wilmington Trust Global Services, Ltd.
Rodney Square North
1100 North Market Street
Wilmington, Delaware
A subsidiary of Wilmington Trust Company that provides nexus and other services.
A Delaware corporation.



Wilmington Trust (Cayman), Ltd.
4/F Century Yard, Cricket Square
Hutchins Drive
George Town, Cayman Islands, British West Indies
A subsidiary of Wilmington Trust Company that provides trust services. A Cayman Islands corporation.



Wilmington Trust (Channel Islands), Ltd.
St. Helier, Jersey, Channel Islands
A subsidiary of Wilmington Trust Company that provides trust services. A Channel Islands corporation.



Wilmington Trust Investment Management, LLC (f/k/a Balentine & Company, LLC) 3455 Peachtree Road
Suite 2000
Atlanta, Georgia 30325
Owned by Wilmington Trust Corporation.
A Georgia limited liability company.

Wilmington Trust (UK) Limited
10 Upper Bank Street
London, E145JJ
A subsidiary of Wilmington Trust Corporation Holding company.
Incorporated under the laws of the United Kingdom.




SPV Management Limited
Tower 42, International Financial Center, 25 Old Broad Street, London, EC2N 1HQ A subsidiary of Wilmington Trust (UK) Limited that provides nexus and other services.
Incorporated under the laws of the United Kingdom.




SPV Advisers Limited
Tower 42, International Financial Center, 25 Old Broad Street, London, EC2N 1HQ A subsidiary of Wilmington Trust (UK) Limited that serves as advisor to SPV Management Limited.
Incorporated under the laws of the United Kingdom.



Lord SPV Limited
Tower 42, International Financial Center, 25 Old Broad Street, London, EC2N 1HQ A subsidiary of SPV Management Limited.
Incorporated under the laws of the United Kingdom.



SPV Management (Dublin) Limited
1st Floor, 7 Exchange Place, IFSC, Dublin 1, Ireland
A subsidiary of SPV Management Limited that provides nexus and other services.
Incorporated under the laws of Ireland.



SPV Management (Italia) SRL
Studio Tributare Deiure, Via Pontaccio 10, Milan, 20120, Italy
A subsidiary of SPV Management Limited that provides nexus and other services. Incorporated under the laws of Italy.



SPV Jersey Limited
Oak Walk, St. Peter, Jersey, JE3 7EF
A subsidiary of SPV Management Limited that provides nexus and other services.
Incorporated under the laws of Jersey.



SPV Cayman Limited
Q&H Corporate Services Ltd., Third Floor, Harbour Centre,
P.O. Box 1347, Georgetown, Grand Cayman, BWIO, Cayman Islands
A subsidiary of SPV Management Limited that provides nexus and other services.
Incorporated under the laws of the Cayman Islands.



Bedell SPV Management (Jersey) Limited
26 New Street, St. Helier, Jersey JE2 3RA, Channel Islands
51% owned by SPV Management Limited
Provides nexus and other services.
Incorporated under the laws of Jersey.


GTBA Holdings, Inc.
Rodney Square North
1100 North Market Street

Wilmington, DE 19890
A subsidiary of Wilmington Trust Corporation that holds its interest in Grant, Tani, Barash & Altman, LLC.
A Delaware corporation.



Grant, Tani, Barash & Altman, LLC
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
A subsidiary of GTBA Holdings, Inc.
A registered investment adviser.
A Delaware limited liability company.



Grant, Tani, Barash & Altman Management, Inc.
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
A subsidiary of GTBA Holdings, Inc.
A management company that provides employees to Grant Tani Barash & Altman. LLC and a registered investment adviser.
A Delaware corporation



WTC Camden, Inc.
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
A subsidiary of Wilmington Trust Company.
A Delaware corporation.



INACTIVE SUBSIDIARIES
WT Delaware Capital Corp. (Shell Co.)
Rodney Square North
1100 North Market Street
Wilmington, DE
A Delaware corporation.



Wilmington Investment Managers, Inc. (Shell Co.)
Rodney Square North
1100 North Market Street
Wilmington, DE
A Delaware corporation.



California Corporate Management, Inc. (Shell Co.)
Rodney Square North
1100 North Market Street
Wilmington, DE
A Delaware corporation.



WT Services of Delaware, Inc.
Rodney Square North
1100 North Market Street
Wilmington, DE
A subsidiary of Wilmington Trust Company that provides back-office support services to Wilmington Trust Company and its affiliates.

A Delaware corporation.



Charleston Captive Holding Company (shell company)
145 King Street, Suite 102






Charlestown, SC 29401



AFFILIATES
Cramer Rosenthal McGlynn, LLC
White Plains, New York
A registered investment adviser
(77.24% equity interest owned by WT Investments, Inc.)
A Delaware limited liability company.



Roxbury Capital Management, LLC
Santa Monica, California
A registered investment adviser
(30% profits interest owned by WT Investments, Inc.
(41.36% equity interest owned by WT Investments, Inc.)
A Delaware limited liability company.



Clemente Capital, Inc.
152 West 57th Street
New York, New York 10017
(24.9% equity interest owned by WT Investments, Inc.)
A New York corporation.



Camden Partners Holdings, LLC
One South Street, Suite 215
Baltimore, MD  21202
(31.25% equity interest owned by WT Investments, Inc.)
A registered investment adviser.
A Delaware limited liability company.


Camden Partners Equity Advisors, LLC

One South Street, Suite 215
Baltimore, MD  21202
100% owned by Camden Partners Holdings, LLC
A registered investment adviser.
A Delaware limited liability company.


The Independence Group, Ltd.
c/o Mutual Risk Management (Cayman) Ltd.
Genesis Building, Second Floor
13 Jennett Street, P.O. Box 1363
G.T.
Grand Cayman, BWI
Formation Date: 1/11/02 under the laws of the Cayman Islands
No. of Units authorized: 35 units
Units Issued to Wilmington Trust Corporation: 1

One Voting Common Share, par value US $1.00, at a purchase price of US $100; and One New-Voting Redeemable Preferred Share, par value US $1.00, at a Purchase price of US $24,900.

ITEM 25. INDEMNIFICATION.

            The Fund's Amended and Restated Agreement and Declaration of Trust (the "Agreement") and Amended and Restated By-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent employee, investment adviser or distributor of the Fund, nor shall any trustee be responsible for the act or omission of any other trustee, and the Fund out of its assets may indemnify and hold harmless each trustee and officer of the Fund from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Fund; provided that the trustees and officers of the Fund shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See
Article IX of the Agreement incorporated by reference as Exhibit 23(a)(i)(a) and
Article IX of the Fund's By-laws incorporated by reference as Exhibit 23(b)).


            The Fund is party to an investment advisory agreement with each of RSMC, CRM and Roxbury and a sub-advisory agreement with each of CRM and Roxbury. Each of the foregoing investment advisory agreements and sub-advisory agreements with the Fund provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under their respective agreements, the adviser or sub-adviser shall not be subject to liability to the Fund, any series of the Fund or any of its shareholders for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund. Any liability of an adviser or sub-adviser to any series of the Fund shall not automatically impart liability on the part of such adviser or sub-adviser to any other series of the Fund. No series of the Fund shall be liable for the obligations of any other series of the Fund.



            The Fund is also party to a sub-advisory agreement with each of GSAM, JBIM, AEW, REMS, PPA, ASA, M&C, BLM, EBS, EIC, BFM, SFM, First Quadrant and WTIM. Each of the foregoing sub-advisory agreements provides that the sub-adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by its respective sub-advisory agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or Rodney Square Management Corporation, provided, however, that such acts or omissions shall not have resulted from the sub-adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty under its sub-advisory agreement.


            Indemnification of Professional Funds Distributor, LLC (the "Distributor"), the Fund's principal underwriter against certain losses is provided for in Section 10 of the Underwriting Agreement with the Distributor incorporated by reference as Exhibit 23(e)(1) hereto. In Section 10 of the Underwriting Agreement, the Fund agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense, arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus, Shareholder reports or other information filed or made public by the Fund included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading. However, the Fund does not agree to indemnify the Distributor or hold it harmless to the extent that the statements or omission was made in reliance upon, and in conformity with, information furnished to the Fund by or on behalf of the Distributor.


            Indemnification of PFPC in its capacity as administrator and accounting agent against certain losses is provided for in Section 12 of the Administration and Accounting Services Agreement with PFPC incorporated by reference as Exhibit 23(h)(ii) hereto. The Fund, on behalf of each series of the Fund, agrees to indemnify and hold harmless PFPC, its affiliates and its authorized agents from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the securities laws and any state or foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which PFPC, its affiliates or its authorized agents take (i) at the request or on the direction of or in reliance on the advice of the Fund or
(ii) upon oral instructions or written instructions. Neither PFPC, nor any of its affiliates or agents, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' or its agents' own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Administration and Accounting Services Agreement.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

(i)   Rodney Square Management Corporation ("RSMC")

      The only employment of a substantial nature of each of RSMC's directors and officers is with RSMC and its affiliated companies.

(ii)  Cramer Rosenthal McGlynn, LLC ("CRM")

      The only employment of a substantial nature of each of CRM's directors and officers is with CRM.

(iii) Roxbury Capital Management, LLC ("Roxbury")

      The only employment of a substantial nature of each of Roxbury's directors and officers is with Roxbury.


(iv)  Wilmington Trust Investment Management, LLC ("WTIM")



      The only employment of a substantial nature of each of WTIM's members of its board of managers and officers is with WTIM and its affiliated companies.



(v)   AEW Management and Advisors, L.P. ("AEW")


      The only employment of a substantial nature of each of AEW's directors and officers is with AEW.


(vi)  Real Estate Management Services Group, LLC ("REMS").


      The only employment of a substantial nature of each of REMS' directors and officers is with REMS.


(vii) Goldman Sachs Asset Management, L.P. Set forth below are the names and businesses of certain managing directors of GSAM L.P who are engaged in any other business, profession, vocation or employment of a substantial nature.

         Name             Position with Sub-Adviser                   Other Affiliations
---------------------    ----------------------------    ----------------------------------------------
Henry M. Paulson, Jr.    Managing Director               Chairman, Chief Executive Officer and Director,
                                                         The Goldman Sachs Group, Inc.

Robert J. Hurst          Managing Director               Vice Chairman and Director, The Goldman Sachs
                                                         Group, Inc.,

John A. Thain            Managing Director               President, Co-Chief Operating Officer and
                                                         Director, The Goldman Sachs Group, Inc.

John L. Thornton         Managing Director               President, Co-Chief Operating Officer and
                                                         Director, The Goldman Sachs Group, Inc

David W. Blood           Managing Director and Co-       Director, Goldman Sachs Asset Management
                         Head(Asset Management Group)    International


(viii) Julius Baer Investment Management LLC. The only employment of a substantial nature of each of JBIM's directors and officers is with JBIM and its affiliated companies.



(ix)  Parametric Portfolio Associates


   Parametric Portfolio Associates, LLC ("PPA") is a registered investment adviser providing investment management services to the Fund. PPA is a majority-owned subsidiary of Eaton Vance Corp. The directors and officers of PPA are set forth below.

      Name             Position with Sub-Adviser           Other Affiliations
----------------    --------------------------------    ------------------------
Andrew Abramsky     Chief Operating Officer, Manager    None

Brian Langstraat    Chief Executive Officer, Manager
                    and Secretary

David M. Stein      Chief Investment Officer            None

Aaron Singleton     Chief Financial Officer, Chief
                    Compliance Officer, Treasurer

James B. Hawkes     Manager                             Eaton Vance Corp., Chairman, President
                                                        and CEO

Thomas Faust        Manager                             Eaton Vance Corp., Executive VP, Director


(x)   Armstrong Shaw Associates, Inc.


      The only employment of a substantial nature of each of ASA's directors and officers is with ASA.


(xi)  Montag & Caldwell, Inc.


      The only employment of a substantial nature of each of Montag & Caldwell's directors and officers is with Montag & Caldwell or its parent company, ABN AMRO Asset Management.


(xii) Bennett Lawrence Management, LLC


      The only employment of a substantial nature of each of BLM's directors and officers is with BLM.


(xiii) Eubel Brady and Suttman Asset Management, , Inc.


      The only employment of a substantial nature of each of EBS's directors and officers is with EBS.

(xiv) Equity Investment Corporation


      The only employment of a substantial nature of each of EIC's directors and officers is with EIC.


(xv)  Batterymarch Financial Management, Inc.


      Batterymarch Financial Management, Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

        Name              Position with Sub-Adviser                  Other Affiliations
--------------------   -------------------------------   ------------------------------------------
Deepak Chowdhury       Director                          Vice President and Director, Legg Mason
                                                         Fund Adviser, Inc.
                                                         Senior Vice President, Legg Mason, Inc.
                                                         Senior Vice President, Legg Mason Wood
                                                         Walker, Incorporated
                                                         Non-Employee Director of various Legg
                                                         Mason, Inc. affiliates

William L. Elcock      CEO, Director and Senior          None
                       Portfolio Manager

Edward A. Taber III    Director                          Executive Vice President, Legg Mason, Inc.
                                                         Vice President and Director 3040692 Nova
                                                         Scotia Company
                                                         Non-Employee Director of various Legg
                                                         Mason, Inc. affiliates.

Phillip E. Channen     Assistant Secretary and Chief     None
                       Compliance Officer

Margaret J. Coughlan   Assistant Treasurer               None

Thomas Linkas          Chief Investment Officer          None

Francis X. Tracy       President, Treasurer, Secretary   None
                       and CFO

Tania Zouikin          Chairman and Director


(xvii) Systematic Financial Management L.P.


      The only employment of a substantial nature of each of SFM's directors and officers is with SFM.


(xviii) First Quadrant L.P.

First Quadrant, L.P. currently serves as general partner and investment adviser for two unregistered funds organized as Delaware limited partnerships, and as investment adviser for four unregistered offshore funds. First Quadrant has a beneficial interest in FQN Management, LLC ("FQN"), a SEC registered investment adviser. First Quadrant has an affiliation (by virtue of Affiliated Managers Group, Inc.'s majority equity ownership position in each of First Quadrant and Managers Investment Group LLC ("Managers")), and arrangement with Managers to provide sub-advisory services to an affiliated mutual fund company known as Managers AMG Funds. Any other substantial employment of the partners, directors, and officers of First Quadrant, L.P. is noted below.


       Name                    Position with Sub-Adviser                      Other Affiliations
---------------------   -----------------------------------------   ------------------------------------
Ronnie M. Darnell       Chief Investment Officer and Limited        Vice President, FQN
                        Partner
Curtis J. Ketterer      Chief Operating Officer and Limited         Chief Operating Officer and
                        Partner                                     Treasurer, FQN
Christopher G. Luck     Director of Equities, Director of Equity    Vice President and Secretary, FQN
                        Portfolio Management and Limited Partner
Timothy S. Meckel       Director of Client Service and Limited      None
                        Partner
Phillip T. Miller       Director of Options and Derivative          None
                        Products and Limited Partner
Kent C. Roberts II      Director of Marketing and Limited Partner   None
Kenneth J. Ferguson     Co-Director of Global Derivatives and       None
                        Limited Partner
Joel L. Brouwer         Director-Chief Financial Officer            None
Kenneth R. Funk         Director-Chief Compliance Officer           None
Andre Francois Perold   Chairman of the Advisory Panel and          Founder and Chair of the Investment
                        Limited Partner                             Committee of HighVista Strategies;
                                                                    George Gund Professor of Finance and
                                                                    Banking, Harvard Business School;
                                                                    Director, The Vanguard Group; Board
                                                                    Chairman, Unx; Chairman of the
                                                                    Investment Committee, Shady Hill
                                                                   School; Member of the Advisory Board
                                                                   of: RRE Investors, The Debt Exchange,
                                                                   The Rock Creek Group and FIA Timber
                                                                   Partners


ITEM 27. PRINCIPAL UNDERWRITER.


      (a) Professional Funds Distributor, LLC (the "Distributor") acts as principal underwriter for the following investment companies:



                        Armada Funds
                        Armada Advantage Fund


      Professional Funds Distributor, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

      (b) The following is a list of the executive officers, directors, and partners of Professional Funds Distributor, LLC:

        Name                    Position         Position w/ Fund
---------------------    --------------------   -----------------
Philip H. Rinnander      President & Owner      None
Barbara A. Rice          Vice President         None
Thomas L. Schwegel       Vice President         None
Jennifer DiValerio       Vice President         None


(c) Not applicable.

ITEM 28. LOCATIONS OF ACCOUNTS AND RECORDS.


All accounts and records are maintained by the Fund, or on its behalf by Rodney Square Management Corporation, 1100 N. Market Street, Wilmington, DE 19890; Wilmington Trust Investment Management, LLC 3455 Peachtree Road Suite 2000 Atlanta, GA 30325 and the Fund's administrator, transfer agent, dividend-paying agent and accounting services agent, PFPC Inc., 301 Bellevue Parkway, Wilmington, DE 19809.


ITEM 29. MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Fund furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant Post-Effective Amendment No. 31 has duly caused this Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Wilmington, State of Delaware on the 29th day of August 2005.


                                                WT MUTUAL FUND

                                          By:   /s/ Robert J. Christian
                                                ------------------------------
                                                Robert J. Christian, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Robert H. Arnold *                Trustee                                 August 29, 2005
-----------------------------
Robert H. Arnold

/s/ Eric Brucker *                    Trustee                                 August 29, 2005
-----------------------------
Eric Brucker

/s/ Robert J. Christian               Trustee, President, and Chief           August 29, 2005
-----------------------------         Executive Officer
Robert J. Christian

/s/ Eric K. Cheung                    Vice President, Chief Financial         August 29, 2005
-----------------------------         Officer and Treasurer
Eric K. Cheung

/s/ Nicholas A. Giordano *            Trustee                                 August 29, 2005
-----------------------------
Nicholas A. Giordano

/s/ Louis Klein, Jr. *                Trustee                                 August 29, 2005
-----------------------------
Louis Klein, Jr.

/s/ Clement C. Moore, II *            Trustee                                 August 29, 2005
-----------------------------
Clement C. Moore, II

/s/ John J. Quindlen *                Trustee                                 August 29, 2005
-----------------------------
John J. Quindlen

/s/ Fred Filoon*                      Trustee                                 August 29, 2005
-----------------------------
Fred Filoon

/s/ Mark Sargent *                    Trustee                                 August 29, 2005
-----------------------------
Mark Sargent


         * By     /s/ Robert J. Christian
                  -------------------------
                  Robert J. Christian
                  Attorney-in-Fact

                                 WT MUTUAL FUND

                                  EXHIBIT INDEX


 EXHIBIT NO.                               DESCRIPTION
23(a)(i)(b)       Form of amended Schedule A to Amended and Restated Agreement and Declaration of Trust of the Registrant.

23(d)(ii)         Advisory Agreement between the Registrant, on behalf of the
                  CRM Large Cap Value Fund, CRM Small Cap Value Fund, CRM Mid
                  Cap Value Fund and CRM Small-Mid Cap Value Fund and CRM dated
                  July 1, 2005.

23(d)(iii)        Advisory Agreement between the Registrant, on behalf of the
                  Roxbury Mid Cap Fund, Roxbury Small Cap Growth Fund and
                  Roxbury Micro Cap Fund and Roxbury dated July 1, 2005.

23(d)(v)          Sub-Advisory Agreement among the Registrant, RSMC and JBIM.

23(d)(vi)         Sub-Advisory Agreement among the Registrant, RSMC and AEW.

23(d)(viii)       Sub-Advisory Agreement among the Registrant, RSMC and ASA.

23(d)(ix)         Sub-Advisory Agreement among the Registrant, RSMC and M&C.

23(d)(xi)         Sub-Advisory Agreement among the Registrant, RSMC and EBS.

23(d)(xii)       Sub-Advisory Agreement among the Registrant, RSMC and EIC.

23(d)(xiii)      Sub-Advisory Agreement among the Registrant, RSMC and BFM.

23(d)(xiv)       Sub-Advisory Agreement among the Registrant, RSMC and SFM.

23(d)(xv)        Sub-Advisory Agreement among the Registrant, RSMC and PPA.

23(d)(xvi)       Sub-Advisory Agreement among the Registrant, RSMC and First
                 Quadrant, LP.

23(d)(xvii)      Form of Sub-Advisory Agreement between the Registrant and
                 Roxbury.

23(d)(xviii)     Form of Sub-Advisory Agreement between the Registrant and CRM.

23(d)(xxiv)      Form of Sub-Advisory Agreement between the Registrant and WTIM.

23(p)(i)         Code of Ethics of the Fund.

23(p)(xvi)       Code of Ethics of RSMC and Wilmington Trust.

23(p)(xviii)     Code of Ethics of WTIM.